Exhibit 10.1 CREDIT AGREEMENT dated as of July 1, 2025 among PROGYNY, INC., as the Parent Borrower, THE FINANCIAL INSTITUTIONS PARTY HERETO, as Lenders and Issuing Banks, JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Collateral Agent, JPMORGAN CHASE BANK, N.A., as Swingline Lender, JPMORGAN CHASE BANK, N.A., as Sole Lead Arranger and Sole Bookrunner, and BANK OF AMERICA, N.A., SILICON VALLEY BANK, A DIVISION OF FIRST CITIZENS BANK & TRUST, US BANK NATIONAL ASSOCIATION and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents

i TABLE OF CONTENTS PAGE ARTICLE 1 DEFINITIONS 1 Section 1.01. Defined Terms ................................................................................................................... 1 Section 1.02. Classification of Loans and Borrowings ......................................................................... 65 Section 1.03. Terms Generally .............................................................................................................. 65 Section 1.04. Accounting Terms; GAAP .............................................................................................. 66 Section 1.05. Representations and Warranties ...................................................................................... 70 Section 1.06. Timing of Payment and Performance .............................................................................. 70 Section 1.07. Times of Day ................................................................................................................... 70 Section 1.08. Currency Equivalents Generally ..................................................................................... 70 Section 1.09. Cashless Rollovers .......................................................................................................... 71 Section 1.10. Alternate Currencies ........................................................................................................ 72 Section 1.11. Letter of Credit Amounts ................................................................................................ 72 Section 1.12. Additional Borrowers; Parent Borrower as Representative ............................................ 73 ARTICLE 2 THE CREDITS 74 Section 2.01. Commitments .................................................................................................................. 74 Section 2.02. Loans and Borrowings .................................................................................................... 74 Section 2.03. Requests for Borrowings ................................................................................................. 75 Section 2.04. Swingline Loans .............................................................................................................. 76 Section 2.05. Letters of Credit .............................................................................................................. 77 Section 2.06. [Reserved] ....................................................................................................................... 82 Section 2.07. Funding of Borrowings ................................................................................................... 82 Section 2.08. Type; Interest Elections ................................................................................................... 83 Section 2.09. Termination and Reduction of Commitments ................................................................. 84 Section 2.10. Repayment of Loans; Evidence of Debt.......................................................................... 85 Section 2.11. Prepayment of Loans ....................................................................................................... 86 Section 2.12. Fees ................................................................................................................................. 87 Section 2.13. Interest ............................................................................................................................. 88 Section 2.14. Alternate Rate of Interest ................................................................................................ 89 Section 2.15. Increased Costs ................................................................................................................ 91 Section 2.16. Break Funding Payments ................................................................................................ 92 Section 2.17. Taxes ............................................................................................................................... 93 Section 2.18. Payments Generally; Allocation of Proceeds; Sharing of Payments ............................... 97 Section 2.19. Mitigation Obligations; Replacement of Lenders ........................................................... 98 Section 2.20. [Reserved] ..................................................................................................................... 100 Section 2.21. Defaulting Lenders ........................................................................................................ 100 Section 2.22. Incremental Credit Extensions ...................................................................................... 102 Section 2.23. Extensions of Loans and Revolving Credit Commitments ........................................... 107 ARTICLE 3 REPRESENTATIONS AND WARRANTIES 109 Section 3.01. Organization; Powers .................................................................................................... 109 Section 3.02. Authorization; Enforceability ........................................................................................ 109 Section 3.03. Governmental Approvals; No Conflicts ........................................................................ 109 Section 3.04. Financial Condition; No Material Adverse Effect ........................................................ 110 Section 3.05. Properties ....................................................................................................................... 110 Section 3.06. Litigation and Environmental Matters .......................................................................... 110 Section 3.07. Compliance with Laws .................................................................................................. 111

ii Section 3.08. Investment Company Status .......................................................................................... 111 Section 3.09. Taxes. ............................................................................................................................ 111 Section 3.10. ERISA ........................................................................................................................... 111 Section 3.11. Disclosure ...................................................................................................................... 111 Section 3.12. Solvency ........................................................................................................................ 112 Section 3.13. Capitalization and Subsidiaries ..................................................................................... 112 Section 3.14. Security Interest in Collateral ........................................................................................ 112 Section 3.15. Labor Disputes .............................................................................................................. 113 Section 3.16. Federal Reserve Regulations ......................................................................................... 113 Section 3.17. USA PATRIOT Act, Sanctions and Anti-Corruption Laws ......................................... 113 ARTICLE 4 CONDITIONS 113 Section 4.01. Closing Date .................................................................................................................. 113 Section 4.02. Each Credit Extension ................................................................................................... 116 ARTICLE 5 AFFIRMATIVE COVENANTS 116 Section 5.01. Financial Statements and Other Reports ....................................................................... 117 Section 5.02. Existence ....................................................................................................................... 120 Section 5.03. Payment of Taxes .......................................................................................................... 120 Section 5.04. Maintenance of Properties ............................................................................................. 120 Section 5.05. Insurance ....................................................................................................................... 120 Section 5.06. Inspections ..................................................................................................................... 121 Section 5.07. Maintenance of Book and Records ............................................................................... 121 Section 5.08. Compliance with Laws .................................................................................................. 121 Section 5.09. Hazardous Materials Activity ........................................................................................ 122 Section 5.10. Designation of Subsidiaries ........................................................................................... 122 Section 5.11. Use of Proceeds ............................................................................................................. 123 Section 5.12. Covenant to Guarantee Loan Document Obligations and Give Security ...................... 123 Section 5.13. [Reserved] ..................................................................................................................... 125 Section 5.14. [Reserved] ..................................................................................................................... 125 Section 5.15. Further Assurances ........................................................................................................ 125 Section 5.16. Conduct of Business ...................................................................................................... 125 Section 5.17. Post-Closing Actions ..................................................................................................... 126 ARTICLE 6 NEGATIVE COVENANTS 126 Section 6.01. Indebtedness .................................................................................................................. 126 Section 6.02. Liens .............................................................................................................................. 131 Section 6.03. No Further Negative Pledges ........................................................................................ 137 Section 6.04. Restricted Payments; Restricted Debt Payments ........................................................... 139 Section 6.05. [Reserved] ..................................................................................................................... 143 Section 6.06. Investments ................................................................................................................... 143 Section 6.07. Fundamental Changes; Disposition of Assets ............................................................... 148 Section 6.08. Sale and Lease-Back Transactions ................................................................................ 153 Section 6.09. Transactions with Affiliates .......................................................................................... 153 Section 6.10. [Reserved] ..................................................................................................................... 155 Section 6.11. [Reserved] ..................................................................................................................... 155 Section 6.12. Amendments of or Waivers with Respect to Restricted Debt ....................................... 155 Section 6.13. [Reserved] ..................................................................................................................... 155 Section 6.14. Use of Proceeds ............................................................................................................. 155 Section 6.15. Financial Covenants ...................................................................................................... 156

iii ARTICLE 7 [RESERVED] 157 ARTICLE 8 EVENTS OF DEFAULT 157 Section 8.01. Events of Default ........................................................................................................... 157 ARTICLE 9 THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT 160 Section 9.01. Authorization and Action .............................................................................................. 160 Section 9.02. Administrative Agent and Collateral Agent’s Reliance, Limitation of Liability, Etc. .. 163 Section 9.03. Posting of Communications. ......................................................................................... 164 Section 9.04. The Administrative Agent and the Collateral Agent Individually ................................ 165 Section 9.05. Successor Agents .......................................................................................................... 165 Section 9.06. Acknowledgements of Lenders and Issuing Banks ....................................................... 167 Section 9.07. Credit Bidding ............................................................................................................... 168 Section 9.08. Certain ERISA Matters ................................................................................................. 169 Section 9.09. Indemnification by Lenders .......................................................................................... 171 Section 9.10. Withholding Taxes ........................................................................................................ 171 Section 9.11. Miscellaneous ................................................................................................................ 171 Section 9.12. Release of Loan Guarantees; Collateral ........................................................................ 172 Section 9.13. Intercreditor Agreements ............................................................................................... 173 ARTICLE 10 MISCELLANEOUS 173 Section 10.01. Notices ........................................................................................................................... 173 Section 10.02. Waivers; Amendments .................................................................................................. 175 Section 10.03. Expenses; Indemnity ..................................................................................................... 184 Section 10.04. Waiver of Claim ............................................................................................................ 186 Section 10.05. Successors and Assigns ................................................................................................. 186 Section 10.06. Survival ......................................................................................................................... 193 Section 10.07. Counterparts; Integration; Effectiveness ....................................................................... 194 Section 10.08. Severability ................................................................................................................... 194 Section 10.09. Right of Setoff ............................................................................................................... 194 Section 10.10. Governing Law; Jurisdiction; Consent to Service of Process ....................................... 194 Section 10.11. Waiver of Jury Trial ...................................................................................................... 195 Section 10.12. Headings ........................................................................................................................ 196 Section 10.13. Confidentiality ............................................................................................................... 196 Section 10.14. No Fiduciary Duty ......................................................................................................... 197 Section 10.15. Several Obligations ....................................................................................................... 198 Section 10.16. USA PATRIOT Act ...................................................................................................... 198 Section 10.17. Disclosure ...................................................................................................................... 198 Section 10.18. Appointment for Perfection ........................................................................................... 198 Section 10.19. Interest Rate Limitation ................................................................................................. 198 Section 10.20. [Reserved] ..................................................................................................................... 198 Section 10.21. Conflicts ........................................................................................................................ 198 Section 10.22. Release of Guarantors ................................................................................................... 199 Section 10.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions ............. 199 Section 10.24. [Reserved]. .................................................................................................................... 200 Section 10.25. Acknowledgement Regarding Any Supported QFCs ................................................... 200 Section 10.26. Erroneous Payments ...................................................................................................... 201 Section 10.27. [Reserved] ..................................................................................................................... 203 Section 10.28. Acknowledgements of Lenders and Issuing Banks. ...................................................... 203

SCHEDULES:

Schedule 1.01(a)(i)	–	Commitment Schedule
Schedule 1.01(a)(ii)	–	Letter of Credit Commitment Schedule
Schedule 1.01(e)	–	Immaterial Subsidiaries
Schedule 1.01(f)	–	Subsidiary Guarantors
Schedule 3.06	–	Litigation and Environmental Matters
Schedule 4.01(l)	–	Closing Date Undertakings
Schedule 5.10	–	Unrestricted Subsidiaries
Schedule 5.17	–	Post-Closing Actions
Schedule 6.01	–	Existing Indebtedness
Schedule 6.02	–	Existing Liens
Schedule 6.03	–	Negative Pledges
Schedule 6.06	–	Existing Investments
Schedule 6.07	–	Certain Dispositions
Schedule 6.09	–	Affiliate Transactions

EXHIBITS:

Exhibit A-1	–	Form of Assignment and Assumption
Exhibit A-2	–	Form of Affiliated Lender Assignment and Assumption
Exhibit B	–	[Reserved]
Exhibit C	–	Form of Compliance Certificate
Exhibit D	–	Form of Interest Election Request
Exhibit E	–	[Reserved]
Exhibit F	–	Form of Intercompany Note
Exhibit G	–	Form of Promissory Note
Exhibit H-1	–	Form of Trademark Security Agreement
Exhibit H-2	–	Form of Patent Security Agreement
Exhibit H-3	–	Form of Copyright Security Agreement
Exhibit I	–	Form of Solvency Certificate
Exhibit J	–	[Reserved]
Exhibit K	–	[Reserved]
Exhibit L1-L4	–	Forms of U.S. Tax Compliance Certificate
Exhibit M	–	Form of Prepayment Notice
Exhibit N	–	[Reserved]
Exhibit O	–	[Reserved]
Exhibit P	–	Form of Pari Passu Intercreditor Agreement
Exhibit Q	–	Form of Junior Lien Intercreditor Agreement

iv

1 CREDIT AGREEMENT CREDIT AGREEMENT, dated as of July 1, 2025 (this “Agreement”), by and among Progyny, Inc., a Delaware corporation, as the borrower (“Parent Borrower”), the Lenders and Issuing Banks from time to time party hereto, JPMorgan Chase Bank, N.A. (“JPM”), in its capacity as administrative agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”), JPM, as Swingline Lender, and JPM, as sole lead arranger and sole bookrunner (in such capacities, the “Arranger”). RECITALS A. The Parent Borrower has requested that the Lenders make available to the Parent Borrower a revolving credit facility with aggregate Commitments in an amount equal to $200,000,000, the proceeds of which shall be used by the Parent Borrower for the purposes permitted under, and otherwise in accordance with and subject to the terms of, this Agreement. B. The Lenders are willing to make available a revolving credit facility on the terms and subject to the conditions set forth herein. C. Accordingly, the parties hereto agree as follows: ARTICLE 1 DEFINITIONS Section 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate. “Acceptable Intercreditor Agreement” means any Pari Passu Intercreditor Agreement, any Junior Lien Intercreditor Agreement or another intercreditor agreement that is reasonably satisfactory to the Administrative Agent and the Parent Borrower (which may, if applicable, include a payment “waterfall”). “ACH” means automated clearing house transfers. “Additional Agreement” has the meaning assigned to such term in Section 9.13. “Additional Borrower” has the meaning assigned to such term in Section 1.12(a). “Additional Commitment” means any commitment hereunder added pursuant to Sections 2.22, 2.23 or 10.02(c). “Additional Credit Facilities” means any credit facilities added pursuant to Sections 2.22, 2.23 or 10.02(c). “Additional Lender” has the meaning assigned to such term in Section 2.22(b).

2 “Additional Letter of Credit Facility” means any facility established by the Parent Borrower and/or any Restricted Subsidiary outside of this Agreement to obtain letters of credit, bank guarantees, bankers acceptances or other similar instruments required by customers, suppliers, landlords, regulators or Governmental Authorities or otherwise in the ordinary course of business. “Additional Loans” means any Additional Revolving Loans and any Additional Term Loans. “Additional Revolving Credit Commitment” means any revolving credit commitment added pursuant to Sections 2.22, 2.23 or 10.02(c)(ii). “Additional Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of all Additional Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender’s LC Exposure and Swingline Exposure, in each case, attributable to its Additional Revolving Credit Commitment. “Additional Revolving Facility” means any revolving credit facility added pursuant to Sections 2.22, 2.23 or 10.02(c)(ii). “Additional Revolving Lender” means any Lender with an Additional Revolving Credit Commitment or any Additional Revolving Credit Exposure. “Additional Revolving Loans” means any revolving loan added pursuant to Sections 2.22, 2.23 or 10.02(c)(ii). “Additional Term Loan Commitment” means any term loan commitment added pursuant to Sections 2.22 or 10.02(c)(i). “Additional Term Loans” means any term loan added pursuant to Sections 2.22 or 10.02(c)(i). “Adjustment Date” means the date that is three Business Days following the date both of the following have been delivered: (i) the financial statements required to be delivered pursuant to Section 5.01(a) or Section 5.01(b), as applicable and (ii) the corresponding Compliance Certificate required to be delivered pursuant to Section 5.01(c). “Administrative Agent” has the meaning assigned to such term in the preamble to this Agreement. “Administrative Questionnaire” has the meaning assigned to such term in Section 2.22(d). “Adverse Proceeding” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of the Parent Borrower or any of its Restricted Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign, whether pending or, to the knowledge of the Parent Borrower or any of its Restricted Subsidiaries, threatened in writing, against or affecting the Parent Borrower or any of its Restricted Subsidiaries or any property of the Parent Borrower or any of its Restricted Subsidiaries. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, as applied to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, that Person.

3 “Affiliated Lender” means any Non-Debt Fund Affiliate, the Parent Borrower and/or any of its Subsidiaries. “Affiliated Lender Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Affiliated Lender (with the consent of any party whose consent is required by Section 10.05) and accepted by the Administrative Agent in the form of Exhibit A-2 or any other form approved by the Administrative Agent and the Parent Borrower. “Agent Fee Letter” means the Fee Letter, dated as of May 21, 2025, by and among, inter alios, the Parent Borrower and the Administrative Agent. “Agents” means each of the Administrative Agent, the Collateral Agent and any other Person appointed under the Loan Documents to serve in an agent or similar capacity. “Agreement” has the meaning assigned to such term in the preamble to this Credit Agreement. “Alternate Base Rate” means, for any day, a rate per annum equal to the highest of (a) the NYFRB Rate in effect on such day plus 0.50%, (b) to the extent ascertainable, Term SOFR (which rate shall be calculated based upon an Interest Period of one month and shall be determined on a daily basis based on the rate determined on such day for such Interest Period at 11:00 a.m.) plus 1.00%, (c) the Prime Rate and (d) if Term SOFR is not ascertainable, 1.00%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or Term SOFR, as the case may be, shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or Term SOFR, as the case may be. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 with respect to any Loans, then the Alternate Base Rate shall be the greater of clauses (a), (c) and (d) above and shall be determined without reference to clause (b) above. “Alternate Currency” means in the case of Revolving Loans and Letters of Credit, each currency that is approved in accordance with Section 1.10. “Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977 and all other laws, rules, and regulations of any jurisdiction applicable to the Parent Borrower or any of its Subsidiaries relating to bribery or corruption. “Applicable Charges” has the meaning assigned to such term in Section 10.19. “Applicable Parties” has the meaning assigned to such term in Section 9.03(c). “Applicable Percentage” means (a) with respect to any Term Lender of any Class, a percentage equal to a fraction the numerator of which is the aggregate outstanding principal amount of any Additional Term Loans and unused Additional Term Loan Commitments of such Term Lender under such Class and the denominator of which is the aggregate outstanding principal amount of any Additional Term Loans and unused Additional Term Loan Commitments of all Term Lenders under such Class and (b) with respect to any Revolving Lender of any Class, the percentage of the aggregate amount of the Revolving Credit Commitments of such Class represented by such Lender’s Revolving Credit Commitment of such Class; provided that for purposes of Section 2.21 and otherwise herein, when there is a Defaulting Lender, such Defaulting Lender’s Revolving Credit Commitment shall be disregarded for any relevant calculation. In the case of clause (b), in the event that the Revolving Credit Commitments of any Class have expired or been terminated, the Applicable Percentage of any Revolving Lender of such Class shall be determined on the basis of the Revolving Credit Exposure of such Revolving Lender with

4 respect to such Class, giving effect to any assignments and to any Revolving Lender’s status as a Defaulting Lender at the time of determination. “Applicable Rate” means, for Revolving Loans, the applicable rate per annum set forth below under the caption “ABR Spread” or “Term SOFR Rate Spread”, based upon the Total Leverage Ratio as of the last day of the most recently ended Test Period; provided that until the first Adjustment Date following the completion of one full Fiscal Quarter ended after the Closing Date, the “Applicable Rate” for any Revolving Loans shall be the applicable rate per annum set forth below in Category 1. Category Total Leverage Ratio Term SOFR Rate Spread ABR Spread 1 < 1.00 to 1.00 1.50% 0.50% 2 > 1.00 to 1.00 but < 2.00 to 1.00 1.75% 0.75% 3 > 2.00 to 1.00 2.00% 1.00% The Applicable Rate for Revolving Loans shall be adjusted quarterly on a prospective basis on each Adjustment Date based upon the Total Leverage Ratio in accordance with the table above; provided that if financial statements are not delivered when required pursuant to Section 5.01(a) or (b), as applicable, along with a corresponding Compliance Certificate when required pursuant to Section 5.01(c), the “Applicable Rate” for Revolving Loans shall be the rate per annum set forth above in Category 3 for the period commencing three Business Days after such required date of delivery and ending on the date which is three Business Days after such financial statements are delivered in compliance with Section 5.01(a) or (b), as applicable along with a corresponding Compliance Certificate in compliance with Section 5.01(c). In the event that the Administrative Agent and the Parent Borrower determine that any financial statements previously delivered were incorrect or inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for any period (an “Applicable Period”) than the Applicable Rate applied for such Applicable Period, then (i) the Parent Borrower shall as soon as practicable deliver to the Administrative Agent the corrected financial statements for such Applicable Period, (ii) the Applicable Rate shall be determined as if the pricing level for such higher Applicable Rate were applicable for such Applicable Period and (iii) the Parent Borrower shall within three Business Days thereof pay to the Administrative Agent the accrued additional amount owing as a result of such increased Applicable Rate for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with this Agreement. This paragraph shall not limit the rights of Administrative Agent and Lenders with respect to Section 2.13 and Article 8. The Applicable Rate for any other Class of Additional Revolving Loans or Additional Term Loans shall be as set forth in the applicable Refinancing Amendment, Incremental Facility Amendment or Extension Amendment. “Approved Commercial Bank” means a commercial bank with a consolidated combined capital surplus of at least $5,000,000,000. “Approved Electronic Platform” has the meaning assigned to such term in Section 9.03(a). “Approved Fund” means, with respect to any Lender, any Person (other than a natural person or any investment vehicle, holding company, or trust established primarily for the benefit of a natural

5 person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities and is administered, advised or managed by (a) such Lender, (b) any Affiliate of such Lender or (c) any entity or any Affiliate of any entity that administers, advises or manages such Lender. “Arranger” has the meaning assigned to such term in the preamble to this Agreement. “Assignment Agreement” means, collectively, each Assignment and Assumption and each Affiliated Lender Assignment and Assumption. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.05), and accepted by the Administrative Agent in the form of Exhibit A-1 or any other form approved by the Administrative Agent and the Parent Borrower. “ASU” has the meaning assigned to such term in Section 1.04(c). “Availability Period” means the period from and including the Closing Date to but excluding the earliest of (a) the date of termination of the Initial Revolving Credit Commitments pursuant to Section 2.09, (b) the date of termination of the Initial Revolving Credit Commitment of each Initial Revolving Lender to make Initial Revolving Loans and the obligation of each Issuing Bank to issue Letters of Credit pursuant to Section 2.05 and (c) the Initial Revolving Credit Maturity Date. “Available Amount” means, at any time, an amount equal to, without duplication: (a) the sum of: (i) the greater of $72,100,000 and 35% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; plus (ii) the CNI Growth Amount; plus (iii) the amount of any capital contributions or other proceeds of any issuance of Capital Stock of the Parent Borrower (other than any amounts (v) relied on to incur Indebtedness pursuant to Section 6.01(v), (w) constituting a Cure Amount, (x) constituting an Available Excluded Contribution Amount or proceeds of an issuance of Disqualified Capital Stock, (y) received from the Parent Borrower or any Restricted Subsidiary or (z) consisting of the proceeds of any loan or advance made pursuant to Section 6.06(h)(ii)) received as Cash equity by the Parent Borrower or any of its Restricted Subsidiaries, plus the fair market value, as determined by the Parent Borrower in good faith, of Cash Equivalents, marketable securities or other property received by the Parent Borrower or any Restricted Subsidiary as a capital contribution or in return for any issuance of Capital Stock (other than any amounts (v) relied on to incur Indebtedness pursuant to Section 6.01(v), (w) constituting a Cure Amount, (x) constituting an Available Excluded Contribution Amount or proceeds of any issuance of Disqualified Capital Stock or (y) received from the Parent Borrower or any Restricted Subsidiary), in each case, during the period from and including the day immediately following the Closing Date through and including such time; plus (iv) the aggregate principal amount of any Indebtedness or Disqualified Capital Stock, in each case, of the Parent Borrower or any Restricted Subsidiary issued after the Closing Date (other than Indebtedness or such Disqualified Capital Stock issued to the Parent Borrower or

6 any Restricted Subsidiary), which has been converted into or exchanged for Capital Stock of the Parent Borrower that does not constitute Disqualified Capital Stock, together with the fair market value of any Cash or Cash Equivalents (as determined by the Parent Borrower in good faith) and the fair market value (as determined by the Parent Borrower in good faith) of any property or assets received by the Parent Borrower or any Restricted Subsidiary upon such exchange or conversion, in each case, during the period from and including the day immediately following the Closing Date through and including such time; plus (v) the net proceeds received by the Parent Borrower or any Restricted Subsidiary during the period from and including the day immediately following the Closing Date through and including such time in connection with the Disposition to any Person (other than the Parent Borrower or any Restricted Subsidiary) of any Investment made pursuant to Section 6.06(r)(i); plus (vi) to the extent not already reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment, the proceeds received by the Parent Borrower or any Restricted Subsidiary during the period from and including the day immediately following the Closing Date through and including such time in connection with cash returns, cash profits, cash distributions and similar cash amounts, including cash principal repayments of loans and interest payments on loans, in each case received in respect of any Investment made after the Closing Date pursuant to Section 6.06(r)(i) or, without duplication, otherwise received by the Parent Borrower or any Restricted Subsidiary from an Unrestricted Subsidiary (including any proceeds received on account of any issuance of Capital Stock by any Unrestricted Subsidiary (other than solely on account of the issuance of Capital Stock to the Parent Borrower or any Restricted Subsidiary)), in each case, in an amount not to exceed the original amount of such Investment; plus (vii) an amount equal to the sum of (A) the amount of any Investments by the Parent Borrower or any Restricted Subsidiary made pursuant to Section 6.06(r)(i) in any Unrestricted Subsidiary that has been re-designated as a Restricted Subsidiary, (B) the amount of any Investments by the Parent Borrower or any Restricted Subsidiary made pursuant to Section 6.06(r)(i) in any Unrestricted Subsidiary or any Joint Venture that has been merged, consolidated or amalgamated with or into, or is liquidated, wound up or dissolved into, the Parent Borrower or any Restricted Subsidiary and (C) to the extent that the Parent Borrower’s or a Restricted Subsidiary’s Investments in any Unrestricted Subsidiary or Joint Venture have been made pursuant to Section 6.06(r)(i), the fair market value (as determined by the Parent Borrower in good faith) of the property or assets of any Unrestricted Subsidiary or any Joint Venture that have been transferred, conveyed or otherwise distributed to the Parent Borrower or any Restricted Subsidiary, in each case, during the period from and including the day immediately following the Closing Date through and including such time; minus (b) an amount equal to the sum of (i) Restricted Payments made pursuant to Section 6.04(a)(iii)(A), plus (ii) Restricted Debt Payments made pursuant to Section 6.04(b)(vi)(A), plus (iii) Investments made pursuant to Section 6.06(r)(i), in each case, after the Closing Date and prior to such time or contemporaneously therewith. “Available Excluded Contribution Amount” means the aggregate amount of Cash or Cash Equivalents or the fair market value of other assets or property (as determined by the Parent Borrower in good faith, but excluding any (w) amounts that were relied on to incur Indebtedness pursuant to Section 6.01(v), (x) Cure Amounts and (y) amounts that are applied to increase the Available Amount) received by the Parent Borrower or any of its Restricted Subsidiaries after the Closing Date from:

7 (1) contributions in respect of Qualified Capital Stock of the Parent Borrower (other than any amounts or other assets received from the Parent Borrower or any of its Restricted Subsidiaries), and (2) the sale of Qualified Capital Stock of the Parent Borrower (other than (x) to the Parent Borrower or any Restricted Subsidiary of the Parent Borrower, (y) pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or (z) with the proceeds of any loan or advance made pursuant to Section 6.06(h)(ii)), in each case, designated as an Available Excluded Contribution Amount pursuant to a certificate of a Responsible Officer on or promptly after the date the relevant capital contribution is made or the relevant proceeds are received, as the case may be, and which are excluded from the calculation of the Available Amount. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (c) of Section 2.14. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Banking Services” means each and any of the following bank services: commercial credit cards, stored value cards, debit cards, purchasing cards, treasury management services, netting services, overdraft protections, check drawing services, automated payment services (including depository, overdraft, controlled disbursement, ACH transactions, return items and interstate depository network services), employee credit card programs, cash pooling services, foreign exchange and currency management services and any arrangements or services similar to any of the foregoing and/or otherwise in connection with Cash management and Deposit Accounts. “Banking Services Obligations” means any and all obligations of the Parent Borrower or any Restricted Subsidiary, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) (a) under any arrangement that is in effect on the Closing Date between the Parent Borrower or any Restricted Subsidiary and a counterparty that is (or is an Affiliate of) the Administrative Agent, any Lender or the Arranger as of the Closing Date or any other Person reasonably acceptable to the Administrative Agent or (b) under any arrangement that is entered into after the Closing Date by the Parent Borrower or any Restricted Subsidiary with any counterparty that is (or is an Affiliate of) the Administrative Agent, any Lender or the Arranger at the time such arrangement is entered into or any

8 other Person reasonably acceptable to the Administrative Agent, in each case, in connection with Banking Services, it being understood that each counterparty thereto shall be deemed (A) to appoint each of the Administrative Agent and the Collateral Agent as its agent under the applicable Loan Documents and (B) to agree to be bound by the provisions of Article 9, Section 10.03 and Section 10.10 and each Acceptable Intercreditor Agreement, in each case as if it were a Lender. “Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.). “Benchmark” means, initially, Term SOFR; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 2.14. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; (1) Daily Simple SOFR; or (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Parent Borrower as the replacement for the then-current Benchmark for the applicable tenor or interest payment period giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Parent Borrower for the applicable tenor or interest payment period giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or

9 operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such

10 component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Board” means the Board of Governors of the Federal Reserve System of the U.S. “Bona Fide Debt Fund” means any debt fund, investment vehicle, regulated bank entity or unregulated lending entity that is primarily engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business for financial investment purposes and which is managed, sponsored or advised by any Person controlling, controlled by or under common control with any Person that is otherwise a Disqualified Institution, but, in each case, with respect to which no personnel involved with any investment in such Person or the management, control or operation of such Person (i) directly or indirectly makes, has the right to make or participates with others in making any investment decisions, or otherwise causing the direction of the investment policies, with respect to such debt fund, investment vehicle, regulated bank entity or unregulated lending entity or (ii) has access to any information (other than information that is publicly available) relating to the Parent Borrower or its subsidiaries or any entity that forms a part of any of their respective businesses; it being understood and agreed that the term “Bona Fide Debt Fund” shall not

11 include any Person that is separately identified to the Arranger or the Administrative Agent in accordance with clause (a)(i) or (a)(ii) of the definition of “Disqualified Institution” or any reasonably identifiable Affiliate of any such Person solely on the basis of similarity of such Affiliate’s name. “Borrower” means, as the context may require, the Parent Borrower and/or any Additional Borrower. “Borrower Communications” means, collectively, any Borrowing Request, Interest Election Request, notice of prepayment, notice requesting the issuance, amendment or extension of a Letter of Credit or other notice, demand, communication, information, document or other material provided by or on behalf of the Parent Borrower or any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Parent Borrower to the Administrative Agent through an Approved Borrower Portal. “Borrowing” means any Loans of the same Type and Class made, converted or continued on the same date and as to which a single Interest Period is in effect. “Borrowing Request” means a request by a Borrower for a Borrowing in accordance with Section 2.03 and substantially in the form provided by the Administrative Agent to the Parent Borrower prior to the Closing Date or such other form that is reasonably acceptable to the Administrative Agent and the Parent Borrower. “Business Day” means (a) any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed and (b) when used in connection with a Term SOFR Loan, the term “Business Day” shall also exclude any day that is not a U.S. Government Securities Business Day. “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation or exempted company, any and all equivalent ownership interests in a Person (other than a corporation or exempted company), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing, but excluding any Permitted Bond Hedge Transaction, any Permitted Warrant Transaction, and excluding for the avoidance of doubt any Convertible Indebtedness and any other Indebtedness convertible into or exchangeable for any of the foregoing. “Captive Insurance Subsidiary” means any Restricted Subsidiary of the Parent Borrower that is subject to regulation as an insurance company (or any Restricted Subsidiary thereof). “Cash” or “cash” means money, currency or a credit balance in any Deposit Account, in each case determined in accordance with GAAP. “Cash Equivalents” means, as at any date of determination, (a) marketable securities (i) issued or directly and unconditionally guaranteed or insured as to interest and principal by the U.S., U.K., Canada or a member state of the European Union or any political subdivision of any of the foregoing or (ii) issued by any agency or instrumentality of the U.S., U.K., Canada or a member state of the European Union or any political subdivision of any of the foregoing, the obligations of which are backed by the full faith and credit of the U.S., U.K., Canada or a member state of the European Union or any political subdivision of any of the foregoing, in each case maturing within two years after such date and, in each case, including repurchase agreements and reverse repurchase agreements relating thereto; (b) marketable direct obligations issued by any state of the U.S. or any political subdivision of any such state or any public instrumentality thereof or by any foreign government, in each case maturing within two years after

12 such date and having, at the time of the acquisition thereof, a rating of either (i) at least A-2 from S&P or at least P-2 from Moody’s or (y) at least BBB+ from S&P or at least Baa1 from Moody’s (or, in each case, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency) and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (c) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of either (x) at least A-2 from S&P or at least P-2 from Moody’s or (y) at least BBB+ from S&P or at least Baa1 from Moody’s (or, in each case, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (d) deposits, money market deposits, time deposit accounts, certificates of deposit or bankers’ acceptances (or similar instruments) issued or accepted by any Lender or by any bank organized under, or authorized to operate as a bank under, the laws of the U.S., any state thereof or the District of Columbia or any political subdivision thereof or any foreign bank or its branches or agencies and that has capital and surplus of not less than $75,000,000 and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (e) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank having capital and surplus of not less than $75,000,000; (f) Indebtedness or Preferred Capital Stock issued by Persons with a rating of at least BBB- from S&P or at least Baa3 from Moody’s (or, if at the time, neither is issuing comparable ratings, then a comparable rating of another nationally recognized statistical rating agency) with maturities of 12 months or less from the date of acquisition; (g) bills of exchange issued in the U.S., U.K., Canada or a member state of the European Union eligible for rediscount at the relevant central bank and accepted by a bank (or any dematerialized equivalent); (h) shares of any money market mutual fund that has (i) substantially all of its assets invested in the types of investments referred to in clauses (a) through (g) above, (ii) net assets of not less than $250,000,000 and (iii) a rating of either (x) at least A-2 from S&P or at least P-2 from Moody’s or (y) at least BBB+ from S&P or at least Baa1 from Moody’s (or, in each case, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency); (i) solely with respect to any Captive Insurance Subsidiary, any investment that such Captive Insurance Subsidiary is not prohibited to make in accordance with applicable law; (j) any cash equivalents (as determined in accordance with GAAP); (k) shares or other interests of any investment company, money market mutual fund or other money market or enhanced high yield fund that invests 95% or more of its assets in instruments of the types specified in clauses (a) through (j) above (which investment company or fund may also hold Cash pending investment or distribution); and (l) investment grade corporate bonds maturing no more than one year from any applicable date of determination issued by Persons with a rating of at least A-1 from S&P or at least P-1 from Moody’s (or, in each case, if at any time either S&P or Moody’s are not rating such Person or such Bond, as applicable, an equivalent rating from another nationally recognized statistical rating agency). The term “Cash Equivalents” shall also include (x) credit card receivables, (y) Investments of the type and maturity described in the definition of “Cash Equivalents” of foreign obligors, which Investments or obligors (or the parent companies thereof) have the ratings (if any) described in such clauses or equivalent ratings from comparable foreign rating agencies and (z) other short-term Investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in Investments analogous to the Investments described in the definition of “Cash Equivalents” and in this paragraph. “Change in Law” means (a) the adoption of any law, rule or regulation after the Closing Date, (b) any change in any law, rule or regulation or in the interpretation, implementation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or such Issuing Bank or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the

13 Closing Date (other than any such request, guideline or directive to comply with any law, rule or regulation that was in effect on the Closing Date). For purposes of this definition and Section 2.15, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or U.S. regulatory authorities, in each case pursuant to Basel III, shall in each case described in clauses (a), (b) and (c) above, be deemed to be a Change in Law, regardless of the date enacted, adopted, issued or implemented. “Change of Control” means (i) at any time, any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), but excluding (x) any Employee Benefit Plan and/or Person acting as the trustee, agent or other fiduciary or administrator therefor and (y) any underwriter in connection with any public offering, shall have acquired beneficial ownership of 50% or more on a fully diluted basis of the voting and/or economic interest in the Capital Stock of the Parent Borrower, (ii) any Additional Borrower (if any) shall cease to be a Wholly-Owned Subsidiary of the Parent Borrower other than as a result of a transaction with respect to such Borrower that is permitted by Section 6.07(a) or (c) or (iii) a “Change of Control” (or any equivalent term) shall occur with respect to any Indebtedness with an outstanding principal amount in excess of the Threshold Amount. Notwithstanding the foregoing, a transaction in which the Parent Borrower becomes a direct subsidiary of a newly-formed passive holding company (such Person, the “New Parent”) shall not constitute a Change in Control if the equityholders of the New Parent immediately after giving effect to such transaction beneficially own, directly or indirectly through one or more intermediaries, the voting and/or economic interests in the Capital Stock of the New Parent substantially in proportion to their holdings of the voting and/or economic interests in the Capital Stock of the Parent Borrower immediately prior to giving effect to such transaction. Notwithstanding the preceding clauses or any provision of Section 13d-3 of the Exchange Act as in effect on the Closing Date, a Person or group will not be deemed to beneficially own the Capital Stock of another Person as a result of its ownership of the Capital Stock or other securities of such other Person’s parent entity (or related contractual rights) unless it owns 50% or more of the total voting power of the Capital Stock entitled to vote for the election of directors or board of managers of such parent entity. “Charge” means any fee, loss, charge, expense, cost, accrual or reserve of any kind. “Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Additional Term Loans of any series established as a separate “Class” pursuant to Sections 2.22 or 10.02(c)(i), Initial Revolving Loans or Additional Revolving Loans of any series established as a separate “Class” pursuant to Sections 2.22, 2.23 or 10.02(c)(ii) or Swingline Loans, (b) any Commitment, refers to whether such Commitment is an Additional Term Loan Commitment of any series established as a separate “Class” pursuant to Sections 2.22 or 10.02(c)(i), an Initial Revolving Credit Commitment or an Additional Revolving Credit Commitment of any series established as a separate “Class” pursuant to Sections 2.22, 2.23 or 10.02(c)(ii), (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class and (d) any Revolving Credit Exposure, refers to whether such Revolving Credit Exposure is attributable to a Revolving Credit Commitment of a particular Class (or Revolving Loans incurred or Letters of Credit issued under a Revolving Credit Commitment of a particular Class).

14 “Closing Date” means the first date on which each condition set forth in Section 4.01 is satisfied or waived (in accordance with Section 10.02), which is the date of this Agreement. “CNI Growth Amount” means, at any date of determination, an amount (which amount shall not be less than zero) equal to 50% of Consolidated Net Income for the cumulative period from July 1, 2025 to and including the last day of the most recently ended Fiscal Quarter of the Parent Borrower prior to such date for which consolidated financial statements required pursuant to Section 5.01(a) or (b) have been delivered (treated as one accounting period). “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” means any and all property of any Loan Party subject to a Lien under any Collateral Document and any and all other property of any Loan Party, now existing or hereafter acquired, that is or becomes subject to a Lien pursuant to any Collateral Document to secure the Obligations. For the avoidance of doubt, in no event shall “Collateral” include any Excluded Asset, unless specifically consented to in writing by the Parent Borrower. “Collateral Agent” has the meaning assigned to such term in the preamble to this Credit Agreement. “Collateral and Guarantee Requirement” means, at any time, subject to (x) the applicable limitations set forth in this Agreement and/or any other Loan Document (including any Acceptable Intercreditor Agreement) and (y) the time periods (and extensions thereof) set forth in Section 5.12 or Section 5.17, as applicable, the requirement that in the case of any Person that becomes (or is required to become) a Loan Party after the Closing Date (and with respect to the Parent Borrower with respect to clause (D) below), (i) the Administrative Agent shall have received (A) a Guarantee Supplement or such other documents in form reasonably acceptable to the Administrative Agent, in each case, to cause such Person to Guarantee the Obligations and become a Subsidiary Guarantor, (B) supplements to the applicable Collateral Documents (or, at the option of the Loan Party, new Collateral Documents in substantially similar form or such other form reasonably satisfactory to the Collateral Agent), if applicable, in the form specified therefor or otherwise reasonably acceptable to the Collateral Agent and (C) an executed joinder to any Acceptable Intercreditor Agreement that is then applicable in substantially the form attached as an exhibit thereto and (ii) except as otherwise contemplated by this Agreement or any Collateral Document, all original securities, instruments and chattel paper required to be delivered to the Collateral Agent pursuant to the terms of the Collateral Documents, shall have been delivered to the Collateral Agent (or its bailee pursuant to the terms of any Acceptable Intercreditor Agreement) and all documents and instruments, including UCC financing statements and filings with the United States Copyright Office and the United States Patent and Trademark Office covering United States issued Patents and registered Trademarks (and pending applications for the foregoing) and registered Copyrights, and all other actions reasonably requested by the Collateral Agent (including those required by applicable Requirements of Law) or otherwise required pursuant to a Collateral Document to be delivered, filed, registered or recorded to create the Liens intended to be created by the Collateral Documents (in each case, including any supplements thereto) and perfect and/or protect such Liens to the extent required by, and with the priority required by, the Collateral Documents, shall have been delivered, filed, registered or recorded or delivered to the Collateral Agent for filing, registration or the recording concurrently with, or promptly following, the execution and delivery of each such Collateral Document. “Collateral Documents” means, collectively, each document, agreement or instrument pursuant to which a Lien securing any of the Obligations is granted (or purported to be granted), and any supplement to any of the foregoing delivered to the Administrative Agent and/or the Collateral Agent pursuant to the definition of “Collateral and Guarantee Requirement”.

15 “Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by any Person in the ordinary course of business of such Person. “Commitment” means, with respect to each Lender, such Lender’s Initial Revolving Credit Commitment and Additional Commitment, as applicable, in effect as of such time. “Commitment Fee” has the meaning assigned to such term in Section 2.12(a). “Commitment Fee Rate” means, on any date (a) with respect to the Initial Revolving Credit Commitment, a rate of 0.25% and (b) with respect to Additional Revolving Credit Commitments of any Class, the rate or rates per annum specified in the applicable Refinancing Amendment, Incremental Facility Amendment or Extension Amendment. “Commitment Schedule” means the Schedule attached hereto as Schedule 1.01(a). “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein that is distributed to the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to Section 10.01, including through the Approved Electronic Platform. “Company Competitor” means any competitor of the Parent Borrower and/or any of its subsidiaries. “Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit C. “Confidential Information” has the meaning assigned to such term in Section 10.13(g). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Adjusted EBITDA” means, as to any Person for any period, an amount determined for such Person and its Restricted Subsidiaries on a consolidated basis equal to the total of (a) Consolidated Net Income for such period plus (b) the sum, without duplication, of (to the extent deducted in calculating Consolidated Net Income, other than in respect of clauses (x), (xii), (xiv), (xix) and (xx) below) the amounts of: (i) Consolidated Interest Expense (including (A) fees and expenses paid to the Administrative Agent and the Collateral Agent in connection with their services hereunder, (B) other bank, administrative agency (or trustee) and financing fees (including rating agency fees), (C) costs of surety bonds in connection with financing activities (whether amortized or immediately expensed) and (D) commissions, discounts and other fees and charges owed with respect to revolving commitments, letters of credit, bank guarantees, bankers’ acceptances or any similar facilities or financing and hedging agreements); (ii) Taxes paid and any provision for Taxes, including income, profits, capital, foreign, federal, state, local, sales, franchise and similar Taxes, property Taxes, foreign

16 withholding Taxes and foreign unreimbursed value added Taxes (including penalties and interest related to any such Tax or arising from any Tax examination, and including pursuant to any customary Tax sharing arrangement or as a result of any Tax distribution) of such Person paid or accrued during the relevant period; (iii) (A) depreciation, (B) amortization (including amortization of goodwill, software and other intangible assets), (C) any impairment Charge (including any bad debt expense) and (D) any asset write-off and/or write-down; (iv) any non-cash Charge, including the excess of rent expense over actual Cash rent paid, including the benefit of lease incentives (in the case of a charge) during such period due to the use of straight line rent for GAAP purposes (provided that if any such non-Cash Charge represents an accrual or reserve for potential Cash items in any future period, such Person may determine not to add back such non-Cash Charge in the then-current period); (v) [reserved]; (vi) [reserved]; (vii) the amount of management, monitoring, consulting, transaction, advisory, termination and similar fees and related indemnities and expenses (including reimbursements) paid or accrued and payments to outside directors of the Parent Borrower actually paid by or on behalf of, or accrued by, such Person or any of its subsidiaries; provided that such payment is permitted under this Agreement; (viii) [reserved]; (ix) the amount of earn-out, non-compete and other contingent consideration obligations (including to the extent accounted for as bonuses, compensation or otherwise) and adjustments thereof and purchase price (or similar) adjustments incurred in connection with (A) acquisitions and Investments completed prior to the Closing Date and (B) any Permitted Acquisition or other Investment permitted by this Agreement, in each case, which is paid or accrued during the applicable period; (x) pro forma adjustments, including pro forma “run rate” cost savings, operating expense reductions, operational improvements (but excluding revenue enhancements) and cost synergies (collectively, “Expected Cost Savings”) (net of actual amounts realized) that are reasonably identifiable, factually supportable (or certified by a Responsible Officer of the Parent Borrower in good faith) and projected by the Parent Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of such Person) related to any permitted asset sale, acquisition (including the commencement of activities constituting a business line), combination, Investment, Disposition (including the termination or discontinuance of activities constituting a business line), operating improvement, restructuring, cost savings initiative, any similar initiative (including the effect of arrangements or efficiencies from the shifting of production of one or more products from one manufacturing facility to another) and/or specified transaction, in each case prior to, on or after the Closing Date (in each case, calculated on a Pro Forma Basis as though such Expected Cost Savings had been realized in full on the first day of such period); provided that the results of such Expected Cost Savings and/or Cost Saving Initiatives are projected by the Parent Borrower in good faith to result from actions that have been taken or with respect to which steps have been taken or are expected to be taken (in the good faith

17 determination of the Parent Borrower) within 24 months after the applicable date of determination of Consolidated Adjusted EBITDA; provided, further, that the aggregate amount added to or included in Consolidated Adjusted EBITDA pursuant to this clause (x) shall not, for any Test Period, exceed the Expected Cost Savings Cap; (xi) [reserved]; (xii) any Charge with respect to any liability or casualty event, business interruption or any product recall, (i) so long as such Person has submitted in good faith, and reasonably expects to receive payment in connection with, a claim for reimbursement of such amounts under its relevant insurance policy within the next four Fiscal Quarters (with a deduction in the applicable future period for any amount so added back to the extent not so reimbursed within the next four Fiscal Quarters) or (ii) without duplication of amounts included in a prior period under the preceding clause (i), to the extent such Charge is covered by insurance, indemnification or otherwise reimbursable by a third party (whether or not then realized so long as the Parent Borrower in good faith expects to receive proceeds arising out of such insurance, indemnification or reimbursement obligation within the next four Fiscal Quarters) (it being understood that if the amount received in cash under any such agreement in any period exceeds the amount of expense paid during such period, any excess amount received may be carried forward and applied against any expense in any future period); (xiii) unrealized net losses in the fair market value of any arrangements under Hedge Agreements; (xiv) the amount of any Cash actually received by such Person (or the amount of the benefit of any netting arrangement resulting in reduced Cash expenditures) during such period, and not included in Consolidated Net Income in any period, to the extent that any non-Cash gain relating to such Cash receipt or netting arrangement was deducted in the calculation of Consolidated Adjusted EBITDA pursuant to clause (c)(i) below for any previous period and not added back; (xv) [reserved]; (xvi) any net Charge included in the Parent Borrower’s consolidated financial statements due to the application of Accounting Standards Codification Topic 810 (“ASC 810”); (xvii) the amount of any non-controlling interest or minority interest Charge consisting of income attributable to minority equity interests of third parties in any non-Wholly-Owned Subsidiary; (xviii) [reserved]; (xix) [reserved]; (xx) at the option of the Parent Borrower, any other adjustments, exclusions and add- backs (including adjustments, exclusions and add-backs with respect to (i) Expected Cost Savings as a result of any Cost Saving Initiative and (ii) any other adjustments, exclusions and add-backs that are not of the nature described in the preceding sub-clause (i) (any such other adjustments, exclusions or add-backs, “Other Adjustments”)) that are identified or set forth in any quality of earnings or similar analysis or report prepared by financial advisors reasonably acceptable to the Administrative Agent (it being understood that the “Big Four” accounting firms are acceptable)

18 and delivered to the Administrative Agent in connection with any acquisition or other similar Investment not prohibited hereunder; and (xxi) any distributions or payments made directly or by means of discounts with respect of any participation interest issued or sold in connection with, and any other fees paid to a Person which is not the Parent Borrower or any of its Restricted Subsidiaries in connection with any Receivables Facility, factoring transaction or any similar arrangement permitted hereunder and discounts on the sale of accounts receivables in connection with any Receivables Facility, factoring transaction or any similar arrangement permitted hereunder representing, in the Parent Borrower’s or any Restricted Subsidiary’s reasonable determination, the implied interest component of such discount for such period; minus (c) without duplication, to the extent such amounts increase Consolidated Net Income: (i) non-Cash gains or income; provided that if any non-Cash gain or income represents an accrual or deferred income in respect of potential Cash items in any future period, such Person may determine not to deduct such non-Cash gain or income in the current period; (ii) unrealized net gains in the fair market value of any arrangements under Hedge Agreements; (iii) [reserved]; (iv) the amount added back to Consolidated Adjusted EBITDA pursuant to clause (b)(xii) above (as described in such clause) to the extent the relevant business interruption insurance proceeds were not received within the time period required by such clause; (v) to the extent that such Person adds back the amount of any non-Cash charge to Consolidated Adjusted EBITDA pursuant to clause (b)(iv) above, the cash payment in respect thereof in the relevant future period; (vi) the excess of actual Cash rent paid over rent expense during such period due to the use of straight line rent for GAAP purposes; (vii) any Consolidated Net Income included in the Parent Borrower’s consolidated financial statements due to the application of ASC 810; and (viii) the amount of any non-controlling interest or minority interest gains from losses attributable to minority equity interests of third parties in any non-wholly owned Restricted Subsidiary; (d) increased or decreased (without duplication) by, as applicable, any adjustments resulting from the application of Accounting Standards Codification Topic 460 or any comparable regulation. Notwithstanding anything to the contrary herein, it is agreed that for the purpose of calculating the Total Leverage Ratio, the First Lien Leverage Ratio, the Interest Coverage Ratio and the Secured Leverage Ratio and/or the amount of any basket based on a percentage of Consolidated Adjusted EBITDA for any period that includes the Fiscal Quarters ended March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, Consolidated Adjusted EBITDA for such Fiscal Quarters shall be deemed to be $57,790,000, $47,514,000, $46,478,000 and $54,477,000, respectively (such amounts,

19 “Deemed EBITDA”), in each case, as adjusted (i) on a Pro Forma Basis, as applicable and (ii) pursuant to clause (b)(x), as applicable, for each Test Period. “Consolidated First Lien Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date constituting Loan Document Obligations or that is secured on a pari passu basis with the Loan Document Obligations; provided that “Consolidated First Lien Debt” shall be calculated after applying or excluding (as applicable) the Netted Amounts. “Consolidated Interest Expense” means, with respect to any Person for any period, the sum of (a) consolidated total interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including (without duplication), amortization of any debt issuance cost and/or original issue discount, any premium paid to obtain payment, financial assurance or similar bonds, any interest capitalized during construction, any non-cash interest payment, the interest component of any deferred payment obligation, the interest component of any payment under any Finance Lease (regardless of whether accounted for as interest expense under GAAP), any commission, discount and/or other fee or charge owed with respect to any letter of credit, bank guarantee and/or bankers’ acceptance or any similar facilities, any fee and/or expense paid to the Administrative Agent and/or the Collateral Agent in connection with their services hereunder, any other bank, administrative agency (or trustee) and/or financing fee and any cost associated with any surety bond in connection with financing activities (whether amortized or immediately expensed)), plus (b) any cash dividend or distribution paid or payable in respect of Disqualified Capital Stock during such period other than to such Person or any Loan Party, plus (c) any net losses, obligations or payments arising from or under any Hedge Agreement and/or other derivative financial instrument issued by such Person for the benefit of such Person or its subsidiaries, in each case determined on a consolidated basis for such period. For purposes of this definition, interest in respect of any Finance Lease shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Finance Lease in accordance with GAAP (or, if not implicit, as otherwise determined in accordance with GAAP). “Consolidated Net Income” means, as to any Person (the “Subject Person”) for any period, the net income (or loss) of the Subject Person and its Restricted Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded, without duplication, (a) (i) any net income (loss) of any Person if such Person is not the Subject Person or a Restricted Subsidiary thereof, except that Consolidated Net Income will be increased by the amount of dividends, distributions or other payments made in Cash or Cash Equivalents (or converted into Cash or Cash Equivalents) by such Person to the Subject Person or any other Restricted Subsidiary thereof (subject, in the case of any such Restricted Subsidiary that is not a Loan Party, to the limitations contained in clause (ii) below) and (ii) solely for the purpose of determining the amount available for Restricted Payments under Section 6.04(a)(iii)(A), any net income (loss) of any Restricted Subsidiary (other than a Loan Party) if such Subsidiary is subject to restrictions on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Parent Borrower or a Loan Party by operation of its Organizational Documents or any agreement, instrument, judgment, decree, order, statute or governmental rule or regulation applicable thereto (other than (x) any restriction that has been waived or otherwise released and (y) any restriction set forth in the Loan Documents, the documents related to any Incremental Loans and/or Incremental Equivalent Debt and the documents relating to any Replacement Debt or Refinancing Indebtedness in respect of any of the foregoing), except to the extent of the amount of dividends, distributions or other payments made in Cash or Cash Equivalents (or converted into Cash or Cash Equivalents) or that could have been made in Cash or Cash Equivalents during such period (as determined in good faith by the Parent Borrower) by the Restricted

20 Subsidiary (subject, in the case of a dividend, distribution or other payment to another Restricted Subsidiary, to the limitations in this clause (ii)); (b) (i) any Charge attributable to stock-based compensation expense and (ii) without duplication of the foregoing, any non-cash compensation Charges and/or any other non-cash Charges arising from the granting of any stock, stock option or similar arrangement (including any profits interest or phantom stock), the granting of any restricted stock, stock appreciation right and/or similar arrangement (including any repricing, amendment, modification, substitution or change of any such stock option, restricted stock, stock appreciation right, profits interest, phantom stock or similar arrangement or the vesting of any warrant); (c) any gain or Charge attributable to any asset Disposition (including asset retirement costs or sales or issuances of Capital Stock) or of returned or surplus assets outside the ordinary course of business (as determined in good faith by the Parent Borrower); (d) (i) any gain or Charge from (A) any extraordinary or exceptional item (as determined in good faith by such Person) and/or (B) any non-recurring, special or unusual item (as determined in good faith by such Person) and/or (ii) any Charge associated with and/or payment of any actual or prospective legal settlement, fine, judgment or order; (e) (i) any unrealized or realized net foreign currency translation or transaction gains or Charges impacting net income (including currency re-measurements of Indebtedness, any net gains or Charges resulting from Hedge Agreements for currency exchange risk associated with the above or any other currency related risk, any gains or Charges relating to translation of assets and liabilities denominated in a foreign currency and those resulting from intercompany Indebtedness), (ii) any realized or unrealized gain or Charge in respect of early terminations of Hedge Agreements and (iii) unrealized gains or losses in respect of any Hedge Agreement and any ineffectiveness recognized in earnings related to qualifying hedge transactions or the fair value of changes therein recognized in earnings for derivatives that do not qualify as hedge transactions, in respect of Hedge Agreements; (f) any net gain or Charge with respect to (i) any disposed, abandoned, divested and/or discontinued asset, property or operation (other than any asset, property or operation pending the disposal, abandonment, divestiture and/or termination thereof), (ii) any disposal, abandonment, divestiture and/or discontinuation of any asset, property or operation (other than relating to assets or properties held for sale or pending the divestiture or discontinuation thereof) and/or (iii) any facility that has been closed during such period; (g) any net income or Charge (less all fees and expenses related thereto) attributable to the early extinguishment or cancellation of Indebtedness; (h) (i) any Charge incurred as a result of, in connection with or pursuant to any management or employee benefit plan or agreement, any pension plan (including any post-employment benefit scheme which has been agreed with the relevant pension trustee), any stock subscription or shareholders agreement, any employee benefit trust or any employee benefit scheme (including any deferred compensation arrangement or trust), (ii) any Charge incurred in connection with the rollover, acceleration or payout of Capital Stock held by management of the Parent Borrower and/or any of its subsidiaries, in each case under this clause (g), to the extent that any such cash Charge is funded with net Cash proceeds contributed to the Parent Borrower as a capital contribution or as a result of the sale or issuance of Qualified Capital Stock of the Parent Borrower and (iii) the amount of payments made to optionholders of such Person in connection with, or as a result of, any distribution being made to equityholders of such Person, which payments are being made to compensate such optionholders as though they were

21 equityholders at the time of, and entitled to share in, such distribution, in each case to the extent permitted hereunder; (i) any Charge that is established, adjusted and/or incurred, as applicable, (i) within 12 months after the closing of any acquisition that is required to be established, adjusted or incurred, as applicable, as a result of such acquisition in accordance with GAAP or (ii) as a result of any change in, or the adoption or modification of, accounting principles or policies; (j) any (A) write-off or amortization made in such period of deferred financing costs and premiums paid or other expenses incurred directly in connection with any early extinguishment of Indebtedness and (B) goodwill or other asset impairment charges, write-offs or write-downs; (k) (A) the effects of adjustments (including the effects of such adjustments pushed down to the Subject Person and its subsidiaries) in component amounts required or permitted by GAAP (including, without limitation, in the inventory (including any impact of changes to inventory valuation policy methods, including changes in capitalization of variances), property and equipment, lease, rights fee arrangements, software, goodwill, intangible asset (including customer molds), in-process research and development, deferred revenue, advanced billing and debt line items thereof), resulting from the application of recapitalization accounting or acquisition or purchase accounting, as the case may be, in relation to any consummated acquisition or similar Investment or the amortization or write-off of any amounts thereof (including any write-off of in process research and development) and/or (B) the cumulative effect of any change in accounting principles or policies (effected by way of either a cumulative effect adjustment or as a retroactive application, in each case, in accordance with GAAP); (l) the income or loss of any Person accrued prior to the date on which such Person became a Restricted Subsidiary of such Subject Person or is merged into or consolidated with such Subject Person or any Restricted Subsidiary of such Subject Person or the date that such other Person’s assets are acquired by such Subject Person or any Restricted Subsidiary of such Subject Person (except to the extent required for any calculation of Consolidated Adjusted EBITDA on a Pro Forma Basis in accordance with Section 1.04); (m) [reserved]; (n) (i) any non-cash deemed finance Charges in respect of any pension liabilities or other provisions and (ii) income (loss) attributable to deferred compensation plans or trusts; (o) earn-out, non-compete and contingent consideration obligations (including to the extent accounted for as bonuses, compensation or otherwise) and adjustments thereof and purchase price adjustments, including in connection with any acquisition or Investment permitted hereunder or in respect of any acquisition consummated prior to the Closing Date; (p) [reserved]; (q) (A) Transaction Costs and Charges, (B) any transaction Charge incurred in connection with any (in each case, regardless of whether consummated) issuance and/or incurrence of Indebtedness and/or any issuance and/or offering of Capital Stock, any Investment, any acquisition, any Disposition outside the ordinary course of business, any recapitalization, any merger, consolidation or amalgamation, any option buyout or any repayment, redemption, refinancing, amendment or modification of Indebtedness (including any amortization or write-off of debt issuance or deferred financing costs, premiums and prepayment penalties) or any similar transaction, (C) the amount of any Charge that is actually reimbursed or reimbursable by third parties pursuant to indemnification or reimbursement

22 provisions or similar agreements or insurance (it being understood that if the amount received in cash under any such agreement in any period exceeds the amount of expense paid during such period, any excess amount received may be carried forward and applied against any expense in any future period); provided that in respect of any reimbursable Charge that is added back in reliance on clause (C) above, such relevant Person in good faith expects to receive reimbursement for such Charge within the next four Fiscal Quarters (with a deduction in the applicable future period for any amount so added back to the extent not so reimbursed within the next four Fiscal Quarters) and/or (D) Public Company Costs; (r) any Charge incurred or accrued in connection with any single or one-time event (as determined in good faith by such Person), including in connection with (A) the Transactions and/or any acquisition consummated after the Closing Date (including legal, accounting and other professional fees and expenses incurred in connection with acquisitions and other Investments made prior to the Closing Date), (B) the closing, consolidation or reconfiguration of any facility during such period or (C) one-time consulting costs; and (s) restructuring Charges (including any Charge relating to any tax restructuring), any Charge attributable to the undertaking and/or implementation of new initiatives, business optimization activities, cost savings initiatives (including Cost Saving Initiatives), cost rationalization programs, operating expense reductions and/or cost synergies and/or similar initiatives and/or programs (including in connection with any integration, restructuring or transition, any reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternative uses, any office or facility opening and/or pre-opening). In addition, to the extent not already included in the Consolidated Net Income of such Person and its Restricted Subsidiaries, Consolidated Net Income will include the proceeds of business interruption insurance in an amount representing the earnings for the applicable period that such proceeds are intended to replace (whether or not received so long as the Parent Borrower in good faith expects to receive such proceeds within the next four Fiscal Quarters (with a deduction in the applicable future period for any amount so added back to the extent not so received within the next four Fiscal Quarters)). “Consolidated Secured Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a Lien on any asset or property of such Person or its Restricted Subsidiaries; provided that “Consolidated Secured Debt” shall be calculated after applying or netting (as applicable) the Netted Amounts. “Consolidated Total Assets” means, as to any Person, at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the applicable Person at such date. “Consolidated Total Debt” means, as to any Person at any date of determination, the aggregate principal amount of all third party debt for borrowed money (including (i) Indebtedness described in clause (j) of the definition thereof to the extent the holder thereof is not the Parent Borrower or any Subsidiary thereof and (ii) LC Disbursements that have not been reimbursed within three Business Days (but excluding, for the avoidance of doubt, undrawn letters of credit) and the outstanding principal balance of all Indebtedness of such Person represented by notes, bonds and similar instruments), Finance Leases and purchase money Indebtedness, in each case as reflected on a balance sheet of such Person prepared in accordance with GAAP; provided that “Consolidated Total Debt”, “Consolidated First Lien Debt” and “Consolidated Secured Debt” shall in each case (but without duplication) be calculated (for all purposes hereunder, including as a component of the definitions of Consolidated First Lien Debt, Consolidated Secured Debt and Total Leverage Ratio, and any applications of such definitions) (i) net of the Unrestricted Cash Amount, (ii) to exclude any obligation, liability or Indebtedness of such Person if,

23 upon or prior to the maturity thereof, such Person has irrevocably deposited with the proper Person in trust or escrow the necessary funds (or evidences of indebtedness) for the payment, redemption or satisfaction of such obligation, liability or Indebtedness, and thereafter such funds and evidences of such obligation, liability or Indebtedness or other security so deposited are not included in the calculation of the Unrestricted Cash Amount, (iii) to exclude any obligation, liability or indebtedness of such Person to the extent that, upon or after the issuance thereof (and only for so long as), such obligation, liability or indebtedness is secured by the cash proceeds thereof and/or other amounts provided by or on behalf of such Person pursuant to an escrow or similar arrangement in an amount sufficient to repay the entire principal amount thereof, and for so long as such obligation, liability or indebtedness is so secured, such cash proceeds and other amounts are not included in the calculation of the Unrestricted Cash Amount, (iv) [reserved] and (v) to exclude obligations under any Non-Finance Lease Obligation (items (i) through (v) of this proviso, the “Netted Amounts”). For the avoidance of doubt, Consolidated Total Debt shall be calculated in accordance with GAAP, pursuant to the terms of Section 1.04(a)(i). “Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Controlled Investment Affiliate” shall mean, as to any Person, any other Person which directly or indirectly is in Control of, is Controlled by, or is under common Control with, such Person and is organized by such Person (or any Person Controlling such Person) primarily for making equity or debt investments in the Parent Borrower or any of its direct or indirect parent company. “Convertible Indebtedness” means Indebtedness of the Parent Borrower or any Subsidiary of the Parent Borrower (which may be guaranteed by the Guarantors or any such Subsidiary) permitted to be incurred hereunder that is either (a) convertible into or exchangeable for Capital Stock of the Parent Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of the Parent Borrower) (and cash in lieu of fractional shares) or cash (in an amount determined by reference to the price of such Capital Stock or a market measure of such Capital Stock), or a combination thereof or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for Capital Stock of the Parent Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of the Parent Borrower) or cash (in an amount determined by reference to the price of such Capital Stock). “Copyright” means all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications. “Cost Saving Initiative” means any operating improvement, restructuring, cost savings initiative or similar initiative (including the effect of arrangements or efficiencies from the shifting of production of one or more products from one manufacturing facility to another) and/or specified transaction, in each case prior to, on or after the Closing Date. “Covered Agreement” has the meaning assigned to such term in Section 6.03(d). “Credit Extension” means each of (i) the making of a Revolving Loan or Swingline Loan or (ii) the issuance, amendment, modification or extension of any Letter of Credit (other than any such

24 amendment, modification or extension that does not increase the Stated Amount of the relevant Letter of Credit). “Credit Facilities” means the Revolving Facility and any Term Facility. “Cure Amount” has the meaning assigned to such term in Section 6.15(c). “Cure Right” has the meaning assigned to such term in Section 6.15(c). “Customary Term A Loans” means any term loans that are syndicated primarily to Persons regulated as banks in the primary syndication thereof, that, when made, have scheduled amortization of at least 2.5% per year prior to maturity, and that contain other provisions customary for “term A loans,” as reasonably determined by the Parent Borrower in consultation with the Administrative Agent; provided, that no Customary Term A Loans may mature earlier than the Initial Revolving Credit Maturity Date or have scheduled amortization of greater than 10% per annum prior to the Initial Revolving Credit Maturity Date. “Customary Term B Loans” means any term loans other than Customary Term A Loans that, when made, have scheduled amortization of not greater than 1.00% per annum prior to maturity and contain other provisions customary for “term B loans,” as reasonably determined by the Parent Borrower in consultation with the Administrative Agent; provided that no Customary Term B Loans may mature earlier than the Initial Revolving Credit Maturity Date or have scheduled amortization of greater than 1.00% per annum prior to the Initial Revolving Credit Maturity Date. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, a “SOFR Determination Date”) that is five U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the NYFRB’s Website, and (b) the Floor. If by 5:00 pm (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, the SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website, then the SOFR for such SOFR Determination Date will be the SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the NYFRB’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. “Debt Fund Affiliate” means any Affiliate (other than a natural person) of the Parent Borrower that is a bona fide debt fund or investment vehicle that is engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of business. “Debtor Relief Laws” means the Bankruptcy Code of the U.S. and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, arrangement, administration, receivership, insolvency, statutory management administration, reorganization, corporate arrangement or restructuring or similar debtor relief laws of the U.S. or any other applicable jurisdiction from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition which upon notice, lapse of time or both would become an Event of Default.

25 “Defaulting Lender” means any Lender that has (a) defaulted in its obligations under this Agreement, including without limitation, to make a Loan within two Business Days of the date required to be made by it hereunder or to fund its participation in a Letter of Credit or Swingline Loan required to be funded by it hereunder within two Business Days of the date such obligation arose or such Loan, Letter of Credit or Swingline Loan was required to be made or funded, (b) notified the Administrative Agent, any Issuing Bank or the Swingline Lender or any Loan Party in writing that it does not intend to satisfy any such obligation or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under agreements in which it commits to extend credit generally (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) failed, within two Business Days after the request of the Administrative Agent or the Parent Borrower, to confirm in writing that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent, (d) become (or any parent company thereof has become) insolvent or been determined by any Governmental Authority having regulatory authority over such Person or its assets, to be insolvent, or the assets or management of which has been taken over by any Governmental Authority, (e) become (or any parent company thereof has become) the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment, unless in the case of any Lender subject to this clause (e), the Parent Borrower and the Administrative Agent shall each have determined that such Lender intends, and has all approvals required to enable it (in form and substance satisfactory to the Parent Borrower and the Administrative Agent), to continue to perform its obligations as a Lender hereunder or (f) become (or any parent company thereof has become) the subject of a Bail-In Action; provided that no Lender shall be deemed to be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in such Lender or its parent by any Governmental Authority; provided that such action does not result in or provide such Lender with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contract or agreement to which such Lender is a party. “Delaware Divided LLC” means any Delaware LLC formed upon the consummation of a Delaware LLC Division. “Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware. “Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act. “Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, excluding, for the avoidance of doubt, any investment property (within the meaning of the UCC) or any account evidenced by an instrument or negotiable certificate of deposit (within the meaning of the UCC). “Derivative Transaction” means (a) any interest-rate transaction, including any interest-rate swap, basis swap, forward rate agreement, interest rate option (including a cap, collar or floor), and any

26 other instrument linked to interest rates that gives rise to similar credit risks (including when-issued securities and forward deposits accepted), (b) any exchange-rate transaction, including any cross-currency interest-rate swap, any forward foreign-exchange contract, any currency option, and any other instrument linked to exchange rates that gives rise to similar credit risks, (c) any equity derivative transaction, including any equity-linked swap, any equity-linked option, any forward equity-linked contract, and any other instrument linked to equities that gives rise to similar credit risk and (d) any commodity (including precious metal) derivative transaction, including any commodity-linked swap, any commodity-linked option, any forward commodity-linked contract, and any other instrument linked to commodities that gives rise to similar credit risks; provided, that (i) no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees, members of management, managers or consultants of the Parent Borrower or its subsidiaries shall constitute a Derivative Transaction and (ii) no Convertible Indebtedness, Permitted Bond Hedge Transaction or Permitted Warrant Transaction shall, in each case, constitute a Derivative Transaction. “Designated Non-Cash Consideration” means the fair market value (as determined by the Parent Borrower in good faith) of non-Cash consideration received by the Parent Borrower or any Restricted Subsidiary in connection with any Disposition pursuant to Section 6.07(h) and/or Section 6.08 that is designated as Designated Non-Cash Consideration (which amount will be reduced by the amount of Cash or Cash Equivalents received in connection with a subsequent sale or conversion of such Designated Non-Cash Consideration to Cash or Cash Equivalents). “Disposition” or “Dispose” means the sale, lease, sublease or other disposition of any property of any Person, including any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division. The fair market value of any assets or other property Disposed of shall be determined by the Parent Borrower in good faith and shall be measured at the time provided for in Section 1.04(e). For the avoidance of doubt, none of (w) the issuance or sale of any Convertible Indebtedness, (x) the sale of any Permitted Warrant Transaction, (y) the purchase or early termination or unwind (whether pursuant to its terms or otherwise) of any Permitted Bond Hedge Transaction or (z) the performance by the Parent Borrower and/or any of its Subsidiaries of the Parent Borrower’s or such Subsidiary’s obligations under any Convertible Indebtedness, any Permitted Warrant Transaction or any Permitted Bond Hedge Transaction, shall constitute a “Disposition.” “Disposition Consideration” means for any Disposition, the fair market value of any assets sold, leased, subleased or otherwise disposed of. “Disqualified Capital Stock” means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than for Qualified Capital Stock), in whole or in part, prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued (it being understood that if any such redemption is in part, only such part coming into effect prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued shall constitute Disqualified Capital Stock), (b) is or becomes convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Capital Stock that would constitute Disqualified Capital Stock, in each case at any time prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued (it being understood that if any such conversion or exchange is in part, only such part coming into effect prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued shall constitute Disqualified Capital Stock), (c) contains any mandatory repurchase obligation or any other repurchase obligation at the option of the holder thereof (other than for Qualified Capital Stock), in whole or in part, which may come into effect prior to 91 days following the Latest

27 Maturity Date at the time such Capital Stock is issued (it being understood that if any such repurchase obligation is in part, only such part coming into effect prior to 91 days following such Latest Maturity Date at the time such Capital Stock is issued shall constitute Disqualified Capital Stock) or (d) provides for the scheduled payments of dividends in Cash prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued; provided that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Capital Stock upon the occurrence of any change of control, public offering or any Disposition occurring prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued shall not constitute Disqualified Capital Stock if such Capital Stock provides that the issuer thereof will not redeem any such Capital Stock pursuant to such provisions prior to the Termination Date. Notwithstanding the preceding sentence, (A) if such Capital Stock is issued pursuant to any plan for the benefit of directors, officers, employees, members of management, managers or consultants or by any such plan to such directors, officers, employees, members of management, managers or consultants, in each case in the ordinary course of business of the Parent Borrower or any Restricted Subsidiary, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the issuer thereof in order to satisfy applicable statutory or regulatory obligations and (B) no Capital Stock held by any Permitted Payee shall be considered Disqualified Capital Stock because such stock is redeemable or subject to repurchase pursuant to any management equity subscription agreement, stock option, stock appreciation right or other stock award agreement, stock ownership plan, put agreement, stockholder agreement or similar agreement that may be in effect from time to time. “Disqualified Institution” means: (a) (i) any Person identified as such in writing to the Arranger on or prior to the Closing Date by way of list from the Parent Borrower (or its attorneys on such date), (ii) any Affiliate of any Person described in clause (i) above that is reasonably identifiable as an Affiliate of such Person solely on the basis of the similarity of such Affiliate’s name and (iii) any other Affiliate of any Person described in clause (i) above that is identified by the Parent Borrower in a written notice to the Arranger (if prior to the Closing Date) or upon three Business Days prior written notice to the Administrative Agent (if after the Closing Date) (other than Bona Fide Debt Funds other than such Bona Fide Debt Funds excluded pursuant to clause (a)(i) of this paragraph) (each such Person described in clauses (i) through (iii) above, a “Disqualified Lending Institution”); and (b) (i) any Person that is or becomes a Company Competitor and/or any Affiliate of any Company Competitor (other than any Affiliate that is a Bona Fide Debt Fund) and is identified by the Parent Borrower (or its attorneys) as such in writing to the Arranger (if prior to the Closing Date) or upon three Business Days prior written notice to the Administrative Agent (if after the Closing Date), (ii) any Affiliate of any Person described in clause (i) above (other than any Affiliate that is a Bona Fide Debt Fund) that is reasonably identifiable as an Affiliate of such Person solely on the basis of the similarity of such Affiliate’s name and (iii) any other Affiliate of any Person described in clause (i) above that is identified by the Parent Borrower in a written notice to the Arranger (if prior to the Closing Date) or upon three Business Days prior written notice to the Administrative Agent (if after the Closing Date) (it being understood and agreed that no Bona Fide Debt Fund may be designated as a Disqualified Institution pursuant to this clause (iii), but such Bona Fide Debt Fund may be designated as a Disqualified Lending Institution pursuant to clause (a) above); it being understood and agreed that (i) no written notice delivered pursuant to clauses (a)(iii), (b)(i) and/or (b)(iii) above shall apply retroactively to disqualify any Persons that have entered into a trade to acquire

28 or any Person that has previously acquired an assignment or participation interest in any Loans if such Person was not a Disqualified Institution at the time of acquisition of such assignment or granting of such participation interest, (ii) any written notice delivered pursuant to clauses (a)(iii), (b)(i) and/or (b)(iii) above shall be sent to the following email address at JPM in order to be deemed received or effective: mailto:JPMDQ_Contact@jpmorgan.com and (iii) any written notice delivered pursuant to clauses (a)(iii), (b)(i) and/or (b)(iii) above shall not be effective until at least three Business Days following receipt by the Administrative Agent (and if disclosure to the Lenders is permitted, until at least three Business Days following disclosure to the Lenders). Notwithstanding the foregoing, the Parent Borrower may, in respect of any assignment or participation, consent in writing to such assignment or participation being an assignment or participation to a Person that would otherwise be a Disqualified Institution (provided such writing includes a statement that the Parent Borrower is aware such Person would otherwise be a Disqualified Institution), in which case such Person shall not be a Disqualified Institution for purposes of such assignment or participation. “Disqualified Lending Institution” has the meaning assigned to such term in the definition of “Disqualified Institution”. “Disqualified Person” has the meaning assigned to such term in Section 10.05(f). “Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, (b) with respect to any amount denominated in an Alternate Currency, the equivalent amount thereof in Dollars as determined by using the rate of exchange for the purchase of dollars with the Alternate Currency last provided (either by publication or otherwise provided to the Administrative Agent) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with the Alternate Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion. “Dollars” or “$” refers to lawful money of the U.S. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Yield” means, as to any Indebtedness, the effective yield applicable thereto calculated by the Administrative Agent, in consultation with the Parent Borrower in a manner consistent with

29 generally accepted financial practices, taking into account (a) interest rate margins, (b) interest rate floors (subject to the proviso set forth below), (c) any amendment to the relevant interest rate margins and interest rate floors prior to the applicable date of determination and (d) original issue discount and upfront or similar fees (based on an assumed four-year average life to maturity or lesser remaining average life to maturity), but excluding (i) any advisory, arrangement, commitment, consent, structuring, success, underwriting, ticking, unused line fees, amendment fees and/or any similar fees payable in connection therewith (regardless of whether any such fees are paid to or shared in whole or in part with any lender) and (ii) any other fee that is not paid directly by the applicable Borrower generally to all relevant lenders ratably (or, if only one lender (or affiliated group of lenders) is providing such Indebtedness, are fees of the type not customarily shared with lenders generally); provided, that with respect to any Indebtedness that includes a “floor”, that (A) to the extent that Term SOFR (for an Interest Period of three months) or Alternate Base Rate (in each case without giving effect to any floor specified in the definitions thereof on the date on which the Effective Yield is being calculated) is less than such floor, the amount of such difference will be deemed added to the interest rate margin applicable to such Indebtedness for purposes of calculating the Effective Yield and (B) to the extent that Term SOFR (for an Interest Period of three months) or Alternate Base Rate (in each case, without giving effect to any floor specified in the definitions thereof) is greater than such floor, the floor will be disregarded in calculating the Effective Yield. “Eligible Assignee” means (a) any Lender, (b) any commercial bank, insurance company, finance company, financial institution, any fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act), (c) any Affiliate of any Lender, (d) any Approved Fund of any Lender or (e) to the extent permitted under Section 10.05(g), any Affiliated Lender or any Debt Fund Affiliate; provided that in any event, “Eligible Assignee” shall not include (i) any natural person, or any investment vehicle, holding company, or trust established primarily for the benefit of a natural person, (ii) any Disqualified Institution or Defaulting Lender or (iii) except as permitted under Section 10.05(g), the Parent Borrower or any of its Affiliates. “Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA (regardless of whether such plan is subject to ERISA) which is sponsored, maintained or contributed to by, or required to be contributed to by, a Loan Party or any of its Restricted Subsidiaries. “Environmental Claim” means any written investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order, decree or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (a) pursuant to or in connection with any actual or alleged violation of any Environmental Law or (b) in connection with any actual or alleged Release or threat of Release of any Hazardous Materials. “Environmental Laws” means any and all applicable foreign or domestic, federal, state, provincial, territorial or local (or any subdivision thereof), statutes, ordinances, orders, decrees, rules, regulations, judgments, Governmental Authorizations, or any other applicable binding requirements of Governmental Authorities or the common law relating to (a) pollution or the protection of the environment or natural resources, occupational safety and health and industrial hygiene (to the extent relating to the exposure to Hazardous Materials) or other environmental matters or (b) any Hazardous Materials Activity or any exposure to any Hazardous Materials. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is (a) a member of a controlled group of corporations within the meaning of Section 414(b) of the Code with a Loan Party or any of its Restricted Subsidiaries or (b) a member of a group of trades or businesses under

30 common control within the meaning of Section 414(c) of the Code with a Loan Party or any of its Restricted Subsidiaries or (c) for purposes of provisions relating to Section 302 of ERISA or Section 412 of the Code, treated as a “single employer” with the a Loan Party or any of its Restricted Subsidiaries under Section 414(m) or (o) of the Code. “ERISA Event” means (a) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the 30- day notice period has been waived), (b) the failure of any Pension Plan to satisfy a minimum funding standard under Section 412 of the Code, (c) the filing of any request for, or receipt of, a minimum funding waiver under Section 412 of the Code with respect to any Pension Plan, (d) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) or Section 302 of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA, (e) the withdrawal by a Loan Party, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to the a Loan Party, or any of its Restricted Subsidiaries or their respective ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA, (f) the institution by the PBGC of proceedings to terminate any Pension Plan, (g) the imposition of liability on a Loan Party, any of its Restricted Subsidiaries or any of their respective ERISA Affiliate pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA, (h) a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) of a Loan Party, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates from any Multiemployer Plan if there is any potential liability under Title IV of ERISA for a Loan Party or any of its Restricted Subsidiaries, (i) the receipt by a Loan Party, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is insolvent pursuant to Section 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA, (j) the incurrence of liability or the imposition of a Lien pursuant to Section 436 or 430(k) of the Code or pursuant to Title IV of ERISA with respect to any Pension Plan (k) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any of its Restricted Subsidiaries or (l) a Foreign Plan Event. “Event of Default” has the meaning assigned to such term in Section 8.01. “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder. “Excluded Account” shall mean, with respect to any applicable Loan Party, any “Excluded Account” as defined in each applicable Collateral Document to the extent applicable to such Loan Party. “Excluded Assets” shall mean certain property excluded from the Collateral, including: (1) any lease, license, contract or agreement to which any Loan Party is a party, and any of its rights or interest thereunder (or, with respect to clause (i), any other asset), if and to the extent that a security interest is prohibited by or in violation of (or would result in a loss of material rights under) (i) any law, rule or regulation applicable to such Loan Party, or (ii) a term, provision or condition of any such lease, license, contract or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code or principles of equity)); provided, however, that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition (or condition causing such violation, breach, termination or loss of right) shall

31 no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in clause (i) or (ii) above; provided further that the exclusions referred to in this clause (1) shall not include any proceeds of any such lease, license, contract or agreement unless such proceeds result in the consequences described in this clause (1) after giving effect to the first proviso in this clause (1); (2) any Excluded Securities; (3) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1 of the Lanham Act with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable Federal law; (4) any motor vehicles and any other asset subject to certificates of title to the extent that a Lien thereon cannot be perfected by the filing of “all assets” financing statements or similar filings under the UCC or any other equivalent law, in the applicable Loan Party’s jurisdiction of organization or, if applicable, where such asset is situated; (5) any Letter-of-Credit Rights (other than any Letter-of-Credit Rights constituting a Supporting Obligation (as defined in the UCC) for a receivable or other Collateral in which the Collateral Agent has a valid and perfected security interest) to the extent that a Lien thereon cannot be perfected by the filing of “all assets” financing statements or similar filings under the UCC or any other equivalent law, in the applicable Loan Party’s jurisdiction of organization; (6) Excluded Accounts; (7) any assets owned by any Loan Party on the date hereof or hereafter acquired and any proceeds thereof (or related assets) that are subject to a Lien securing Indebtedness incurred in connection with a Finance Lease, purchase money Indebtedness or other Indebtedness incurred to finance the acquisition of such assets permitted to be incurred pursuant to this Agreement to the extent and for so long as the contract or other agreement in which such Lien is granted (or the documentation providing for applicable purchase money Indebtedness) validly prohibits the creation of any other Lien on such assets and proceeds in a manner permitted by Section 6.03; (8) any property or assets in circumstances where the cost, burden or consequences of obtaining or perfecting a security interest in such property or assets (including on account of any need to obtain consents or approvals, and the effect of the ability of the relevant Loan Party to conduct its operations and business in the ordinary course), as determined in good faith by the Parent Borrower and the Administrative Agent in writing (which may be via email), are excessive in relation to the practical benefit afforded to the Secured Parties; (9) any property constituting or that is the proceeds of aircraft, aircraft engines, satellites, ships or railroad rolling stock (unless any such property or assets are pledged as collateral in respect of any Incremental Equivalent Debt that is secured on a pari passu basis with the Obligations) to the extent that a Lien thereon cannot be perfected by the filing of “all assets” financing statements or similar filings under the UCC or any other equivalent law, in the applicable Loan Party’s jurisdiction of organization or, if applicable, where such asset is situated;

32 (10) any real property or real property interest; (11) any governmental or regulatory license or state, provincial, municipal or local franchise, charter, consent, permit or authorization to the extent the granting of a security interest therein is prohibited or restricted thereby or by applicable Requirements of Law; provided, however, that any such asset will only constitute an Excluded Asset under this clause (11) to the extent such prohibition or restriction would not be rendered ineffective pursuant to applicable anti-assignment provisions of the UCC of any relevant jurisdiction, or other similar applicable law; provided further that the exclusions referred to in this clause (11) shall not include any proceeds of any such license, franchise, charter, consent, permit or authorization unless such proceeds independently constitute an Excluded Asset; (12) any asset or property (including Capital Stock) the grant or perfection of a security interest in which would result in material adverse tax or regulatory consequences to any Loan Party or any of its subsidiaries as determined by the Parent Borrower in good faith in writing (which may be via email) following consultation with the Administrative Agent; provided that this clause (12), as related to material adverse tax consequences, shall not apply to any asset or property that is owned by the Parent Borrower or any of its Subsidiaries on the Closing Date and that is not an Excluded Asset on the Closing Date (determined without regard to this clause (12)); (13) Receivables Facility Assets (or interests therein) (including, without limitation, any trade receivables held by the Parent Borrower and/or any Restricted Subsidiary) sold or otherwise transferred to a Receivables Subsidiary or otherwise pledged, transferred or sold, in each case, in connection with a Qualified Receivables Facility; and (14) any commercial tort claim involving a claim of less than $15,000,000 (as determined in good faith by the Parent Borrower). “Excluded Security” shall mean (i) any Capital Stock or other security representing voting Capital Stock in any Foreign Subsidiary or FSHCO, other than 65% of the issued and outstanding voting Capital Stock of such Foreign Subsidiary or FSHCO (as applicable), (ii) any interest in a joint venture or non-wholly owned Subsidiary to the extent and for so long as the attachment of the security interest created hereby therein would violate any joint venture agreement, organization document, shareholders agreement or equivalent agreement relating to such joint venture or non-wholly owned Subsidiary; provided that Capital Stock in Subsidiaries of the Parent Borrower the minority interest in which is held by management, directors or employees of the Parent Borrower or its Subsidiaries or consists of rolled- over equity shall not be considered Excluded Securities, (iii) any Capital Stock the pledge of which in support of the Loan Document Obligations is otherwise prohibited by applicable law, (iv) any Capital Stock in the entities listed on a schedule to any Collateral Document solely to the extent that the transfer or assignment of such Capital Stock is prohibited by the organizational documents of the issuer of such Capital Stock as of the Closing Date or on the date of acquisition of such Capital Stock; provided that the Capital Stock in any such entity shall no longer constitute an Excluded Security for purposes of the indenture if at any time the prohibitions on transfer or assignment of such Capital Stock are no longer applicable to such Person, (v) the Capital Stock of any Captive Insurance Subsidiary, Unrestricted Subsidiary, broker-dealer subsidiary, not-for-profit subsidiary or special purpose entity used for any permitted securitization facility, (vi) any Margin Stock, (vii) [reserved] and (viii) any Capital Stock that would otherwise be an Excluded Asset. Notwithstanding the foregoing, in no event shall the Capital Stock of a Borrower constitute an Excluded Security. “Excluded Subsidiary” means:

33 (a) any Restricted Subsidiary that is not a Wholly-Owned Subsidiary, (b) any Immaterial Subsidiary, (c) any Restricted Subsidiary that is prohibited or restricted by law, rule or regulation or contractual obligation existing on the Closing Date or at the time such Restricted Subsidiary becomes a Subsidiary (in the case of contractual obligations not existing on the Closing Date, pursuant to a contractual obligation not entered into expressly in contemplation of such Restricted Subsidiary becoming a Subsidiary) from providing a Loan Guarantee or that would require a governmental (including regulatory) or third party consent, approval, license or authorization (in the case of contractual obligations, pursuant to a contractual obligation existing on the Closing Date or at the time such Restricted Subsidiary becomes a Subsidiary and not entered into expressly in contemplation of such Restricted Subsidiary becoming a Subsidiary) to provide a Loan Guarantee (including under any financial assistance, corporate benefit, thin capitalization, capital maintenance, liquidity maintenance or similar legal principles) unless such consent has been received, it being understood that the Parent Borrower and its subsidiaries shall have no obligation to obtain any such consent, approval, license or authorization, (d) any not-for-profit subsidiary, (e) any Captive Insurance Subsidiary or any subsidiary that is a broker-dealer, (f) any special purpose entity (including a special purpose entity used for any permitted securitization or receivables facility or financing), (g) any Foreign Subsidiary, (h) Progyny Health Insurance Company of Washington, Progyny Health Insurance Company and any other Subsidiary of Coordinated Insurance Alliance, LLC that operates as a licensed insurance company, is otherwise regulated by a Governmental Authority performing insurance regulatory functions or is a healthcare entity subject to regulatory capital requirements, (i) (i) any FSHCO and (ii) any Subsidiary that is a subsidiary of any Foreign Subsidiary, (j) any Unrestricted Subsidiary, (k) any subsidiary acquired pursuant to a Permitted Acquisition or other Investment permitted by this Agreement that has assumed secured Indebtedness not incurred in contemplation of such Permitted Acquisition or other Investment and any Restricted Subsidiary thereof that guarantees such secured Indebtedness, in each case to the extent the terms of such secured Indebtedness prohibit such subsidiary from becoming a Guarantor, (l) any Restricted Subsidiary if the provision of a Loan Guarantee would result in materially adverse tax or regulatory consequences to any Loan Party or any of its subsidiaries as determined by the Parent Borrower in good faith following consultation with the Administrative Agent, and (m) any other Restricted Subsidiary with respect to which, in the good faith judgment of the Administrative Agent and the Parent Borrower, the burden or cost of providing a Loan Guarantee outweighs the benefits afforded thereby. Notwithstanding the foregoing, in no event shall a Borrower constitute an Excluded Subsidiary.

34 “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Loan Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Loan Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to Section 3.20 of the Loan Guarantee and any other “keepwell”, support or other agreement for the benefit of such Loan Party) at the time the Loan Guarantee of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If any Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Loan Guarantee or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to the Administrative Agent, any Lender, any Issuing Bank or required to be withheld or deducted from a payment to the Administrative Agent, any Lender or any Issuing Bank, (a) Taxes imposed on (or measured by) net income, franchise Taxes, and branch profits Taxes, in each case, (i) as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, having its applicable lending office located in such jurisdiction (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Tax that is imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement (or designates a new lending office), except (i) pursuant to an assignment or designation of a new lending office under Section 2.19 and (ii) to the extent that such Lender (or its assignor, if any) was entitled immediately prior to the time of designation of a new lending office (or assignment), to receive additional amounts from any Loan Party with respect to such withholding Tax pursuant to Section 2.17, (c) any Taxes imposed as a result of a failure by the Administrative Agent, Lender or Issuing Bank to comply with Section 2.17(f) and (d) any withholding Taxes imposed under FATCA. “Expected Cost Savings” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”. “Expected Cost Savings Cap” means, for any Test Period, an amount equal to 15% of Consolidated Adjusted EBITDA for such Test Period, calculated after giving effect to any amounts added to or included in Consolidated Adjusted EBITDA pursuant to any clause of Consolidated Adjusted EBITDA for such Test Period, including clause (x) thereto; provided that, for the avoidance of doubt, the Parent Borrower may elect, in its discretion, to allocate any such add-backs or inclusions to Consolidated Adjusted EBITDA with respect to Expected Cost Savings as a result of any Cost Saving Initiative as between clause (x) of Consolidated Adjusted EBITDA and clause (xx) of Consolidated Adjusted EBITDA (to the extent the other requirements for so including such add-backs or inclusions are otherwise satisfied), but the inclusion of any such add-backs or inclusions in clause (xx) shall not count against the Expected Cost Savings Cap in clause (x) of Consolidated Adjusted EBITDA in such Test Period. “Extended Revolving Credit Commitment” has the meaning assigned to such term in Section 2.23(a). “Extended Revolving Loans” has the meaning assigned to such term in Section 2.23(a)(i). “Extension” has the meaning assigned to such term in Section 2.23(a). “Extension Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (to the extent required by Section 2.23) and the Parent Borrower, executed by

35 each of (a) the applicable Borrower, (b) the Administrative Agent and (c) each Lender that has accepted the applicable Extension Offer pursuant hereto and in accordance with Section 2.23. “Extension Offer” has the meaning assigned to such term in Section 2.23(a). “Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or, except with respect to Articles 5 and 6, hereof owned, leased, operated or used by the Parent Borrower or any of its Restricted Subsidiaries or any of their respective predecessors or Affiliates. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code as of the date of this Agreement (or any amended or successor version described above), any intergovernmental agreement, treaty or convention among Governmental Authorities (and any related legislation, rules or official administrative practice) implementing the foregoing. “Federal Assignment of Claims Act” means the Federal Assignment of Claims Act (41 U.S.C. § 15). “Federal Funds Effective Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided, that if the Federal Funds Effective Rate for any day is less than zero, the Federal Funds Effective Rate for such day will be deemed to be zero. “Fee Letters” means, collectively, the Agent Fee Letter and the Upfront Fee Letter. “Finance Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP (but subject to Section 1.04(c)), is or should be accounted for as a finance lease on the balance sheet of that Person; provided, that for the avoidance of doubt, the amount of obligations attributable to any Finance Lease shall be the amount thereof accounted for as a liability on such balance sheet (excluding the footnotes thereto) in accordance with GAAP; provided, further, that the amount of obligations attributable to any Finance Lease shall exclude any capitalized operating lease liabilities resulting from the adoption of ASC 842, Leases. “Financial Covenants” means the covenants in Section 6.15. “First Lien Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated First Lien Debt as of such date to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended or the Test Period otherwise specified where the term “First Lien Leverage Ratio” is used in this Agreement, in each case for the Parent Borrower and its Restricted Subsidiaries. “First Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that, subject to any Acceptable Intercreditor Agreement, such Lien is senior in priority to any other Lien to which such Collateral is subject, other than any Permitted Lien.

36 “Fiscal Quarter” means a fiscal quarter of any Fiscal Year. “Fiscal Year” means the fiscal year of the Parent Borrower ending December 31 of each calendar year, as such fiscal year end may be adjusted in accordance with the terms of this Agreement. “Fixed Amount” has the meaning assigned to such term in Section 1.04(g). “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Term SOFR. “Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by any Loan Party, or with respect to which any Loan Party has any obligation, that is primarily subject to laws other than the laws of a U.S. jurisdiction, other than a trust or funding vehicle or a social security program, in each case maintained exclusively by a Governmental Authority. “Foreign Plan Event” mean, with respect to any Foreign Plan, (a) where such plan is required to be funded, the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or, where applicable, in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Plan or to appoint a trustee or similar official to administer any such Foreign Plan, or alleging the insolvency of any such Foreign Plan, (d) the incurrence of any liability by any Loan Party under applicable law on account of the complete or partial termination of such Foreign Plan or the complete or partial withdrawal of any participating employer therein or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by any Loan Party, or the imposition on any Loan Party of any fine, excise tax or penalty resulting from any noncompliance with any applicable law. “Foreign Subsidiary” means any Restricted Subsidiary that is not a U.S. Subsidiary. “FSHCO” means any U.S. Subsidiary that is owned, directly or indirectly, by a U.S. Subsidiary of the Parent Borrower that has no material assets other than the Capital Stock and/or Indebtedness of one or more Foreign Subsidiaries or other FSHCOs. “Funding Account” has the meaning assigned to such term in Section 2.03(f). “GAAP” means generally accepted accounting principles in the U.S. in effect and applicable to the accounting period in respect of which reference to GAAP is made. “Governmental Authority” means any federal, state, provincial, territorial, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with the U.S., a foreign government or any political subdivision of any thereof. “Governmental Authorization” means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority.

37 “Granting Lender” has the meaning assigned to such term in Section 10.05(e). “Guarantee” of or by any Person (solely for purposes of this definition, the “Guarantor”) means any obligation, contingent or otherwise, of the Guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation of any other Person (the “Primary Obligor”) in any manner and including any obligation of the Guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other monetary obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the Primary Obligor so as to enable the Primary Obligor to pay such Indebtedness or other monetary obligation, (d) as an account party in respect of any letter of credit or letter of guarantee issued to support such Indebtedness or monetary obligation, (e) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (f) secured by any Lien on any assets of such Guarantor securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or monetary other obligation is assumed by such Guarantor (or any right, contingent or otherwise, of any holder of such Indebtedness or other monetary obligation to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition, Disposition or other transaction permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. “Guarantee Supplement” has the meaning set forth in the Loan Guarantee, and for the avoidance of doubt, shall include any similar agreement, in form and substance reasonably acceptable to the Administrative Agent, pursuant to which any Loan Party becomes a Guarantor hereunder. Such Guarantee Supplement may, if reasonably requested by the Parent Borrower, include limitations on guarantees applicable to such Restricted Subsidiary and required or advisable under applicable Requirements of Law. “Guarantor” means (i) each Borrower (other than with respect to its own Obligations) and (ii) each Subsidiary Guarantor from time to time. “Hazardous Materials” means any chemical, material, substance or waste, or any constituent thereof, which is prohibited, limited or regulated by any Environmental Law due to its hazardous, toxic or similar characteristics, including any chemical, material, substance or waste defined or listed as “hazardous” or “toxic” in any Environmental Law. “Hazardous Materials Activity” means the use, manufacture, storage, Release, threatened Release, discharge, generation, transportation, processing, treatment, abatement, removal, investigation, remediation, disposal, disposition or handling of any Hazardous Material, and any corrective action or response action with respect to any of the foregoing. “Hedge Agreement” means any agreement with respect to any Derivative Transaction between any Loan Party or any Restricted Subsidiary and any other Person.

38 “Hedging Obligations” means, with respect to any Person, the obligations of such Person under any Hedge Agreement. “IFRS” means international accounting standards within the meaning of the IAS Regulation 1606/2002, as in effect from time to time (subject to the provisions of Section 1.04), to the extent applicable to the relevant financial statements. “Immaterial Subsidiary” means, as of any date, any Restricted Subsidiary of the Parent Borrower (1) that does not have assets in excess of 5.0% of Consolidated Total Assets of the Parent Borrower and its Restricted Subsidiaries and (2) that does not contribute Consolidated Adjusted EBITDA in excess of 5.0% of the Consolidated Adjusted EBITDA of the Parent Borrower and its Restricted Subsidiaries, in each case, as of the last day of the most recently ended Test Period; provided, that the Consolidated Total Assets and Consolidated Adjusted EBITDA (as so determined) of all Immaterial Subsidiaries shall not exceed 10.0% of Consolidated Total Assets and 10.0% of Consolidated Adjusted EBITDA, in each case, of the Parent Borrower and its Restricted Subsidiaries as of the last day of the most recently ended Test Period. For the avoidance of doubt, the Parent Borrower may elect for a Restricted Subsidiary that is an Immaterial Subsidiary to provide a Loan Guarantee, but not pledge any Collateral that would otherwise be required, in which case such Immaterial Subsidiary shall continue to be counted as such for purposes of determinations hereunder. “Incremental Cap” means: (a) the Shared Incremental Amount, plus (b) [reserved], plus (c) in the case of any Incremental Facility or Incremental Equivalent Debt that effectively replaces any Revolving Credit Commitment or Additional Term Loan terminated in accordance with Section 2.19 hereof, an amount equal to the relevant terminated Revolving Credit Commitment or Additional Term Loan, plus (d) (i) the amount of any optional prepayment of any Loan (including any Incremental Loan) in accordance with Section 2.11(a) and/or the amount of any permanent reduction of any Revolving Credit Commitment, (ii) the amount of any optional prepayment, redemption, repurchase or retirement of Incremental Equivalent Debt, (iii) the amount of any optional prepayment, redemption, repurchase or retirement of any Replacement Term Loans or Loans under any Replacement Revolving Facility (to the extent accompanied by a permanent reduction in commitments) or any borrowing or issuance of Replacement Debt previously applied to the permanent prepayment of any Loan hereunder or of any Incremental Equivalent Debt, (iv) the aggregate amount of any Indebtedness referred to in clauses (i) through (iii) repaid or retired resulting from any assignment of such Indebtedness to (and/or assignment and/or purchase of such Indebtedness by) the Parent Borrower and/or any Restricted Subsidiary; provided that for each of clauses (i) through (iv), (x) such Indebtedness is secured on a pari passu basis with the Initial Revolving Facility and (y) the relevant prepayment, redemption, repurchase, retirement, assignment and/or purchase was not funded with the proceeds of any long-term Indebtedness (other than revolving Indebtedness), plus (e) an unlimited amount so long as, in the case of this clause (e), on a Pro Forma Basis after giving effect to the incurrence of the Incremental Facility or the Incremental Equivalent Debt, as applicable, and the application of the proceeds thereof (without netting the cash proceeds thereof, but giving effect to any related Subject Transaction) and to any relevant Subject Transaction (and, in the case of any Incremental Revolving Facility or Incremental Equivalent Debt in the form of revolving loans or a

39 revolving facility then being established, assuming a full drawing thereunder), (i) if such Indebtedness is secured by a Lien ranking pari passu with the Lien securing the Loan Document Obligations, the First Lien Leverage Ratio does not exceed 3.00:1.00, (ii) if such Indebtedness is secured by a Lien on a basis junior with the Liens securing the Loan Document Obligations, the Secured Leverage Ratio does not exceed 3.00:1.00 and (iii) if such Indebtedness is unsecured, the Total Leverage Ratio does not exceed 3.00:1.00; provided that: (1) any Incremental Facility and/or Incremental Equivalent Debt may be incurred under one or more of clauses (a) through (e) of this definition as selected by the Parent Borrower in its sole discretion (provided that, in the case of clause (e), an Incremental Facility may be incurred only under clause (i) thereof), (2) if any Incremental Facility or Incremental Equivalent Debt is intended to be incurred or implemented under clause (e) of this definition and any other clause of this definition in a single transaction or series of related transactions, (A) the incurrence of the portion of such Incremental Facility or Incremental Equivalent Debt to be incurred or implemented under clause (e) of this definition shall be calculated first without giving effect to any Incremental Facilities or Incremental Equivalent Debt to be incurred or implemented under any other clause of this definition, but giving full pro forma effect to the use of proceeds of the entire amount of such Incremental Facility or Incremental Equivalent Debt and the related transactions and (B) the incurrence of the portion of such Incremental Facility or Incremental Equivalent Debt to be incurred or implemented under the other applicable clauses of this definition shall be calculated thereafter, (3) any portion of any Incremental Facility or Incremental Equivalent Debt that is incurred or implemented under clauses (a) through (d) of this definition, unless otherwise elected by the Parent Borrower, shall automatically and without need for action by any Person, be reclassified as having been incurred under clause (e) of this definition if, at any time after the incurrence or implementation thereof, when financial statements required pursuant to Section 5.01(a) or (b) are delivered, such portion of such Incremental Facility or Incremental Equivalent Debt would, using the figures reflected in such financial statements, be (or have been) permitted under the First Lien Leverage Ratio, Secured Leverage Ratio or Total Leverage Ratio, as applicable, set forth in clause (e) of this definition, and (4) in the case of any Incremental Equivalent Debt in the form of revolving loans or a revolving facility, if a full drawing thereunder is permitted at the time the commitments in respect thereof are established (as determined in accordance with Section 1.04(e) and, if applicable, clause (e) above), then the obligors thereunder may thereafter borrow, repay, prepay and reborrow amounts thereunder, in whole or in part, from time to time, without further compliance with the provisions of this definition. “Incremental Commitment” means any commitment made by a lender to provide all or any portion of any Incremental Facility or Incremental Loans. “Incremental Equivalent Debt” means any Indebtedness that satisfies the following conditions: (a) the aggregate outstanding principal amount thereof does not exceed the Incremental Cap as in effect at the time of determination (after giving effect to any reclassification on or prior to such date of determination),

40 (b) (A) unless such Indebtedness is in the form of revolving loans or a revolving facility, (x) the Weighted Average Life to Maturity of such Indebtedness is no shorter than the remaining Weighted Average Life to Maturity of the Initial Revolving Facility and (y) the final maturity date of such Indebtedness is no earlier than the Initial Revolving Credit Maturity Date and (B) if such Indebtedness is in the form of revolving loans or a revolving facility, such Indebtedness shall mature no earlier than, and require no scheduled mandatory commitment reduction prior to, the Initial Revolving Credit Maturity Date, in each case as determined on the date of issuance or incurrence, as applicable, thereof; provided, that the foregoing limitations shall not apply to (i) in the case of clauses (A) and (B), customary bridge loans to finance Permitted Acquisitions or similar Investments so long as either (x) such bridge loans provide for the automatic exchange or conversion, subject to customary conditions, into indebtedness meeting the requirements set forth above in this clause (b) or (y) are intended to be refinanced with Qualified Capital Stock of the Parent Borrower or Indebtedness meeting the requirements set forth above in this clause (b), and (ii) in the case of clause (A)(x) only, Customary Term A Loans and Customary Term B Loans, (c) subject to clause (b), such Indebtedness may otherwise have an amortization schedule as determined by the Parent Borrower and the lenders providing such Indebtedness, (d) if such Indebtedness is secured by assets that constitute Collateral, the holders of such Indebtedness (or a representative therefor) shall be party to an Acceptable Intercreditor Agreement, (e) [reserved], and (f) if any financial maintenance covenant is added to any such Indebtedness and such financial maintenance covenant is more favorable to the lenders under such Indebtedness than the Financial Covenants, either (x) such financial maintenance covenant shall only be applicable after the Latest Revolving Loan Maturity Date or (y) the Revolving Lenders shall also receive the benefit of such more favorable financial maintenance covenant (together with, at the election of the Parent Borrower, any applicable “equity cure” (or equivalent) provisions with respect thereto). “Incremental Facilities” has the meaning assigned to such term in Section 2.22(a). “Incremental Facility Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (solely for purposes of giving effect to Section 2.22) and the Parent Borrower executed by each of (a) the applicable Borrower, (b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Incremental Facility being incurred pursuant thereto and in accordance with Section 2.22. “Incremental Loans” has the meaning assigned to such term in Section 2.22(a). “Incremental Revolving Facility” has the meaning assigned to such term in Section 2.22(a). “Incremental Revolving Facility Lender” means, with respect to any Incremental Revolving Facility, each Revolving Lender providing any portion of such Incremental Revolving Facility. “Incremental Revolving Loans” has the meaning assigned to such term in Section 2.22(a). “Incremental Term Facility” has the meaning assigned to such term in Section 2.22(a). “Incremental Term Loans” has the meaning assigned to such term in Section 2.22(a).

41 “Incurrence-Based Amounts” has the meaning assigned to such term in Section 1.04(g). “Indebtedness” as applied to any Person means, without duplication, (a) all indebtedness of such Person for borrowed money; (b) that portion of obligations with respect to Finance Leases of such Person to the extent recorded as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; (c) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments to the extent the same would appear as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; (d) any obligation of such Person owed for all or any part of the deferred purchase price of property or services (excluding (w) any earn out obligation, purchase price adjustment or other similar obligation until such obligation (A) becomes a liability on the balance sheet of such Person (excluding the footnotes thereto) in accordance with GAAP and (B) has not been paid within 60 days after becoming due and payable following expiration of any dispute resolution mechanics set forth in the applicable agreement governing the applicable transaction, (x) any such obligations incurred under ERISA or under any employee consulting agreements, (y) accrued expenses, trade accounts payable, accruals for payroll and other liabilities accrued in the ordinary course of business (including on an intercompany basis) and (z) liabilities associated with customer prepayments and deposits), which purchase price is (i) due more than twelve months from the date of incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar written instrument; (e) all Indebtedness (excluding prepaid interest thereon) of others secured by any Lien on any property or asset owned or held by such Person regardless of whether the Indebtedness secured thereby has been assumed by such Person or is non-recourse to the credit of such Person; (f) the available balance of any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings; (g) the Guarantee by such Person of the Indebtedness of another; (h) [reserved]; (i) all net obligations of such Person in respect of any Derivative Transaction, including any Hedge Agreement, whether or not entered into for hedging or speculative purposes; and (j) the redemption, repayment or other repurchase amount of such Person with respect to any Disqualified Capital Stock of such Person or, if such Person is a Subsidiary of the Parent Borrower other than a Subsidiary Guarantor, any Preferred Capital Stock of such Subsidiary, but excluding, in each case, any accrued dividends (the amount of such obligation to be equal at any time to the maximum fixed involuntary redemption, repayment or repurchase price for such Capital Stock, or if less (or if such Capital Stock has no such fixed price), to the involuntary redemption, repayment or repurchase price therefor calculated in accordance with the terms thereof as if then redeemed, repaid or repurchased, and if such price is based upon or measured by the fair market value of such Capital Stock, such fair market value shall be as determined in good faith by the Parent Borrower); provided that (i) in no event shall obligations under or in respect of any Derivative Transaction or Non-Finance Lease Obligation be deemed “Indebtedness” for any calculation of the Total Leverage Ratio, the First Lien Leverage Ratio, the Secured Leverage Ratio, the Interest Coverage Ratio or any other financial ratio under this Agreement and (ii) the amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness (or such lower amount of maximum liability as is expressly provided for under the documentation pursuant to which the respective Lien is granted) and (B) the fair market value of the property encumbered thereby as determined by such Person in good faith. For purposes hereof, the amount of any Convertible Indebtedness shall be the aggregate stated principal amount thereof without giving effect to any obligation to pay cash and/or deliver shares with value in excess of such principal amount. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or any Joint Venture (other than any Joint Venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer to the extent such Person would be liable therefor under applicable Requirements of Law or any agreement or instrument by virtue of such Person’s ownership interest in such partnership or Joint Venture, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness

42 would otherwise be included in the calculation of Consolidated Total Debt; provided that notwithstanding anything herein to the contrary, the term “Indebtedness” shall not include, and shall be calculated without giving effect to, (x) the effects of Accounting Standards Codification Topic 815 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose hereunder as a result of accounting for any embedded derivatives created by the terms of such Indebtedness (it being understood that any such amounts that would have constituted Indebtedness hereunder but for the application of this proviso shall not be deemed an incurrence of Indebtedness hereunder) and (y) the effects of Statement of Financial Accounting Standards No. 133 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose hereunder as a result of accounting for any embedded derivative created by the terms of such Indebtedness (it being understood that any such amounts that would have constituted Indebtedness hereunder but for the application of this proviso shall not be deemed to be an incurrence of Indebtedness hereunder). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” has the meaning assigned to such term in Section 10.03(b). “Information” has the meaning assigned to such term in Section 3.11. “Initial Revolving Credit Commitment” means, with respect to each Initial Revolving Lender, the commitment of such Lender to make Initial Revolving Loans (and acquire participations in Letters of Credit and Swingline Loans) hereunder as set forth on the Commitment Schedule, or in the Assignment Agreement pursuant to which such Lender assumed its Initial Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 or 2.19, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.05 or (c) increased pursuant to Section 2.22. The aggregate amount of the Initial Revolving Credit Commitments as of the Closing Date is $200,000,000. “Initial Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of all Initial Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender’s LC Exposure and Swingline Exposure, in each case, attributable to its Initial Revolving Credit Commitment. “Initial Revolving Credit Maturity Date” means July 1, 2030. “Initial Revolving Facility” means the Initial Revolving Credit Commitments and the Initial Revolving Loans and other extensions of credit thereunder. “Initial Revolving Lender” means any Lender with an Initial Revolving Credit Commitment or any Initial Revolving Credit Exposure. “Initial Revolving Loan” means any revolving loan made by the Initial Revolving Lenders to the Parent Borrower pursuant to Section 2.01(a). “Intellectual Property Security Agreement” means any agreement executed on or after the Closing Date confirming or effecting the grant of any Lien on IP Rights owned by any Loan Party to the Collateral Agent, for the benefit of the Secured Parties, in accordance with this Agreement, including any of the following: (a) a Trademark Security Agreement substantially in the form of Exhibit H-1 hereto,

43 (b) a Patent Security Agreement substantially in the form of Exhibit H-2 hereto or (c) a Copyright Security Agreement substantially in the form of Exhibit H-3 hereto, or in each case any other form approved by the Administrative Agent and the Parent Borrower. “Intercompany Note” means a promissory note substantially in the form of Exhibit F or any other form approved by the Collateral Agent and the Parent Borrower. “Interest Coverage Ratio” means, as of any date of determination, the ratio for the most recently ended Test Period of (a) Consolidated Adjusted EBITDA for such Test Period to (b) Ratio Interest Expense for such Test Period, in each case for the Parent Borrower and its Restricted Subsidiaries; provided that, for purposes of calculating the Interest Coverage Ratio for any period ending prior to the first anniversary of the Closing Date, Ratio Interest Expense shall be an amount equal to actual Ratio Interest Expense from the Closing Date through the date of determination multiplied by a fraction the numerator of which is 365 and the denominator of which is the number of days from the Closing Date through the date of determination. “Interest Election Request” means a request by a Borrower in the form of Exhibit D hereto or another form reasonably acceptable to the Administrative Agent to convert or continue a Borrowing in accordance with Section 2.08. “Interest Payment Date” means (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December (commencing with September 30, 2025) or the maturity date applicable to such Loan and (b) with respect to any Term SOFR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term SOFR Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing and the maturity date applicable to such Loan. “Interest Period” means with respect to any Term SOFR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months (or, to the extent approved by all relevant affected Lenders and the Administrative Agent, twelve months or, to the extent approved by all applicable Lenders and the Administrative Agent, a shorter period) thereafter, as a Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Investment” means (a) any purchase or other acquisition by the Parent Borrower or any of its Restricted Subsidiaries of any of the Securities of any other Person (other than any Loan Party), (b) the acquisition by purchase or otherwise (other than any purchase or other acquisition of inventory, materials, supplies and/or equipment in the ordinary course of business) of all or a substantial portion of the business, property or fixed assets of any other Person or any division, line of business, business unit or Product Line of any Person and (c) any loan, advance (other than any advance to any current or former employee, officer, director, member of management, manager, consultant or independent contractor of the Parent Borrower or any Restricted Subsidiary for moving, entertainment and travel expenses, drawing accounts and similar expenditures or payroll expenses or advances in the ordinary course of business) or

44 capital contribution by the Parent Borrower or any of its Restricted Subsidiaries to any other Person. Subject to Section 5.10, the amount of any Investment shall be the original cost of such Investment, plus the cost of any addition thereto that otherwise constitutes an Investment, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect thereto, but giving effect to any repayments of principal in the case of any Investment in the form of a loan and any return of capital (including any distributions in connection with reduction or redemption of capital) or return on Investment in the case of any equity Investment (whether as a distribution, dividend, redemption or sale). “IP Rights” has the meaning assigned to such term in Section 3.05(c). “ISDA CDS Definitions” has the meaning assigned to such term in Section 10.02(e). “Issuing Bank” means, as the context may require, (a) each of the Revolving Lenders with a Letter of Credit Commitment listed on Schedule 1.01(a)(ii) and (b) any other Revolving Lender that is appointed as an Issuing Bank in accordance with Section 2.05(i). Subject to the reasonable consent of the Parent Borrower (subject to the standards set forth in Section 10.05(b)), each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by any Affiliate of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. “Joint Venture” means, with respect to any Person, any other Person in which such Person owns Capital Stock (other than any Subsidiary), and including, for the avoidance of doubt, any other Person in which such Person owns less than a majority of the Capital Stock thereof. Unless otherwise specified, “Joint Venture” shall refer to a Joint Venture of the Parent Borrower or any Restricted Subsidiary. “Junior Indebtedness” means any Indebtedness for borrowed money of the Parent Borrower or any of its Restricted Subsidiaries that is a Loan Party (other than Indebtedness among the Parent Borrower and/or its subsidiaries) that is expressly subordinated in right of payment to the Loan Document Obligations. “Junior Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form attached hereto as Exhibit Q (with such changes thereto that that are reasonably satisfactory to the Administrative Agent and the Parent Borrower), as the same may be amended, restated, supplemented, waived and/or otherwise modified from time to time in accordance with the terms thereof and of this Agreement. “Latest Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time. “Latest Revolving Loan Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any revolving loan or revolving credit commitment hereunder at such time. “LC Collateral Account” has the meaning assigned to such term in Section 2.05(j)(i). “LC Disbursement” means a payment or disbursement made by an Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time and (b) the aggregate principal amount of all LC Disbursements

45 that have not yet been reimbursed at such time. The LC Exposure of any Revolving Lender at any time shall equal its Applicable Percentage of the aggregate LC Exposure at such time. “Legal Reservations” means the application of relevant Debtor Relief Laws, general principles of equity and/or principles of good faith and fair dealing. “Lenders” means the Revolving Lenders, any lender with an Additional Commitment or an outstanding Additional Loan and any other Person that becomes a party hereto pursuant to an Assignment Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment Agreement or as a result of the application of Section 10.05(g). “Letter of Credit” means any letter of credit (other than any Commercial Letter of Credit) issued pursuant to this Agreement. “Letter of Credit Commitment” means (i) with respect to any Issuing Bank listed on Schedule 1.01(a)(ii), the amount set forth opposite such Issuing Bank’s name on such Schedule and (ii) with respect to any other Issuing Bank, the amount specified to be such Issuing Bank’s “Letter of Credit Commitment” at the time such Issuing Bank becomes an Issuing Bank (as contemplated by Section 2.05(i) all as separately increased pursuant to any written agreement between such Issuing Bank and the applicable Borrower and notified to the Administrative Agent) in each case, as the same may be reduced from time to time pursuant to the terms of this Agreement; provided that with the consent of the Parent Borrower and the Administrative Agent not to be unreasonably withheld or delayed, any Issuing Bank may assign in whole or part a portion of its Letter of Credit Commitment to any other Revolving Lender who consents to such assignment. The aggregate amount of Letter of Credit Commitments available as of the Closing Date is $30,000,000. “Letter-of-Credit Right” has the meaning set forth in Article 9 of the UCC. “Letter of Credit Sublimit” means the aggregate amount of Letter of Credit Commitments, as adjusted from time to time in accordance with Section 2.05(i), Section 2.10(c) or Section 2.22 hereof. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Finance Lease having substantially the same economic effect as any of the foregoing), in each case, in the nature of security; provided that in no event shall an operating lease in and of itself be deemed to constitute a Lien. “Loan Document Obligations” means all unpaid principal of and accrued and unpaid interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and all other advances to, debts, liabilities and obligations of the Loan Parties to the Lenders or to any Lender, the Administrative Agent, any Issuing Bank or any indemnified party arising under the Loan Documents in respect of any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute, contingent, due or to become due, now existing or hereafter arising. “Loan Documents” means this Agreement, any Promissory Note, the Collateral Documents, any Acceptable Intercreditor Agreement and any other document or instrument designated by the Parent Borrower and the Administrative Agent as a “Loan Document”, including any Incremental Facility

46 Amendment, Refinancing Amendment or Extension Amendment or any other amendment hereto or thereto. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto. “Loan Guarantee” means (a) the Loan Guaranty to be executed by each Loan Party party thereto, the Administrative Agent and the Collateral Agent for the benefit of the Secured Parties and (b) each other guaranty agreement to be executed by any Person pursuant to Section 5.12. “Loan Parties” means the Parent Borrower, any Additional Borrower and each Subsidiary Guarantor. “Loans” means any Additional Term Loan, any Revolving Loan, any Swingline Loan and/or any Additional Revolving Loan. “Local Facility” means Indebtedness provided to any Foreign Subsidiary by a lender or other bank or financial institution. “Margin Stock” has the meaning assigned to such term in Regulation U. “Material Adverse Effect” means a material adverse effect on (a) the business, financial condition or results of operations, in each case, of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, (b) the material rights and remedies (taken as a whole) of the Administrative Agent and the applicable Lenders under the applicable Loan Documents or (c) the ability of the Loan Parties, taken as a whole, to perform their payment obligations under the Loan Documents. “Material Debt Instrument” means any physical instrument evidencing any Indebtedness for borrowed money which is required to be pledged and delivered to the Collateral Agent (or its bailee) pursuant to the Collateral Documents. “Material Intellectual Property” means any IP Rights that are owned by the Parent Borrower or any of its Restricted Subsidiaries and are material to the operation of the business of the Parent Borrower and its Restricted Subsidiaries (as determined by the Parent Borrower in good faith) taken as a whole. “Maturity Date” means (a) with respect to the Initial Revolving Facility, the Initial Revolving Credit Maturity Date, (b) [reserved], (c) [reserved], (d) with respect to any Replacement Term Loans or Replacement Revolving Facility, the final maturity date for such Replacement Term Loans or Replacement Revolving Facility, as the case may be, as set forth in the applicable Refinancing Amendment, (e) with respect to any Incremental Facility, the final maturity date set forth in the applicable Incremental Facility Amendment and (f) with respect to any Extended Revolving Credit Commitment, the final maturity date set forth in the applicable Extension Amendment. “Maximum Rate” has the meaning assigned to such term in Section 10.19. “Minimum Extension Condition” has the meaning assigned to such term in Section 2.23(b)(iii). “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means any employee benefit plan which is a “multiemployer plan” as defined in Section 3(37) of ERISA, that is subject to the provisions of Title IV of ERISA, and in respect of which a Loan Party, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates,

47 makes or is obligated to make contributions or with respect to which any of them has any obligation or liability. “Narrative Report” means, with respect to the financial statements with respect to which it is delivered, a management discussion and narrative report in a form consistent with any management discussion and narrative report contained in the Parent Borrower’s Form 10-Q or 10-K, as applicable, describing the operations of the Parent Borrower and its Restricted Subsidiaries for the applicable Fiscal Quarter or Fiscal Year and for the period from the beginning of the then current Fiscal Year to the end of the period to which the relevant financial statements relate. “Net Proceeds” means (a) with respect to any Disposition, the Cash proceeds (including Cash Equivalents and Cash proceeds subsequently received (as and when received) in respect of non-cash consideration initially received), net of (with respect to the Parent Borrower and its Restricted Subsidiaries) (i) selling costs and out-of-pocket expenses (including broker’s fees or commissions, legal fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, deed or mortgage recording Taxes, relocation expenses incurred as a result thereof, foreign currency hedging expenses, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith and transfer and similar Taxes and the Parent Borrower’s good faith estimate of income Taxes paid or payable (including pursuant to customary Tax sharing arrangements or that are or would be imposed on intercompany distributions of such proceeds) in connection with such Disposition and the Parent Borrower’s good faith estimate of payments to be made in respect of incentive equity, synthetic equity or similar incentive awards in connection with such Disposition), (ii) amounts provided as a reserve in accordance with GAAP against any liabilities under any indemnification obligation or purchase price adjustment associated with such Disposition (provided that to the extent and at the time any such amounts are released from such reserve, other than to make a payment for which such amount was reserved, such amounts shall constitute Net Proceeds), (iii) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness (other than the Loans, any other Indebtedness that is secured by a Lien on the Collateral that is pari passu with or expressly subordinated to the Lien on the Collateral securing the Obligations and any unsecured Indebtedness incurred by a Loan Party) that is required to be repaid or otherwise comes due or would be in default and is repaid or which is required to be paid in order to obtain a necessary consent to such Disposition or by applicable law (other than any such Indebtedness that is assumed by the purchaser of such asset), (iv) Cash escrows (until released from escrow to the Parent Borrower or any of its Restricted Subsidiaries) from the sale price for such Disposition and (v) in the case of any Disposition by any non- Wholly-Owned Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (v)) attributable to any minority interest and not available for distribution to or for the account of the Parent Borrower or a Wholly-Owned Subsidiary as a result thereof; and (b) with respect to any issuance or incurrence of Indebtedness or Capital Stock, the Cash proceeds thereof, net of all Taxes and fees, commissions, costs, underwriting discounts and other fees and expenses incurred in connection therewith. “Net Short Lender” has the meaning assigned to such term in Section 10.02(e). “Netted Amounts” has the meaning assigned to such term in the definition of “Consolidated Total Debt.” “Non-Consenting Lender” has the meaning assigned to such term in Section 2.19(b)(iv). “Non-Debt Fund Affiliate” means the Parent Borrower and any Affiliate of the Parent Borrower, other than any Debt Fund Affiliate.

48 “Non-Finance Lease Obligation” of any Person means a lease obligation of such Person that is not an obligation in respect of a Finance Lease. “Non-Loan Party Cap” means, as of any date of determination, the greater of $103,000,000 and 50% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period calculated on a Pro Forma Basis. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero percent (0%), such rate shall be deemed to be zero percent (0%), for purposes of this Agreement. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” means all Loan Document Obligations, together with (a) all Banking Services Obligations and (b) all Secured Hedging Obligations. “Organizational Documents” means (a) with respect to any corporation, its certificate, or articles of incorporation, association and its by-laws (if any), (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, (d) with respect to any limited liability company, its articles of organization or certificate of formation, and its operating agreement or limited liability company agreement, (e) with respect to any exempted company, its certificate of incorporation, any change of name certificates and its memorandum and articles of association (and any amendments thereto) and (f) with respect to any other form of entity, such other organizational documents required by local Requirements of Law or customary under the jurisdiction in which such entity is organized, incorporated or registered to document the formation and governance principles of such type of entity. In the event that any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official. “Other Connection Taxes” means, with respect to any Lender or the Administrative Agent, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes arising from any payment made hereunder or from the execution, delivery or enforcement of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

49 “Outstanding Amount” means (a) with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Loans occurring on such date, (b) with respect to any Letter of Credit, the aggregate amount available to be drawn under such Letter of Credit after giving effect to any changes in the aggregate amount available to be drawn under such Letter of Credit or the issuance or expiry of such Letter of Credit, including as a result of any LC Disbursement and (c) with respect to any LC Disbursement on any date, the aggregate outstanding amount of such LC Disbursement on such date after giving effect to any disbursements with respect to any Letter of Credit occurring on such date and any other changes in the aggregate amount of such LC Disbursement as of such date, including as a result of any reimbursements by any Borrower of such unreimbursed LC Disbursement. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Parent Borrower” has the meaning assigned to such term in the Recitals to this Agreement. “Parent Company” means (a) as it relates to the Parent Borrower, any Person or group of Persons of which the Parent Borrower is a direct or indirect Subsidiary and (b) as it relates to any Restricted Subsidiary of the Parent Borrower, any Person or group of Persons of which such Restricted Subsidiary is a direct or indirect Subsidiary. “Pari Passu Intercreditor Agreement” means an intercreditor agreement substantially in the form attached hereto as Exhibit P (with such changes thereto that that are reasonably satisfactory to the Administrative Agent and the Parent Borrower), as the same may be amended, restated, supplemented, waived and/or otherwise modified from time to time in accordance with the terms thereof and of this Agreement. “Participant” has the meaning assigned to such term in Section 10.05(c). “Participant Register” has the meaning assigned to such term in Section 10.05(c). “Party” means a party to this Agreement. “Patent” means patents and patent applications, together with all inventions, designs or improvement described or claimed therein, and all reissues, reexaminations, divisions, continuations, renewals, extensions and continuations in part thereof. “Payment” has the meaning assigned to such term in Section 9.06(c). “Payment Notice” has the meaning assigned to such term in Section 9.06(c)(i). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any employee pension benefit plan, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), that is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and that a Loan Party, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates, maintains or contributes to or has an obligation to contribute to, or otherwise has any liability for.

50 “Perfection Certificate” means the Perfection Certificate in the form agreed between the Parent Borrower and the Administrative Agent and delivered on the Closing Date. “Perfection Requirements” means (i) the filing of appropriate financing statements with the office of the Secretary of State or other appropriate office in the state of organization of each Loan Party, (ii) [reserved], (iii) the filing of Intellectual Property Security Agreements or other appropriate assignments or notices with the U.S. Patent and Trademark Office and/or the U.S. Copyright Office, as applicable, (iv) the delivery to the Collateral Agent (or its bailee) of any stock certificate or promissory note to the extent required to be delivered by the applicable Loan Documents and (v) other filings, recordings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Collateral Agent or to enforce the rights of the Collateral Agent, the Administrative Agent and the Secured Parties under the Loan Documents. “Permitted Acquisition” means any acquisition by the Parent Borrower or any of its Restricted Subsidiaries, whether by purchase, merger, amalgamation or otherwise, of all or a substantial portion of the assets of, or any division, line of business, business unit or Product Line (including research and development and related assets in respect of any Product Line, product or facility) of, any Person or of a majority of the outstanding Capital Stock of any Person (and, in any event, including any Investment in (x) any Restricted Subsidiary which serves to increase the Parent Borrower’s or any Restricted Subsidiary’s respective equity ownership in such Restricted Subsidiary or (y) any Joint Venture which serves to increase the Parent Borrower’s or any Restricted Subsidiary’s respective equity ownership in such Joint Venture and, as a result of such Investment, results in such Joint Venture becoming a Restricted Subsidiary); provided that (i) the target Person, assets, business or division in respect of such acquisition is a business permitted under Section 5.16 and (ii) at the applicable time elected by the Parent Borrower in accordance with Section 1.04(e), with respect to such acquisition, (x) no Event of Default shall be continuing and (y) the Parent Borrower shall be in compliance with the Financial Covenants (calculated on a Pro Forma Basis after giving effect to the Permitted Acquisition). “Permitted Bond Hedge Transaction” means any bond hedge or call or capped call option (or similar transaction) on or linked to Capital Stock of the Parent Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of the Parent Borrower) and purchased in connection with the issuance of any Convertible Indebtedness, including as may be amended or replaced from time to time, including through a novation of the counterparty thereto; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received from the sale of such Convertible Indebtedness. “Permitted Equity” means (a) common equity of the Parent Borrower, (b) Qualified Capital Stock of the Parent Borrower and (c) other preferred Capital Stock of the Parent Borrower having terms reasonably acceptable to the Administrative Agent. “Permitted Liens” means Liens permitted pursuant to Section 6.02. “Permitted Payee” means any future, current or former director, officer, member of management, manager, employee, independent contractor or consultant (or any Affiliate or transferee of any of the foregoing) of the Parent Borrower (or any Restricted Subsidiary). “Permitted Reorganization” means any transaction or undertaking, including Investments, in connection with internal reorganizations and or restructurings (including in connection with tax planning and corporate reorganizations), so long as, after giving effect thereto, (a) the Loan Parties shall comply with the Collateral and Guarantee Requirements and Section 5.12 and (b) the security interest of the

51 Secured Parties in the Collateral, taken as a whole, is not materially impaired (including by a material portion of the assets that constitute Collateral immediately prior to such Permitted Reorganization no longer constituting Collateral) as a result of such Permitted Reorganization; provided that the Parent Borrower shall have delivered to the Administrative Agent an officer’s certificate executed by a Responsible Officer of the Parent Borrower certifying as to the best of such officer’s knowledge compliance with the requirements set forth in clauses (a) and (b) above. “Permitted Treasury Arrangements” means Banking Services entered into in the ordinary course of business and any transactions between or among the Parent Borrower and its subsidiaries that are entered into in the ordinary course of business in connection with such Banking Services. “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or similar transaction), on or linked to Capital Stock of the Parent Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of the Parent Borrower), regardless of the issuer or seller thereof, issued substantially concurrently with any purchase of a related Permitted Bond Hedge Transaction, including as may be amended or replaced from time to time, including through a novation of the counterparty thereto. “Person” means any natural person, corporation, exempted company, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or any other entity. “Preferred Capital Stock” means any Capital Stock with preferential rights of payment of dividends or upon liquidation, dissolution or winding up. “Primary Obligor” has the meaning assigned to such term in the definition of “Guarantee”. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). “Pro Forma Basis” or “pro forma effect” means, with respect to any determination of the Total Leverage Ratio, the First Lien Leverage Ratio, the Secured Leverage Ratio, the Interest Coverage Ratio, Consolidated Adjusted EBITDA, Consolidated Net Income or Consolidated Total Assets (including component definitions thereof), that each Subject Transaction shall be deemed to have occurred as of the first day of the applicable Test Period (or, in the case of Consolidated Total Assets (or with respect to any determination pertaining to the balance sheet, including the acquisition of Cash and Cash Equivalents in connection with an acquisition of a Person, business line, unit, division or Product Line), as of the last day of such Test Period) with respect to any test or covenant for which such calculation is being made and that: (a) (i) in the case of (A) any Disposition of all or substantially all of the Capital Stock of any Restricted Subsidiary or any division and/or Product Line of the Parent Borrower or any Restricted Subsidiary or (B) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary, income statement items (whether positive or negative) attributable to the property or Person subject to such Subject Transaction, shall be excluded as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made and (ii) in the case of any Permitted Acquisition, Investment and/or designation of an Unrestricted Subsidiary as a Restricted Subsidiary described in the definition of the term “Subject Transaction”, income statement items (whether positive or

52 negative) attributable to the property or Person subject to such Subject Transaction shall be included as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made; provided that any pro forma adjustment may be applied to any such test or covenant solely to the extent that such adjustment is consistent with, subject to the limitations set forth in and without duplication with respect to the application of, the definition of “Consolidated Adjusted EBITDA”, (b) any Expected Cost Savings as a result of any Cost Saving Initiative shall be calculated on a pro forma basis as though such Expected Cost Savings had been realized on the first day of the applicable Test Period and as if such Expected Cost Savings were realized in full during the entirety of such period; provided that any pro forma adjustment may be applied to any such test or covenant solely to the extent that such adjustment is consistent with, subject to the limitations set forth in and without duplication with respect to the application of, the definition of “Consolidated Adjusted EBITDA”, (c) any retirement or repayment of Indebtedness (other than normal fluctuations in revolving Indebtedness incurred for working capital purposes) shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made, (d) any Indebtedness incurred by the Parent Borrower or any of its Restricted Subsidiaries in connection therewith shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made; provided that (x) if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable Test Period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness at the relevant date of determination (taking into account any interest hedging arrangements applicable to such Indebtedness), (y) interest on any obligation with respect to any Finance Lease shall be deemed to accrue at an interest rate determined by a Responsible Officer of the Parent Borrower in good faith to be the rate of interest implicit in such obligation in accordance with GAAP and (z) interest on any Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate or other rate shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen by the Parent Borrower, and (e) the acquisition of any assets (including Cash and Cash Equivalents) included in calculating Consolidated Total Assets, whether pursuant to any Subject Transaction or any Person becoming a subsidiary or merging, amalgamating or consolidating with or into the Parent Borrower or any of its subsidiaries, or the Disposition of any assets (including Cash and Cash Equivalents) included in calculating Consolidated Total Assets described in the definition of “Subject Transaction” shall be deemed to have occurred as of the last day of the applicable Test Period with respect to any test or covenant for which such calculation is being made. Notwithstanding anything to the contrary set forth in the immediately preceding paragraph, for the avoidance of doubt, when calculating the Total Leverage Ratio for purposes of the definitions of “Applicable Rate” and when calculating the Total Leverage Ratio or Interest Coverage Ratio for purposes of Section 6.15 (other than for the purpose of determining pro forma compliance with Section 6.15 as a condition to taking any action under this Agreement), the events described in the immediately preceding paragraph that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect. “Product Line” means any product line of any Person.

53 “Projections” means the projections of the Parent Borrower and its subsidiaries provided to the Arranger on or about May 22, 2025. “Promissory Note” means a promissory note of a Borrower payable to any Lender or its registered assigns, in substantially the form of Exhibit G hereto, evidencing the aggregate outstanding principal amount of Loans of such Borrower owed to such Lender resulting from the Loans made by such Lender. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Company Costs” means Charges associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and Charges relating to compliance with the provisions of the Securities Act and the Exchange Act (and, in each case, any similar Requirement of Law under any other applicable jurisdiction), as applicable to companies with equity or debt securities held by the public and the rules of national securities exchange companies with listed equity securities and all executive, legal and professional fees and costs related to the foregoing. “Qualified Capital Stock” of any Person means any Capital Stock of such Person that is not Disqualified Capital Stock. “Qualified Receivables Facility” means any Receivables Facility that meets the following conditions: (a) the Parent Borrower shall have determined in good faith that such Receivables Facility (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Parent Borrower and its Restricted Subsidiaries; (b) all sales or contributions (as applicable) of Receivables Facility Assets and related assets by the Parent Borrower or any Restricted Subsidiary to the Receivables Subsidiary or any other Person are made for a price that is no less than fair market value (as determined in good faith by the Parent Borrower); (c) the financing terms, covenants, termination events and other provisions thereof shall be on market terms (as determined in good faith by the Parent Borrower) and may include Standard Securitization Undertakings; and (d) the obligations under such Receivables Facility are non-recourse (except with respect to Standard Securitization Undertakings) to the Parent Borrower or any of its Restricted Subsidiaries (other than a Receivables Subsidiary). “Ratio Interest Expense” means, with respect to any Person for any period, (a) consolidated total cash interest expense of such Person and its Restricted Subsidiaries for such period, (i) including the interest component of any payment under any Finance Lease (regardless of whether accounted for as interest expense under GAAP) and (ii) excluding (A) amortization, accretion or accrual of deferred financing fees, original issue discount, debt issuance costs, discounted liabilities, commissions, fees and expenses, (B) any expense arising from any bridge, commitment, structuring and/or other financing fee (including fees and expenses associated with the Transactions and agency and trustee fees but excluding, with respect to Letters of Credit, any fees of the type described in Section 2.12(b)), (C) any expense resulting from the discounting of Indebtedness in connection with the application of recapitalization accounting or, if applicable, acquisition accounting, (D) fees and expenses associated with any Dispositions, acquisitions, Investments, issuances of Capital Stock or Indebtedness (in each case, whether or not consummated), (E) costs associated with obtaining, or breakage costs in respect of, any Hedge Agreement or any other derivative instrument other than any interest rate Hedge Agreement or interest rate derivative instrument with respect to Indebtedness, (F) penalties and interest relating to Taxes, (G) [reserved], (H) [reserved], (I) any payments with respect to make-whole, prepayment or repayment premiums or other breakage costs of any Indebtedness, (J) any interest expense attributable to the exercise

54 of appraisal rights or other rights of dissenting shareholders and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto in connection with any acquisition or Investment permitted hereunder, (K) any lease, rental or other expense in connection with a Non-Finance Lease Obligation and (L) for the avoidance of doubt, any non-cash interest expense attributable to any movement in the mark to market valuation of any obligation under any Hedge Agreement or any other derivative instrument and/or any payment obligation arising under any Hedge Agreement or derivative instrument other than any interest rate Hedge Agreement or interest rate derivative instrument with respect to Indebtedness minus (b) cash interest income for such period. For purposes of this definition, (x) interest in respect of any Finance Lease shall be deemed to accrue at an interest rate determined by such Person in good faith to be the rate of interest implicit in such Finance Lease in accordance with GAAP and (y) for the avoidance of doubt, unless already included in the calculation of interest expense, interest expense shall be calculated after giving effect to any payments made or received under any Hedge Agreement or any other derivative instrument with respect to Indebtedness. “Real Estate Asset” means, at any time of determination, all right, title and interest of any Loan Party in and to all real property owned by such Loan Party and all real property leased or subleased by such Loan Party (in each case including, but not limited to, land, improvements and fixtures thereon). “Receivables Facility” means any of one or more receivables financing facilities or securitization financing facilities as amended, supplemented, modified, extended, renewed, restated or refunded from time to time, pursuant to which the Parent Borrower or any of the Restricted Subsidiaries sells or grants a security interest in its Receivables Facility Assets to either (a) a Person that is not a Subsidiary or (b) a Receivables Subsidiary that sells or grants a security interest in its Receivables Facility Assets to a Person that is not the Parent Borrower or a Restricted Subsidiary (or by borrowing from such a Person or from another Receivables Subsidiary that in turn funds itself by borrowing from such a Person). “Receivables Facility Asset” means (a) any accounts receivable, fee or royalty receivables, lease receivables, notes receivable or similar instruments, chattel paper, real estate asset, mortgage receivable, revenue stream or other right of payment of any kind (each, a “Payment Right”), (b) any proceeds of any Payment Right, (c) any segregated deposit or securities accounts into which solely the proceeds of Payment Rights or related Receivables Facility Assets are received, (d) all of the interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which gave rise to any Payment Right and all insurance contracts with respect thereto, (e) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of any Payment Right, whether pursuant to the contract related thereto or otherwise, together with all financing statements and security agreements describing any collateral securing any Payment Right, (f) all guaranties, letters of credit, letter-of-credit rights, supporting obligations, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Payment Right, whether pursuant to the contract related thereto or otherwise, (g) all contracts (including service contracts) and agreements associated with any Payment Right, (h) all records related to the foregoing and (i) any Capital Stock of any Receivables Subsidiary and any applicable Receivables Subsidiary’s right, title and interest in, to and under the documentation relating to a Receivables Facility. “Receivables Subsidiary” means any Subsidiary formed for the purpose of facilitating or entering into one or more Receivables Facilities and that engages only in activities reasonably related or incidental thereto, or another Person formed for the purposes of engaging in a Receivables Facility in which the Parent Borrower or any subsidiary makes an Investment and to which the Parent Borrower or any subsidiary transfers Receivables Facility Assets. “Reclassifiable Item” has the meaning assigned to such term in Section 1.03(b).

55 “Reference Time” with respect to any setting of the then-current Benchmark shall mean (1) if such Benchmark is Term SOFR, 5:00 a.m. (Chicago time) on the day that is two (2) Business Days preceding the date of such setting, or (2) if such Benchmark is not Term SOFR, the time determined by the Administrative Agent in its reasonable discretion, otherwise, the time determined by the Administrative Agent in its reasonable discretion in accordance with the terms of this Agreement. “Refinancing Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent and the Parent Borrower executed by (a) the applicable Borrower, and, if applicable, any other Loan Parties, (b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Replacement Term Loans or the Replacement Revolving Facility, as applicable, being incurred pursuant thereto and in accordance with Section 10.02(c). “Refinancing Indebtedness” has the meaning assigned to such term in Section 6.01(p). “Refunding Capital Stock” has the meaning assigned to such term in Section 6.04(a)(viii). “Register” has the meaning assigned to such term in Section 10.05(b). “Regulated Bank” means an Approved Commercial Bank that is (i) a U.S. depository institution the deposits of which are insured by the Federal Deposit Insurance Corporation; (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of 1913; (iii) a branch, agency or commercial lending company of a foreign bank operating pursuant to approval by and under the supervision of the Board under 12 CFR part 211; (iv) a non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause (iii); or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar office thereof supervised by a bank regulatory authority in any jurisdiction. “Regulatory Authority” has the meaning assigned to such term in Section 10.13. “Regulation D” means Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Related Funds” means with respect to any Lender that is an Approved Fund, any other Approved Fund that is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, managers, officers, trustees, employees, partners, agents, advisors and other representatives of such Person and such Person’s Affiliates. “Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment.

56 “Relevant Governmental Body” means with respect to a Benchmark Replacement, the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto. “relevant transaction” has the meaning assigned to such term in Section 1.08(a). “Replaced Revolving Facility” has the meaning assigned to such term in Section 10.02(c). “Replaced Term Loans” has the meaning assigned to such term in Section 10.02(c). “Replacement Debt” means any Refinancing Indebtedness (whether borrowed in the form of secured or unsecured loans, issued in a public offering, Rule 144A under the Securities Act or other private placement or bridge financing in lieu of the foregoing or otherwise) incurred in respect of Indebtedness permitted under Section 6.01(a) (and any subsequent refinancing of such Replacement Debt). “Replacement Revolving Facility” has the meaning assigned to such term in Section 10.02(c). “Replacement Term Loans” has the meaning assigned to such term in Section 10.02(c). “Representatives” has the meaning assigned to such term in Section 10.13. “Required Lenders” means, at any time, Lenders having Additional Term Loans, Revolving Credit Exposure or unused Commitments representing more than 50% of the sum of the total Additional Term Loans, Revolving Credit Exposure and such unused Commitments at such time. “Required Revolving Lenders” means, at any time, Lenders having Revolving Credit Exposure and unused Revolving Credit Commitments representing more than 50% of the sum of the total Revolving Credit Exposure and such unused Revolving Credit Commitments at such time. “Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, provincial, territorial, local or municipal or other foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” of any Person means the chief executive officer, the president, the chief financial officer, the treasurer, any assistant treasurer, any executive vice president, any senior vice president, any vice president, any director or the chief operating officer of such Person and any other individual or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement, and, as to any document delivered on the Closing Date, shall include any secretary or assistant secretary or any other individual or similar official thereof with substantially equivalent responsibilities of a Loan Party and, solely for purposes of notices given pursuant to Article 2, any other officer of the applicable Loan Party so designated by any of the foregoing officers in a written notice to the Administrative Agent (including, for the avoidance of doubt, by electronic means). Any

57 document delivered hereunder that is signed by a Responsible Officer of any Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Responsible Officer Certification” means, with respect to the financial statements for which such certification is required, the certification of a Responsible Officer of the Parent Borrower that such financial statements fairly present, in all material respects, in accordance with GAAP, the consolidated financial condition of the Persons covered by such financial statements as at the dates indicated and their consolidated income and cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments and, in the case of quarterly financial statements, the absence of footnotes. “Restricted Debt” means any Junior Indebtedness or Unsecured Indebtedness, in each case, to the extent the outstanding principal amount thereof is equal to or greater than the greater of $41,200,000 and 20% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period. “Restricted Debt Payments” has the meaning assigned to such term in Section 6.04(b). For the avoidance of doubt, any payments of cash and/or deliveries of Capital Stock of the Parent Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of the Parent Borrower) (and cash in lieu of fractional shares) pursuant to the terms of, or otherwise in performance of the Parent Borrower’s or its applicable Subsidiary’s obligations under, or any repurchase and/or exchange of, any Convertible Indebtedness (including, without limitation, making payments of interest, principal or premium thereon, making payments due upon required repurchase thereof (including any payment of principal upon a “fundamental change” under any Convertible Indebtedness) and/or making payments and deliveries upon conversion or settlement thereof), shall not constitute a “Restricted Debt Payment.” “Restricted Payment” means (a) any dividend or other distribution on account of any shares of any class of the Capital Stock of the Parent Borrower, except a dividend payable solely in shares of Qualified Capital Stock (or in options, warrants or other rights to purchase such Qualified Capital Stock) to the holders of such class, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value of any shares of any class of the Capital Stock of the Parent Borrower and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of the Capital Stock of the Parent Borrower now or hereafter outstanding. The amount of any Restricted Payment (other than Cash) shall be the fair market value, as determined in good faith by the Parent Borrower on the applicable date set forth in Section 1.04(e), of the assets or securities proposed to be transferred or issued by the Parent Borrower pursuant to such Restricted Payment. For the avoidance of doubt none of (x) any payments of cash and/or deliveries of Capital Stock of the Parent Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of the Parent Borrower) (and cash in lieu of fractional shares) pursuant to the terms of, or otherwise in performance of the Parent Borrower’s or its applicable Subsidiary’s obligations under, or any repurchase and/or exchange of, any Convertible Indebtedness (including, without limitation, making payments of interest, principal or premium thereon, making payments due upon required repurchase thereof (including any payment of principal upon a “fundamental change” under any Convertible Indebtedness) and/or making payments and deliveries upon conversion or settlement thereof), (y) the purchase of any Permitted Bond Hedge Transaction or any payment, exercise, early unwind, and/or settlement thereof (whether according to the terms of such Permitted Bond Hedge Transaction or otherwise) or (z) any payments of cash and/or deliveries of Capital Stock of the Parent Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of the Parent Borrower) (and cash in lieu of fractional shares) in connection with any Permitted Warrant Transaction (including in connection with any exercise and/or

58 early unwind or settlement thereof whether according to the terms of such Permitted Warrant Transaction or otherwise) shall constitute a “Restricted Payment.” “Restricted Subsidiary” means, as to any Person, any subsidiary of such Person that is not an Unrestricted Subsidiary. Unless otherwise specified, “Restricted Subsidiary” shall mean any Restricted Subsidiary of the Parent Borrower. “Revolving Credit Commitment” means any Initial Revolving Credit Commitment and any Additional Revolving Credit Commitment. “Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of such Lender’s Initial Revolving Credit Exposure and Additional Revolving Credit Exposure. “Revolving Facility” means the Initial Revolving Facility, any Incremental Revolving Facility, any facility governing any Extended Revolving Credit Commitment or Extended Revolving Loans and any Replacement Revolving Facility. “Revolving Lender” means any Initial Revolving Lender and any Additional Revolving Lender. Unless the context otherwise requires, the term “Revolving Lenders” shall include the Swingline Lender. “Revolving Loans” means any Initial Revolving Loans and any Additional Revolving Loans. “S&P” means S&P Global Ratings. “Sale and Lease-Back Transaction” has the meaning assigned to such term in Section 6.08(b). “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of comprehensive Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Syria, the so-called People’s Republic of Luhansk, the so-called People’s Republic of Donetsk and the Zaporizhzhia and Kherson Regions of Ukraine). “Sanctioned Person” means, at any time, any Person that is the subject of Sanctions, including, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, the United Nations Security Council, the European Union, or His Majesty’s Treasury, (b) any Person located, organized or resident in a Sanctioned Country or (c) any Person owned 50% or more or controlled by any such Person or Persons described in the foregoing clause (a). “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, the United Nations Security Council, the European Union, or His Majesty’s Treasury. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of its functions. “Secured Hedging Counterparty” means each counterparty to the Parent Borrower and/or any Restricted Subsidiary of the Parent Borrower under a Hedge Agreement as described in the definition of “Secured Hedging Obligations” below.

59 “Secured Hedging Obligations” means all Hedging Obligations (other than any Excluded Swap Obligations) under each Hedge Agreement that (a) is in effect on the Closing Date between the Parent Borrower or any Restricted Subsidiary of the Parent Borrower and a counterparty that is the Administrative Agent, a Lender, an Arranger or any Affiliate of the Administrative Agent, a Lender or an Arranger as of the Closing Date or any other Person that is reasonably acceptable to the Administrative Agent or (b) is entered into after the Closing Date between the Parent Borrower or any Restricted Subsidiary of the Parent Borrower and any counterparty that is (or is an Affiliate of) the Administrative Agent, any Lender or the Arranger at the time such Hedge Agreement is entered into or any other Person that is reasonably acceptable to the Administrative Agent, it being understood that each counterparty thereto shall be deemed (A) to appoint the Collateral Agent and the Administrative Agent as its agent under the applicable Loan Documents and (B) to agree to be bound by the provisions of Article 9, Sections 10.03 and 10.10 and each Acceptable Intercreditor Agreement as if it were a Lender. “Secured Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated Secured Debt as of such date to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended or the Test Period otherwise specified where the term “Secured Leverage Ratio” is used in this Agreement, in each case for the Parent Borrower and its Restricted Subsidiaries. “Secured Parties” means (i) the Lenders, the Swingline Lender and each Issuing Bank, (ii) the Administrative Agent and the Collateral Agent, (iii) each counterparty to a Hedge Agreement the obligations under which constitute Secured Hedging Obligations, (iv) each provider of Banking Services the obligations under which constitute Banking Services Obligations, (v) the Agent and the Arranger and (vi) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document. “Securities” means any stock, shares, units, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing; provided that the term “Securities” shall not include any earn-out agreement or obligation or any employee bonus or other incentive compensation plan or agreement. “Securities Act” means the Securities Act of 1933 and the rules and regulations of the SEC promulgated thereunder. “Securitization Repurchase Obligation” means any obligation of a seller (or any guaranty of such obligation) of assets subject to a Receivables Facility to repurchase such assets arising as a result of a breach of a representation, warranty or covenant or otherwise, including, without limitation, as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to such seller. “Shared Incremental Amount” means, as of any date of determination, (a) the greater of $103,000,000 and 50% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period calculated on a Pro Forma Basis minus (b) the aggregate principal amount of all Incremental Facilities and/or Incremental Equivalent Debt originally incurred or issued in reliance on the Shared Incremental Amount outstanding on such date, in each case after giving effect to any reclassification of any such Indebtedness as having been incurred under clause (e) of the definition of “Incremental Cap” hereunder.

60 “Shared Non-Loan Party Investments Cap” means, as of any date of determination, the greater of $103,000,000 and 50% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period calculated on a Pro Forma Basis. “Similar Business” means any Person the majority of the revenues of which are derived from a business that would be permitted by Section 5.16 if the references to “Restricted Subsidiaries” in Section 5.16 were read to refer to such Person. “SOFR” means, with respect to any U.S. Government Securities Business Day, a rate per annum equal to the secured overnight financing rate for such U.S. Government Securities Business Day published by the SOFR Administrator on the website of the SOFR Administrator, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time) on the immediately succeeding U.S. Government Securities Business Day. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SPC” has the meaning assigned to such term in Section 10.05(e). “Specified Event of Default” means an Event of Default pursuant to Section 8.01(a) or, with respect to the Parent Borrower or any other Borrower, Section 8.01(f) or (g). “Specified Person” has the meaning assigned to such term in Section 8.01(f). “Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Parent Borrower or any Subsidiary of the Parent Borrower which the Parent Borrower has determined in good faith to be customary in a non-recourse Receivables Facility, including, without limitation, those relating to the servicing of the assets of a Receivables Subsidiary, it being understood that any Securitization Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking. “Stated Amount” means, with respect to any Letter of Credit, at any time, the maximum amount available to be drawn thereunder, in each case determined (x) as if any future automatic increases in the maximum available amount provided for in any such Letter of Credit had in fact occurred at such time and (y) without regard to whether any conditions to drawing could then be met but after giving effect to all previous drawings made thereunder. “Subject Person” has the meaning assigned to such term in the definition of “Consolidated Net Income”. “Subject Subsidiary” has the meaning assigned to such term in Section 5.10. “Subject Transaction” means, with respect to any Test Period, (a) the Transactions, (b) any Permitted Acquisition or any other acquisition or similar Investment, whether by purchase, merger, amalgamation or otherwise, of all or substantially all of the assets of, or any business line, unit or division of, any Person or any facility, or of a majority of the outstanding Capital Stock of any Person (and in any event including any Investment in (x) any Restricted Subsidiary the effect of which is to increase the Parent Borrower’s or any Restricted Subsidiary’s respective equity ownership in such Restricted Subsidiary or (y) any Joint Venture for the purpose of increasing the Parent Borrower’s or its relevant Restricted Subsidiary’s ownership interest in such Joint Venture), in each case that is permitted by this

61 Agreement, (c) any Disposition of all or substantially all of the assets or Capital Stock of a subsidiary (or any business unit, line of business or division of the Parent Borrower or a Restricted Subsidiary) not prohibited by this Agreement, (d) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary or an Unrestricted Subsidiary as a Restricted Subsidiary in accordance with Section 5.10 hereof, (e) any incurrence or repayment of Indebtedness (other than revolving Indebtedness), (f) any Cost Saving Initiative and/or (g) any other event that by the terms of the Loan Documents requires pro forma compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a pro forma basis. “Subsidiary” or “subsidiary” means, with respect to any Person, any corporation, exempted company, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of stock, shares or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of such Person or a combination thereof; provided that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interests in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. Unless otherwise specified, “subsidiary” shall mean any subsidiary of the Parent Borrower. “Subsidiary Guarantor” means (x) on the Closing Date, each subsidiary of the Parent Borrower listed on Schedule 1.01(f) as of the Closing Date and (y) thereafter, each subsidiary of the Parent Borrower that becomes a guarantor of the Obligations pursuant to the terms of this Agreement, in each case, until such time as the relevant subsidiary is released from its obligations under the Loan Guarantee in accordance with the terms and provisions hereof. Notwithstanding the foregoing, the Parent Borrower may from time to time, upon notice to the Administrative Agent, elect to cause any subsidiary that would otherwise be an Excluded Subsidiary to become a Subsidiary Guarantor hereunder (but shall have no obligation to do so), subject to the satisfaction of guarantee and collateral requirements consistent with the Collateral and Guarantee Requirements or otherwise reasonably acceptable to the Parent Borrower and the Administrative Agent (which shall include, in the case of a Foreign Subsidiary, guarantee and collateral requirements customary under local law, including customary local limitations). For the avoidance of doubt, in no event shall an Excluded Subsidiary be a Subsidiary Guarantor unless the Parent Borrower makes such an election with respect to the Excluded Subsidiary. “Successor Borrower” has the meaning assigned to such term in Section 6.07(a)(i)(B). “Swap Obligations” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swingline Exposure” means, at any time, the aggregate principal amount of Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time shall be equal to its Applicable Percentage of the aggregate Swingline Exposure at such time. “Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as lender of Swingline Loans hereunder and acting through any of its Affiliates as it deems appropriate, or any successor lender of Swingline Loans hereunder. “Swingline Loan” means any Loan made pursuant to Section 2.04.

62 “Taxes” means any and all present and future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax and penalties applicable thereto. “Term Facility” means any Additional Term Loans provided to or for the benefit of a Borrower pursuant to the terms of this Agreement. “Term Lender” means a Lender with an Additional Term Loan Commitment or an outstanding Additional Term Loan. “Term SOFR” means, (a) for any calculation with respect to a Term SOFR Loan denominated in Dollars, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator plus 0.10%; provided, however, that if as of 5:00 a.m. (Chicago time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to an ABR Loan denominated in Dollars on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator plus 0.10%; provided, however, that if as of 5:00 a.m. (Chicago time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such ABR Term SOFR Determination Day. provided that solely with respect to the Initial Revolving Loans, if any such rate determined pursuant to the preceding clauses (i) or (ii) is less than zero, the Term SOFR will be deemed to be zero. “Term SOFR Administrator” means the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. “Termination Date” has the meaning assigned to such term in the lead-in to Article 5. “Test Period” means, as of any date, the period of four consecutive Fiscal Quarters then most recently ended for which financial statements under Section 5.01(a) or Section 5.01(b), as applicable,

63 have been delivered (or are required to have been delivered); it being understood and agreed that prior to the first delivery (or required delivery) of financial statements under Section 5.01(a) or Section 5.01(b), “Test Period” means the period of four consecutive Fiscal Quarters ended March 31, 2025. “Threshold Amount” means the greater of $30,900,000 and 15% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period. “Total Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated Total Debt outstanding as of such date to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended or the Test Period otherwise specified where the term “Total Leverage Ratio” is used in this Agreement in each case for the Parent Borrower and its Restricted Subsidiaries. “Total Revolving Credit Commitment” means, at any time, the aggregate amount of the Revolving Credit Commitments as in effect at such time. The Total Revolving Credit Commitment as of the Closing Date is $200,000,000. “Trademark” means all trademarks, service marks, trade names, trade dress and logos, registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing, and all renewals of the foregoing. “Transaction Costs” means fees, premiums, expenses and other transaction costs (including original issue discount or upfront fees) payable or otherwise borne by the Parent Borrower and/or its subsidiaries in connection with the Transactions and the transactions contemplated thereby. “Transactions” means, collectively, (a) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the Borrowing of Loans hereunder and (b) the payment of the Transaction Costs. “Treasury Capital Stock” has the meaning assigned to such term in Section 6.04(a)(viii). “Treasury Regulations” means the U.S. federal income tax regulations promulgated under the Code. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Term SOFR or the Alternate Base Rate. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the creation or perfection of security interests. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

64 “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unrestricted Cash Amount” means, as to any Person on any date of determination, the amount of Cash and Cash Equivalents of such Person and its Restricted Subsidiaries in an aggregate amount in excess of $75,000,000 which Cash and Cash Equivalents (a) are (or would be) included on the balance sheet of such Person as of such day and which are not identified on the balance sheet of such Person as “restricted”, as determined in accordance with GAAP or (b) are pledged in favor of the Lenders (including Cash and Cash Equivalents that are pledged in favor of the Lenders which also secures other Indebtedness permitted hereunder that is permitted to be secured by a Lien on Collateral). “Unrestricted Subsidiary” means, any subsidiary of the Parent Borrower (other than a Borrower) designated by the Parent Borrower as an Unrestricted Subsidiary on the Closing Date and listed on Schedule 5.10 hereto or after the Closing Date pursuant to Section 5.10. “Unsecured Indebtedness” means any Indebtedness for borrowed money of the Parent Borrower or any of its Restricted Subsidiaries that is a Loan Party (other than Indebtedness among the Parent Borrower and/or its subsidiaries) that is unsecured. “Unused Revolving Credit Commitment” of any Lender, at any time, means the remainder of the Revolving Credit Commitment of such Lender at such time, if any, less the sum of (a) the aggregate Outstanding Amount of Revolving Loans made by such Lender, (b) such Lender’s LC Exposure at such time and (c) except for purposes of Section 2.12(a), such Lender’s Applicable Percentage of the aggregate Outstanding Amount of Swingline Loans. “Upfront Fee Letter” means the Fee Letter, dated as of the Closing date, by and among, inter alios, the Parent Borrower and the Administrative Agent. “U.S.” or “United States” means the United States of America. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Subsidiary” means any Subsidiary incorporated or organized under the laws of the U.S., any state thereof or the District of Columbia. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(iii)(B)(3). “USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)). “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payments of

65 principal, including payment at final maturity, in respect thereof by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness; provided that the effect of (x) any prepayment made in respect of such Indebtedness, including any conversion or exchange of Convertible Indebtedness, any repurchase of Convertible Indebtedness upon a “fundamental change” or otherwise, or any redemption of Convertible Indebtedness at the option of the Parent Borrower or its applicable Subsidiary, as the case may be, shall be disregarded in making such calculation and (y) any “AHYDO catch-up” payment that may be required to be made in respect of such Indebtedness shall be disregarded in making such calculation. “Wholly-Owned Subsidiary” of any Person means a subsidiary of such Person 100% of the Capital Stock of which (other than directors’ qualifying shares or shares required by Requirements of Law to be owned by a resident of the relevant jurisdiction) are owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Term SOFR Loan”) or by Class and Type (e.g., a “Term SOFR Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Term SOFR Borrowing”) or by Class and Type (e.g., a “Term SOFR Revolving Borrowing”). Section 1.03. Terms Generally. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The words “ordinary course of business” or “ordinary course” shall, with respect to any Person, be deemed to refer to items or actions that are consistent with practice in or norms of the industry in which such Person operates or such Person’s past practice (in each case, as determined by the Parent Borrower in good faith). Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein or in any Loan Document (including any Loan Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified or extended, replaced or refinanced (subject to any restrictions or qualifications on such amendments, restatements, amendment and restatements, supplements or modifications or extensions, replacements or refinancings set forth herein), (ii) any reference to any Requirement of Law in any Loan Document shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing, superseding or interpreting such Requirement of Law, (iii) any reference herein or in any Loan Document to any Person shall be construed to include such Person’s successors and permitted

66 assigns, (iv) the words “herein,” “hereof” and “hereunder,” and words of similar import, when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision hereof, (v) all references herein or in any Loan Document to Articles, Sections, clauses, paragraphs, Exhibits and Schedules shall be construed to refer to Articles, Sections, clauses and paragraphs of, and Exhibits and Schedules to, such Loan Document, (vi) in the computation of periods of time in any Loan Document from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” mean “to but excluding” and the word “through” means “to and including”, (vii) the words “asset” and “property”, when used in any Loan Document, shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including Cash, securities, accounts and contract rights, (viii) the words “permitted” shall be construed to also refer to actions or undertakings that are “not prohibited”, (ix) any reference to the end date for any fiscal quarter, Fiscal Quarter, fiscal year or Fiscal Year shall mean the date on or around such specified date on which the applicable period actually ends (as determined by the Parent Borrower in good faith) and (x) the fair market value of any asset or property shall be determined by the Parent Borrower in good faith. (b) For purposes of determining compliance at any time with Sections 6.01, 6.02, 6.04, 6.06 and 6.07, in the event that any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Investment or Disposition or portion thereof, as applicable, at any time meets the criteria of more than one of the categories of transactions or items permitted pursuant to any clause of such Sections 6.01 (other than Section 6.01(a) (in the case of Indebtedness incurred on the Closing Date)), 6.02 (other than Sections 6.02(a) and (t)), 6.04, 6.06 and/or 6.07 (each of the foregoing, a “Reclassifiable Item”), the Parent Borrower, in its sole discretion, may, from time to time, divide, classify or reclassify such Reclassifiable Item (or portion thereof) under one or more clauses of each such Section and will only be required to include such Reclassifiable Item (or portion thereof) in any one category; provided that, upon delivery of any financial statements pursuant to Section 5.01(a) or (b) following the initial incurrence or making of any such Reclassifiable Item, if such Reclassifiable Item could, based on such financial statements, have been incurred or made in reliance on Section 6.01(z) (in the case of Indebtedness and Liens) or any “ratio- based” basket or exception (in the case of all other Reclassifiable Items), such Reclassifiable Item shall automatically be reclassified as having been incurred or made under the applicable provisions of Section 6.01(z) or such “ratio-based” basket or exception, as applicable (in each case, subject to any other applicable provision of Section 6.01(z) or such “ratio-based” basket or exception, as applicable). It is understood and agreed that any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Investment, Disposition and/or Affiliate transaction need not be permitted solely by reference to one category of permitted Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Investment, Disposition and/or Affiliate transaction under Sections 6.01, 6.02, 6.04, 6.06, 6.07 or 6.09, respectively, but may instead be permitted in part under any combination thereof or under any other available exception. Section 1.04. Accounting Terms; GAAP. (a) (i) All financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP as in effect from time to time and, except as otherwise expressly provided herein, all terms of an accounting or financial nature that are used in calculating the Total Leverage Ratio, the First Lien Leverage Ratio, the Secured Leverage Ratio, the Interest Coverage Ratio, Consolidated Adjusted EBITDA, Consolidated Net Income or Consolidated Total Assets shall be construed and interpreted in accordance with GAAP, as in effect from time to time; provided that (A) if any change to GAAP or in the application thereof or any change as a result of the adoption or modification of accounting policies (including the conversion to GAAP as described below) is implemented or takes effect after the date of delivery of the financial statements described in Section 3.04(a) and/or there is any change in the functional currency reflected in the financial statements or (B) if

67 the Parent Borrower elects or the Parent Borrower is required to report under IFRS, the Parent Borrower or the Required Lenders may request to amend the relevant affected provisions hereof (whether or not the request for such amendment is delivered before or after the relevant change or election) to eliminate the effect of such change or election, as the case may be, on the operation of such provisions and (x) the Parent Borrower and the Administrative Agent shall negotiate in good faith to enter into an amendment of the relevant affected provisions (it being understood that no amendment or similar fee shall be payable to the Administrative Agent or any Lender in connection therewith) to preserve the original intent thereof in light of the applicable change or election, as the case may be and (y) the relevant affected provisions shall be interpreted on the basis of GAAP and the currency, in each case, as in effect and applied immediately prior to the applicable change or election, as the case may be, until the request for amendment has been withdrawn by the Parent Borrower or the Required Lenders, as applicable, or this Agreement has been amended as contemplated hereby. (ii) All terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification, International Accounting Standard or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Parent Borrower or any subsidiary at “fair value,” as defined therein, (ii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification, International Accounting Standard or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof and (iii) the application of Accounting Standards Codification 480, 815, 805 and 718 (to the extent these pronouncements under Accounting Standards Codification 718 result in recording an equity award as a liability on the consolidated balance sheet of the Parent Borrower and its Restricted Subsidiaries in the circumstance where, but for the application of the pronouncements, such award would have been classified as equity) (or any other Accounting Standards Codification, International Accounting Standard or Financial Accounting Standard having a similar result or effect). If the Parent Borrower notifies the Administrative Agent that the Parent Borrower is required to report under IFRS or has elected to do so through an early adoption policy, “GAAP” shall mean international financial reporting standards pursuant to IFRS (provided thereafter, the Parent Borrower cannot elect to report under GAAP); provided, that any calculation or determination in this Agreement that requires the application of GAAP for periods that include fiscal quarters or halves ended prior to the application of IFRS will remain as previously calculated or determined in accordance with GAAP. (b) Notwithstanding anything to the contrary herein, but subject to Sections 1.04(d), (e) and (g), all financial ratios and tests (including the Total Leverage Ratio, the First Lien Leverage Ratio, the Secured Leverage Ratio, the Interest Coverage Ratio and the amount of Consolidated Total Assets, Consolidated Net Income and Consolidated Adjusted EBITDA) contained in this Agreement that are calculated with respect to any Test Period during which any Subject Transaction occurs shall be calculated with respect to such Test Period and such Subject Transaction on a Pro Forma Basis. Further, if since the beginning of any such Test Period and on or prior to the date of any required calculation of any financial ratio, test or amount (x) any Subject Transaction has occurred or (y) any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Parent Borrower or any of its Restricted Subsidiaries since the beginning of such Test Period has consummated any Subject Transaction, then, in each case, any applicable financial ratio, test or amount shall be calculated on a Pro Forma Basis for such Test Period as if such Subject Transaction had occurred

68 at the beginning of the applicable Test Period (or, in the case of Consolidated Total Assets (or with respect to any determination pertaining to the balance sheet, including the acquisition of Cash and Cash Equivalents), as of the last day of such Test Period), it being understood, for the avoidance of doubt, that solely for purposes of calculating (x) quarterly compliance with Section 6.15, and (y) the Total Leverage Ratio for purposes of the definition of “Applicable Rate”, the date of the required calculation shall be the last day of the Test Period, and no Subject Transaction occurring thereafter shall be taken into account. (c) Notwithstanding anything to the contrary contained in paragraph (a) above or in the definition of “Finance Lease”, unless the Parent Borrower elects otherwise, all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board (IASB) on February 25, 2016 of an Accounting Standards Update (the “ASU”), shall continue to be accounted for as operating leases (and not be treated as financing or capital lease obligations or Indebtedness) for purposes of all financial definitions, calculations and deliverables under this Agreement or any other Loan Document (including the calculation of Consolidated Net Income and Consolidated Adjusted EBITDA) (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU or any other change in accounting treatment or otherwise (on a prospective or retroactive basis or otherwise) to be treated as or to be recharacterized as financing or capital lease obligations or otherwise accounted for as liabilities in financial statements. (d) For purposes of determining the permissibility of any action, change, transaction or event that requires a calculation of any financial ratio or financial test (including Section 6.15 hereof, any First Lien Leverage Ratio test, any Secured Leverage Ratio test, any Total Leverage Ratio test and/or any Interest Coverage Ratio test) and/or the amount of Consolidated Adjusted EBITDA, Consolidated Net Income or Consolidated Total Assets, such financial ratio, financial test or amount shall, subject to clause (e) below, be calculated at the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio, financial test or amount occurring after the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be. (e) Notwithstanding anything to the contrary herein (including in connection with any calculation made on a Pro Forma Basis), to the extent that the terms of this Agreement require (i) compliance with any financial ratio or financial test (including, without limitation, any pro forma compliance requirement with respect to Section 6.15 hereof, any First Lien Leverage Ratio incurrence test, any Secured Leverage Ratio incurrence test and any Total Leverage Ratio incurrence test) and/or any cap expressed as a percentage of Consolidated Total Assets, Consolidated Net Income or Consolidated Adjusted EBITDA, (ii) except in the case of the Initial Revolving Facility, accuracy of any representation or warranty and/or the absence of a Default or Event of Default (or any type of default or event of default) or (iii) compliance with any basket or other condition, as a condition to (A) the consummation of any Permitted Acquisition or other Investment permitted hereunder, (B) the making of any Restricted Payment and/or (C) the making of any Restricted Debt Payment, the determination of whether the relevant condition is satisfied may be made, at the election of the Parent Borrower, (1) in the case of any Permitted Acquisition or other Investment permitted hereunder, any Disposition, any incurrence of Indebtedness or any transaction relating thereto, at the time of (or on the basis of the financial statements for the most recently ended Test Period at the time of) either (x) the execution of the definitive agreement with respect to such acquisition, consolidation, business combination, other Investment or Disposition (or, solely in connection with an acquisition, consolidation or business combination to which the United Kingdom City Code on Takeovers and Mergers applies, the date on which a “Rule 2.7 Announcement” of a firm intention to make an offer is made) or the establishment of a commitment with respect to such Indebtedness or (y) the consummation of such Permitted Acquisition or other Investment permitted

69 hereunder, (2) in the case of any Restricted Payment, at the time of (or on the basis of the financial statements for the most recently ended Test Period at the time of) (x) the declaration of such Restricted Payment or (y) the making of such Restricted Payment and (3) in the case of any Restricted Debt Payment, at the time of (or on the basis of the financial statements for the most recently ended Test Period at the time of) (x) delivery of any required notice of redemption or prepayment with respect to such Restricted Debt Payment or (y) the making of such Restricted Debt Payment, in each case, after giving effect on a Pro Forma Basis to the relevant Permitted Acquisition or other Investment permitted hereunder, Restricted Payment and/or Restricted Debt Payment (including the intended use of proceeds of any Indebtedness to be incurred in connection therewith), and no Default or Event of Default shall be deemed to have occurred solely as a result of an adverse change in such ratio, test or condition occurring after the time such election is made (but any subsequent improvement in the applicable ratio, test or amount may be utilized by the Parent Borrower or any Restricted Subsidiary). If the Parent Borrower shall have elected to test the permissibility of any transaction as provided above prior to the consummation of such transaction, then prior to the completion of such transaction (or the abandonment of such transaction), all future incurrence tests shall be made on a pro forma basis for such transaction and all related transactions. For the avoidance of doubt, if the Parent Borrower shall have elected the option set forth in clause (x) of any of the preceding clauses (1), (2) or (3) in respect of any transaction, then the Parent Borrower or its applicable Restricted Subsidiary shall be permitted to consummate such transaction even if any applicable test or condition shall cease to be satisfied subsequent to the Parent Borrower’s election of such option. The provisions of this paragraph (e) shall also apply in respect of the incurrence of any Incremental Facility. (f) [Reserved]. (g) Notwithstanding anything to the contrary herein, unless the Parent Borrower otherwise notifies the Administrative Agent, with respect to any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement (other than a non-concurrent borrowing under the Revolving Facility) that does not require compliance with a financial ratio or financial test (including Section 6.15 hereof, any First Lien Leverage Ratio test, any Secured Leverage Ratio test, any Total Leverage Ratio test and/or any Interest Coverage Ratio test) (any such amount, including any concurrent drawing under the Revolving Facility, and any cap expressed as a percentage of Consolidated Total Assets, Consolidated Net Income or Consolidated Adjusted EBITDA, a “Fixed Amount”) substantially concurrently with any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with a financial ratio or financial test (including Section 6.15 hereof, any First Lien Leverage Ratio test, any Secured Leverage Ratio test, any Total Leverage Ratio test and/or any Interest Coverage Ratio test) (any such amount, an “Incurrence-Based Amount”), it is understood and agreed that (i) the incurrence of the Incurrence-Based Amount shall be calculated first without giving effect to any Fixed Amount but giving full pro forma effect to the use of proceeds of such Fixed Amount and the related transactions and (ii) the incurrence of the Fixed Amount shall be calculated thereafter. Unless it elects otherwise, the Parent Borrower shall be deemed to have used amounts under an Incurrence-Based Amount then available to the Parent Borrower prior to utilization of any amount under a Fixed Amount then available to the Parent Borrower. In calculating any Incurrence-Based Amount, any amounts concurrently-incurred under the Revolving Facility shall not be given effect. (h) The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Parent Borrower dated such date prepared in accordance with GAAP. (i) Any increase in any amount of Indebtedness or any increase in any amount secured by any Lien by virtue of the accrual of interest, the accretion of accreted value, the payment of interest or a

70 dividend in the form of additional Indebtedness, amortization of original issue discount and/or any increase in the amount of Indebtedness outstanding solely as a result of any fluctuation in the exchange rate of any applicable currency shall be deemed to be permitted Indebtedness for purposes of Section 6.01 and will be deemed not to be the granting of a Lien for purposes of Section 6.02. (j) For purposes of determining compliance with Section 6.01 or Section 6.02, if any Indebtedness or Lien is incurred in reliance on a basket measured by reference to a percentage of Consolidated Adjusted EBITDA, and any refinancing or replacement thereof would cause the percentage of Consolidated Adjusted EBITDA to be exceeded if calculated based on the Consolidated Adjusted EBITDA on the date of such refinancing or replacement, such percentage of Consolidated Adjusted EBITDA will be deemed not to be exceeded so long as the principal amount of such refinancing or replacement Indebtedness or other obligation does not exceed an amount sufficient to repay the principal amount of such Indebtedness or other obligation being refinanced or replaced, except by an amount equal to (x) unpaid accrued interest, penalties and premiums (including tender, prepayment or repayment premiums) thereon plus underwriting discounts and other customary fees, commissions and expenses (including upfront fees, original issue discount or initial yield payment) incurred in connection with such refinancing or replacement, (y) any existing commitments unutilized thereunder and (z) additional amounts permitted to be incurred under Section 6.01 (subject to utilization of such amounts). (k) Any financial ratios required to be maintained by the Parent Borrower or any of its Subsidiaries pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). Section 1.05. Representations and Warranties. Each of the representations and warranties contained in this Agreement (and all corresponding definitions) is made after giving effect to the Transactions, unless the context otherwise requires. Notwithstanding anything herein or in any other Loan Document to the contrary, no officer, director or other representative of the Parent Borrower or any Subsidiary shall have any personal liability in connection with any representation, warranty or other certification in, or made pursuant to, this Agreement or any other Loan Document. Section 1.06. Timing of Payment and Performance. When payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Section 1.07. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable). Section 1.08. Currency Equivalents Generally. (a) Notwithstanding anything to the contrary in clause (b) below, for purposes of any determination under Article 5 or Article 6 (other than Section 6.15 and the calculation of compliance with any financial ratio for purposes of taking any action hereunder) with respect to the amount of any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Investment, Disposition, Sale and Lease-Back Transaction, affiliate transaction or other transaction, event or circumstance, or any determination under any other provision of this Agreement (any of the foregoing, a “relevant transaction”), in a currency other than Dollars, (i) the Dollar equivalent amount of a relevant transaction

71 in a currency other than Dollars shall be calculated based on the rate of exchange quoted by the Bloomberg Foreign Exchange Rates & World Currencies Page (or any successor page thereto, or in the event such rate does not appear on any Bloomberg Page, by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Parent Borrower) for such foreign currency, as in effect at 11:00 a.m. (London time) on the date of such relevant transaction (which, in the case of any Restricted Payment, Restricted Debt Payment, Investment, Disposition or incurrence of Indebtedness, shall be determined as set forth in Section 1.04(e)); provided, that, if any Indebtedness is incurred (and, if applicable, associated Lien granted) to refinance or replace other Indebtedness denominated in a currency other than Dollars, and the relevant refinancing or replacement would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing or replacement, such Dollar- denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing or replacement Indebtedness (and, if applicable, associated Lien granted) does not exceed an amount sufficient to repay the principal amount of such Indebtedness being refinanced or replaced, except by an amount equal to (x) unpaid accrued interest, penalties and premiums (including tender premiums) thereon plus underwriting discounts and other customary fees, commissions and expenses (including upfront fees, original issue discount or initial yield payment) incurred in connection with such refinancing or replacement, (y) any existing commitments unutilized thereunder and (z) additional amounts permitted to be incurred under Section 6.01, and (ii) for the avoidance of doubt, no Default or Event of Default shall be deemed to have occurred solely as a result of a change in the rate of currency exchange occurring after the time of any relevant transaction so long as such relevant transaction was permitted at the time incurred, made, acquired, committed, entered or declared as set forth in clause (i). For purposes of Section 6.15 and the calculation of compliance with any financial ratio for purposes of taking any action hereunder (including for purposes of calculating availability under the Incremental Cap) on any relevant date of determination, amounts denominated in currencies other than Dollars shall be translated into Dollars at the applicable currency exchange rate used in preparing the financial statements delivered pursuant to Sections 5.01(a) or (b) (or, prior to the first such delivery, the financial statements referred to in Section 3.04), as applicable, for the relevant Test Period. Notwithstanding the foregoing or anything to the contrary herein, to the extent that the Parent Borrower would not be in compliance with Section 6.15, if any Indebtedness denominated in a currency other than Dollars were to be translated into Dollars on the basis of the applicable currency exchange rate used in preparing the financial statements delivered pursuant to Section 5.01(a) or (b), as applicable, for the relevant Test Period, but would be in compliance with Section 6.15 if such Indebtedness that is denominated in a currency other than in Dollars were instead translated into Dollars on the basis of the average relevant currency exchange rates over such Test Period (taking into account the currency translation effects, determined in accordance with GAAP, of any Hedge Agreement permitted hereunder in respect of currency exchange risks with respect to the applicable currency in effect on the date of determination for the Dollar equivalent amount of such Indebtedness), then, solely for purposes of compliance with Section 6.15, the Total Leverage Ratio and/or Interest Coverage Ratio as of the last day of such Test Period shall be calculated on the basis of such average relevant currency exchange rates. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify with the Parent Borrower’s consent to appropriately reflect a change in currency of any country and any relevant market convention or practice relating to such change in currency. Section 1.09. Cashless Rollovers. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, to the extent that any Lender extends the maturity date of, or replaces, renews or refinances, any of its then-existing Loans with Incremental Loans, Replacement Term Loans, Loans in connection with any Replacement Revolving Facility, Extended Revolving Loans or loans incurred under a new credit facility, in each case, to the extent such extension, replacement, renewal

72 or refinancing is effected by means of a “cashless roll” by such Lender, such extension, replacement, renewal or refinancing shall be deemed to comply with any requirement hereunder or any other Loan Document that such payment be made “in Dollars”, “in immediately available funds”, “in Cash” or any other similar requirement. Section 1.10. Alternate Currencies. (a) The Borrower may from time to time request that Term SOFR Revolving Loans be made to the Borrower and/or Letters of Credit be issued to the Borrower in a currency other than Dollars or a then available Alternate Currency; provided that such requested currency is a lawful currency (other than Dollars or a then available Alternate Currency) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Term SOFR Revolving Loans, such request shall be subject to the approval of the Administrative Agent and the Revolving Lenders of the applicable Class that will provide such Loans, and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the applicable Issuing Banks, in each case as set forth in Section 10.02(b)(ii)(E). (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., ten Business Days prior to the requested date of the making of such Revolving Loan or issuance of such Letter of Credit (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the applicable Issuing Banks, in its or their sole discretion). In the case of any such request pertaining to Term SOFR Revolving Loans, the Administrative Agent shall promptly notify each Revolving Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the applicable Issuing Bank thereof. Each applicable Revolving Lender (in the case of any such request pertaining to Revolving Loans) or each applicable Issuing Bank (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., five Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Term SOFR Revolving Loans or the issuance of Letters of Credit, as the case may be, in such requested currency. (c) Any failure by a Revolving Lender or Issuing Bank, as the case may be, to respond to such request within the time period specified in the preceding paragraph shall be deemed to be a refusal by such Revolving Lender or Issuing Bank, as the case may be, to permit Term SOFR Revolving Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the applicable Revolving Lenders consent to making Revolving Loans or issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Parent Borrower, and such currency shall thereupon be deemed for all purposes to be an Alternate Currency hereunder for purposes of any Borrowing of Revolving Loans or issuance of Letters of Credit in such currency, as applicable, in which case the Parent Borrower and the Revolving Lenders shall be permitted (but not required) to amend this Agreement and the other Loan Documents as necessary to accommodate such Borrowings and/or Letters of Credit (as applicable), in accordance with Section 10.02(c)(ii)(E). If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.10, the Administrative Agent shall promptly so notify the Parent Borrower. Except to the extent otherwise expressly provided, to the extent that Term SOFR and/or the Alternate Base Rate is not applicable to or available with respect to any Revolving Loan denominated in any Alternate Currency, the components of the interest rate applicable to such Revolving Loan shall be separately agreed by the Parent Borrower and the Administrative Agent. Section 1.11. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such

73 Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. Section 1.12. Additional Borrowers; Parent Borrower as Representative. (a) From time to time on or after the Closing Date, and with 10 Business Days’ notice to the Administrative Agent (or such shorter period as the Administrative Agent may agree), subject to (i) completion of customary “know your customer” procedures and delivery of related information reasonably requested by the Administrative Agent (including, if such Additional Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certificate as to such Additional Borrower), (ii) the delivery of customary joinder and related deliverables, including without limitation corporate ancillary and legal opinions, in each case, as the Administrative Agent may reasonably request, the Parent Borrower may designate any Restricted Subsidiary as an additional Borrower (each such person, an “Additional Borrower”) hereunder in respect of any specified Class or Classes of Obligations; provided that (x) the Additional Borrower shall be an entity organized or existing under the law of the U.S., any state thereof or the District of Columbia, (y) such Additional Borrower is approved by the Administrative Agent and each affected Lender (it being understood that an Additional Borrower may be designated as such pursuant to the terms of any Incremental Facility Amendment, Refinancing Amendment or Extension Amendment) and (z) such Additional Borrower is required to become a Guarantor. Upon satisfaction of such requirements, the Additional Borrower shall be a “Borrower” hereunder and will have the right to request Additional Term Loans, Revolving Loans or Letters of Credit, as the case may be, in each case of the applicable Class, in accordance with Article 2 hereof until the earlier to occur of the applicable Maturity Date or the date on which such Additional Borrower resigns as an Additional Borrower in accordance with clause (b) below. (b) An Additional Borrower may elect to resign as an Additional Borrower; provided that: (i) no Default or Event of Default is continuing or would result from the resignation of such Additional Borrower, (ii) such resigning Additional Borrower has delivered to the Administrative Agent a written notice of resignation, (iii) all outstanding Revolving Loans, together with all accrued and unpaid interest, unpaid fees and other unpaid amounts with respect to such Revolving Loans, extended to it hereunder as a Borrower (in each case, solely if any) shall be deemed to be assigned to the Parent Borrower, and the Parent Borrower shall be deemed to have assumed such unpaid Revolving Loans, and unpaid interest, unpaid fees and other unpaid amounts with respect to such Revolving Loans (in each case, if any), as its primary obligations as Borrower and (iv) its obligations in its capacity as Guarantor (if required to become a Guarantor) continue to be legal, valid, binding and enforceable and in full force and effect. Upon satisfaction of the requirements in sub-clauses (i), (ii), (iii) and (iv) of this clause (b), the relevant Additional Borrower shall cease to be an Additional Borrower and a Borrower. (c) Each Borrower from time to time hereby designates the Parent Borrower as its agent and representative. The Parent Borrower shall act as the agent and/or representative of any Borrower for the purposes of (i) delivering Borrowing Requests, continuation or conversion notices and other notices pursuant to Article 2 hereof (and for the purpose of giving instructions with respect to the disbursement of the proceeds of any Loans or the issuance of any Letters of Credit), (ii) delivering and receiving all other notices, consents, certificates and similar instruments contemplated hereunder or under any of the other Loan Documents and (iii) taking all other actions (including in respect of compliance with covenants and certifications) on behalf of any Borrower under any Loan Document. The Parent Borrower hereby accepts such appointment.

74 ARTICLE 2 THE CREDITS Section 2.01. Commitments. (a) Subject to the terms and conditions set forth herein, each Revolving Lender severally, and not jointly, agrees to make Initial Revolving Loans in Dollars consisting of ABR Loans and/or Term SOFR Loans to the Borrower at any time and from time to time on and after the Closing Date, and until the earlier of the Initial Revolving Credit Maturity Date and the termination of the Initial Revolving Credit Commitment of such Initial Revolving Lender in accordance with the terms hereof; provided that, after giving effect to any Borrowing of Initial Revolving Loans, (x) the Outstanding Amount of such Initial Revolving Lender’s Initial Revolving Credit Exposure shall not exceed such Initial Revolving Lender’s Initial Revolving Credit Commitment and (y) the aggregate Initial Revolving Credit Exposure of all Initial Revolving Lenders shall not exceed the aggregate Initial Revolving Credit Commitment of all Initial Revolving Lenders. Within the foregoing limits and subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, pay or prepay and re-borrow Revolving Loans. (b) Subject to the terms and conditions of this Agreement and any applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment, each Lender with an Additional Commitment of a given Class, severally and not jointly, agrees to make Additional Loans of such Class to the Borrower, which Loans shall not exceed for any such Lender at the time of any incurrence thereof the Additional Commitment of such Class of such Lender as set forth in the applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment. Section 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. Each Swingline Loan shall be made in accordance with the procedures set forth in Section 2.04. (b) Subject to Section 2.01 and Section 2.14, each Borrowing denominated in Dollars shall be comprised entirely of ABR Loans or Term SOFR Loans as the Borrower may request in accordance herewith; provided that each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (i) any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement, (ii) such Term SOFR Loan shall be deemed to have been made and held by such Lender, and the obligation of the Borrower to repay such Term SOFR Loan shall nevertheless be to such Lender for the account of such domestic or foreign branch or Affiliate of such Lender and (iii) in exercising such option, such Lender shall use reasonable efforts to minimize increased costs to the Borrower resulting therefrom (which obligation of such Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it otherwise determines would be disadvantageous to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Section 2.15 shall apply); provided, further, that any such domestic or foreign branch or Affiliate of such Lender shall not be entitled to any greater indemnification under Section 2.17 with respect to such Term SOFR Loan than that to which the applicable Lender was entitled on the date on which such Loan was made (except in connection with any indemnification entitlement arising as a result of a Change in Law after the date on which such Loan was made). Each Lender may, at its option, make any Loan available to the Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make

75 such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Term SOFR Borrowing, such Borrowing shall comprise an aggregate principal amount that is an integral multiple of $100,000 and not less than $500,000. Each ABR Borrowing when made shall be in a minimum principal amount of $100,000; provided that an ABR Borrowing may be made in a lesser aggregate amount that is (x) equal to the entire aggregate Unused Revolving Credit Commitments or (y) required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten (10) different Interest Periods in effect for Term SOFR Borrowings at any time outstanding (or such greater number of different Interest Periods as the Administrative Agent may agree from time to time). (d) Notwithstanding any other provision of this Agreement, no Borrower shall, nor shall any Borrower be entitled to, request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date applicable to such Loans. Section 2.03. Requests for Borrowings. Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Term SOFR Loans shall be made upon irrevocable notice by a Borrower to the Administrative Agent (provided that notices in respect of any Borrowings to be made in connection with any acquisition, Investment or irrevocable repayment, redemption or refinancing of Indebtedness may be conditioned on the closing of such acquisition, Investment or irrevocable repayment, redemption or refinancing of such Indebtedness). Each such notice must be in writing and must be received by the Administrative Agent (by hand delivery, fax or other electronic transmission (including “.pdf” or “.tif”)) (i) not later than 12:00 p.m. three Business Days prior to the requested day of any Borrowing of, conversion to or continuation of Term SOFR Loans (or one Business Day in the case of any Borrowing of Term SOFR Loans to be made on the Closing Date) and (ii) not later than 11:00 a.m. on the requested date of any Borrowing of or conversion to ABR Loans (other than Swingline Loans) (or, in each case, such later time as shall be reasonably acceptable to the Administrative Agent); provided, however, that if a Borrower wishes to request Term SOFR Loans having an Interest Period of other than one, three or six months in duration as provided in the definition of “Interest Period,” (A) the applicable notice from the Parent Borrower must be received by the Administrative Agent not later than 1:00 p.m. four Business Days prior to the requested date of such Borrowing, conversion or continuation (or such later time as is reasonably acceptable to the Administrative Agent), whereupon the Administrative Agent shall give prompt notice to the appropriate Lenders of such request and determine whether the requested Interest Period is available to them and (B) not later than 10:00 a.m. three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower whether or not the requested Interest Period is available to the appropriate Lenders. Each written notice with respect to a Borrowing by a Borrower pursuant to this Section 2.03 shall be delivered to the Administrative Agent in the form of a written Borrowing Request, appropriately completed and signed by a Responsible Officer of a Borrower. Each such Borrowing Request shall specify the following information in compliance with Section 2.02: (a) the Class of such Borrowing; (b) the aggregate amount of the requested Borrowing; (c) the date of such Borrowing, which shall be a Business Day; (d) whether such Borrowing is to be an ABR Borrowing or a Term SOFR Borrowing;

76 (e) in the case of a Term SOFR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (f) the location and number of the Borrower’s account or any other designated account(s) to which funds are to be disbursed (the “Funding Account”). If, with respect to a Borrowing denominated in Dollars, no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Term SOFR Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount (and currency) of such Lender’s Loan to be made as part of the requested Borrowing. Section 2.04. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans in Dollars to the Parent Borrower from time to time during the Availability Period, in an aggregate principal amount at any time outstanding not to exceed $20,000,000; provided that (x) the Swingline Lender shall not be required to make any Swingline Loan to refinance an outstanding Swingline Loans and (y) after giving effect to any Swingline Loan, the aggregate Outstanding Amount of all Revolving Loans, Swingline Loans and LC Exposure shall not exceed the Total Revolving Credit Commitments. Each Swingline Loan shall be in a minimum principal amount of not less than $100,000 or such lesser amount as may be agreed by the Swingline Lender; provided that, notwithstanding the foregoing, a Swingline Loan may be in an aggregate amount that is (x) equal to the entire unused balance of the aggregate Unused Revolving Credit Commitments or (y) required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Within the foregoing limits and subject to the terms and conditions set forth herein, Swingline Loans may be borrowed, prepaid and reborrowed. To request a Swingline Loan, the Parent Borrower shall notify the Swingline Lender (with a copy to the Administrative Agent) of such request in writing, not later than 12:00 p.m. on the day of such proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Swingline Lender shall make each Swingline Loan available to the Parent Borrower on the same Business Day by means of a credit to the Funding Account or otherwise in accordance with the instructions of the Parent Borrower (including, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the applicable Issuing Bank). (b) The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 p.m. on any Business Day require the Revolving Lenders to acquire participations on the second Business Day following receipt of such notice in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Revolving Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or any reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the

77 same manner as provided in Section 2.07 with respect to Revolving Loans made by such Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this Section 2.04(b)), and the Administrative Agent shall promptly remit to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Parent Borrower of any participation in any Swingline Loan acquired pursuant to this Section 2.04(b), and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Parent Borrower (or other Person on behalf of the Parent Borrower) in respect of any Swingline Loan after receipt by the Swingline Lender of the proceeds of any sale of participations therein shall be promptly remitted by the Swingline Lender to the Administrative Agent and any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that have made their payments pursuant to this Section 2.04(b) and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or the Administrative Agent, as the case may be, and thereafter to the Parent Borrower, if and to the extent such payment is required to be refunded to the Parent Borrower for any reason. The purchase of participations in any Swingline Loan pursuant to this Section 2.04(b) shall not relieve the Parent Borrower of any default in the payment thereof. (c) If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04 by the time specified in Section 2.04(b), the Swingline Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the greater of the Federal Funds Effective Rate from time to time in effect and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A certificate of the Swingline Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (c) shall be conclusive absent manifest error. Section 2.05. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in each case in reliance upon (among other things) the agreements of the other Revolving Lenders set forth in this Section 2.05, (A) from time to time on any Business Day during the period from the Closing Date to the fifth Business Day prior to the Latest Revolving Loan Maturity Date, upon the request of a Borrower, to issue Letters of Credit denominated in Dollars or any Alternate Currency validly established after the Closing Date issued for the account of a Borrower (or any Restricted Subsidiary thereof; provided that a Borrower will be the applicant) and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.05(b) and (B) to honor drawings under the Letters of Credit and (ii) the Revolving Lenders severally agree to participate in the Letters of Credit issued pursuant to Section 2.05(d); provided, further, that after giving effect to the issuance, amendment or extension of any Letter of Credit, (w) the aggregate LC Exposure shall not exceed the Total Revolving Credit Commitments, (x) the LC Exposure of each Revolving Lender shall not exceed such Revolving Lender’s Revolving Credit Commitment, (y) the Outstanding Amount of the LC Exposure shall not exceed the Letter of Credit Sublimit and (z) the Outstanding Amount of the Letters of Credit issued by any Issuing Bank shall not exceed such Issuing Bank’s Letter of Credit Commitment. No Issuing Bank will be obligated to issue any Letter of Credit if the issuance of such Letter of Credit would violate any policies of the Issuing Bank applicable to letters of credit in general.

78 (ii) No Issuing Bank shall have an obligation to issue any Letter of Credit if (w) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, (x) customary “know your customer” requirements of such Issuing Bank with respect to the beneficiary of such Letter of Credit would be violated, (y) any law applicable to such Issuing Bank or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or direct that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or (z) if the issuance of such Letter of Credit would violate any policies or procedures of the Issuing Bank applicable to letters of credit in general. (b) Notice of Issuance, Amendment, Extension; Certain Conditions. To request the issuance of a Letter of Credit, a Borrower shall deliver to the applicable Issuing Bank and the Administrative Agent, at least three Business Days in advance of the requested date of issuance (or such shorter period as is acceptable to the applicable Issuing Bank or, in the case of any issuance to be made on the Closing Date, one Business Day prior to the Closing Date), a request to issue a Letter of Credit, which shall specify that it is being issued under this Agreement, in any form of the applicable Issuing Bank. To request an amendment or extension of a Letter of Credit (other than any automatic extension of a Letter of Credit permitted under Section 2.05(c)), a Borrower shall submit such a request to the applicable Issuing Bank selected by such Borrower (with a copy to the Administrative Agent) at least three Business Days in advance of the requested date of amendment or extension (or such shorter period as is acceptable to the applicable Issuing Bank), identifying the Letter of Credit to be amended or extended, and specifying the proposed date (which shall be a Business Day) and other details of the amendment or extension. Requests for the issuance, amendment or extension of any Letter of Credit must be accompanied by such other information required by the applicable Issuing Bank as shall be necessary to issue, amend or extend such Letter of Credit. If requested by the applicable Issuing Bank, a Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by a Borrower to, or entered into by a Borrower with, the applicable Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. A Letter of Credit may be issued, amended or extended only if (and on the issuance, amendment or extension of each Letter of Credit the applicable Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension, (w) the aggregate Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitments, (x) the LC Exposure of each Revolving Lender shall not exceed such Revolving Lender’s Revolving Credit Commitment, (y) the aggregate amount of the LC Exposure shall not exceed the Letter of Credit Sublimit and (z) the Outstanding Amount of the Letters of Credit issued by any Issuing Bank shall not exceed such Issuing Bank’s Letter of Credit Commitment. In addition, no Issuing Bank shall be required to issue, amend or extend any Letter of Credit if the expiration date of such Letter of Credit extends beyond the fifth Business Day prior to the Maturity Date applicable to the Revolving Credit Commitments of any Class unless (1) the aggregate amount of the LC Exposure attributable to Letters of Credit expiring after such date does not exceed the aggregate amount of the Revolving Credit Commitments then in effect that are scheduled to remain in effect after such date, (2) all Revolving Lenders and such Issuing Bank shall have consented to such expiry date, (3) the Borrower shall have caused such Letter of Credit to be backstopped by a letter of credit reasonably satisfactory to such Issuing Bank or (4) the Borrower shall have caused such Letter of Credit to be Cash collateralized in accordance with Section 2.05(j) (mutatis mutandis), in the case of clause (3) or (4) on or before the date that such Letter of Credit is issued, amended or extended beyond such date. Promptly after the delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable Issuing Bank will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. Upon receipt of

79 such Letter of Credit or amendment, the Administrative Agent shall notify the Revolving Lenders, in writing, of such Letter of Credit or amendment, and if so requested by a Revolving Lender, the Administrative Agent will provide such Revolving Lender with copies of such Letter of Credit or amendment. (c) Expiration Date. Except as set forth in Section 2.05(b), no Letter of Credit shall expire later than the earlier of (A) the date that is one year after the date of the issuance of such Letter of Credit (or such later date to which the relevant Issuing Bank may agree) and (B) the Latest Revolving Loan Maturity Date; provided that, any Letter of Credit may provide for the automatic extension thereof for any number of additional periods each of up to one year in duration (none of which, in any event, shall extend beyond the date referred to in the preceding clause (B) unless 103% of the then- available amount thereof is Cash collateralized or backstopped on or before the date that such Letter of Credit is extended beyond the date referred to in clause (B) above pursuant to arrangements reasonably satisfactory to the relevant Issuing Bank). (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Revolving Lenders, the applicable Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, reinstatement or extension of any Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (e) Reimbursement. (i) If the applicable Issuing Bank makes any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 1:00 p.m. on the Business Day immediately following the date on which the Borrower receives notice under paragraph (g) of this Section of such LC Disbursement (or, if such notice is received less than two hours prior to the deadline for requesting ABR Borrowings pursuant to Section 2.03, on the second Business Day immediately following the date on which the Borrower receives such notice); provided that a Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.04 that such payment be financed with an ABR Loan or a Swingline Loan and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Revolving Borrowing or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Revolving Lender (and Section 2.07 shall apply, mutatis

80 mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear. (ii) If any Revolving Lender fails to make available to the Administrative Agent for the account of the applicable Issuing Bank any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.05(e) by the time specified therein, such Issuing Bank shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Issuing Bank at a rate per annum equal to the greater of the Federal Funds Effective Rate from time to time in effect (in the case of LC Disbursements denominated in Dollars) (or, in the case of any Letter of Credit denominated in any Alternate Currency, the Administrative Agent’s customary rate for interbank advances in such Alternate Currency) and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A certificate of the applicable Issuing Bank submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (ii) shall be conclusive absent manifest error. (f) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Issuing Bank under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, any Borrower’s obligations hereunder. Neither the Administrative Agent, the Revolving Lenders nor any Issuing Bank, nor any of their respective Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation, or any consequence arising from causes beyond the control of such Issuing Bank; provided that the foregoing shall not be construed to excuse such Issuing Bank from liability to any Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by any Borrower to the extent permitted by applicable law) suffered by any Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of applicable Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance

81 with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The applicable Issuing Bank shall, within the time allowed following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank shall promptly notify the Administrative Agent and the Borrower in writing of such demand for payment if such Issuing Bank has made or will make an LC Disbursement thereunder; provided that no failure to give or delay in giving such notice shall relieve any Borrower of its obligation to reimburse such Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement. (h) Interim Interest. If any Issuing Bank makes any LC Disbursement, then, unless a Borrower reimburses such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that a Borrower reimburses such LC Disbursement (or the date on which such LC Disbursement is reimbursed with the proceeds of Loans, as applicable), at the rate per annum then applicable to (x) in the case of any Letter of Credit denominated in Dollars, Revolving Loans that are ABR Loans and (y) in the case of any Letter of Credit denominated in any other Alternate Currency, Revolving Loans that are Term SOFR Loans with an Interest Period of one month; provided that if a Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment. (i) Resignation or Replacement of an Issuing Bank or Addition of New Issuing Banks. Any Issuing Bank may resign as an Issuing Bank upon 30 days’ prior written notice to the Administrative Agent and the Parent Borrower. Any Issuing Bank may be replaced with the consent of the Administrative Agent (not to be unreasonably withheld or delayed), the Parent Borrower and the successor Issuing Bank at any time by written agreement among the Parent Borrower, the Administrative Agent and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such resignation or replacement of an Issuing Bank. At the time any such resignation or replacement shall become effective, the applicable Borrower shall pay all unpaid fees accrued for the account of the retiring or replaced Issuing Bank pursuant to Section 2.12(b)(ii). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or replacement of an Issuing Bank hereunder, the retiring or replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Letters of Credit after such resignation or replacement. The Parent Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) and the relevant Revolving Lender, designate one or more additional Revolving Lenders to act as an issuing bank under the terms of this Agreement. Any Revolving Lender designated as an issuing bank pursuant to this paragraph (i) shall be deemed to be an “Issuing Bank” (in addition to being a Revolving Lender) in respect of Letters of Credit issued or to be issued by such Revolving Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Bank and such Revolving Lender.

82 (j) Cash Collateralization. (i) If any Event of Default exists and the Revolving Loans have been declared due and payable in accordance with the Loan Guarantee, then on the Business Day that the Parent Borrower receives notice from the Administrative Agent at the direction of the Required Lenders demanding the deposit of Cash collateral pursuant to this paragraph (j), upon such demand, the applicable Borrower shall deposit, in an interest-bearing account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders (the “LC Collateral Account”), an amount in Cash equal to 103% of the LC Exposure as of such date (minus the amount then on deposit in the LC Collateral Account); provided that the obligation to deposit such Cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to a Borrower described in Section 8.01(f) or (g). (ii) Any such deposit under clause (i) above shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations in accordance with the provisions of this paragraph (j). The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account, and each Borrower hereby grants the Administrative Agent, for the benefit of the Secured Parties, a First Priority security interest in the LC Collateral Account. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of each Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of the Required Revolving Lenders) be applied to satisfy other Obligations. If a Borrower is required to provide an amount of Cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (together with all interest and other earnings with respect thereto, to the extent not applied as aforesaid) shall be returned to such Borrower promptly but in no event later than three Business Days after such Event of Default has been cured or waived. (k) [Reserved]. (l) Reporting. Not later than the third Business Day following the last day of each month and on the date of any issuance of any Letter of Credit (or at such other intervals as the Administrative Agent and the applicable Issuing Bank shall agree), each Issuing Bank shall provide to the Administrative Agent a schedule of the Letters of Credit issued by it, in form and substance reasonably satisfactory to the Administrative Agent, showing the date of issuance of each Letter of Credit, the account party, the original amount (if any), the expiration date, and the reference number of any Letter of Credit outstanding at any time during such month, and showing the aggregate amount (if any) payable by the Borrower to such Issuing Bank during such month. Section 2.06. [Reserved]. Section 2.07. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s respective Applicable Percentage; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the

83 Borrower by promptly crediting the amounts so received, in like funds, to the Funding Account or as otherwise directed by a Borrower; provided that Revolving Loans made to finance the reimbursement of any LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank. (b) Unless the Administrative Agent has received notice from any Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if any Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a Borrower, the interest rate applicable to the Loans comprising such Borrowing at such time. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing and the Borrower’s obligation to repay the Administrative Agent such corresponding amount pursuant to this Section 2.07(b) shall cease. If a Borrower pays such amount to the Administrative Agent, the amount so paid shall constitute a repayment of such Borrowing by such amount. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or any Borrower or any other Loan Party may have against any Lender as a result of any default by such Lender hereunder. Section 2.08. Type; Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Term SOFR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, a Borrower may elect to convert any Borrowing to a Borrowing of a different Type or to continue any Borrowing and, in the case of a Term SOFR Borrowing, may elect Interest Periods therefor, all as provided in this Section. A Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders based upon their Applicable Percentages and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Loans, which may not be converted or continued. (b) To make an election pursuant to this Section, a Borrower shall deliver an Interest Election Request (by hand delivery, fax or other electronic transmission (including “.pdf” or “.tif”)), appropriately completed and signed by a Responsible Officer of a Borrower, of the applicable election to the Administrative Agent by the time that a Borrowing Request would be required under Section 2.03 if a Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. If any such Interest Election Request requests a Term SOFR Borrowing but does not specify an Interest Period, then such Borrower shall be deemed to have selected an Interest Period of one month’s duration. (c) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

84 (d) If a Borrower fails to deliver a timely Interest Election Request with respect to a Term SOFR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, such Borrowing shall be converted at the end of such Interest Period to a Term SOFR Borrowing with an Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default exists and the Administrative Agent, at the request of the Required Lenders, so notifies the Parent Borrower, then, so long as such Event of Default exists (i) no outstanding Borrowing may be converted to or continued as a Term SOFR Borrowing and (ii) unless repaid, each Term SOFR Borrowing shall be converted to an ABR Borrowing at the end of the then-current Interest Period applicable thereto. Section 2.09. Termination and Reduction of Commitments. (a) Unless previously terminated, (i) [reserved], (ii) the Initial Revolving Credit Commitments shall automatically terminate on the Initial Revolving Credit Maturity Date, (iii) the Additional Term Loan Commitments of any Class shall automatically terminate upon the making of the Additional Term Loans of such Class and, if any such Additional Term Loan Commitment is not drawn on the date that such Additional Term Loan Commitment is required to be drawn pursuant to the applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment, the undrawn amount thereof shall terminate unless otherwise provided in the applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment and (iv) the Additional Revolving Credit Commitments of any Class shall automatically terminate on the Maturity Date specified therefor in the applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment. (b) Upon delivering the notice required by Section 2.09(c), the Parent Borrower may at any time terminate or from time to time reduce the Revolving Credit Commitments of any Class; provided that (i) each reduction of the Revolving Credit Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (ii) a Borrower shall not terminate or reduce the Revolving Credit Commitments of any Class if, after giving effect to such termination or reduction, as applicable, and any concurrent prepayment of Revolving Loans and Swingline Loans, the aggregate amount of the Revolving Credit Exposure attributable to the Revolving Credit Commitments of such Class would exceed the aggregate amount of the Revolving Credit Commitments of such Class; provided that, after the establishment of any Additional Revolving Credit Commitment, any such termination or reduction of the Revolving Credit Commitments of any Class shall be subject to the provisions set forth in Section 2.22, 2.23 and/or 10.02, as applicable. (c) A Borrower shall notify the Administrative Agent of any election to terminate or reduce any Class or Classes of Revolving Credit Commitments under paragraph (b) of this Section (as selected by such Borrower) not later than 12:00 p.m. on or prior to the effective date of such termination or reduction (or not later than 12:00 p.m., three Business Days prior to the effective date of such termination or reduction, in the case of a termination or reduction involving a prepayment of Term SOFR Borrowings (or such later date to which the Administrative Agent may agree)), specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Revolving Lenders of each applicable Class or Classes of the contents thereof. Each notice delivered by a Borrower pursuant to this Section shall be irrevocable; provided that any such notice may state that such notice is conditioned upon the effectiveness of other transactions, in which case such notice may be revoked by such Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of any Revolving Credit Commitment pursuant to this Section 2.09 shall be permanent. Upon any reduction of any Revolving Credit Commitment, the Revolving Credit Commitment of each Revolving Lender of the

85 relevant Class shall be reduced by such Revolving Lender’s Applicable Percentage of such reduction amount. Section 2.10. Repayment of Loans; Evidence of Debt. (a) The applicable Borrower shall repay Additional Term Loans of any Class in such scheduled amortization installments and on such date or dates as shall be specified therefor in the applicable Refinancing Amendment or Incremental Facility Amendment (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 and purchases or assignments in accordance with Section 10.05(g) or increased as a result of any increase in the amount of such Additional Term Loans pursuant to Section 2.22(a)). (b) The applicable Borrower unconditionally promises to pay (i) to the Administrative Agent for the account of each Initial Revolving Lender, the then-unpaid principal amount of the Initial Revolving Loans of such Lender made to such Borrower on the Initial Revolving Credit Maturity Date, (ii) to the Administrative Agent for the account of each Additional Revolving Lender, the then-unpaid principal amount of each Additional Revolving Loan of such Additional Revolving Lender made to such Borrower on the Maturity Date applicable thereto and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan made to such Borrower on the earlier of (x) the tenth Business Day following the incurrence of such Swingline Loan and (y) the Latest Revolving Loan Maturity Date. On the Initial Revolving Credit Maturity Date, the Borrower shall make payment in full in Cash of all accrued and unpaid fees and all reimbursable expenses and other Loan Document Obligations with respect to the Initial Revolving Facility then due, together with accrued and unpaid interest (if any) thereon attributable to such Borrower. (c) If the Maturity Date in respect of any Class of Revolving Credit Commitments occurs prior to the expiry date of any Letter of Credit, then (i) if one or more other Classes of Revolving Credit Commitments in respect of which the Maturity Date shall not have so occurred are then in effect (or will automatically be in effect upon the occurrence of such Maturity Date), such Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Revolving Lenders to purchase participations therein and to make Revolving Loans and payments in respect thereof pursuant to Section 2.05(d) and Section 2.05(e)) under (and ratably participated in by Revolving Lenders pursuant to) the non-terminating or new Classes of Revolving Credit Commitments up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Revolving Credit Commitments continuing at such time (it being understood that no partial amount of any Letter of Credit may be so reallocated) (in each case, after giving effect to any repayments of Revolving Loans) and (ii) to the extent not reallocated pursuant to immediately preceding clause (i) and unless provisions reasonably satisfactory to the applicable Issuing Bank for the treatment of such Letter of Credit as a letter of credit under a successor credit facility have been agreed upon, the applicable Borrower shall, on or prior to the applicable Maturity Date, (x) cause such Letter of Credit to be replaced and returned to the applicable Issuing Bank undrawn and marked “cancelled” or (y) cause such Letter of Credit to be backstopped by a letter of credit reasonably satisfactory to the applicable Issuing Bank. Commencing with the Maturity Date of any Class of Revolving Credit Commitments, the Letter of Credit Sublimit shall be in an amount agreed solely with the applicable Issuing Bank; provided that, at the request of the Parent Borrower, the Letter of Credit Sublimit immediately following such Maturity Date shall be no less than the Letter of Credit Sublimit immediately prior to such Maturity Date multiplied by a fraction, the numerator of which is the aggregate amount of the Revolving Credit Commitments immediately following such Maturity Date and the denominator of which is the aggregate amount of the Revolving Credit Commitments immediately prior to such Maturity Date.

86 (d) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (e) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders or the Issuing Banks and each Lender’s or the Issuing Bank’s share thereof. (f) The entries made in the accounts maintained pursuant to paragraph (d) or (e) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein (absent manifest error); provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any manifest error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement; provided, further, that in the event of any inconsistency between the accounts maintained by the Administrative Agent pursuant to paragraph (e) of this Section and any Lender’s records, the accounts of the Administrative Agent shall govern. (g) Any Lender may request that Loans made by it be evidenced by a Promissory Note. In such event, the applicable Borrower shall prepare, execute and deliver to such Lender a Promissory Note payable to such Lender and its registered permitted assigns; it being understood and agreed that such Lender (and/or its applicable permitted assign) shall be required to return such Promissory Note to the applicable Borrower in accordance with Section 10.05(b)(iii) and upon the occurrence of the Termination Date (or as promptly thereafter as practicable). If any Lender loses the original copy of its Promissory Note, it shall execute an affidavit of loss containing a customary indemnification provision that is reasonably satisfactory to the applicable Borrower. The obligation of each Lender to execute an affidavit of loss containing a customary indemnification provision that is reasonably satisfactory to the applicable Borrower shall survive the Termination Date. Section 2.11. Prepayment of Loans. (a) Optional Prepayments. (i) [Reserved]. (ii) Upon prior notice in accordance with paragraph (a)(iii) of this Section, the applicable Borrower shall have the right at any time and from time to time to prepay any Borrowing of Revolving Loans of any Class or any Borrowing of Swingline Loans, including any Additional Revolving Loans, in whole or in part without premium or penalty. Prepayments made pursuant to this Section 2.11(a)(ii), first, shall be applied ratably to the Swingline Loans and to outstanding LC Disbursements and second, shall be applied ratably to the outstanding Revolving Loans, including any Additional Revolving Loans of the relevant Class. (iii) A Borrower shall notify the Administrative Agent (and, in the case of a prepayment of a Swingline Loan, the Swingline Lender) in writing of any prepayment under this Section 2.11(a) (A) in the case of a prepayment of a Term SOFR Borrowing, not later than 11:00 a.m. three Business Days before the date of prepayment, (B) in the case of a prepayment of an ABR Borrowing, not later than 1:00 p.m. on the date of prepayment or (C) in the case of a

87 prepayment of a Swingline Loan, not later than 1:00 p.m. on the date of prepayment (or, in each case, such later date or time to which the Administrative Agent may reasonably agree). Each such notice shall be irrevocable (except as set forth in the proviso to this sentence) and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that a notice of prepayment delivered by a Borrower may state that such notice is conditioned upon the effectiveness of other transactions or other conditional events, in which case such notice may be revoked or its effectiveness deferred by a Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied and/or a Borrower may delay or rescind such notice until such condition is satisfied. Promptly following receipt of any such notice relating to any Borrowing, the Administrative Agent shall advise the relevant Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount at least equal to the amount that would be permitted in the case of a Borrowing of the same Type and Class as provided in Section 2.02(c) or such lesser amount that is then outstanding with respect to such Borrowing being repaid. Each prepayment of Additional Term Loans shall be applied to the Class or Classes of Additional Term Loans specified by the Parent Borrower in the applicable prepayment notice, and each prepayment of Additional Term Loans of such Class or Classes made pursuant to this Section 2.11(a) shall be applied against the remaining scheduled installments of principal due in respect of such Additional Term Loans of such Class or Classes in the manner specified by such Borrower (or the Parent Borrower) or, if not so specified on or prior to the date of such optional prepayment, in direct order of maturity. (b) Mandatory Prepayments. (i) In the event that the Revolving Credit Exposure of any Class exceeds the amount of the Revolving Credit Commitment of such Class then in effect, the applicable Borrower shall, within five Business Days of receipt of notice from the Administrative Agent, prepay the Revolving Loans or Swingline Loans and/or reduce LC Exposure in an aggregate amount sufficient to reduce such Revolving Credit Exposure as of the date of such payment to an amount not to exceed the Revolving Credit Commitment of such Class then in effect by taking any of the following actions as it shall determine at its sole discretion: (A) prepaying Revolving Loans or Swingline Loans or (B) with respect to any excess LC Exposure, depositing Cash in the LC Collateral Account or “backstopping” or replacing the relevant Letters of Credit, in each case, in an amount equal to 103% of such excess LC Exposure (minus any amount then on deposit in the LC Collateral Account). (ii) Prepayments shall be accompanied by accrued interest as required by Section 2.13. All prepayments of Borrowings under this Section 2.11(b) shall be without premium or penalty. Section 2.12. Fees. (a) The Parent Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender of any Class (other than any Defaulting Lender) a fee (the “Commitment Fee”), which shall accrue at a rate equal to the Commitment Fee Rate per annum on the daily amount of the unused amount of Revolving Credit Commitment of such Lender at all times during the period from and including the Closing Date to but excluding the date on which such Commitment terminates. Accrued Commitment Fees through the last day of each March, June, September and December shall be payable on the date that is 15 days after each such date (commencing October 15, 2025) and all accrued commitment fees to the date of termination shall be payable on the date of termination in full of the Commitments of the applicable Class. For purposes of calculating the Commitment Fees only, no portion

88 of the Revolving Credit Commitments shall be deemed utilized as a result of outstanding Swingline Loans. (b) The Parent Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender of any Class (other than any Defaulting Lender) a participation fee with respect to its participation in each Letter of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Term SOFR Revolving Loans on the daily available balance of such Lender’s LC Exposure attributable to its Revolving Credit Commitment of such Class in respect of such Letter of Credit (excluding any portion thereof attributable to unreimbursed LC Disbursements), during the period from and including the Closing Date to the later of the date on which such Revolving Lender’s Revolving Credit Commitment of such Class terminates and the date on which such Revolving Lender ceases to have any LC Exposure related to its Revolving Credit Commitment of such Class in respect of such Letter of Credit (including any such LC Exposure that may exist following the termination of such Revolving Credit Commitments) and (ii) to each Issuing Bank, for its own account, a fronting fee, in respect of each Letter of Credit issued by such Issuing Bank for the period from the date of issuance of such Letter of Credit to the expiration date of such Letter of Credit (or if terminated on an earlier date, to the termination date of such Letter of Credit), computed at a rate equal to the rate agreed by such Issuing Bank and the applicable Borrower (but in any event not to exceed 0.125% per annum) of the daily available balance of such Letter of Credit, as well as such Issuing Bank’s reasonable and customary fees with respect to the issuance, amendment or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued to but excluding the last Business Day of each March, June, September and December shall be payable on the date that is 15 days after each such date (commencing October 15, 2025) and all accrued participation fees and fronting fees to the date of termination shall be payable on the date of termination in full of the Commitments of the applicable Class; provided that all such fees shall be payable on the date on which the Revolving Credit Commitments of the applicable Class terminate, and any such fees accruing after the date on which the Revolving Credit Commitments of the applicable Class terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 30 days after demand (accompanied by reasonable back-up documentation) therefor. (c) [Reserved]. (d) The Parent Borrower agrees to pay to the Administrative Agent and the Collateral Agent, for its own account, the fees in the amounts and at the times separately agreed upon by the Borrower and the Administrative Agent or the Collateral Agent, as applicable, in writing. (e) All fees payable hereunder shall be paid on the dates due, in Dollars and in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank or the Collateral Agent, in the case of fees payable to it) for distribution, in the case of Commitment Fees and participation fees, to the Revolving Lenders. Fees paid shall not be refundable under any circumstances except as otherwise provided in the Fee Letters. Fees payable hereunder shall accrue through and including the last day of the month immediately preceding the applicable fee payment date. (f) [Reserved]. (g) Unless otherwise indicated herein, all computations of fees shall be made on the basis of a 360-day year and shall be payable for the actual days elapsed (including the first day but excluding the last day). Each determination by the Administrative Agent of the amount of any fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Section 2.13. Interest.

89 (a) The Loans comprising each ABR Borrowing (including Swingline Loans) shall bear interest at the Alternate Base Rate plus the Applicable Rate. (b) The Loans comprising each Term SOFR Borrowing shall bear interest at Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Rate. (c) [Reserved]. (d) Notwithstanding the foregoing, during the existence and continuance of any Event of Default under Section 8.01(a), if any principal of or interest on any Loan or any LC Disbursement or any fee payable by a Borrower hereunder is not, in each case, paid or reimbursed when due, whether at stated maturity, upon acceleration or otherwise, the relevant overdue amount shall bear interest, to the fullest extent permitted by applicable Requirements of Law, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal or interest of any Loan or unreimbursed LC Disbursement, 2.00% plus the rate otherwise applicable to such Loan or LC Disbursement as provided in the preceding paragraphs of this Section or Section 2.05(h) or (ii) in the case of any other amount, 2.00% plus the rate applicable to Revolving Loans that are ABR Loans as provided in paragraph (a) of this Section; provided that no amount shall be payable pursuant to this Section 2.13(d) to any Defaulting Lender so long as such Lender is a Defaulting Lender; provided further that no amounts shall accrue pursuant to this Section 2.13(d) on any overdue amount, reimbursement obligation in respect of any LC Disbursement or other amount payable to a Defaulting Lender so long as such Lender is a Defaulting Lender. (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and on the Maturity Date applicable to such Loan or, in the case of any Revolving Loan, upon the termination of the Revolving Credit Commitments of the applicable Class, as applicable; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the termination of the relevant revolving Commitments), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term SOFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. Accrued interest for any Class of Additional Loans shall be payable as set forth in the applicable Refinancing Amendment, Incremental Facility Amendment or Extension Amendment. (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed for ABR Loans based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year). The applicable Alternate Base Rate or Term SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. Interest shall accrue on each Loan from the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day. Section 2.14. Alternate Rate of Interest. (a) If at least two Business Days prior to the commencement of any Interest Period for a Term SOFR Borrowing: (b) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining Term SOFR or that Term SOFR cannot be determined pursuant to the definition thereof, as applicable, for such Interest Period;

90 (c) the Administrative Agent is advised by the Required Lenders that Term SOFR for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period; or (d) during a Benchmark Unavailability Period; then the Administrative Agent shall give notice thereof to the Parent Borrower and the Lenders by telephone, facsimile or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Parent Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, with respect to the relevant Benchmark and (y) the applicable Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as a Term SOFR Borrowing, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. (e) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (f) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then- current Benchmark is a term rate (including Term SOFR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (g) In connection with the implementation of any Benchmark Replacement, the Administrative Agent will have the right, in consultation with the Parent Borrower, to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

91 (h) The Administrative Agent will promptly notify the Parent Borrower and the Lenders of (i) any Benchmark Replacement Date and the related Benchmark Replacement, (ii) the effectiveness of any Benchmark Replacement Conforming Changes, (iii) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (c) above and (iv) the commencement of any Benchmark Unavailability Period. For the avoidance of doubt, any notice required to be delivered by the Administrative Agent as set forth in this Section 2.14 may be provided, at the option of the Administrative Agent (in its sole discretion), in one or more notices and may be delivered together with, or as part of any amendment which implements any Benchmark Replacement or Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14. Section 2.15. Increased Costs. (a) If any Change in Law: (i) imposes, modifies or deems applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or Issuing Bank; (ii) subjects any Lender or Issuing Bank or the Administrative Agent to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) in respect of its loans, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) imposes on any Lender or Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Term SOFR Loans made by any Lender or any Letter of Credit or participation therein; and the result of any of the foregoing is to increase the cost to the relevant Lender of making or maintaining, continuing, converting to any Term SOFR Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise) in respect of any Term SOFR Loan or Letter of Credit in an amount deemed by such Lender or Issuing Bank to be material, then, within 30 days after the Parent Borrower’s receipt of the certificate contemplated by paragraph (c) of this Section, the applicable Borrower will pay to such Lender or Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or Issuing Bank, as applicable, for such additional costs incurred or reduction suffered; provided that such Borrower shall not be liable for such compensation if (x) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto, (y) such Lender invokes Section 2.20 or (z) in the case of requests for reimbursement under clause (iii) above resulting from a market disruption, (A) the relevant circumstances do not generally affect the banking market or (B) the applicable request has not been made by Lenders constituting Required Lenders. (b) If any Lender or Issuing Bank determines that any Change in Law regarding liquidity or capital requirements has or would have the effect of reducing the rate of return on such Lender’s or

92 Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law other than due to Taxes (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy), then within 30 days of receipt by the Parent Borrower of the certificate contemplated by paragraph (c) of this Section the applicable Borrower will pay to such Lender or such Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered. (c) Any Lender or Issuing Bank requesting compensation under this Section 2.15 shall be required to deliver a certificate to the Parent Borrower that (i) sets forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section, (ii) sets forth in reasonable detail the manner in which such amount or amounts were determined and (iii) certifies that such Lender or Issuing Bank is generally charging such amounts to similarly situated borrowers, which certificate shall be conclusive absent manifest error. (d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or Issuing Bank notifies the Parent Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided, further, that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. Section 2.16. Break Funding Payments. In the event of (a) the conversion or prepayment of any principal of any Term SOFR Loan other than on the last day of an Interest Period applicable thereto (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise), (b) the failure to borrow, convert, continue or prepay any Term SOFR Loan on the date or in the amount specified in any notice delivered pursuant hereto or (c) the assignment of any Term SOFR Loan of any Lender other than on the last day of the Interest Period applicable thereto as a result of a request by the Parent Borrower pursuant to Section 2.19, then, in any such event, the Parent Borrower shall compensate each Lender for the loss, cost and expense incurred by such Lender that is attributable to such event (other than loss of profit). In the case of a Term SOFR Loan, the loss, cost or expense of any Lender shall be the amount reasonably determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at Term SOFR for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan) over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the applicable interbank market; it being understood that such loss, cost or expense shall in any case exclude any interest rate floor and all administrative, processing or similar fees. Any Lender requesting compensation under this Section 2.16 shall be required to deliver a certificate to the Parent Borrower (i) setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section, the basis therefor and, in reasonable detail, the manner in which such amount or amounts were determined and (ii) certifying that such Lender is generally charging the relevant amounts to similarly situated borrowers, which certificate

93 shall be conclusive absent manifest error. The Parent Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof. Section 2.17. Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable Requirements of Law. If any applicable Requirement of Law requires the deduction or withholding of any Tax from any such payment by any applicable withholding agent (as determined in the good faith discretion of the applicable withholding agent), then (i) if such Tax is an Indemnified Tax, the amount payable by the applicable Loan Party shall be increased as necessary so that after required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 2.17) having been made by the applicable withholding agent, each Lender and each Issuing Bank (as applicable) (or, where the Administrative Agent receives a payment for its own account, the Administrative Agent), receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable withholding agent shall make such deductions or withholdings and (iii) such withholding agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Requirements of Law. (b) Without duplication of any Tax paid under this Section 2.17, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Requirements of Law or, at the option of the Administrative Agent, timely reimburse the Administrative Agent for the payment of Other Taxes. (c) Each Loan Party shall jointly and severally indemnify the Administrative Agent, each Lender and each Issuing Bank, as applicable, within thirty (30) days after receipt of the certificate described in the succeeding sentence, for the full amount of any Indemnified Taxes payable or paid by the Administrative Agent, such Lender or such Issuing Bank or required to be withheld from a payment to the Administrative Agent, such Lender or such Issuing Bank on or with respect to any payment by or on account of any obligation of any Loan Party hereunder or under any other Loan Document (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. In connection with any request for reimbursement under this Section 2.17(c), the relevant Lender, Issuing Bank or the Administrative Agent, as the case may be, shall deliver a certificate to the Parent Borrower setting forth, in reasonable detail, the basis and amount of the relevant payment or liability, which shall be conclusive absent manifest error. (d) [reserved]. (e) As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment that is reasonably satisfactory to the Administrative Agent. (f) Status of Lenders and Issuing Banks. (i) Any Lender and any Issuing Bank that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall

94 deliver to the Parent Borrower and the Administrative Agent, at the time or times reasonably requested by the Parent Borrower or the Administrative Agent, such properly completed and executed documentation as the Parent Borrower or the Administrative Agent may reasonably request to permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender and any Issuing Bank, if reasonably requested by the Parent Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Requirements of Law or reasonably requested by the Parent Borrower or the Administrative Agent as will enable the Parent Borrower or the Administrative Agent to determine whether or not such Lender or Issuing Bank is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (f)(iii)(A), (iii)(B) and (iii)(D) of this Section) shall not be required if in the Lender’s or the Issuing Bank’s reasonable judgment, as the case may be, such completion, execution or submission would subject such Lender or such Issuing Bank to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Each Lender and each Issuing Bank hereby authorizes the Administrative Agent to deliver to the Parent Borrower and to any successor Administrative Agent any documentation provided to the Administrative Agent pursuant to this Section 2.17(f). (ii) Each Lender and each Issuing Bank agrees that if any documentation it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such documentation or promptly notify the Parent Borrower and the Administrative Agent in writing of its legal ineligibility to do so. (iii) Without limiting the generality of the foregoing, (A) any Lender or Issuing Bank that is a U.S. Person (a “U.S. Lender/Issuing Bank”) shall deliver to the Parent Borrower and the Administrative Agent on or about the date on which such U.S. Lender/Issuing Bank becomes a Lender or the Issuing Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Lender that is not a U.S. Lender/Issuing Bank (a “Non-U.S. Lender/Issuing Bank”) shall, to the extent it is legally eligible to do so, deliver to the Parent Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Non-U.S. Lender/Issuing Bank becomes a Lender or Issuing Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Non-U.S. Lender/Issuing Bank claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

95 (2) executed copies of IRS Form W-8ECI; (3) in the case of a Non-U.S. Lender/Issuing Bank claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit L-1 to the effect that such Non-U.S. Lender/Issuing Bank is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Parent Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Parent Borrower as described in Section 881(c)(3)(C) of the Code and no payments in connection with the Agreement are effectively connected with such Non-U.S. Lender/Issuing Bank’s conduct of a U.S. trade or business (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Non-U.S. Lender/Issuing Bank is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-2 or Exhibit L-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender/Issuing Bank is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Non-U.S. Lender/Issuing Bank are claiming the portfolio interest exemption, such Non-U.S. Lender/Issuing Bank may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-4 on behalf of each such direct and indirect partner; (C) any Lender or Issuing Bank shall, to the extent it is legally eligible to do so, deliver to the Parent Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Lender or Issuing Bank becomes a Lender or Issuing Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Requirements of Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Requirements of Law to permit the Parent Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender or Issuing Bank under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender or Issuing Bank were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender or Issuing Bank shall deliver to the Parent Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Parent Borrower or the Administrative Agent such documentation prescribed by applicable Requirements of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Parent Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender or Issuing Bank has complied with such Lender’s or Issuing Bank’s obligations under FATCA or to determine the amount, if any,

96 to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iv) Notwithstanding anything to the contrary, a Lender or Issuing Bank shall not be required to deliver any documentation under this Section 2.17(f) to the extent it is legally ineligible to deliver such documentation. (g) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes (whether received in cash or applied by the Governmental Authority granting the refund to offset other Taxes otherwise owed) as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such indemnifying party under this Section 2.17 with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes imposed with respect to such refund) of such indemnified party, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such indemnifying party, upon the request of the indemnified party, agrees to repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event the indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to any indemnifying party pursuant to this paragraph (g) to the extent that the payment thereof would place the indemnified party in a less favorable net after-Tax position than the position that the indemnified party would have been in if the Tax subject to indemnification had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require the indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person. (h) [Reserved]. (i) Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, any Lender or Issuing Bank, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (j) For purposes of this Section 2.17, the term “Requirements of Law” includes FATCA. (k) [Reserved]. (l) The Parent Borrower shall (or shall procure that the applicable Loan Party will) pay and, within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability that such Secured Party incurs in relation to all stamp duty, registration, documentary, excise, property transfer and other similar Taxes payable in respect of any Loan Document except (A) for any such Tax payable in respect of an assignment, novation, transfer or sub-participation of a Loan (or part thereof) by that Secured Party unless such assignment, novation, transfer or sub-participation (i) is entered into at the request of a Borrower (or the Parent Borrower on its behalf) or (ii) occurs following an Event of Default which is continuing, or (B) to the extent that such stamp duty, registration, documentary, excise, property transfer or other similar Tax becomes payable upon a voluntary registration or action made by any Party if such registration or action is not necessary to evidence, prove, maintain, enforce, compel or otherwise assert the rights of such Party or obligations of any Party under any Loan Document.

97 Section 2.18. Payments Generally; Allocation of Proceeds; Sharing of Payments. (a) Unless otherwise specified, the Parent Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements or of amounts payable under Section 2.15, or 2.17 or otherwise) prior to 12:00 noon, on the date when due or the date fixed for any prepayment hereunder. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account designated to the Parent Borrower by the Administrative Agent, except payments to be made directly to the applicable Issuing Bank or the Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.17 and 10.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round such Lender’s percentage of such Borrowing to the next higher or lower whole dollar amount. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment. Any payment made pursuant to this Section 2.18(a) shall be made without set-off or counterclaim. (b) Subject in all respects to the provisions of any applicable Acceptable Intercreditor Agreement, all proceeds of Collateral received by the Collateral Agent (or its bailee) at any time when an Event of Default exists and all or any portion of the Loans have been accelerated hereunder pursuant to Section 8.01 shall, upon election by the Administrative Agent or at the direction of the Required Lenders, be applied, first, on a pro rata basis, to pay any fees, indemnities or expense reimbursements then due to the Collateral Agent, the Administrative Agent or any Issuing Bank from the Borrower constituting Loan Document Obligations, second, on a pro rata basis, to pay any fees or expense reimbursements then due to the Lenders from the Borrower constituting Loan Document Obligations, third, to pay interest due and payable in respect of any Loans, on a pro rata basis, fourth, to prepay principal on the Loans and unreimbursed LC Disbursements, all Banking Services Obligations and all Secured Hedging Obligations on a pro rata basis among the Secured Parties, fifth, to pay an amount to the Administrative Agent equal to 103% of the LC Exposure (minus the amount then on deposit in the LC Collateral Account) on such date, to be held in the LC Collateral Account as Cash collateral for such Loan Document Obligations, on a pro rata basis; provided that if any Letter of Credit expires with no pending drawings, then any Cash collateral held to secure the related LC Exposure shall be applied in accordance with this Section 2.18(b) beginning with clause first above, sixth, to the payment of any other Obligation due to the Administrative Agent, any Lender or any other Secured Party by the Borrower on a pro rata basis, and seventh, to the Borrower or as the Parent Borrower shall direct. (c) If any Lender obtains payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in respect of any principal of or interest on any of its Loans of any Class or participations in LC Disbursements or Swingline Loans held by it resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans of such Class and participations in LC Disbursements or Swingline Loans and accrued interest thereon than the proportion received by any other Lender with Loans of such Class and participations in LC Disbursements or Swingline Loans, then the Lender receiving such greater proportion shall purchase (for Cash at face value) participations in the Loans and sub-participations in LC Disbursements or Swingline Loans of other Lenders of such Class at such time outstanding to the extent necessary so that the benefit of all such payments shall be shared by the Lenders of such Class ratably in accordance with the aggregate amount of principal of and accrued

98 interest on their respective Loans of such Class and participations in LC Disbursements or Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not apply to (x) any payment made by a Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by any Lender as consideration for the assignment of or sale of a participation in any of its Loans to any permitted assignee or participant, including any payment made or deemed made in connection with Sections 2.22, 2.23, 10.02(c) and/or Section 10.05. Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Requirements of Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the applicable Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.18(c) and will, in each case, notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.18(c) shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Loan Document Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Loan Document Obligations purchased. (d) Unless the Administrative Agent has received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of any Lender or any Issuing Bank hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lender or Issuing Bank the amount due. In such event, if such Borrower has not in fact made such payment, then each Lender or the applicable Issuing Bank severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate (in the case of obligations denominated in Dollars) and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (e) If any Lender fails to make any payment required to be made by it pursuant to Section 2.07(b) or Section 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid. Section 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15 or such Lender determines it can no longer make or maintain Term SOFR Loans pursuant to Section 2.20, or any Loan Party is required to pay any additional amount to or indemnify any Lender, Issuing Bank or any Governmental Authority for the account of any Lender or Issuing Bank pursuant to Section 2.17, then such Lender or Issuing Bank shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or its participation in any Letter of Credit affected by such event, or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender or Issuing Bank, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as applicable, in the future or mitigate the impact of Section 2.20, as the case may be, and (ii) would not subject such Lender or Issuing Bank to any material unreimbursed out-of-pocket cost or expense and would not otherwise be disadvantageous to such Lender

99 or Issuing Bank in any material respect. Each applicable Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses incurred by any Lender or Issuing Bank in connection with any such designation or assignment. (b) If (i) any Lender requests compensation under Section 2.15 or such Lender determines it can no longer make or maintain Term SOFR Loans pursuant to Section 2.20, (ii) any Loan Party is required to pay any additional amount to or indemnify any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, (iii) any Lender is a Defaulting Lender or (iv) in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender”, “each Revolving Lender” or “each Lender directly affected thereby” (or any other Class or group of Lenders other than the Required Lenders) with respect to which Required Lender or Required Revolving Lender consent (or the consent of Lenders holding loans or commitments of such Class or lesser group representing more than 50% of the sum of the total loans and unused commitments of such Class or lesser group at such time) has been obtained, as applicable, any Lender is a non-consenting Lender (each such Lender, a “Non-Consenting Lender”), then any applicable Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, (x) terminate the applicable Commitments and/or Additional Commitments of such Lender, and procure the repayment of all Loan Document Obligations of such Borrower owing to such Lender relating to the applicable Loans and participations held by such Lender as of such termination date under one or more Credit Facilities or Additional Credit Facilities as such Borrower may elect or (y) replace such Lender by requiring such Lender to assign and delegate (and such Lender shall be obligated to assign and delegate), without recourse (in accordance with and subject to the restrictions contained in Section 10.05), all of its interests, rights and obligations under this Agreement to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another Lender, if any Lender accepts such assignment); provided that (A) such Lender shall have received payment of an amount equal to the outstanding principal amount of its Loans and, if applicable, participations in LC Disbursements and Swingline Loans, in each case of such Class of Loans, Commitments and/or Additional Commitments, accrued interest thereon, accrued fees and all other amounts payable to it hereunder with respect to such Class of Loans, Commitments and/or Additional Commitments, (B) in the case of any assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments and (C) such assignment does not conflict with applicable law. No action by or consent of a Defaulting Lender or a Non-Consenting Lender shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon payment of the amounts described in clause (A) of the immediately preceding sentence. No Lender (other than a Defaulting Lender) shall be required to make any such assignment and delegation, and a Borrower may not repay the Loan Document Obligations of such Lender and a Borrower may not terminate its Commitments or Additional Commitments, if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling a Borrower to require such assignment and delegation cease to apply. Each Lender agrees that if it is replaced pursuant to this Section 2.19, it shall execute and deliver to the Administrative Agent an Assignment and Assumption to evidence such sale and purchase and shall deliver to the Administrative Agent any Promissory Note (if the assigning Lender’s Loans are evidenced by one or more Promissory Notes) subject to such Assignment and Assumption (provided that the failure of any Lender replaced pursuant to this Section 2.19 to execute an Assignment and Assumption or deliver any such Promissory Note shall not render such sale and purchase (and the corresponding assignment) invalid), such assignment shall be recorded in the Register and any such Promissory Note shall be deemed cancelled. Each Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Lender’s attorney-in-fact, with full authority in the place and stead of such Lender and in the name of such Lender, from time to time in the Administrative Agent’s discretion, with prior written notice to such Lender, to take any action and to execute any such Assignment and Assumption or other instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (b).

100 Section 2.20. [Reserved]. Section 2.21. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) Commitment Fees shall cease to accrue on the otherwise applicable portion of any Commitment of such Defaulting Lender pursuant to Section 2.12(a) and, subject to clause (d)(iv) below, on the participation of such Defaulting Lender in Letters of Credit pursuant to Section 2.12(b) and pursuant to any other provisions of this Agreement or other Loan Document. (b) The Commitments, Loans and LC Exposure of such Defaulting Lender shall not be included in determining whether all Lenders, each affected Lender, the Required Lenders, the Required Revolving Lenders or such other number of Lenders as may be required hereby or under any other Loan Document have taken or may take any action hereunder (including any consent to any waiver, amendment or modification pursuant to Section 10.02); provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender disproportionately and adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. (c) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of any Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.11, Section 2.15, Section 2.17, Section 2.18, Article 8, Section 10.05 or otherwise, and including any amounts made available to the Administrative Agent by such Defaulting Lender pursuant to Section 10.09), shall be applied at such time or times as may be determined by the Administrative Agent and, where relevant, the Borrower as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Collateral Agent and the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any applicable Issuing Bank and/or Swingline Lender hereunder; third, if so reasonably determined by the Administrative Agent or reasonably requested by the applicable Issuing Bank, to be held as Cash collateral for future funding obligations of such Defaulting Lender in respect of any participation in any Letter of Credit; fourth, so long as no Default or Event of Default exists, as the Parent Borrower may request, to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement; fifth, if so determined by the Administrative Agent or the Parent Borrower, to be held in a deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the non-Defaulting Lenders, Issuing Banks or Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any non-Defaulting Lender, any Issuing Bank or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loan or LC Exposure in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loan or LC Exposure was made or created, as applicable, at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Exposure owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Exposure owed to, such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to any Defaulting Lender that are applied (or held) to pay amounts owed by any Defaulting Lender or to post Cash collateral pursuant to

101 this Section 2.21(c) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (d) If any Swingline Loans or LC Exposure exists at the time any Revolving Lender becomes a Defaulting Lender then: (i) all or any part of such Swingline Loans and LC Exposure shall be reallocated among the non-Defaulting Revolving Lenders in accordance with their respective Applicable Percentages but only to the extent (i) the sum of all non-Defaulting Lenders’ Revolving Credit Exposures does not exceed the total of all non-Defaulting Revolving Lenders’ Revolving Credit Commitments and (ii) such reallocation does not, as to any non-Defaulting Lender, cause such non-Defaulting Lender’s Revolving Credit Exposure to exceed its Commitment; provided that, subject to Section 10.23, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from such Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the applicable Borrower shall, without prejudice to any other right or remedy available to it hereunder or under applicable Requirements of Law, within two Business Days following notice by the Administrative Agent, Cash collateralize 103% of such Defaulting Lender’s LC Exposure and any obligations of such Defaulting Lender to fund participations in any Swingline Loan (after giving effect to any partial reallocation pursuant to paragraph (i) above and any Cash collateral provided by such Defaulting Lender or pursuant to Section 2.21(c) above) or make other arrangements reasonably satisfactory to the Administrative Agent and to the applicable Issuing Bank and/or Swingline Lender with respect to such LC Exposure and/or Swingline Loans and obligations to fund participations. Cash collateral (or the appropriate portion thereof) provided to reduce LC Exposure or other obligations shall be released promptly following (A) the elimination of the applicable LC Exposure or other obligations giving rise thereto (including by the termination of the Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 2.19)) or (B) the Administrative Agent’s good faith determination that there exists excess Cash collateral (including as a result of any subsequent reallocation of Swingline Loans and LC Exposure among non-Defaulting Lenders described in clause (i) above); (iii) (A) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to this Section 2.21(d), then the fees payable to the Revolving Lenders pursuant to Section 2.12(a) and (b), as the case may be, shall be adjusted to give effect to such reallocation and (B) if the LC Exposure of any Defaulting Lender is Cash collateralized pursuant to this Section 2.21(d), then, without prejudice to any rights or remedies of the applicable Issuing Bank, any Lender or any Borrower hereunder, no letter of credit fees shall be payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure; and (iv) if any Defaulting Lender’s LC Exposure is not Cash collateralized, prepaid or reallocated pursuant to this Section 2.21(d) then, without prejudice to any rights or remedies of the applicable Issuing Bank or any Revolving Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the applicable Issuing Bank until such Defaulting Lender’s LC Exposure is Cash collateralized or reallocated.

102 (e) So long as any Revolving Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan, and no Issuing Bank shall be required to issue, extend, amend or increase any Letter of Credit unless it is reasonably satisfied that the related exposure will be 100% covered by the Revolving Credit Commitments of the non-Defaulting Lenders, Cash collateral provided pursuant to Section 2.21(c) and/or Cash collateral provided by the Borrower in accordance with Section 2.21(d), and participating interests in any such or newly issued or extended Letter of Credit or newly made Swingline Loan shall be allocated among non-Defaulting Revolving Lenders in a manner consistent with Section 2.21(d)(i) (it being understood that Defaulting Lenders shall not participate therein). (f) In the event that the Administrative Agent and the Parent Borrower agrees that any Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Applicable Percentage of Swingline Loans and LC Exposure of the Revolving Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Credit Commitment, and on such date such Revolving Lender shall purchase at par such of the Revolving Loans of the other Revolving Lenders (other than Swingline Loans) or participations in Revolving Loans as the Administrative Agent shall determine as are necessary in order for such Revolving Lender to hold such Revolving Loans or participations in accordance with its Applicable Percentage of the applicable Class. Notwithstanding the fact that any Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, (x) no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the applicable Borrower while such Lender was a Defaulting Lender and (y) except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. Section 2.22. Incremental Credit Extensions. (a) The Parent Borrower (or Subsidiary Guarantors that may become a Borrower) may, at any time, on one or more occasions pursuant to an Incremental Facility Amendment (i) add one or more new Classes of term facilities and/or increase the principal amount of any Additional Term Loans of any existing Class by requesting new term loan commitments to be added to such Loans (any such new Class or increase, an “Incremental Term Facility” and any loans made pursuant to an Incremental Term Facility, “Incremental Term Loans”) and/or (ii) add one or more new Classes of revolving commitments and/or increase the aggregate amount of the Revolving Credit Commitments of any existing Class (any such new Class or increase, an “Incremental Revolving Facility” and, together with any Incremental Term Facility, “Incremental Facilities”, or either or any thereof, an “Incremental Facility”; and the loans thereunder, “Incremental Revolving Loans” and, together with any Incremental Term Loans, “Incremental Loans”) in an aggregate outstanding principal amount not to exceed the Incremental Cap; provided that: (i) no Incremental Commitment in respect of any Incremental Term Facility may be in an amount that is less than $5,000,000 (or such lesser amount to which the Administrative Agent may reasonably agree), (ii) except as separately agreed from time to time between a Borrower and any Lender, no Lender shall be obligated to provide any Incremental Commitment, and the determination to provide such commitments shall be within the sole and absolute discretion of such Lender (it being agreed that no Borrower shall be obligated to offer the opportunity to any Lender to participate in any Incremental Facility), (iii) no Incremental Facility or Incremental Loan (nor the creation, provision or implementation thereof) shall require the approval of any existing Lender other than in its

103 capacity, if any, as a lender providing all or part of such Incremental Facility or Incremental Loan, (iv) any such Incremental Revolving Facility shall either (A) be subject to the same terms and conditions as any then-existing Revolving Facility (and be deemed added to, and made a part of, such Revolving Facility) (it being understood that, if required to consummate an Incremental Revolving Facility, the applicable Borrower may increase the pricing, interest rate margins, rate floors and undrawn fees on the applicable Revolving Facility being increased for all lenders under such Revolving Facility, but additional upfront or similar fees may be payable to the lenders participating in such Incremental Revolving Facility without any requirement to pay such amounts to any existing Revolving Lenders) or (B) mature no earlier than, and require no scheduled mandatory commitment reduction prior to, the Initial Revolving Credit Maturity Date and all other material terms (other than pricing, maturity, upfront, arrangement, structuring, underwriting, ticking, consent, amendment and other fees, participation in mandatory prepayments or commitment reductions and immaterial terms, which shall be determined by the applicable Borrower) shall be as agreed between the applicable Borrower and the lenders providing such Incremental Revolving Facility and administratively feasible to the Administrative Agent (it being understood that if any financial maintenance covenant is added for the benefit of any Incremental Revolving Facility and such financial maintenance covenant is more favorable to the lenders under the Incremental Revolving Facility than the Financial Covenants, either (x) such financial maintenance covenant shall only be applicable after the Latest Revolving Loan Maturity Date or (y) the Revolving Lenders shall also receive the benefit of such more favorable financial maintenance covenant (together with, at the election of the Parent Borrower, any applicable “equity cure” (or equivalent) provisions with respect thereto), (v) the Effective Yield (and the components thereof) applicable to any Incremental Facility may be determined by the applicable Borrower and the lender or lenders providing such Incremental Facility, (vi) the final maturity date with respect to any Incremental Term Loans shall be no earlier than the Initial Revolving Credit Maturity Date; provided, that the foregoing limitation shall not apply to customary bridge loans to finance Permitted Acquisitions or similar Investments so long as either (x) such bridge loans provide for the automatic exchange or conversion, subject to customary conditions, into indebtedness meeting the requirements set forth above in this clause (vi) or (y) such bridge loans are intended to be refinanced with qualified equity or indebtedness meeting the requirements set forth above in this clause (vi), (vii) the Weighted Average Life to Maturity of any Incremental Term Facility shall be no shorter than the remaining Weighted Average Life to Maturity of the Initial Revolving Facility; provided, that the foregoing limitation shall not apply to (A) customary bridge loans to finance Permitted Acquisitions or similar Investments so long as either (x) such bridge loans provide for the automatic exchange or conversion, subject to customary conditions, into indebtedness meeting the requirements set forth above in this clause (vii) or (y) such bridge loans are intended to be refinanced with qualified equity or indebtedness meeting the requirements set forth above in this clause (vii), (B) Customary Term A Loans and (C) Customary Term B Loans, (viii) subject to clauses (vi) and (vii) above, any Incremental Term Facility may otherwise have an amortization schedule as determined by the applicable Borrower and the lenders providing such Incremental Term Facility,

104 (ix) to the extent applicable, any fees payable in connection with any Incremental Facility shall be determined by the applicable Borrower and the arrangers and/or lenders providing such Incremental Facility, (x) (A) each Incremental Facility shall rank pari passu with the Credit Facilities, in each case in right of payment and, if secured, security and (B) no Incremental Facility may be (x) guaranteed by any Person which is not a Loan Party or (y) secured by Liens on any assets other than the Collateral, (xi) [reserved], (xii) no Event of Default shall exist immediately prior to or after giving effect to the effectiveness of such Incremental Facility (except in connection with any Permitted Acquisition or other Investment permitted hereunder or irrevocable repayment or redemption of Indebtedness, where no such Specified Event of Default shall exist at the time as elected by the Parent Borrower pursuant to Section 1.04(e)), (xiii) except as otherwise required or permitted in clauses (v) through (xi) above, all other terms of any Incremental Term Facility shall be as agreed between the applicable Borrower and the lenders providing such Incremental Term Facility and administratively feasible to the Administrative Agent (it being understood that if any financial maintenance covenant is added for the benefit of any Incremental Term Facility and such financial maintenance covenant is more favorable to the lenders under the Incremental Term Facility than the Financial Covenants, either (x) such financial maintenance covenant shall only be applicable after the Latest Revolving Loan Maturity Date or (y) the Revolving Lenders shall also receive the benefit of such more favorable financial maintenance covenant (together with, at the election of the Parent Borrower, any applicable “equity cure” (or equivalent) provisions with respect thereto), (xiv) the proceeds of any Incremental Facility may be used for general corporate purposes of the Parent Borrower and its Subsidiaries or any other purpose not prohibited by the terms of the Loan Documents, and (xv) on the date of the making of any Incremental Term Loans that will be added to any Class of then existing Additional Term Loans, and notwithstanding anything to the contrary set forth in Sections 2.08 or 2.13, such Incremental Term Loans shall be added to (and constitute a part of, be of the same Type as and, at the election of the Parent Borrower, have the same Interest Period as) each Borrowing of outstanding Additional Term Loans of such Class on a pro rata basis (based on the relative sizes of such Borrowings), so that each Term Lender providing such Incremental Term Loans will participate proportionately in each then-outstanding Borrowing of Additional Term Loans of such Class; it being acknowledged that the application of this clause may result in new Incremental Term Loans having Interest Periods (the duration of which may be less than one month) that begin during an Interest Period then applicable to outstanding Term SOFR Loans of the relevant Class and which end on the last day of such Interest Period. (b) Incremental Commitments may be provided by any existing Lender or by any other Eligible Assignee (any such other Eligible Assignee being called an “Additional Lender”); provided that the Administrative Agent (and, in the case of any Incremental Revolving Facility, the Swingline Lender and any Issuing Bank) shall have consented (such consent not to be unreasonably withheld, conditioned or delayed) to the relevant Additional Lender’s provision of Incremental Commitments if such consent would be required under Section 10.05(b) for an assignment of Loans to such Additional Lender;

105 provided further, that any Additional Lender that is an Affiliated Lender shall be subject to the provisions of Section 10.05(g), mutatis mutandis, to the same extent as if the relevant Incremental Commitments and related Loan Document Obligations had been obtained by such Lender by way of assignment. (c) Each Lender or Additional Lender providing a portion of any Incremental Commitment shall execute and deliver to the Administrative Agent and the Parent Borrower all such documentation (including the relevant Incremental Facility Amendment) as may be reasonably required by the Administrative Agent to evidence and effectuate such Incremental Commitment. On the effective date of such Incremental Commitment, each Additional Lender shall become a Lender for all purposes in connection with this Agreement. (d) As a condition precedent to the effectiveness of any Incremental Facility or the making of any Incremental Loans, (i) upon its request, the Administrative Agent shall have received customary written opinions of counsel, as well as such reaffirmation agreements, supplements and/or amendments as it shall reasonably require, (ii) the Administrative Agent shall have received, from each Additional Lender, an administrative questionnaire in the form provided to such Additional Lender by the Administrative Agent (the “Administrative Questionnaire”) and such other documents as it shall reasonably require from such Additional Lender, (iii) the Administrative Agent and applicable Additional Lenders shall have received all fees required to be paid in respect of such Incremental Facility or Incremental Loans and (iv) upon its request, the Administrative Agent shall have received a certificate of Parent Borrower signed by a Responsible Officer thereof: (A) certifying and attaching a copy of the resolutions adopted by the governing body of the applicable Borrower approving or consenting to such Incremental Facility or Incremental Loans, and (B) to the extent applicable, certifying that the condition set forth in clause (a)(xii) above has been satisfied. (e) Upon the implementation of any Incremental Revolving Facility pursuant to this Section 2.22: (i) if such Incremental Revolving Facility establishes Revolving Credit Commitments of the same Class as any then-existing Class of Revolving Credit Commitments, (i) each Revolving Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each relevant Incremental Revolving Facility Lender, and each relevant Incremental Revolving Facility Lender will automatically and without further act be deemed to have assumed a portion of such Revolving Lender’s participations hereunder in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Lenders’ (including each Incremental Revolving Facility Lender’s) (A) participations hereunder in Letters of Credit and (B) participations hereunder in Swingline Loans shall be held on a pro rata basis on the basis of their respective Revolving Credit Commitments (after giving effect to any increase in the Revolving Credit Commitment pursuant to this Section 2.22) and (ii) the existing Revolving Lenders of the applicable Class shall assign Revolving Loans to certain other Revolving Lenders of such Class (including the Revolving Lenders providing the relevant Incremental Revolving Facility), and such other Revolving Lenders (including the Revolving Lenders providing the relevant Incremental Revolving Facility) shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders of such Class participate in each outstanding borrowing of Revolving Loans pro rata on the basis of their respective Revolving Credit Commitments of such Class (after giving effect to any increase in the Revolving Credit

106 Commitment pursuant to this Section 2.22); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this clause (i); and (ii) if such Incremental Revolving Facility establishes Revolving Credit Commitments of a new Class, (1) the borrowing and repayment (except for (A) payments of interest and fees at different rates on any Revolving Facility, (B) repayments required upon the Maturity Date of any Revolving Facility and (C) repayments made in connection with any permanent repayment and termination of any Revolving Credit Commitments (subject to clause (3) below)) of Incremental Revolving Loans after the effective date of such Incremental Revolving Facility Commitments shall be made on a pro rata basis with any then-existing Revolving Facility, (2) all swingline loans and/or letters of credit made or issued, as applicable, under such Incremental Revolving Facility shall be participated on a pro rata basis by all Revolving Lenders and (3) any permanent repayment of Revolving Loans with respect to, and reduction or termination of Revolving Credit Commitments under, any Revolving Facility after the effective date of any Incremental Revolving Facility shall be made on a pro rata basis or less than pro rata basis with all other Revolving Facilities, except that the applicable Borrower shall be permitted to permanently repay Revolving Loans and terminate Revolving Credit Commitments of any Revolving Facility on a greater than pro rata basis (I) as compared to any other Revolving Facilities with a later Maturity Date than such Revolving Facility or (II) to the extent refinanced or replaced with a Replacement Revolving Facility or Replacement Debt. (f) On the date of effectiveness of any Incremental Revolving Facility, the maximum amount of LC Exposure and/or Swingline Loans, as applicable, permitted hereunder shall increase by an amount, if any, agreed upon by the Administrative Agent, the Parent Borrower and the relevant Issuing Bank and/or the Swingline Lender, as applicable. (g) The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Incremental Facility Amendment and/or any amendment to any other Loan Document with any Borrower as may be necessary in order to establish new or any increase in any Classes or sub-Classes in respect of Loans or commitments pursuant to this Section 2.22 (including, for instance, to increase the amortization of any existing Class of Additional Term Loans (or to provide for any existing Class of Additional Term Loans to have (or to again have) amortization) in order to have such existing Class of Additional Term Loans be “fungible” with any Incremental Term Facility that is to be added to such Loans) and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Parent Borrower in connection with the establishment or increase, as applicable, of such Classes or sub-Classes, in each case on terms consistent with this Section 2.22 (including with respect to the appointment of a Subsidiary Guarantor as a Borrower in respect of such Incremental Facility). (h) Notwithstanding anything to the contrary in this Section 2.22 (including Section 2.22(d)) or in any other provision of any Loan Document, if the proceeds of any Incremental Facility are intended to be applied to finance a Permitted Acquisition or other Investment permitted hereunder and the lenders providing such Incremental Facility so agree, the availability thereof shall be subject to customary “SunGard” or “certain funds” conditionality (including the making and accuracy of customary specified representations in connection with such Permitted Acquisition or other Investment permitted hereunder). (i) This Section 2.22 shall supersede any provision in Section 2.18 or 10.02 to the contrary.

107 Section 2.23. Extensions of Loans and Revolving Credit Commitments. (a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the applicable Borrower to all Lenders holding Loans of any Class or Commitments of any Class, in each case on a pro rata basis to the Lenders in such Class (based on the aggregate outstanding principal amount of the respective Loans or Commitments of such Class) and on the same terms to each such Lender, the applicable Borrower is hereby permitted from time to time to consummate transactions with any individual Lender who accepts the terms contained in the relevant Extension Offer to extend the Maturity Date of all or a portion of such Lender’s Loans and/or Commitments of such Class and otherwise modify the terms of all or a portion of such Loans and/or Commitments pursuant to the terms of the relevant Extension Offer (including by increasing the interest rate or fees payable in respect of such Loans and/or Commitments (and related outstandings) and/or modifying the amortization schedule, if any, in respect of such Loans) (each, an “Extension”); it being understood that (x) any Extended Revolving Credit Commitments shall constitute a separate Class of Revolving Credit Commitments from the Class of Revolving Credit Commitments from which they were converted and (y) no Lender shall have any obligation to accept any applicable Extension Offer, so long as the following terms are satisfied: (i) except as to (x) interest rates, fees and final maturity (which shall, subject to clause (iii)(y) below, be determined by the applicable Borrower and set forth in the relevant Extension Offer), (y) terms applicable to such Extended Revolving Credit Commitments or Extended Revolving Loans that are more favorable to the lenders or the agent of such Extended Revolving Credit Commitments or Extended Revolving Loans than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents on or prior to the effectiveness of such Extension for the benefit of the Revolving Lenders or, as applicable, the Administrative Agent pursuant to the applicable Extension Amendment and (z) any terms or other provisions applicable only to periods after the Latest Revolving Loan Maturity Date (in each case, as of the date of such Extension), the commitment of any Revolving Lender that agrees to an Extension (an “Extended Revolving Credit Commitment”; and the Loans thereunder, “Extended Revolving Loans”), and the related outstandings, shall be a revolving commitment (or related outstandings, as the case may be) with substantially consistent terms (or terms not less favorable to existing Revolving Lenders) as the Class of Revolving Credit Commitments subject to the relevant Extension Offer (and related outstandings) provided hereunder; provided that to the extent more than one Revolving Facility exists after giving effect to any such Extension, (1) the borrowing and repayment (except for (A) payments of interest and fees at different rates on any Revolving Facility (and related outstandings), (B) repayments required upon the Maturity Date of any Revolving Facility and (C) repayments made in connection with any permanent repayment and termination of any Revolving Credit Commitments (subject to clause (3) below)) of Extended Revolving Loans after the effective date of such Extended Revolving Credit Commitments shall be made on a pro rata basis with all other Revolving Facilities, (2) all swingline loans and/or letters of credit made or issued, as applicable, under any Extended Revolving Credit Commitment shall be participated on a pro rata basis by all Revolving Lenders of the applicable Class and (3) any permanent repayment of Revolving Loans with respect to, and reduction or termination of Revolving Credit Commitments under, any Revolving Facility after the effective date of such Extended Revolving Credit Commitments shall be made on a pro rata basis or less than pro rata basis with all other Revolving Facilities, except that the applicable Borrower shall be permitted to permanently repay Revolving Loans and terminate Revolving Credit Commitments of any Revolving Facility on a greater than pro rata basis (I) as compared to any other Revolving Facilities with a later Maturity Date than such Revolving Facility or (II) to the extent refinanced or replaced with a Replacement Revolving Facility or Replacement Debt;

108 (ii) [reserved]; (iii) (x) [reserved] and (y) no Extended Revolving Credit Commitments or Extended Revolving Loans shall have a final maturity date earlier than (or require commitment reductions prior to) the then applicable Latest Revolving Loan Maturity Date; (iv) [reserved]; (v) [reserved]; (vi) [reserved]; (vii) if the aggregate principal amount of Loans or commitments, as the case may be, in respect of which Lenders shall have accepted the relevant Extension Offer exceeds the maximum aggregate principal amount of Loans or commitments, as the case may be, offered to be extended by the applicable Borrower pursuant to such Extension Offer, then the Loans or commitments, as the case may be, of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) held by Lenders that have accepted such Extension Offer; (viii) unless the Administrative Agent otherwise agrees, each Extension shall be in a minimum amount of $5,000,000; (ix) any applicable Minimum Extension Condition shall be satisfied or waived by the Parent Borrower; and (x) all documentation in respect of such Extension shall be consistent with the foregoing. (b) With respect to any Extension consummated pursuant to this Section 2.23, (i) no such Extension shall constitute a voluntary or mandatory prepayment for purposes of Section 2.11, (ii) the scheduled amortization payments (in so far as such schedule affects payments due to Lenders participating in the relevant Class) set forth in Section 2.10 shall be adjusted to give effect to such Extension of the relevant Class and (iii) except as set forth in clause (a)(viii) above, no Extension Offer is required to be in any minimum amount or any minimum increment; provided that the Parent Borrower may, at its election, specify as a condition (a “Minimum Extension Condition”) to consummating such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Parent Borrower’s sole discretion and which may be waived by the Parent Borrower in its sole discretion) of Loans or commitments (as applicable) of any or all applicable Classes be tendered. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.23 (including, for the avoidance of doubt, any payment of any interest, fees or premium in respect of any tranche of Extended Revolving Credit Commitments on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (including Sections 2.10, 2.11 or 2.18) or any other Loan Document that may otherwise prohibit any Extension or any other transaction contemplated by this Section. (c) No consent of any Lender or the Administrative Agent shall be required to effectuate any Extension, other than (A) the consent of each Lender agreeing to such Extension with respect to one or more of its Loans and/or commitments under any Class (or a portion thereof), (B) with respect to any Extension of the Revolving Credit Commitments, the consent of each Issuing Bank to the extent the commitment to provide Letters of Credit is to be extended and (C) with respect to any Extension of the

109 Revolving Credit Commitments, the consent of the Swingline Lender to the extent the swingline facility is to be extended (in each case which consent shall not be unreasonably withheld or delayed). All Extended Revolving Credit Commitments and all obligations in respect thereof shall constitute Obligations under this Agreement and the other Loan Documents that are secured by the Collateral and guaranteed on a pari passu basis with all other Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Extension Amendment and such other amendments to this Agreement and the other Loan Documents with any Borrower as may be necessary in order to establish new Classes or sub-Classes in respect of Loans or commitments so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Parent Borrower in connection with the establishment of such new Classes or sub-Classes, in each case on terms consistent with this Section 2.23. (d) In connection with any Extension, the Parent Borrower shall provide the Administrative Agent at least five Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.23. ARTICLE 3 REPRESENTATIONS AND WARRANTIES On the dates and to the extent required pursuant to Section 4.01 or Section 4.02, as applicable, each Borrower and each other Loan Party hereby represent and warrant to the Lenders that: Section 3.01. Organization; Powers. The Parent Borrower and each of its Restricted Subsidiaries (a) is (i) duly organized, incorporated or registered (as applicable) and validly existing and (ii) in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of its jurisdiction of organization, incorporation or registration (as applicable) (b) has all requisite organizational power and authority to own its property and assets and to carry on its business as now conducted and (c) is qualified to do business in, and is in good standing (to the extent such concept exists in the relevant jurisdiction) in, every jurisdiction where its ownership, lease or operation of properties or conduct of its business requires such qualification; except, in each case referred to in this Section 3.01 (other than clause (a)(i) and (b), in each case with respect to the Parent Borrower) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Section 3.02. Authorization; Enforceability. The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party are within such Loan Party’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. Each Loan Document to which any Loan Party is a party has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to the Legal Reservations. Section 3.03. Governmental Approvals; No Conflicts. The execution and delivery of each Loan Document by each Loan Party party thereto and the performance by such Loan Party thereof (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect (except to the extent not required to be obtained or made pursuant to the Collateral and Guarantee Requirement), (ii) in connection with the Perfection Requirements and (iii) such consents, approvals, registrations, filings or other actions the failure to obtain or make which would not be reasonably expected to have a Material

110 Adverse Effect, (b) will not violate any (i) of such Loan Party’s Organizational Documents or (ii) Requirements of Law applicable to such Loan Party which, in the case of this clause (b)(ii), would reasonably be expected to have a Material Adverse Effect and (c) will not violate or result in a default under any material Contractual Obligation in respect of Indebtedness having an aggregate principal amount exceeding the Threshold Amount to which such Loan Party is a party which, in the case of this clause (c), would reasonably be expected to result in a Material Adverse Effect. Section 3.04. Financial Condition; No Material Adverse Effect. (a) After the Closing Date, the financial statements most recently provided pursuant to Section 5.01(a) or (b), as applicable, present fairly, in all material respects, the financial position, results of operations and cash flows of the Parent Borrower on a consolidated basis as of such dates and for such periods in accordance with GAAP, (x) except as otherwise expressly noted therein, (y) subject, in the case of quarterly financial statements, to the absence of footnotes and normal year-end audit adjustments and (z) except as may be necessary to reflect any differing entity and/or organizational structure prior to giving effect to the Transactions. (b) Since the Closing Date, there have been no events, developments or circumstances that have had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 3.05. Properties. (a) [Reserved]. (b) The Parent Borrower and each of its Restricted Subsidiaries have good and valid fee simple title to or rights to purchase, or valid leasehold interests in, or easements or other limited property interests in, all of their respective Real Estate Assets and have good title to their personal property and assets, in each case material to the business, except (i) for Permitted Liens, (ii) for defects in title that do not materially interfere with their ability to conduct their business as currently conducted or to utilize such properties and assets for their intended purposes, or (iii) where the failure to have such title or interest would not reasonably be expected to have a Material Adverse Effect. (c) The Parent Borrower and each of its Restricted Subsidiaries owns or otherwise has a license or right to use all Patents, Trademarks, Copyrights, and other intellectual property rights (“IP Rights”) necessary for the conduct of its respective business as presently conducted, and, to the knowledge of the Parent Borrower, neither the Parent Borrower nor any of the Restricted Subsidiaries is infringing, misappropriating, diluting or otherwise violating the IP Rights of any third party, except to the extent such failure to own or license or have rights to use would not, or where such infringement or violations would not, reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 3.06. Litigation and Environmental Matters. Except as set forth on Schedule 3.06: (a) there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Parent Borrower, threatened in writing against the Parent Borrower or any of its Restricted Subsidiaries which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; (b) except for any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (i) neither the Parent Borrower nor any of its Restricted

111 Subsidiaries has received any Environmental Claim nor, to the knowledge of the Parent Borrower, is any Environmental Claim threatened and (ii) neither the Parent Borrower nor any of its Restricted Subsidiaries is in violation of any Environmental Law or knows of any basis for any liability under Environmental Laws; and (c) neither the Parent Borrower nor any of its Restricted Subsidiaries have treated, stored, transported, Released or disposed of any Hazardous Material at or from any currently or formerly owned, leased or operated real estate or facility in a manner that would reasonably be expected to have a Material Adverse Effect. Section 3.07. Compliance with Laws. The Parent Borrower and each of its Restricted Subsidiaries are in compliance with all Requirements of Law applicable to it or its property, except, in each case where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, it being understood and agreed that this Section 3.07 shall not apply to any law specifically referenced in Section 3.17. Section 3.08. Investment Company Status. No Loan Party is required to be registered as an “investment company” under the Investment Company Act of 1940. Section 3.09. Taxes. The Parent Borrower and its Subsidiaries have timely filed or caused to be filed all U.S. federal, state and other tax returns and reports required to be filed, and have paid all foreign, federal, state, provincial and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 3.10. ERISA. (a) Each Employee Benefit Plan is in compliance with its terms and with ERISA and the Code and all other applicable laws and regulations, except where any failure to comply would not reasonably be expected to result in a Material Adverse Effect. (b) In the five-year period prior to the date on which this representation is made or deemed made, no ERISA Event has occurred or is reasonably expected to occur that, whether taken individually or together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. Section 3.11. Disclosure. (a) As of the Closing Date, to the knowledge of the Parent Borrower, all written factual information (other than the Projections, the Model, other forward-looking or projected information, pro forma information and information of a general economic or general industry nature (including any reports or memoranda prepared by third party consultants)) concerning the Parent Borrower and its Restricted Subsidiaries and the Transactions and that was prepared by or on behalf of the Parent Borrower or its Restricted Subsidiaries or their respective representatives and made available to any Lender or the Administrative Agent in connection with the Transactions on or before the Closing Date (the “Information”), when taken as a whole, did not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (after giving effect to all supplements and updates thereto from time to time).

112 (b) The Projections have been prepared in good faith based upon assumptions believed by the Parent Borrower to be reasonable at the time furnished (it being recognized that such Projections are not to be viewed as a guarantee of financial performance or as facts and are subject to significant uncertainties and contingencies many of which are beyond the Parent Borrower’s control, that no assurance can be given that any particular financial projections (including the Projections) will be realized, that actual results may differ from projected results and that such differences may be material). (c) As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all material respects. Section 3.12. Solvency. As of the Closing Date, immediately after the consummation of the Transactions to occur on the Closing Date and the incurrence of indebtedness and obligations on the Closing Date in connection with this Agreement and the Transactions, (i) the sum of the debt (including contingent liabilities) of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, does not exceed the fair value of the assets of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, (ii) the capital of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, contemplated as of the Closing Date and (iii) the Parent Borrower and its Restricted Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts (taking into account any refinancing thereof) as they mature in the ordinary course of business. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liability meets the criteria for accrual under Statement of Financial Accounting Standards No. 5). Section 3.13. Capitalization and Subsidiaries. The Perfection Certificate sets forth, in each case as of the Closing Date, (a) a correct and complete list of the name of each subsidiary of the Parent Borrower and the ownership interest therein held by the Parent Borrower or its applicable subsidiaries and (b) the type of entity of the Parent Borrower and each of their subsidiaries. Section 3.14. Security Interest in Collateral. Subject to the Legal Reservations and the Perfection Requirements, the provisions, limitations and/or exceptions set forth in this Agreement and/or the other relevant Loan Documents (including any Acceptable Intercreditor Agreement), the Collateral Documents create legal, valid and enforceable Liens on all of the Collateral described therein in favor of the Collateral Agent, for the benefit of itself and the other Secured Parties, and upon the satisfaction of the applicable Perfection Requirements, such Liens constitute perfected Liens (with the priority such Liens are expressed to have within the relevant Collateral Documents) on the Collateral (to the extent such Liens are required to be perfected under the terms of the Loan Documents) securing the Obligations, in each case as and to the extent set forth therein. For the avoidance of doubt, notwithstanding anything herein or in any other Loan Document to the contrary, neither the Parent Borrower nor any other Loan Party makes any representation or warranty (other than any representation or warranty expressly made in such Loan Document) as to (A) the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Capital Stock of any Subsidiary, or as to the rights and remedies of the Collateral Agent, the Administrative Agent or any Lender with respect thereto, under foreign Requirements of Law, (B) the enforcement of any security interest or right or remedy with respect to any Collateral that may be limited or restricted by, or require any consent, authorization, approval or license under, any Requirement of Law, (C) on the Closing Date and until required pursuant to Section 5.12, as applicable, the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent the same is not required on the Closing Date pursuant to Section 4.01 or (D) any Excluded Asset.

113 Section 3.15. Labor Disputes. As of the Closing Date, except as individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes, lockouts or slowdowns against the Parent Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of the Parent Borrower or any of its Restricted Subsidiaries, threatened in writing and (b) the hours worked by and payments made to employees of the Parent Borrower and its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, provincial, local or foreign law dealing with such matters. Section 3.16. Federal Reserve Regulations. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that results in a violation of the provisions of Regulation U and Regulation X. Section 3.17. USA PATRIOT Act, Sanctions and Anti-Corruption Laws. (a) (i) Neither the Parent Borrower, any of its Subsidiaries, any director, officer, or employee of any of the Parent Borrower or any of its Subsidiaries, nor, to the knowledge of the Parent Borrower, any agent of the Parent Borrower or any of its Subsidiaries that will act in any capacity in connection with this Agreement, is a Sanctioned Person; and (ii) no Borrower will directly or, to its knowledge, indirectly use the proceeds of the Loans or otherwise make available such proceeds to any Sanctioned Person, for the purpose of financing the activities of any Sanctioned Person, or in any Sanctioned Country, in each case except to the extent permitted for a Person required to comply with Sanctions, or in any manner that would result in the violation of applicable Sanctions by any Person party to this Agreement. (b) Each Loan Party is in compliance with the USA PATRIOT Act and Sanctions and Anti- Corruption Laws in all material respects. (c) No part of the proceeds of any Loan and no Letter of Credit will be used, directly or, to the knowledge of the Parent Borrower, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or any other Person or entity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the U.S. Foreign Corrupt Practices Act of 1977. (d) The Parent Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Parent Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. ARTICLE 4 CONDITIONS Section 4.01. Closing Date. The obligations of (i) each Lender to make Loans and (ii) any Issuing Bank to issue Letters of Credit shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02): (a) Credit Agreement and Loan Documents. The Administrative Agent (or its counsel) shall have received from each Loan Party party thereto a counterpart signed by each such Loan Party (or written evidence reasonably satisfactory to the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method) that such party has signed a counterpart) of (A) this Agreement, (B) each Collateral Document, (C) the Loan Guaranty (subject to Section 5.17) and (D) any Promissory Note requested by a Lender at least three Business Days prior to the Closing Date.

114 (b) Legal Opinions. The Administrative Agent (or its counsel) shall have received, on behalf of the Administrative Agent, the Lenders and each Issuing Bank on the Closing Date, a customary written opinion of (i) Davis Polk & Wardwell LLP, in its capacity as special New York counsel to the Loan Parties and (ii) Morris, Nichols, Arsht & Tunnell LLP in its capacity as special Delaware counsel to the Loan Parties, in each case, dated the Closing Date and addressed to each Administrative Agent, the Collateral Agent, the Lenders and each Issuing Bank. (c) Solvency. The Administrative Agent shall have received a solvency certificate, in the form attached hereto as Exhibit I, dated as of the Closing Date from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Parent Borrower in the form attached as Exhibit I hereto. (d) Secretary’s Certificates; Certified Charters; Good Standing Certificates. The Administrative Agent (or its counsel) shall have received (i) a certificate of each Loan Party (or of the Parent Borrower, on behalf of such Loan Party) dated the Closing Date and executed by a secretary, assistant secretary, director or other senior officer (as the case may be) of such Loan Party (or of the Parent Borrower, on behalf of such Loan Party), which shall, as to such Loan Party (A) certify that attached thereto is a true and complete copy of the resolutions or written consents of its shareholders (provided that for purposes of the Parent Borrower, no such resolutions or written consents of its shareholders shall be required), supervisory board and/or consents of its board of directors, board of managers, members or other governing body authorizing the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of a Borrower, the borrowings and issuance of Promissory Notes (if any) hereunder, and that such resolutions or written consents have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect (provided that if the Organizational Documents of a Loan Party authorize the execution, delivery and performance of the Loan Documents to which it is a party without any such resolution or written consent, such resolution or written consent need not be attached to such certificate), (B) identify by name and title and bear the signatures of (x) the officers, managers, directors or authorized signatories of such Loan Party authorized to sign the Loan Documents to which it is a party on the Closing Date or (y) the individuals to whom such officers, managers, directors or authorized signatories of such Loan Party have granted powers of attorney to sign the Loan Documents to which such Loan Party is a party and (C) certify (x) that attached thereto is a true and complete copy of the Organizational Documents of such Loan Party, which have been certified to the extent customary in the relevant jurisdiction by the relevant authority of the jurisdiction of organization, incorporation or registration (as applicable) of such Loan Party and a true and correct copy of its by-laws or operating, management, partnership or similar agreement (if any); provided that the Parent Borrower will certify as to its certificate of incorporation, any change of name certificates, memorandum and articles of association (and any amendments thereto), register of directors and officers and register of mortgages and charges and (y) that such documents or agreements have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date), (ii) a good standing (or equivalent) certificate (if applicable) as of a recent date for such Loan Party from the relevant authority of its jurisdiction of organization, incorporation or registration (as applicable) (provided that in respect of the Parent Borrower, such certificate of good standing to be dated within 30 days of the Closing Date) and (iii) such other documents as the Administrative Agent may reasonably request. (e) Closing Certificate. The Administrative Agent (or its counsel) shall have received a certificate of each Loan Party (or by the Parent Borrower on behalf of each Loan Party), dated the Closing Date and executed by a secretary, assistant secretary, director, authorized signatory or other senior officer (as the case may be) thereof, which shall certify the matters set forth in Sections 4.02(b) and (c).

115 (f) Fees. Prior to or substantially concurrently with the incurrence of the Initial Revolving Facility hereunder, the Administrative Agent shall have received: (i) all fees required to be paid by the Parent Borrower on the Closing Date pursuant to the Fee Letters; and (ii) all expenses required to be paid by the Parent Borrower for which invoices have been presented at least three Business Days prior to the Closing Date (including the reasonable fees and expenses of legal counsel for the Administrative Agent that are payable under the engagement letter entered into between the Arranger and the Parent Borrower with respect to the Credit Facilities), in each case on or before the Closing Date. (g) Lien Searches; Perfection Certificate. The Administrative Agent (or its counsel) shall have received (x) results of customary lien searches, which are reasonably satisfactory to it and (y) a completed Perfection Certificate dated the Closing Date and signed by a Responsible Officer of each Loan Party (or by the Parent Borrower on behalf of each Loan Party), together with all attachments contemplated thereby. (h) Notices, Filings, Registrations and Recordings. Subject to Section 5.17, each notice, application, register or document (including any UCC financing statement) required by any Collateral Document or under law to be delivered, filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected (or purported to be perfected) Lien on the Collateral required to be delivered pursuant to such Collateral Document, shall be delivered (to the extent required under the relevant Collateral Document) or in proper form for filing, registration or recordation as evidence of such perfection. (i) USA PATRIOT Act. (i) No later than three Business Days in advance of the Closing Date, the Administrative Agent shall have received all documentation and other information reasonably requested in writing by the Administrative Agent with respect to any Loan Party at least ten Business Days in advance of the Closing Date, which documentation or other information is required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and (ii) at least three days prior to the Closing Date, if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver a Beneficial Ownership Certification. (j) Insurance. Subject to Section 5.17, the Administrative Agent shall have received evidence of insurance coverage in compliance with the terms of Section 5.05. (k) [Reserved]. (l) Closing Date Undertakings. The Administrative Agent (or its counsel) shall have received, on behalf of the Administrative Agent, the Lenders and each Issuing Bank on the Closing Date, duly executed copies of the Loan Documents listed on Schedule 4.01(l) and the Parent Borrower and the Loan parties shall comply with the provisions set forth in Schedule 4.01(l). For purposes of determining whether the conditions specified in this Section 4.01 have been satisfied on the Closing Date, by releasing their signature pages to this Agreement, the Administrative Agent, the Collateral Agent and each Lender that has executed this Agreement on the Closing Date shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent, the Collateral Agent or such Lender, as the case may be.

116 Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the parties hereto acknowledge and agree that (i) the delivery of any document or instrument, and the taking of any action, set forth on Schedule 5.17 hereto shall not be a condition precedent to the Closing Date but shall be required to be satisfied after the Closing Date in accordance with Section 5.17 hereto, and (ii) all conditions precedent and representations, warranties, covenants, Events of Default and other provisions contained in this Agreement and the other Loan Documents shall be deemed modified as set forth on Schedule 5.17 hereto (and to permit the taking of the actions described therein within the time periods required therein, rather than as elsewhere provided in the Loan Documents). Section 4.02. Each Credit Extension. The obligation of each Lender to make a Credit Extension (which, for the avoidance of doubt (including for purposes of the last paragraph of this Section 4.02 but not clause (a) of this Section 4.02), shall not include (A) any Incremental Loans advanced in connection with any acquisition, other Investment or irrevocable repayment or redemption of Indebtedness and/or (B) any Credit Extension under any Incremental Facility Amendment, Refinancing Amendment and/or Extension Amendment, in each case to the extent not otherwise required by the lenders in respect of thereof) is subject solely to the satisfaction of the following conditions: (a) (i) In the case of a Borrowing, the Administrative Agent shall have received a Borrowing Request as required by Section 2.03, (ii) in the case of the issuance of a Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance of such Letter of Credit as required by Section 2.05(b) or (iii) in the case of a Borrowing of Swingline Loans, the Swingline Lender and the Administrative Agent shall have received a request as required by Section 2.04(a). (b) The representations and warranties of the Loan Parties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of any such Credit Extension with the same effect as though such representations and warranties had been made on and as of the date of such Credit Extension and excluding, after the Closing Date, the representations and warranties set forth in Section 3.11(b) (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects); provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects as of such date or for such period. (c) At the time of and immediately after giving effect to the applicable Credit Extension, no Event of Default or Default shall have occurred and be continuing. Each Credit Extension shall be deemed to constitute a representation and warranty by the applicable Borrower on the date thereof as to the matters specified in paragraphs (b) and (c) of this Section. ARTICLE 5 AFFIRMATIVE COVENANTS From the Closing Date until the date on which all Commitments have expired with no pending drawings or terminated and the principal of and interest on each Loan and all fees, expenses and other Loan Document Obligations payable under any Loan Document (other than contingent indemnification obligations for which no claim or demand has been made) have been paid in full in Cash and all Letters of Credit have expired with no pending drawings or have been terminated (or have been (x) collateralized or back-stopped by a letter of credit or otherwise in a manner reasonably satisfactory to the Administrative Agent and the relevant Issuing Bank or (y) deemed reissued under another agreement in a manner

117 reasonably satisfactory to the Administrative Agent and the relevant Issuing Bank) and all LC Disbursements have been reimbursed (such date, the “Termination Date”), the Parent Borrower (solely with respect to Sections 5.01, 5.02 and 5.03) and each other Loan Party party hereto hereby covenant and agree with the Lenders that: Section 5.01. Financial Statements and Other Reports. The Parent Borrower will deliver to the Administrative Agent, for delivery by the Administrative Agent to each Lender: (a) Quarterly Financial Statements. Within 60 days after the end of each Fiscal Quarter (other than any Fiscal Quarter ending on the last day of a Fiscal Year), commencing with such Fiscal Quarter ending September 30, 2025, (i) the unaudited consolidated statement of financial position of the Parent Borrower as at the end of such Fiscal Quarter and the related unaudited consolidated statements of income and cash flows of the Parent Borrower for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, and setting forth, in reasonable detail, in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail, together with a Responsible Officer Certification (which may be included in the applicable Compliance Certificate) with respect thereto and (ii) a Narrative Report, provided that such financial statements shall not be required to reflect any purchase accounting adjustments relating to any acquisition consummated after the Closing Date; (b) Annual Financial Statements. Within 90 days after the end of each Fiscal Year, commencing with the Fiscal Year ended December 31, 2025, (i) the consolidated statement of financial position of the Parent Borrower as at the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows of the Parent Borrower for such Fiscal Year and setting forth, in reasonable detail, in comparative form the corresponding figures for the previous Fiscal Year and (ii) with respect to such consolidated financial statements, (A) a report thereon of an independent certified public accountant (or accountants) of recognized national standing or another accounting firm reasonably acceptable to the Administrative Agent (which report shall not be subject to a “going concern” or scope of audit qualification (except for any such qualification pertaining to, or disclosure of an exception or qualification resulting from, (x) the maturity (or impending maturity) of any Credit Facility or any other Indebtedness, (y) any breach or anticipated breach of any financial covenant or (z) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary) but may include a “going concern” or “emphasis of matter” explanatory paragraph or like statement), and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Parent Borrower as at the dates indicated and its income and cash flows for the periods indicated in conformity with GAAP and (B) a Narrative Report; (c) Compliance Certificate; Unrestricted Subsidiaries. (i) Within five Business Days after the delivery of financial statements pursuant to Section 5.01(a) or 5.01(b), a duly executed and completed Compliance Certificate and (ii) within five Business Days after the delivery of financial statements of the Parent Borrower pursuant to Section 5.01(b), (A) a summary (which may be in footnote form) of the pro forma adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such financial statements and (B) a list identifying each subsidiary of the Parent Borrower as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such financial statements or confirming that there is no change in such information since the later of the Closing Date and the most recent prior delivery of such information; (d) [Reserved]; (e) Notice of Default or Event of Default. Promptly upon any Responsible Officer of the Parent Borrower obtaining knowledge of (i) any Default or Event of Default or (ii) the occurrence of any

118 event or change that has caused or evidences or would reasonably be expected to cause or evidence, either individually or in the aggregate, a Material Adverse Effect, a reasonably detailed notice specifying the nature and period of existence of such condition, event or change and what action the Parent Borrower has taken, is taking and proposes to take with respect thereto; (f) Notice of Litigation. Promptly upon any Responsible Officer of the Parent Borrower obtaining knowledge of the institution of any Adverse Proceeding not previously disclosed in writing by the Parent Borrower to the Administrative Agent that would reasonably be expected to have a Material Adverse Effect, written notice thereof by the Parent Borrower together with such other non-privileged information as may be reasonably available to the Loan Parties to enable the Lenders to evaluate such matters; (g) ERISA. Promptly upon any Responsible Officer of the Parent Borrower becoming aware of the occurrence of any ERISA Event that would reasonably be expected to have a Material Adverse Effect, a written notice specifying the nature thereof; (h) [Reserved]; (i) Information Regarding Collateral. Without limiting the express terms of any applicable Collateral Document, promptly (and, in any event, within 60 days of the relevant change or such later date as the Collateral Agent may agree) written notice of any change (i) in any Loan Party’s legal name, (ii) in any Loan Party’s type of organization, (iii) in any Loan Party’s jurisdiction of organization, incorporation or registration (or other applicable “location” for purposes of the UCC) or (iv) in any Loan Party’s organizational, incorporation or registration identification number, in the case of this clause (iv), to the extent such information is necessary to enable the Collateral Agent to perfect, protect or maintain the perfection and priority of its security interest in the Collateral of the relevant Loan Party; (j) Certain Reports. Promptly upon their becoming publicly available and without duplication of any obligations with respect to any such information that is otherwise required to be delivered under the provisions of any Loan Document, copies of (i) all financial statements, material reports, material notices and proxy statements sent or made available generally by the Parent Borrower to its security holders acting in such capacity and (ii) all material regular and periodic reports and all material registration statements and prospectuses, if any, filed by the Parent Borrower or any of its Restricted Subsidiaries with any securities exchange or with the SEC or any analogous governmental or private regulatory authority with jurisdiction over matters relating to securities (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered), exhibits to any registration statement and, if applicable, any registration statement on Form S- 8 or a similar form); provided that no such delivery shall be required hereunder with respect to any of the foregoing to the extent that such are publicly available via EDGAR; and (k) [Reserved]; and (l) Other Information. Such other certificates, reports and information (financial or otherwise) as the Administrative Agent may reasonably request from time to time regarding the financial condition or business of the Parent Borrower and its Restricted Subsidiaries or compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws; provided, however, that neither the Parent Borrower nor any Restricted Subsidiary shall be required to disclose or provide any information (i) that constitutes non-financial trade secrets or non- financial proprietary information of the Parent Borrower or any of its subsidiaries or any of their respective customers and/or suppliers, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or any of their respective representatives) is prohibited by any applicable Requirement of

119 Law, (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product or (iv) in respect of which the Parent Borrower or any Restricted Subsidiary owes confidentiality obligations to any third party (provided such confidentiality obligations were not entered into solely in contemplation of the requirements of this Section 5.01(l)); provided, further, that in the event the Parent Borrower does not provide any certificate, report or information requested pursuant to this Section 5.01(l) in reliance on the preceding proviso, the Parent Borrower shall provide notice to the Administrative Agent that such certificate, report or information is being withheld and the Parent Borrower shall use commercially reasonable efforts to describe, to the extent both feasible and permitted under applicable Requirements of Law or confidentiality obligations, or without waiving such privilege, as applicable, the applicable certificate, report or information. Documents required to be delivered pursuant to this Section 5.01 may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which the Parent Borrower (or a representative thereof) (x) posts such documents or (y) provides a link thereto at the website address listed on Schedule 10.01 (as updated from time to time); provided that, other than with respect to items required to be delivered pursuant to Section 5.01(j) above, the Parent Borrower shall promptly notify (which notice may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents or a link thereto on such website and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents; (ii) on which such documents are delivered by the Parent Borrower to the Administrative Agent for posting on behalf of the Parent Borrower on IntraLinks, SyndTrak or another relevant secure website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); (iii) on which such documents are faxed to the Administrative Agent (or electronically mailed to addresses provided by the Administrative Agent); or (iv) in respect of the items required to be delivered pursuant to Section 5.01(j) above in respect of information filed by the Parent Borrower or any of its Restricted Subsidiaries with any securities exchange or with the SEC or any analogous governmental or private regulatory authority with jurisdiction over matters relating to securities (other than Form 10-Q Reports and Form 10-K Reports), on which such items have been made available on the SEC website or the website of the relevant analogous governmental or private regulatory authority or securities exchange. Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 5.01 may instead be satisfied with respect to any financial statements of the Parent Borrower (including with respect to delivery of a Narrative Report) by furnishing (A) the applicable financial statements of any Parent Company or (B) any Parent Company’s Form 10-Q or 10-K, as applicable, filed with the SEC or any securities exchange, in each case, within the time periods specified in such paragraphs and without any requirement to provide notice of such filing to the Administrative Agent or to any Lender; provided, that, with respect to each of clauses (A) and (B), (i) if (1) such financial statements relate to any Parent Company and (2) either (I) such Parent Company (or any other Parent Company that is a subsidiary of such Parent Company) has any material third party Indebtedness and/or material operations (as determined by the Parent Borrower in good faith and other than any operations that are attributable solely to such Parent Company’s ownership of the Parent Borrower and its subsidiaries) or (II) there are material differences between the financial statements of such Parent Company and its consolidated subsidiaries, on the one hand, and the Parent Borrower and its consolidated subsidiaries, on the other hand, such financial statements or the Form 10-Q or Form 10-K, as applicable, shall be accompanied by consolidating information (which need not be audited) that summarizes in reasonable detail the differences between the information relating to such Parent Company, on the one hand, and the information relating to the Parent Borrower and its consolidated subsidiaries on a standalone basis, on the other hand, which consolidating information shall be certified by a Responsible Officer of the Parent Borrower as having been fairly presented in all material respects and (ii) to the extent such statements are in lieu of statements required to be provided under Section 5.01(b), such statements shall be accompanied by a report and opinion of an

120 independent registered public accounting firm of nationally recognized standing or another accounting firm reasonably acceptable to the Administrative Agent, which report and opinion shall satisfy the applicable requirements set forth in Section 5.01(b) as if the references to “the Parent Borrower” therein were references to such Parent Company. No financial statement required to be delivered pursuant to Section 5.01(a) or (b) shall be required to include acquisition accounting adjustments relating to any Permitted Acquisition or other Investment to the extent it is not practicable to include any such adjustments in such financial statement. Section 5.02. Existence. Except as otherwise permitted under Section 6.07 or as a result of the consummation of a Permitted Reorganization, the Parent Borrower will, and the Parent Borrower will cause each of its Restricted Subsidiaries to, at all times preserve and keep in full force and effect their existence and all rights, franchises, licenses and permits material to their business except, other than with respect to the preservation of the existence of the Parent Borrower, to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect; provided that neither the Parent Borrower nor any of the Parent Borrower’s Restricted Subsidiaries shall be required to preserve any such existence (other than with respect to the preservation of existence of the Parent Borrower, except as otherwise permitted under Section 6.07 or as a result of the consummation of a Permitted Reorganization), right, franchise, license or permit if a Responsible Officer of such Person or such Person’s board of directors (or similar governing body) determines that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to the Lenders. Section 5.03. Payment of Taxes. The Parent Borrower will, and the Parent Borrower will cause each of its Restricted Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income or businesses or franchises when due and payable; unless (a) such Tax is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (i) adequate reserves or other appropriate provisions, as are required in conformity with GAAP, have been made therefor and (ii) in the case of a Tax which has or may become a Lien against a material portion of the Collateral, such contest proceedings conclusively operate to stay the sale of such portion of the Collateral to satisfy such Tax or (b) failure to pay or discharge the same would not reasonably be expected to result in a Material Adverse Effect. Section 5.04. Maintenance of Properties. The Parent Borrower will, and the Parent Borrower will cause each of its Restricted Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear and casualty and condemnation excepted, all material tangible property reasonably necessary to the normal conduct of business of the Parent Borrower and its Restricted Subsidiaries and from time to time will make or cause to be made all needed and appropriate repairs, renewals and replacements thereof and use commercially reasonable efforts to prosecute, renew and maintain in full force and effect all material IP Rights owned by the Parent Borrower or any of its Restricted Subsidiaries, in each case, except as expressly permitted by this Agreement or where the failure to maintain such tangible properties, make such repairs, renewals or replacements or prosecute, renew and maintain such material IP Rights would not reasonably be expected to have a Material Adverse Effect. Section 5.05. Insurance. Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, the Parent Borrower will maintain or cause to be maintained, in each case, as determined by the Parent Borrower in good faith, with financially sound and reputable insurers, such insurance coverage with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the Parent Borrower and its Restricted Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in Similar

121 Businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. Each such policy of insurance shall, to the extent available from the relevant insurance carrier, (i) name the Collateral Agent on behalf of the Secured Parties as a loss payee, mortgagee and/or an additional insured, as applicable, thereunder as its interests may appear and (ii) in the case of each casualty insurance policy (excluding any business interruption insurance policy, any workers’ compensation policy, any employee liability policy and/or any representation and warranty insurance policy), contain a loss payable clause or endorsement that names the Collateral Agent, on behalf of the Secured Parties, as the loss payee thereunder and, to the extent available, provide for at least 30 days’ prior written notice to the Collateral Agent of any modification or cancellation of such policy (or 10 days’ prior written notice in the case of the failure to pay any premiums thereunder). Section 5.06. Inspections. The Parent Borrower will, and will cause each of its Restricted Subsidiaries to, permit any authorized representative designated by the Administrative Agent to visit and inspect any of the properties of the Parent Borrower and any of its Restricted Subsidiaries at which the principal financial records and executive officers of the applicable Person are located, to inspect, copy and take extracts from its and their respective financial and accounting records, and to discuss its and their respective affairs, finances and accounts with its and their Responsible Officers and independent public accountants (subject to such accountants’ customary policies and procedures) (provided that the Parent Borrower (or any of its subsidiaries) may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at reasonable times during normal business hours; provided that (x) only the Administrative Agent on behalf of the Lenders may exercise the rights of the Administrative Agent and the Lenders under this Section 5.06, (y) the Administrative Agent shall not exercise such rights more often than one time during any calendar year and (z) only one such time per calendar year shall be at the expense of the Parent Borrower; provided, further, that when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Parent Borrower at any time during normal business hours and upon reasonable advance notice; provided, further that notwithstanding anything to the contrary herein, neither the Parent Borrower nor any Restricted Subsidiary shall be required to disclose, permit the inspection, examination or making of copies of or taking abstracts from, or discuss any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information of the Parent Borrower and its subsidiaries and/or any of its customers and/or suppliers, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or any of their respective representatives or contractors) is prohibited by applicable law, (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product or (iv) in respect of which the Parent Borrower or any Restricted Subsidiary owes confidentiality obligations to any third party (provided such confidentiality obligations were not entered into solely in contemplation of the requirements of this Section 5.06); provided, further, that in the event any of the circumstances described in the preceding proviso exist, the Parent Borrower shall provide notice to the Administrative Agent thereof and shall use commercially reasonable efforts to describe, to the extent both feasible and permitted under applicable Requirements of Law or confidentiality obligations, or without waiving such privilege, as applicable, the applicable document, information or other matter. Section 5.07. Maintenance of Book and Records. The Parent Borrower will, and will cause its Restricted Subsidiaries to, maintain proper books of record and account containing entries of all material financial transactions and matters involving the assets and business of the Parent Borrower and its Restricted Subsidiaries that are full, true and correct in all material respects and permit the preparation of consolidated financial statements in accordance with GAAP. Section 5.08. Compliance with Laws. The Parent Borrower will comply, and will cause each of its Restricted Subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and

122 orders of any Governmental Authority (including Sanctions, Anti-Corruption Laws, ERISA and all Environmental Laws), except to the extent the failure of the Parent Borrower or the relevant Restricted Subsidiary to comply would not reasonably be expected to have a Material Adverse Effect. Section 5.09. Hazardous Materials Activity. (a) The Parent Borrower will deliver to the Administrative Agent: (i) reasonably promptly following Parent Borrower becoming aware of the occurrence thereof, written notice describing in reasonable detail (A) any Release required to be reported by the Parent Borrower or any of its Restricted Subsidiaries to any federal, state, provincial or local governmental or regulatory agency under any applicable Environmental Law, (B) any remedial action taken by or on behalf of the Parent Borrower or any of its Restricted Subsidiaries in response to any Hazardous Materials Activity or Environmental Claim, or (C) any pending or threatened Environmental Claim, that in the case of each of clauses (A), (B) and (C) above, would reasonably be expected to have a Material Adverse Effect; and (ii) reasonably promptly following the sending or receipt thereof by the Parent Borrower or any of its Restricted Subsidiaries, a copy of any and all written communications with respect to any Release required to be reported by the Parent Borrower or any of its Restricted Subsidiaries to any federal, state, provincial or local governmental or regulatory agency or any Release required to be remediated pursuant to any Environmental Law, that in each case would reasonably be expected to have a Material Adverse Effect. (b) The Parent Borrower shall reasonably promptly take, and shall cause each of its Restricted Subsidiaries reasonably promptly to take, any and all actions reasonably necessary to (i) cure any violation of Environmental Law by the Parent Borrower or any of its Restricted Subsidiaries, and, to the extent required by Environmental Law, address with appropriate corrective or remedial action any Release or threatened Release of any Hazardous Material at or from any Facility, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and (ii) make an appropriate response to any Environmental Claim against the Parent Borrower or any of its Restricted Subsidiaries and discharge any obligations it may have to any Person thereunder, where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided that it shall not be deemed to be a violation of this Section 5.09 if the Parent Borrower or its Restricted Subsidiaries are in good faith contesting such violation, liability for such Release or threatened Release or such Environmental Claim in accordance with applicable Environmental Law. Section 5.10. Designation of Subsidiaries. The Parent Borrower may, at any time after the Closing Date, designate (or re-designate) any subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that as of the date of designation (or re-designation) of any subsidiary as an Unrestricted Subsidiary (a) no Event of Default shall have occurred and be continuing both before and immediately after giving effect to the applicable designation, (b) no Unrestricted Subsidiary shall own any Capital Stock in any Restricted Subsidiary of any Borrower (unless such Restricted Subsidiary is also designated as an Unrestricted Subsidiary simultaneously with the aforementioned designation in accordance with the terms of this Section 5.10) or hold any Indebtedness of or any Lien on any property of any Borrower or its Restricted Subsidiaries (unless the Borrower or such Restricted Subsidiary is permitted (or not prohibited) hereunder to incur such Indebtedness or grant such Lien in favor of such Unrestricted Subsidiary (as a third party)), (c) no Subsidiary that owns (or is the exclusive licensee of) any Material Intellectual Property may be designated as an Unrestricted Subsidiary and (d) the Parent Borrower shall be in compliance with the Financial Covenants (calculated on a Pro Forma Basis after giving effect to the applicable designation). The designation of any subsidiary

123 as an Unrestricted Subsidiary shall constitute an Investment by the Parent Borrower therein at the date of designation in an amount equal to the portion of the fair market value of the net assets of such subsidiary attributable to the Parent Borrower’s equity interest therein as estimated by the Parent Borrower in good faith (and such designation shall only be permitted to the extent such Investment is permitted under Section 6.06); provided that if any subsidiary (a “Subject Subsidiary”) being designated as an Unrestricted Subsidiary has a subsidiary that was previously designated as an Unrestricted Subsidiary (the “Previously Designated Unrestricted Subsidiary”) in compliance with the provisions of this Agreement, the Investment of such Subject Subsidiary in such Previously Designated Unrestricted Subsidiary shall not be taken into account, and shall be excluded, in determining whether the Subject Subsidiary may be designated as an Unrestricted Subsidiary hereunder. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the making, incurrence or granting, as applicable, at the time of designation of any then-existing Investment, Indebtedness or Lien of such subsidiary, as applicable; provided that upon a re-designation of any Unrestricted Subsidiary as a Restricted Subsidiary, the Parent Borrower shall be deemed to continue to have an Investment in the resulting Restricted Subsidiary in an amount (if positive) equal to (a) the Parent Borrower’s “Investment” in such Restricted Subsidiary at the time of such re-designation less (b) the portion of the fair market value of the net assets of such Restricted Subsidiary attributable to the Parent Borrower’s equity therein at the time of such re-designation. As of the Closing Date, the subsidiaries listed on Schedule 5.10 hereto have been designated as Unrestricted Subsidiaries. Section 5.11. Use of Proceeds. The Parent Borrower shall use the proceeds of the Revolving Loans made on and after the Closing Date, to finance the working capital needs and other general corporate purposes of the Parent Borrower and its subsidiaries (including for capital expenditures, acquisitions, working capital and/or purchase price adjustments, the payment of transaction fees and expenses, other Investments, Restricted Payments, Restricted Debt Payments and any other purpose not prohibited by the terms of the Loan Documents). The Parent Borrower shall use the proceeds of the Swingline Loans made after the Closing Date to finance the working capital needs and other general corporate purposes of the Parent Borrower and its subsidiaries and any other purpose not prohibited by the terms of the Loan Documents. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that would entail a violation of Regulation U. The applicable Borrower shall use the proceeds of any Incremental Loans for general corporate purposes of the Parent Borrower and its subsidiaries or any other purpose not prohibited by the terms of the Loan Documents. Section 5.12. Covenant to Guarantee Loan Document Obligations and Give Security. Upon (i) the formation or acquisition after the Closing Date of any Restricted Subsidiary that is a U.S. Subsidiary (including upon the formation of any such Subsidiary that is a Delaware Divided LLC, but excluding any Excluded Subsidiary) (in each case, subject to Section 6.06(hh)), (ii) the designation of any Unrestricted Subsidiary that is a U.S. Subsidiary as a Restricted Subsidiary that is not otherwise an Excluded Subsidiary or (iii) any Restricted Subsidiary that is a U.S. Subsidiary ceasing to be an Excluded Subsidiary, (x) if the event giving rise to the obligation under this Section 5.12 occurs during the first three Fiscal Quarters of any Fiscal Year, on or before the date on which financial statements are required to be delivered pursuant to Section 5.01(a), for the Fiscal Quarter in which the relevant formation, acquisition, designation or cessation occurred or (y) if the event giving rise to the obligation under this Section 5.12 occurs during the fourth Fiscal Quarter of any Fiscal Year, on or before the date on which financial statements are required to be delivered pursuant to Section 5.01(b) (or, in the cases of clauses (x) and (y), such longer period as the Administrative Agent may reasonably agree), the Parent Borrower shall (A) cause such Restricted Subsidiary (other than any Excluded Subsidiary) to comply with the requirements set forth in the definition of “Collateral and Guarantee Requirement” and (B) upon the reasonable request of the Administrative Agent, cause the relevant Restricted Subsidiary (other than any Excluded Subsidiary) to deliver to the Administrative Agent a signed copy of a customary opinion of

124 counsel for such Restricted Subsidiary, addressed to the Administrative Agent and the other relevant Secured Parties. Notwithstanding anything to the contrary herein or in any other Loan Document, (i) the Collateral Agent and/or the Administrative Agent may grant extensions of time (including after the expiration of any relevant period, which apply retroactively), in each case for the creation and perfection of security interests in, legal opinions or other deliverables with respect to, particular assets or the provision of any Loan Guarantee by any Restricted Subsidiary, and each Lender hereby consents to any such extension of time, (ii) any Lien required to be granted from time to time pursuant to the definition of “Collateral and Guarantee Requirement” shall be subject to the exceptions and limitations set forth in the Collateral Documents, (iii) perfection by control shall not be required with respect to assets requiring perfection through control agreements or other control arrangements, including deposit accounts, securities accounts and commodities accounts (other than control of pledged Capital Stock and/or Material Debt Instruments, in each case, that constitute Collateral) and no blocked account agreement, account control agreement or similar agreement shall be required, in each case unless otherwise required pursuant to the applicable Collateral Documents, (iv) no Loan Party shall be required to seek any landlord waiver, bailee letter, estoppel, warehouseman waiver or other collateral access or similar letter or agreement, (v) no Loan Party will be required to (1) take any action or grant or perfect any security interest in any asset located in any non-U.S. jurisdiction, (2) execute any guarantee, security agreement, pledge agreement, mortgage, deed or charge governed under laws of any non-U.S. jurisdiction or (3) make any foreign or multinational intellectual property filing, conduct any foreign or multinational intellectual property search or prepare any foreign or multinational schedule with respect to any assets of any Loan Party or enter into any source code escrow arrangement or register any intellectual property, (vi) in no event will the Collateral include any Excluded Assets (unless the relevant Loan Party shall agree in its discretion to pledge such asset in favor of the Secured Parties), (vii) no action shall be required to perfect any Lien with respect to (x) any vehicle or other asset subject to a certificate of title, or any retention of title, extended retention of title rights, or similar rights and/or (y) Letter-of-Credit Rights, in each case to the extent that a security interest therein cannot be perfected by filing a financing statement under the UCC without the requirement to list any VIN, serial or other number and (viii) neither the Administrative Agent nor the Collateral Agent shall require the taking of a Lien on, or require the perfection of any Lien granted in, those assets as to which the cost, burden, difficulty or consequence (including any effect on the ability of the relevant Loan Party to conduct its operations and business in the ordinary course of business) of obtaining or perfecting such Lien (including any mortgage, stamp, intangibles or other tax or expenses relating to such Lien) outweighs the benefit to the Lenders of the security afforded thereby as determined in good faith by the Parent Borrower and the Administrative Agent. Additionally, (i) no action shall be required to create or perfect a Lien in any asset in respect of which the creation or perfection of a security interest therein would (1) be prohibited by enforceable anti-assignment provisions set forth in any contract directly relating to such asset (at the time of acquisition thereof and not incurred in contemplation thereof (except if contemplated in connection with any licensing arrangement permitted hereunder)) that is permitted or otherwise not prohibited by the terms of this Agreement, (2) violate the terms of any contract directly relating to such asset (at the time of acquisition thereof and not incurred in contemplation thereof (except if contemplated in connection with any licensing arrangement permitted hereunder)) that is permitted or otherwise not prohibited by the terms of this Agreement, in each case, after giving effect to the applicable anti-assignment provisions of the UCC or (3) trigger termination of any contract directly relating to such asset (at the time of acquisition thereof and not incurred in contemplation thereof (except if contemplated in connection with any licensing arrangement permitted hereunder)) that is permitted or otherwise not prohibited by the terms of this Agreement pursuant to any “change of control” or similar provision (in each case after giving effect to any applicable anti-assignment provisions of the UCC or other applicable law), it being understood that the Collateral shall include any proceeds and/or receivables arising out of any contract described in this

125 clause (other than Excluded Assets) to the extent the assignment of such proceeds or receivables is expressly deemed effective under the UCC or other applicable Requirements of Law notwithstanding the relevant prohibition, violation or termination right, (ii) no Loan Party shall be required to create or perfect a security interest in any asset to the extent the creation or perfection of a security interest in such asset would (A) be prohibited under any applicable Requirement of Law, after giving effect to any applicable anti-assignment provision of the UCC or other applicable law and other than proceeds thereof to the extent that the assignment of such proceeds is effective under the UCC or other applicable Requirements of Law notwithstanding such Requirement of Law and/or (B) require any governmental consent, approval, license or authorization (unless such consent, approval, license or authorization has been obtained), after giving effect to any applicable anti-assignment provision of the UCC or other applicable law and other than proceeds thereof to the extent that the assignment of such proceeds is effective under the UCC or other applicable Requirements of Law notwithstanding such consent or restriction, (iii) any joinder or supplement to any Loan Guarantee, any Collateral Document and/or any other Loan Document executed by any Restricted Subsidiary that is required to become a Loan Party pursuant to Section 5.12 above may, with the consent of the Collateral Agent (not to be unreasonably withheld or delayed), include such schedules (or updates to schedules) as may be necessary to qualify any representation or warranty set forth in any Loan Document to the extent necessary to ensure that such representation or warranty is true and correct to the extent required thereby or by the terms of any other Loan Document and (iv) (A) no Loan Party will be required to take any action required under the Federal Assignment of Claims Act or any similar law and (B) no Secured Party will be permitted to exercise any right of setoff in respect of any account maintained solely for the purpose of receiving and holding government receivables. Section 5.13. [Reserved]. Section 5.14. [Reserved]. Section 5.15. Further Assurances. Promptly upon the reasonable request of the Collateral Agent and at the expense of the relevant Loan Parties, and subject to the limitations described in Section 5.12 (but only to the extent required pursuant to the Collateral and Guarantee Requirement): (a) the Parent Borrower will, and will cause each other Loan Party to, execute any and all further documents, financing statements, financing change statements, agreements, instruments, certificates, notices and acknowledgments and take all such further actions (including the filing and recordation of financing statements, financing change statements and/or amendments thereto and other documents), that may be required under any applicable law and which the Collateral Agent may reasonably request to ensure the perfection and priority of the Liens created or intended to be created under the Collateral Documents; and (b) the Parent Borrower will, and will cause each other Loan Party to, (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts (including notices to third parties), deeds, certificates, assurances and other instruments as the Collateral Agent may reasonably request from time to time in order to ensure the creation and perfection of the Liens created under the Collateral Documents. Section 5.16. Conduct of Business. The Parent Borrower and its Restricted Subsidiaries shall engage only in those material lines of business that consist of (a) the businesses engaged (or proposed to be engaged) in by the Parent Borrower or any Restricted Subsidiary on the Closing Date, reasonably related, similar, incidental, complementary, ancillary, corollary, synergistic or related businesses, and/or a

126 reasonable extension, development or expansion of such businesses and (b) such other lines of business to which the Administrative Agent may consent. Section 5.17. Post-Closing Actions. The Parent Borrower shall take the actions set forth on Schedule 5.17 within the applicable time periods specified thereon (or by such later time as the Administrative Agent may reasonably agree). Each Secured Party irrevocably authorizes the Collateral Agent to enter into amendments to (or, if necessary, replacements of) the Collateral Documents in effect immediately prior to the Closing Date to effectuate such post-closing items. ARTICLE 6 NEGATIVE COVENANTS From the Closing Date and until the Termination Date has occurred, the Parent Borrower and each other Loan Party covenant and agree with the Lenders that: Section 6.01. Indebtedness. The Parent Borrower and each other Loan Party shall not, nor shall it permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or otherwise become or remain liable with respect to any Indebtedness, except: (a) the Obligations (including any Additional Term Loans and any Additional Revolving Loans); (b) Indebtedness of the Parent Borrower or any Restricted Subsidiary to the Parent Borrower or any other Restricted Subsidiary; provided that all such Indebtedness of any Loan Party to any Restricted Subsidiary that is not a Loan Party must be expressly subordinated to the Loan Document Obligations of such Loan Party pursuant to the Intercompany Note (which, with respect to such Indebtedness in existence on the Closing Date or incurred within 60 days thereafter, may be delivered within 60 days of the Closing Date (or such later date approved by the Administrative Agent)) or on other terms that are reasonably acceptable to the Administrative Agent; (c) Indebtedness of any Joint Venture or Indebtedness of the Parent Borrower or any Restricted Subsidiary incurred on behalf of any Joint Venture or any guarantees by the Parent Borrower or any Restricted Subsidiary of Indebtedness of any Joint Venture in an aggregate outstanding principal amount for all such Indebtedness not to exceed at any time the greater of $51,500,000 and 25% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; (d) Indebtedness arising from any agreement providing for indemnification, adjustment of purchase price or similar obligations (including contingent earn-out or similar obligations), or payment obligations in respect of any non-compete, consulting or similar arrangements, in each case incurred in connection with any Disposition permitted hereunder, any Permitted Acquisition or other Investment permitted hereunder or any other purchase of assets or Capital Stock, and Indebtedness arising from guaranties, letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments securing the performance of the Parent Borrower or any such Restricted Subsidiary pursuant to any such agreement; (e) Indebtedness of the Parent Borrower and/or any Restricted Subsidiary (i) pursuant to tenders, statutory obligations (including health, safety and environmental obligations), bids, leases, governmental contracts, trade contracts, surety, indemnity, stay, customs, judgment, appeal, performance, completion and/or return of money bonds or guaranties or other similar obligations incurred in the ordinary course of business (which shall be deemed to include any judgments, awards, attachments and/or decrees and notices of lis pendens and associated rights relating to litigation being contested in good faith

127 and not constituting an Event of Default under Section 8.01(h)) and (ii) in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments to support any of the foregoing items; (f) Indebtedness in respect of Permitted Treasury Arrangements and all other netting services, overdraft protections, treasury, depository, pooling and other cash management arrangements, including, in all cases, incentive, supplier finance or similar programs and in connection with deposit accounts; (g) (i) Guarantees by the Parent Borrower and/or any Restricted Subsidiary of the obligations of suppliers, customers, franchisees, licensees, sublicensees and cross-licensees in the ordinary course of business, (ii) Indebtedness (A) incurred in the ordinary course of business in respect of obligations of the Parent Borrower and/or any Restricted Subsidiary to pay the deferred purchase price of property or services or progress payments in connection with such property and services or (B) consisting of obligations under deferred purchase price or other similar arrangements incurred in connection with Permitted Acquisitions or any other Investment expressly permitted hereunder and (iii) Indebtedness in respect of letters of credit, bankers’ acceptances, bank guaranties or similar instruments supporting trade payables, warehouse receipts or similar facilities entered into in the ordinary course of business; (h) Guarantees (including any co-issuance) by the Parent Borrower and/or any Restricted Subsidiary of Indebtedness or other obligations of the Parent Borrower, and/or any Restricted Subsidiary with respect to Indebtedness otherwise permitted to be incurred pursuant to this Section 6.01 or other obligations not prohibited by this Agreement; provided that in the case of any such Guarantee by any Loan Party of the obligations of any non-Loan Party, the related Investment is permitted under Section 6.06; (i) Indebtedness of the Parent Borrower and/or any Restricted Subsidiary existing, or pursuant to commitments existing (or anticipated), on the Closing Date and, with respect to any such item of Indebtedness in an aggregate committed or principal amount in excess of $5,000,000, described on Schedule 6.01; (j) Indebtedness of Restricted Subsidiaries that are not Loan Parties in an aggregate outstanding principal amount at any time outstanding not to exceed the greater of $51,500,000 and 25% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; (k) Indebtedness of the Parent Borrower and/or any Restricted Subsidiary consisting of obligations owing under incentive, supply, license, sublicense or similar agreements entered into in the ordinary course of business; (l) Indebtedness of the Parent Borrower and/or any Restricted Subsidiary consisting of (i) the financing of insurance premiums, (ii) take-or-pay obligations contained in supply arrangements in the ordinary course of business and/or (iii) obligations to reacquire assets or inventory in connection with customer financing arrangements in the ordinary course of business; (m) Indebtedness of the Parent Borrower and/or any Restricted Subsidiary incurred within two hundred and seventy (270) days of the acquisition, construction or improvement of fixed or capital assets to finance the acquisition, construction or improvement thereof which in aggregate does not exceed the greater of $82,400,000 and 40% of Consolidated Adjusted EBITDA at any time; (n) Indebtedness of any Person that becomes a Restricted Subsidiary or Indebtedness assumed in connection with a Permitted Acquisition or other Investment permitted hereunder after the Closing Date; provided that such Indebtedness (A) existed at the time such Person became a Restricted

128 Subsidiary or the assets subject to such Indebtedness were acquired and (B) was not created or incurred in anticipation thereof; (o) Indebtedness of any Foreign Subsidiary incurred under a Local Facility, so long as (x) no such Indebtedness is guaranteed by Subsidiaries other than Foreign Subsidiaries and (y) to the extent secured, such Indebtedness is only secured by assets of Foreign Subsidiaries, in an aggregate outstanding principal amount for all such Indebtedness not to exceed at any time the greater of $41,200,000 and 20% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; (p) the Parent Borrower and its Restricted Subsidiaries may become and remain liable for any Indebtedness extending, refinancing, refunding or replacing any Indebtedness permitted under clauses (a), (c), (i), (j), (m), (n), (r), (u), (v), (y), (z), (dd), and (ll) of this Section 6.01 (in any case, including any extending, refinancing, refunding or replacing Indebtedness incurred in respect thereof, “Refinancing Indebtedness”) and any subsequent Refinancing Indebtedness in respect thereof; provided that (i) the principal amount of such Refinancing Indebtedness does not exceed the principal amount of the Indebtedness being extended, refinanced, refunded or replaced, except (i) as expressly contemplated by such clause or (ii) by (A) an amount equal to unpaid accrued interest, penalties and premiums (including tender premiums) thereon plus underwriting discounts and other customary fees, commissions and expenses (including upfront fees, original issue discount or initial yield payments) incurred in connection with the relevant extension, refinancing, refunding or replacement, (B) an amount equal to any existing commitments unutilized thereunder and (C) additional amounts permitted to be incurred pursuant to this Section 6.01 (provided that (1) any additional Indebtedness referred to in this clause (C) satisfies the other applicable requirements of this Section 6.01(p) (with additional amounts incurred in reliance on this clause (C) constituting a utilization of the relevant basket or exception pursuant to which such additional amount is permitted) and (2) if such additional Indebtedness is secured, the Liens securing such Indebtedness are permitted under of Section 6.02), (ii) in the case of Refinancing Indebtedness with respect to clauses (a) and (z), such Refinancing Indebtedness has (A) a final maturity (it being understood that for purposes of this clause A, any conversion or exchange of Convertible Indebtedness, any repurchase of Convertible Indebtedness upon a “fundamental change” or otherwise, or any redemption of Convertible Indebtedness at the option of the Parent Borrower or its applicable Subsidiary, as the case may be, shall not constitute a change in the stated final maturity of such Convertible Indebtedness) on or later than (and, in the case of revolving Indebtedness, does not require mandatory commitment reductions, if any, prior to) the earlier of (x) the Latest Revolving Loan Maturity Date at the time of the incurrence of such Refinancing Indebtedness and (y) the final maturity of the Indebtedness being extended, refinanced, refunded or replaced and (B) other than with respect to revolving Indebtedness, a Weighted Average Life to Maturity equal to or greater than (x) the Weighted Average Life to Maturity of the Indebtedness being extended, refinanced, refunded or replaced or (y) the Weighted Average Life to Maturity of the outstanding Revolving Loans at the time of the incurrence of such Refinancing Indebtedness, (iii) with respect to any Refinancing Indebtedness with an original principal amount in excess of the Threshold Amount (other than Indebtedness of the type described in Section 6.01(m)) the terms thereof (excluding pricing, fees, premiums, rate floors, optional prepayment or redemption terms (and, if applicable, subordination terms) and, with respect to Refinancing Indebtedness incurred in respect of Indebtedness permitted under clause (a) above and clause (z) below, security, and, with respect to Convertible Indebtedness, terms (as determined by the Parent Borrower in good faith) customary for Convertible Indebtedness but not customary for Indebtedness of the kind being extended, refinanced, refunded or replaced if other than Convertible Indebtedness) are not, taken as a whole (as determined by the Parent Borrower in good faith), materially more favorable to the lenders providing such Indebtedness than those applicable to the Indebtedness being extended, refinanced, refunded or replaced (other than any covenants or any other terms or provisions (X) applicable only to periods after the maturity date of the Indebtedness being extended, refinanced, refunded or replaced at the time of the incurrence of such Refinancing Indebtedness, (Y) that are then-current market terms (as determined by the Parent Borrower

129 in good faith at the time of incurrence or issuance (or the obtaining of a commitment with respect thereto)) for the applicable type of Indebtedness or (Z) solely in the case of Refinancing Indebtedness in respect of Indebtedness incurred in reliance on clauses (a) and/or (z) of this Section 6.01, terms or other provisions which are conformed (or added) to the Loan Documents for the benefit of the Lenders or, as applicable, the Administrative Agent and/or the Collateral Agent, pursuant to an amendment to this Agreement effectuated in reliance on Section 10.02(d)(ii)), (iv) the incurrence thereof shall be without duplication of any amounts outstanding in reliance on the relevant clause of this Section 6.01 pursuant to which the Indebtedness being extended, refinanced, refunded or replaced was incurred (i.e., the incurrence of such Refinancing Indebtedness shall not create availability under such relevant clause), (v) except in the case of Refinancing Indebtedness incurred in respect of Indebtedness permitted under clause (a) of this Section 6.01, (A) such Indebtedness, if secured, is secured only by Permitted Liens at the time of such extension, refinancing, refunding or replacement (it being understood that secured Indebtedness may be refinanced with unsecured Indebtedness), (B) such Indebtedness is not incurred by a Restricted Subsidiary that was not an obligor in respect of the Indebtedness being extended, refinanced, refunded or replaced, except to the extent otherwise permitted pursuant to Section 6.01 and (C) if the Indebtedness being extended, refinanced, refunded or replaced was contractually subordinated to the Loan Document Obligations in right of payment (or the Liens securing such Indebtedness were contractually subordinated to the Liens on the Collateral securing the Obligations), such Indebtedness is contractually subordinated to the Loan Document Obligations in right of payment (or the Liens securing such Indebtedness are subordinated to the Liens on the relevant Collateral securing the Obligations) either (x) on terms not materially less favorable, taken as a whole, to the Lenders than those applicable to the Indebtedness (or Liens, as applicable) being extended, refinanced, refunded or replaced, taken as a whole (as determined by the Parent Borrower in good faith) or (y) pursuant to an Acceptable Intercreditor Agreement, (vi) except in the case of Refinancing Indebtedness with respect to clause (a) of this Section 6.01, as of the date of the incurrence of such Indebtedness and after giving effect thereto, there shall exist no Specified Event of Default and (vii) in the case of Refinancing Indebtedness incurred in respect of Indebtedness permitted under clause (a) of this Section 6.01, (A) such Refinancing Indebtedness is pari passu or junior in right of payment and secured by the Collateral on a pari passu or junior basis with respect to the remaining Loan Document Obligations hereunder, or is unsecured; provided that any such Refinancing Indebtedness that is pari passu or junior with respect to the Collateral shall be subject to an Acceptable Intercreditor Agreement, (B) if such Refinancing Indebtedness is secured, it is not secured by any assets other than the Collateral, (C) if such Refinancing Indebtedness is guaranteed, it shall not be guaranteed by any Person other than a Loan Party and (D) such Refinancing Indebtedness shall be incurred under (and pursuant to) documentation other than this Agreement; (q) endorsement of instruments or other payment items for collection or deposit in the ordinary course of business; (r) Indebtedness in respect of any Additional Letter of Credit Facility in an aggregate amount at any time outstanding not to exceed the greater of $20,600,000 and 10% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; (s) Indebtedness of the Parent Borrower and/or any Restricted Subsidiary under any Derivative Transaction not entered into for speculative purposes; (t) [reserved]; (u) Indebtedness of the Parent Borrower and/or any Restricted Subsidiary in an aggregate outstanding principal amount at any time outstanding not to exceed the greater of $82,400,000 and 40% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period;

130 (v) unsecured Indebtedness of the Parent Borrower and/or any Restricted Subsidiary in an aggregate outstanding principal amount not to exceed 100% of the amount of any capital contributions or other proceeds received by the Parent Borrower in cash or cash equivalents (i) from the issuance or sale of its Qualified Capital Stock of the Parent Borrower or (ii) in the form of any cash contribution to the common equity of the Parent Borrower, in each case after the Closing Date, and in each case other than (A) any proceeds received from the sale of Capital Stock to, or contributions from, the Parent Borrower or any of its Restricted Subsidiaries, (B) to the extent the relevant proceeds have otherwise been applied to make Investments, Restricted Payments or Restricted Debt Payments hereunder, (C) any Available Excluded Contribution Amount and (D) any Cure Amount; (w) [reserved]; (x) [reserved]; (y) Indebtedness of the Parent Borrower and/or any Restricted Subsidiary incurred in connection with Sale and Lease-Back Transactions permitted pursuant to Section 6.08; (z) Incremental Equivalent Debt; provided that no Event of Default shall exist immediately prior to or after giving effect to such Incremental Equivalent Debt (except in connection with any Permitted Acquisition or other Investment permitted hereunder or irrevocable repayment or redemption of Indebtedness, where no such Specified Event of Default shall exist at the time as elected by the Parent Borrower pursuant to Section 1.04(e)); provided, further, that the aggregate principal amount of Incremental Equivalent Debt of any Restricted Subsidiary that is not a Loan Party at any time outstanding shall not exceed the Non-Loan Party Cap; (aa) Indebtedness (including obligations in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments with respect to such Indebtedness) incurred by the Parent Borrower and/or any Restricted Subsidiary in respect of workers’ compensation claims (or other Indebtedness in respect of reimbursement type obligations regarding workers’ compensation claims), unemployment insurance (including premiums related thereto), other types of social security, pension obligations, vacation pay, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance; (bb) Indebtedness of the Parent Borrower and/or any Restricted Subsidiary representing (i) deferred compensation to Permitted Payees in the ordinary course of business and (ii) deferred compensation or other similar arrangements in connection with any Permitted Acquisition or any other Investment permitted hereby; (cc) Indebtedness of the Parent Borrower and/or any Restricted Subsidiary in respect of any letter of credit or bank guarantee issued in favor of any Issuing Bank or Swingline Lender to support any Defaulting Lender’s participation in letters of credit issued, or swingline loans made, hereunder; (dd) Indebtedness of the Parent Borrower or any Restricted Subsidiary supported by any letter of credit issued hereunder or under any Additional Letter of Credit Facility or any other letters of credit or bank guarantees permitted hereunder; (ee) unfunded pension fund and other employee benefit plan obligations and liabilities incurred by the Parent Borrower and/or any Restricted Subsidiary in the ordinary course of business to the extent that the unfunded amounts would not otherwise cause an Event of Default under Section 8.01(i);

131 (ff) without duplication of any other Indebtedness, all premiums (if any), interest (including post-petition interest and payment in kind interest), accretion or amortization of original issue discount, fees, expenses and charges with respect to Indebtedness of the Parent Borrower and/or any Restricted Subsidiary hereunder; (gg) [reserved]; (hh) customer deposits and advance payments received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business; (ii) [reserved]; (jj) [reserved]; (kk) (i) Indebtedness in connection with bankers’ acceptances, discounted bills of exchange or the discounting or factoring of receivables for credit management purposes, in each case incurred or undertaken in the ordinary course of business on arm’s-length commercial terms and (ii) the incurrence of Indebtedness attributable to the exercise of appraisal rights or the settlement of any claims or actions (whether actual, contingent or potential) with respect to any acquisition (by merger, consolidation or amalgamation or otherwise) in accordance with the terms hereof; (ll) obligations in respect of letters of support, guarantees or similar obligations issued, made or incurred for the benefit of any subsidiary of the Parent Borrower to the extent required by law or in connection with any statutory filing or the delivery of audit opinions performed in jurisdictions other than within the United States; (mm) Indebtedness arising under a Qualified Receivables Facility; provided that the aggregate principal amount of Indebtedness outstanding pursuant to this clause (mm) that is recourse (other than pursuant to Standard Securitization Undertakings) to the Parent Borrower or any of its Restricted Subsidiaries (other than a Receivables Subsidiary) shall not exceed the greater of $41,200,000 and 20% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; and (nn) any Preferred Capital Stock that is issued for regulatory capital or similar purposes. Section 6.02. Liens. The Parent Borrower and each other Loan Party shall not, nor shall it permit any Restricted Subsidiary to, create, incur, assume or permit or suffer to exist any Lien on or with respect to any property of any kind owned by it, whether now owned or hereafter acquired, or any income or profits therefrom, except: (a) Liens created pursuant to the Loan Documents securing the Obligations (including any Cash collateralization of Letters of Credit as set forth in Section 2.05); (b) Liens for Taxes or other governmental charges which are not overdue for a period of more than 60 days or, if more than 60 days overdue (i) are not at such time required to be paid pursuant to Section 5.03, (ii) are being contested in accordance with Section 5.03 or (iii) with respect to which the failure to make payment would not reasonably be expected to have a Material Adverse Effect; (c) statutory or common law Liens (and rights of set-off) of landlords, sub landlords, construction contractors, banks, carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by applicable Requirements of Law, in each case incurred in the ordinary course of business (i) for amounts not yet overdue by more than 60 days, (ii) for amounts that are

132 overdue by more than 60 days (A) that are being contested in good faith by appropriate proceedings, so long as any reserves or other appropriate provisions required by GAAP have been made for any such contested amounts or (B) with respect to which no filing or other action has been taken to enforce such Lien or (iii) with respect to which the failure to make payment would not reasonably be expected to have a Material Adverse Effect; (d) Liens incurred (i) in the ordinary course of business in connection with workers’ compensation, unemployment insurance, health, disability or employee benefits and other types of social security laws and regulations, or otherwise securing obligations incurred under Section 6.01(aa), (ii) in the ordinary course of business to secure the performance of tenders, statutory obligations, warranties, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts (including customer contracts), indemnitees, performance, completion and return-of-money bonds and other similar obligations (including those to secure (x) obligations incurred under Section 6.01(e), (y) health, safety and environmental obligations and (y) letters of credit and bank guarantees required or requested by any Governmental Authority in connection with any contract or Requirement of Law) (exclusive of obligations for the payment of borrowed money), (iii) pursuant to pledges and deposits of Cash or Cash Equivalents in the ordinary course of business securing (x) any liability for reimbursement (including in respect of deductibles, self-insurance retention amounts and premiums and adjustments related thereto), premium or indemnification (including obligations in respect of letters of credit, bank guarantees or similar documents or instruments for the benefit of) obligations of insurance brokers or carriers providing property, casualty, liability or other insurance or self-insurance to the Parent Borrower and its subsidiaries (including deductibles, self-insurance, co-payment, co-insurance and retentions) or (y) leases, sub-leases, licenses or sub-licenses of property otherwise permitted by this Agreement and (iv) to secure obligations in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments posted with respect to the items described in clauses (i) through (iii) above; (e) Liens consisting of easements, covenants, conditions, site plan agreements, development agreements, operating agreements, cross-easement agreements, reciprocal easement agreements and encumbrances, applicable laws and municipal ordinances, rights-of-way, rights, waivers, reservations, restrictions, encroachments, servitudes for railways, sewers, drains, gas and oil and other pipelines, gas and water mains, electric light and power and telecommunication, telephone or telegraph or cable television conduits, poles, wires and cables and other similar protrusions or encumbrances, agreements and other similar matters of fact or record and matters that would be disclosed by a survey or inspection of any real property and other minor defects or irregularities in title, in each case (x) which do not, in the aggregate, materially interfere with the ordinary conduct of the business of the Parent Borrower and/or its Restricted Subsidiaries, taken as a whole, or materially interfere with the use of the affected property for its intended purpose or (y) where the failure to have such title or having such Lien would not reasonably be expected to have a Material Adverse Effect; (f) Liens consisting of any (i) interest or title of a lessor, sub-lessor, licensor or sub-licensor under any lease, sub-lease, license, sub-license or similar arrangement of real estate or other property (including any technology or intellectual property) permitted hereunder, (ii) landlord lien arising by law or permitted by the terms of any lease, sub-lease, license, sub-license or similar arrangement, (iii) restriction or encumbrance to which the interest or title of such lessor, sub-lessor, licensor or sub- licensor may be subject, (iv) subordination of the interest of the lessee, sub-lessee, licensee or sub- licensee under such lease, sub-lease, license, sub-license or similar arrangement to any restriction or encumbrance referred to in the preceding clause (iii) or (v) deposit of cash with the owner or lessor of premises leased and operated by the Parent Borrower or any Restricted Subsidiary in the ordinary course of business to secure the performance of obligations under the terms of the lease for such premises;

133 (g) Liens (i) solely on any Cash (or Cash Equivalent) earnest money deposits (including as part of any escrow arrangement) made by the Parent Borrower and/or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement with respect to any Investment permitted hereunder (or to secure letters of credit, bank guarantees or similar instruments posted in respect thereof), (ii) on advances of Cash or Cash Equivalents in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 6.06(b), (c), (e), (f), (n), (q), (r), (x), (y) or (kk) to be applied against the purchase price for such Investment or (iii) consisting of (A) an agreement to Dispose of any property in a Disposition permitted under Section 6.07 and/or (B) the pledge of Cash or Cash Equivalents as part of an escrow or similar arrangement required in any Disposition permitted under Section 6.07; (h) precautionary or purported Liens evidenced by the filing of UCC financing statements, or similar financing statements under applicable Requirements of Law relating solely to (i) operating leases or consignment or bailee arrangements entered into in the ordinary course of business, (ii) the sale of accounts receivable in the ordinary course of business for which a UCC financing statement, or similar financing statement under applicable Requirements of Law is required and/or (iii) the sale of Receivables Facility Assets and related assets in connection with any Qualified Receivables Facility; (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (j) Liens in connection with any zoning, building or similar Requirement of Law or right reserved to or vested in any Governmental Authority to control or regulate the use of any dimensions of real property or any structure thereon, including Liens in connection with any condemnation, expropriation or eminent domain proceeding or compulsory purchase order; (k) Liens securing Indebtedness permitted pursuant to Section 6.01(o) (solely with respect to the permitted extension, refinancing, refunding or replacement of Indebtedness permitted pursuant to Sections 6.01(a), (c), (f), (i), (j), (m), (n), (r), (u), (y), (z) and (dd); provided that (i) no such Lien extends to any asset not covered or required to be covered by the Lien securing the Indebtedness that is being refinanced other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien and (B) proceeds and products thereof, replacements, accessions or additions thereto and improvements thereon (it being understood that such extensions, refinancings, refundings or replacements of individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates) (ii) if the Indebtedness being refinanced was subject to intercreditor arrangements in respect of Liens on Collateral, then any refinancing Indebtedness in respect thereof secured by Liens on Collateral shall be subject to intercreditor arrangements not materially less favorable to the Secured Parties, taken as a whole, than the intercreditor arrangements governing the Indebtedness that is refinanced or the intercreditor arrangements governing the relevant refinancing Indebtedness shall be set forth in an Acceptable Intercreditor Agreement and (iii) utilization of this clause (k) shall not increase capacity under clause (u) below; (l) Liens existing on, or contractually committed or contemplated as of, the Closing Date and, with respect to each such Lien securing Indebtedness in an aggregate committed or principal amount in excess of $5,000,000, described on Schedule 6.02 and in each case of the foregoing sub-clauses, any modification, replacement, refinancing, renewal or extension thereof; provided that (i) no such Lien extends to any additional property other than property required to be covered thereby or (A) after- acquired property that is affixed or incorporated into the property covered by such Lien and (B) proceeds and products thereof, replacements, accessions or additions thereto and improvements thereon (it being understood that individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates) and

134 (ii) any such modification, replacement, refinancing, renewal or extension of the obligations secured or benefited by such Liens, if constituting Indebtedness, is permitted by Section 6.01; (m) Liens arising out of Sale and Lease-Back Transactions permitted under Section 6.08; (n) Liens securing Indebtedness permitted pursuant to Section 6.01(m); provided that any such Lien shall encumber only the assets (including Capital Stock) acquired, constructed, repaired, replaced or improved with the proceeds of such Indebtedness, or the assets subject to the Sale and Lease- Back Transaction, as applicable, and proceeds and products thereof, replacements, accessions or additions thereto and improvements thereon and customary security deposits with respect thereto (it being understood that individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates); (o) Liens securing Indebtedness permitted pursuant to Section 6.01(n) on the relevant acquired assets or on the Capital Stock and assets of the relevant Restricted Subsidiary; provided that no such Lien (x) extends to or covers any other assets (other than the proceeds or products thereof, replacements, accessions or additions thereto and improvements thereon, it being understood that individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross- collateralized to other financings of such type provided by such lender or its affiliates) or (y) was created in contemplation of the applicable acquisition of assets or Capital Stock; (p) (i) Liens that are contractual rights of set-off or netting or pledge relating to (A) the establishment of depositary relations with banks or other financial institutions not granted in connection with the issuance of Indebtedness, (B) pooled deposit or sweep accounts of the Parent Borrower and/or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Parent Borrower and/or any Restricted Subsidiary, (C) purchase orders and other agreements entered into with customers of the Parent Borrower and/or any Restricted Subsidiary in the ordinary course of business and (D) commodity trading or other brokerage accounts incurred in the ordinary course of business, (ii) Liens encumbering reasonable customary initial deposits and margin deposits, (iii) bankers Liens and rights and remedies as to Deposit Accounts or similar accounts, (iv) Liens of a collection bank arising under Section 4-208 or Section 4-210 of the UCC (or any similar Requirement of Law of any jurisdiction) on items in the ordinary course of business, (v) Liens (including rights of set-off) in favor of banking or other financial institutions arising as a matter of law or under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution and that are within the general parameters customary in the banking industry or arising pursuant to such banking institution’s general terms and conditions and (vi) Liens on the proceeds of any Indebtedness permitted hereunder incurred in connection with any transaction permitted hereunder, which proceeds have been deposited into an escrow account on customary terms to secure such Indebtedness pending the application of such proceeds to finance such transaction or on Cash or Cash Equivalents set aside at the time of the incurrence of such Indebtedness to the extent such Cash or Cash Equivalents prefund the payment of interest or fees on such Indebtedness and are held in escrow pending application for such purpose; (q) Liens on assets and Capital Stock of Restricted Subsidiaries that are not Loan Parties (including Capital Stock owned by such Persons) securing Indebtedness or other obligations of Restricted Subsidiaries that are not Loan Parties permitted pursuant to Section 6.01 (or not prohibited under this Agreement); (r) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of the Parent Borrower and/or its Restricted Subsidiaries;

135 (s) Liens created by any indenture governing any Convertible Indebtedness in favor of the trustee thereunder and securing the payment of the fees and expenses of the trustee in respect of the indenture for such Convertible Indebtedness; (t) (i) Liens on Collateral securing Indebtedness incurred pursuant to Section 6.01(z); provided that the holders of such Indebtedness (or a representative thereof) shall be party to an Acceptable Intercreditor Agreement and (ii) Liens on assets that do not constitute Collateral securing Indebtedness incurred pursuant to Section 6.01(z) in an aggregate principal amount not to exceed the Non-Loan Party Cap; (u) other Liens on assets securing Indebtedness or other obligations in an aggregate principal amount at the time of incurrence not to exceed the greater of $82,400,000 and 40% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period and, at the election of the Parent Borrower with respect to any such Liens on Collateral, the holders of such Indebtedness or obligations (or a representative thereof) may become party to an Acceptable Intercreditor Agreement; (v) (i) Liens on assets securing judgments, awards, attachments and/or decrees and notices of lis pendens and associated rights relating to litigation (including appeal bonds) being contested in good faith not constituting an Event of Default under Section 8.01(h) and (ii) any cash deposits securing any settlement of litigation; (w) (i) leases, licenses, subleases, sub-licenses or cross-licenses granted to others, (ii) assignments of IP Rights granted to a customer of the Parent Borrower or any Restricted Subsidiary in the ordinary course of business which do not secure any Indebtedness or (iii) the rights reserved or vested in any Person (including any Governmental Authority) by the terms of any lease, sub-lease, license, sub- license, franchise, grant or permit held by the Parent Borrower or any of the Restricted Subsidiaries or by a statutory provision, to terminate any such lease, sub-lease, license, sub-license, franchise, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof; (x) Liens on Securities or other assets that are the subject of repurchase agreements constituting Investments permitted under Section 6.06 arising out of such repurchase transaction; (y) Liens securing obligations in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments permitted under Sections 6.01(d), (e), (g), (aa), (cc) and (dd); (z) Liens arising (i) out of conditional sale, title retention, consignment or similar arrangements for the sale of any assets or property and bailee arrangements in the ordinary course of business and permitted by this Agreement or (ii) by operation of law under Article 2 of the UCC (or any similar Requirement of Law of any jurisdiction); (aa) Liens (i) in favor of any Loan Party and/or (ii) granted by any non-Loan Party in favor of any Restricted Subsidiary that is not a Loan Party, in the case of each of clauses (i) and (ii), securing intercompany Indebtedness permitted under Section 6.01 or Section 6.06 or securing other intercompany obligations not prohibited hereunder; (bb) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (cc) Liens on specific items of inventory or other goods and the proceeds thereof securing the relevant Person’s obligations in respect of commercial letters of credit or banker’s acceptances issued or

136 created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods; (dd) Liens under the Loan Documents securing obligations under Hedge Agreements in connection with any Derivative Transaction of the type described in Section 6.01(s); (ee) (i) Liens on Capital Stock of Joint Ventures or Unrestricted Subsidiaries securing capital contributions to, or obligations of, such Persons and (ii) customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements with respect to non-Wholly-Owned Subsidiaries; (ff) Liens on cash or Cash Equivalents arising in connection with the defeasance, discharge or redemption of Indebtedness; (gg) [reserved]; (hh) Liens on assets not constituting Collateral securing obligations in an aggregate outstanding principal amount not to exceed the greater of $51,500,000 and 25% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; (ii) [reserved]; (jj) undetermined or inchoate Liens, rights of distress and charges incidental to current operations that have not at such time been filed or exercised, or which relate to obligations not due or payable or, if due, the validity of such Liens are being contested in good faith by appropriate actions diligently conducted, if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP; (kk) with respect to any Foreign Subsidiary, Liens and privileges arising mandatorily by any Requirement of Law; provided such Liens and privileges extend only to the assets or Capital Stock of such Foreign Subsidiary and do not secure Indebtedness for borrowed money; (ll) ground leases or subleases in respect of real property on which facilities owned or leased by the Parent Borrower or any of its Restricted Subsidiaries are located; (mm) Liens that are customary in the business of the Parent Borrower and its Restricted Subsidiaries and that do not secure debt for borrowed money; (nn) security given to a public or private utility or any Governmental Authority as required in the ordinary course of business; (oo) receipt of progress payments and advances from customers in the ordinary course of business to the extent the same creates a Lien on the related inventory and proceeds; (pp) Liens arising pursuant to Section 107(l) of the Comprehensive Environmental Response, Compensation and Liability Act or similar provision of any applicable law; (qq) Liens in the nature of the right of setoff in favor of counterparties to contractual agreements with the Parent Borrower or any Restricted Subsidiary in the ordinary course of business;

137 (rr) Liens granted pursuant to a security agreement between the Parent Borrower or any Restricted Subsidiary and a licensee of IP Rights to secure the damages, if any, incurred by such licensee resulting from the rejection of the license of such licensee in a bankruptcy, reorganization or similar proceeding with respect to the Parent Borrower or such Restricted Subsidiary; (ss) Liens arising solely in connection with rights of dissenting equity holders pursuant to any Requirement of Law in respect of any Permitted Acquisition or other similar Investment; (tt) [reserved]; (uu) Liens under the Loan Documents in connection with Banking Services Obligations; (vv) Liens on Receivables Facility Assets, and any other assets of any Receivables Subsidiary, incurred in connection with a Qualified Receivables Facility permitted by Section 6.01(mm); and (ww) Liens on assets of non-Loan Parties securing Indebtedness permitted pursuant to Section 6.01(o). Section 6.03. No Further Negative Pledges. The Parent Borrower and each other Loan Party shall not, nor shall it permit any Restricted Subsidiary that is a Loan Party to, enter into any agreement prohibiting in any material respect the creation or assumption of any Lien upon any of its properties (other than Excluded Assets), whether now owned or hereafter acquired, for the benefit of the Secured Parties with respect to the Loan Document Obligations, except with respect to: (a) restrictions relating to any asset (or all of the assets) of and/or the Capital Stock of the Parent Borrower and/or any Restricted Subsidiary which are imposed pursuant to an agreement entered into in connection with any Disposition or other transfer, lease, sub-lease, license or sublicense of such asset (or assets) and/or all or a portion of the Capital Stock of the relevant Person that is permitted or not restricted by this Agreement; (b) restrictions contained in the Loan Documents, any Incremental Equivalent Debt, any Qualified Receivables Facility or any Additional Letter of Credit Facility (and in any Indebtedness permitted under Section 6.01(o) to the extent relating to any extension, refinancing, refunding or replacement of any of the foregoing); (c) restrictions contained in any documentation governing any Indebtedness permitted by Section 6.01 (or related Lien permitted under Section 6.02) to the extent that such restrictions (w) only apply to the Persons obligated under such Indebtedness and their Restricted Subsidiaries or the assets intended to secure such Indebtedness, (x) are, taken as a whole, in the good-faith judgment of the Parent Borrower, not materially more restrictive as concerning the Parent Borrower or any Restricted Subsidiary than customary market terms for Indebtedness of such type, (y) are not materially more restrictive, taken as a whole, than the restrictions contained in this Agreement (as determined by the Parent Borrower in good faith) or (z) will not materially impair any Borrower’s obligation or ability to make any payments required hereunder (as determined by the Parent Borrower in good faith); (d) restrictions by reason of customary provisions restricting assignments, subletting, licensing, sublicensing or other transfers (including the granting of any Lien) contained in leases, subleases, licenses, sublicenses, joint venture agreements, asset sale agreements, trading, netting, operating, construction, service, supply, purchase, sale or other agreements entered into in the ordinary course of business (each of the foregoing, a “Covered Agreement”) (provided that such restrictions are

138 limited to the relevant Covered Agreement and/or the property or assets secured by such Liens or the property or assets subject to such Covered Agreement); (e) Permitted Liens and restrictions in the agreements relating thereto that limit the right of the Parent Borrower or any of its Restricted Subsidiaries to Dispose of or encumber the assets subject to such Liens; (f) provisions limiting the Disposition, distribution or encumbrance of assets or property in joint venture agreements, sale and lease-back agreements, stock sale agreements and other similar agreements, which limitation is applicable only to the assets that are the subject of such agreements (or the Persons the Capital Stock of which is the subject of such agreement (or any “shell company” parent with respect thereto)); (g) any encumbrance or restriction assumed in connection with an acquisition of the property or Capital Stock of any Person, so long as such encumbrance or restriction relates solely to the Person and its subsidiaries (including the Capital Stock of the relevant Person or Persons) and/or property so acquired (or to the Person or Persons (and its or their subsidiaries) bound thereby) and was not created in contemplation of such acquisition; (h) restrictions imposed by customary provisions in partnership agreements, limited liability company organizational governance documents, joint venture agreements and other similar agreements (i) relating to the transfer of the assets of, or ownership interests in, the relevant partnership, limited liability company, joint venture or any similar Person (or any “shell company” parent with respect thereto), (ii) relating to such joint venture or its members and/or (iii) otherwise entered into in the ordinary course of business; (i) restrictions on Cash or other deposits permitted under Section 6.02 and/or 6.06 and any net worth or similar requirements, including such restrictions or requirements imposed by Persons under contracts entered into in the ordinary course of business or for whose benefit such Cash or other deposits or net worth requirements exist; (j) restrictions set forth in documents which exist on the Closing Date, set forth on Schedule 6.03; (k) restrictions contained in documents governing Indebtedness of any Restricted Subsidiary that is not a Loan Party permitted hereunder (solely to the extent relating to the assets or Capital Stock of such Restricted Subsidiary); (l) [reserved]; (m) provisions restricting the granting of a security interest in IP Rights contained in licenses, sublicenses or cross-licenses by the Parent Borrower and its Restricted Subsidiaries of such IP Rights, which licenses, sublicenses and cross-licenses were entered into in the ordinary course of business (in which case such restriction shall relate only to such IP Rights); (n) restrictions arising under or as a result of applicable Requirements of Law or the terms of any license, authorization, concession or permit issued or granted by a Governmental Authority; (o) restrictions with respect to a Restricted Subsidiary that was previously an Unrestricted Subsidiary, pursuant to or by reason of an agreement that such Restricted Subsidiary is a party to or entered into before the date on which such Subsidiary became a Restricted Subsidiary; provided that such

139 agreement was not entered into in anticipation of an Unrestricted Subsidiary becoming a Restricted Subsidiary and any such restriction does not extend to any assets or property of the Parent Borrower or any other Restricted Subsidiary other than the assets and property of such Subsidiary; (p) [reserved]; (q) restrictions in any Hedge Agreement, any agreement relating to Banking Services and/or any agreement relating to Permitted Treasury Arrangements; (r) other restrictions or encumbrances imposed by any amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing of the contracts, instruments or obligations referred to in the preceding clauses of this Section; provided that no such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing is, in the good faith judgment of the Parent Borrower, materially more restrictive with respect to such encumbrances and other restrictions, taken as a whole, than those in effect prior to the relevant amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing; (s) restrictions imposed in connection with any Qualified Receivables Facility or similar transaction permitted hereunder; and (t) other restrictions or encumbrances which would not reasonably be expected to result in a Material Adverse Effect. Section 6.04. Restricted Payments; Restricted Debt Payments. (a) The Parent Borrower shall not, and shall not permit any Restricted Subsidiary, to pay or make, directly or indirectly, any Restricted Payment, except that: (i) Restricted Payments may be made by any Restricted Subsidiary of the Parent Borrower to the Parent Borrower or to any other Restricted Subsidiary; provided that in the case of a Restricted Payment made by non-Wholly-Owned Subsidiary, such Restricted Payment shall be made by such Subsidiary to each direct parent company of such Subsidiary on a pro rata basis (or on a more favorable basis from the perspective of the Parent Borrower or any applicable Subsidiary thereof that is the direct parent company of such Subsidiary) based on their relative ownership interests; (ii) the Parent Borrower and its Restricted Subsidiaries may pay for the repurchase, redemption, retirement or other acquisition or retirement for value of Capital Stock held by any Permitted Payee: (A) with Cash and Cash Equivalents (and including, to the extent constituting Restricted Payments, amounts paid in respect of promissory notes issued pursuant to Section 6.01(o)), in an aggregate amount not to exceed the greater of $20,600,000 and 10% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period in any Fiscal Year, which, if not used in any Fiscal Year, may be carried forward to succeeding Fiscal Years; plus (B) with the proceeds of any sale or issuance of, or of any capital contribution in respect of, the Capital Stock of the Parent Borrower (other than amounts constituting (x) a Cure Amount or (y) an Available Excluded Contribution Amount); plus

140 (C) with the net proceeds of any key-man life insurance policies; plus (D) with the amount of any Cash bonuses otherwise payable to any Permitted Payee that are foregone in exchange for the receipt of Capital Stock of the Parent Borrower pursuant to any compensation arrangement, including any deferred compensation plan; (iii) the Parent Borrower and its Restricted Subsidiaries may make additional Restricted Payments in an amount not to exceed (A) so long as (x) no Event of Default exists or results therefrom and (y) the Total Leverage Ratio is no greater than 3.00:1.00 (calculated on a Pro Forma Basis at such time of determination), the portion, if any, of the Available Amount on such date that the Parent Borrower elects to apply to this clause (iii)(A) plus (B) the portion, if any, of the Available Excluded Contribution Amount on such date that the Parent Borrower elects to apply to this clause (iii)(B) (plus, without duplication of amounts referred to in this clause (B), in an amount equal to the Net Proceeds from a Disposition of property or assets acquired after the Closing Date, if the acquisition of such property or assets was financed with Available Excluded Contribution Amounts up to the amount of such Available Excluded Contribution Amount, less any application thereof under Section 6.04(b)(vi) or Section 6.06(r)); (iv) the Parent Borrower and its Restricted Subsidiaries may (A) make Cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock of the Parent Borrower, or in connection with dividends, share splits, reverse share splits (or any combination thereof) and mergers, consolidations, amalgamations or other business combinations, and acquisitions and other Investments permitted hereunder, (B) honor any conversion request by a holder of convertible Indebtedness, make any cash payments in lieu of fractional shares in connection with any conversion and make payments on convertible Indebtedness in accordance with its terms and (C) make Restricted Payments consisting of (x) payments made or expected to be made in respect of withholding or similar Taxes payable by any Permitted Payee and/or (y) repurchases of Capital Stock in consideration of the payments described in sub clause (x) above, including demand repurchases in connection with the exercise of stock options and the issuance of restricted stock units or similar stock based awards; (v) the Parent Borrower and its Restricted Subsidiaries may repurchase, redeem, acquire or retire Capital Stock upon (or make provisions for withholdings in connection with), the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock if such Capital Stock represents all or a portion of the exercise price of, or tax withholdings with respect to, such warrants, options or other securities convertible into or exchangeable for Capital Stock as part of a “cashless” exercise; (vi) [reserved]; (vii) [reserved]; (viii) the Parent Borrower and its Restricted Subsidiaries may make Restricted Payments to (i) redeem, repurchase, defease, discharge, retire or otherwise acquire any Capital Stock (“Treasury Capital Stock”) of the Parent Borrower in exchange for, or out of the proceeds of the substantially concurrent sale (other than to the Parent Borrower and/or any Restricted Subsidiary) of, Qualified Capital Stock of the Parent Borrower (“Refunding Capital Stock”) and (ii) declare and pay dividends on any Treasury Capital Stock out of the proceeds of the

141 substantially concurrent sale or issuance (other than to the Parent Borrower or a Restricted Subsidiary) of any Refunding Capital Stock; (ix) to the extent constituting a Restricted Payment, the Parent Borrower may consummate any transaction permitted by Section 6.06 (other than Sections 6.06(j) and (t)), Section 6.07 (other than Section 6.07(g)) and Section 6.09 (other than Section 6.09(d)); (x) so long as no Event of Default exists or results therefrom, the Parent Borrower and its Restricted Subsidiaries may make additional Restricted Payments in an aggregate amount not to exceed the greater of $61,800,000 and 30% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; (xi) the Parent Borrower and its Restricted Subsidiaries may pay any dividend or other distribution or consummate any redemption within 60 days after the date of the declaration thereof or the provision of a redemption notice with respect thereto, as the case may be, if at the date of such declaration or notice, the dividend, distribution or redemption contemplated by such declaration or redemption notice would have complied with the provisions of this Section 6.04(a); (xii) [reserved]; (xiii) so long as no Event of Default exists or results therefrom, the Parent Borrower and its Restricted Subsidiaries may make additional Restricted Payments so long as, as measured at the time provided for in Section 1.04(e), the Total Leverage Ratio would not exceed 2.75:1.00, calculated on a Pro Forma Basis; (xiv) [reserved]; (xv) [reserved]; (xvi) [reserved]; (xvii) [reserved]; (xviii) the Parent Borrower and its Restricted Subsidiaries may make payments and distributions to satisfy dissenters’ rights (including in connection with, or as a result of, the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential)), pursuant to or in connection with any acquisition, merger, consolidation, amalgamation or Disposition that complies with Section 6.07 or any other transaction permitted hereunder; (xix) the Parent Borrower and its Restricted Subsidiaries may make a Restricted Payment in respect of payments made for the benefit of the Parent Borrower or any Restricted Subsidiary to the extent such payments could have been made by the Parent Borrower or any Restricted Subsidiary because such payments (A) would not otherwise be Restricted Payments and (B) would be permitted by Section 6.09; (xx) [reserved]; and (xxi) the Parent Borrower and its Restricted Subsidiaries may make a Restricted Payment in respect of required withholding or similar non-U.S. Taxes with respect to any Permitted Payee and any repurchases of Capital Stock in consideration of such payments,

142 including deemed repurchases in connection with the exercise of stock options or the issuance of restricted stock units or similar stock based awards. (b) The Parent Borrower shall not, nor shall it permit any Restricted Subsidiary to, make any voluntary prepayment in Cash on or in respect of principal of or interest on any Restricted Debt, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Restricted Debt (collectively, “Restricted Debt Payments”), except: (i) any refinancing, purchase, defeasance, redemption, repurchase, repayment or other acquisition or retirement of any Restricted Debt made by exchange for, or out of the proceeds of, Refinancing Indebtedness permitted by Section 6.01; (ii) payments as part of, or to enable another Person to make, an “applicable high yield discount obligation” catch-up payment; (iii) payments of regularly scheduled principal and interest (including any penalty interest, if applicable) and payments of fees, expenses and indemnification obligations as and when due (other than payments with respect to Restricted Debt that are prohibited by the subordination provisions thereof); (iv) additional Restricted Debt Payments in an aggregate amount not to exceed, so long as no Event of Default exists or results therefrom, the greater of (x) $61,800,000 and (y) 30% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; (v) (A) Restricted Debt Payments in exchange for, or with proceeds of any issuance of, Qualified Capital Stock of the Parent Borrower and/or any capital contribution in respect of Qualified Capital Stock of the Parent Borrower, (B) Restricted Debt Payments as a result of the conversion of all or any portion of any Restricted Debt into Qualified Capital Stock of the Parent Borrower and (C) to the extent constituting a Restricted Debt Payment, payment-in-kind interest with respect to any Restricted Debt that is permitted under Section 6.01; (vi) Restricted Debt Payments in an aggregate amount not to exceed (A) so long as (x) no Event of Default exists or results therefrom and (y) the Total Leverage Ratio is no greater than 3.00:1.00 (calculated on a Pro Forma Basis at such time of determination), the portion, if any, of the Available Amount on such date that the Parent Borrower elects to apply to this clause (vi)(A) plus (B) the portion, if any, of the Available Excluded Contribution Amount on such date that the Parent Borrower elects to apply to this clause (vi)(B) (plus, without duplication of amounts previously referred to in this clause (B), in an amount equal to the Net Proceeds from a Disposition of property or assets acquired after the Closing Date, if the acquisition of such property or assets was financed with Available Excluded Contribution Amounts up to the amount of such Available Excluded Contribution Amount, less any application thereof under Section 6.04(a)(iii) or 6.06(r)); (vii) so long as no Event of Default exists or results therefrom, additional Restricted Debt Payments so long as, as measured at the time provided for in Section 1.04(e), the Total Leverage Ratio would not exceed 2.75:1.00, calculated on a Pro Forma Basis; (viii) [reserved]; (ix) [reserved];

143 (x) [reserved]; and (xi) Restricted Debt Payments in respect of Restricted Debt permitted to be assumed pursuant to Section 6.01(n); provided that any such Restricted Debt Payment shall be deemed an Investment and shall only be permitted to the extent there exists the ability to make such Investment pursuant to Section 6.06 at such time. Section 6.05. [Reserved]. Section 6.06. Investments. The Parent Borrower and each other Loan Party shall not, nor shall it permit any Restricted Subsidiary to, make or own any Investment in any other Person except: (a) Investments in assets that are Cash or Cash Equivalents, or investments that were Cash or Cash Equivalents at the time made; (b) (i) Investments existing on the Closing Date in the Parent Borrower, any Subsidiary and/or any Joint Venture and any modification, replacement, renewal or extension thereof so long as no such modification, replacement, renewal or extension thereof increases the amount of such Investment except by the terms thereof (including as a result of the accrual or accretion of interest or original issue discount or the issuance of payment-in-kind securities) or as otherwise permitted by this Section 6.06 and (ii) Investments made after the Closing Date among the Parent Borrower and/or one or more Restricted Subsidiaries; provided that, other than with respect to any Investment by a Loan Party in any Restricted Subsidiary that is not a Loan Party pursuant to this clause (b)(ii) that is made in the ordinary course of business for cash management purposes or for regulatory capital or similar purposes, the aggregate amount of such Investments by Loan Parties in Restricted Subsidiaries that are not Loan Parties outstanding at any time under this clause (b)(ii), together with the aggregate amount of Investments made by Loan Parties for Persons that are not (or do not become) Loan Parties and assets that are not (or do not become) owned by the Loan Parties outstanding at any time pursuant to clause (e) below, shall not exceed the Shared Non-Loan Party Investments Cap at the time of such Investment; provided, however, that if any Investment pursuant to this clause (b)(ii) is made in any Restricted Subsidiary that is not a Loan Party at the date of the making of such Investment and such Restricted Subsidiary subsequently becomes a Loan Party after such date, such Investment shall thereafter be deemed not to have utilized the basket above for so long as such Person continues to be a Loan Party; (c) Investments (i) constituting deposits, prepayments and/or other credits to suppliers or other trade counterparties, (ii) made in connection with obtaining, maintaining or renewing client and customer contracts and/or (iii) in the form of advances made to distributors, suppliers, licensors and licensees, in each case, in the ordinary course of business or, in the case of clause (iii), to the extent necessary to maintain the ordinary course of supplies to the Parent Borrower or any Restricted Subsidiary; (d) Investments in any Similar Business (including any Joint Venture engaged in a Similar Business), in an outstanding amount in the aggregate for clauses (i) and (ii) not to exceed the greater of $51,500,000 and 25% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; (e) Permitted Acquisitions; provided that the aggregate amount of Investments pursuant to this clause (e) made by Loan Parties in Persons that do not become Loan Parties and for assets that are not owned by Loan Parties outstanding at any time, together with the aggregate outstanding amount of Investments by Loan Parties in Restricted Subsidiaries that are not Loan Parties at any time under clause (b)(ii) above, shall not exceed the Shared Non-Loan Party Investments Cap at the time of such Investment; provided, further, that if any Investment pursuant to this clause (e) is made in any Restricted

144 Subsidiary that is not a Loan Party, or for assets that are not owned by a Loan Party, at the date of the making of such Investment and such Restricted Subsidiary subsequently becomes a Loan Party, or such assets are subsequently owned by a Loan Party, after such date, such Investment shall thereafter be deemed to not have utilized the basket above for so long as such Person continues to be a Loan Party or such assets continue to be owned by a Loan Party. (f) (i) Investments existing on the Closing Date and, with respect to any such Investment in excess of $5,000,000, described on Schedule 6.06 and (ii) any modification, replacement, renewal or extension of any Investment described in clause (i) above so long as no such modification, renewal or extension thereof increases the amount of such Investment except by the terms thereof (including as a result of the accrual or accretion of interest or original issue discount or the issuance of payment-in-kind securities) or as otherwise permitted by this Section 6.06; (g) Investments received in lieu of Cash in connection with any Disposition solely to the extent such Disposition is otherwise permitted by Section 6.07 (without giving effect to this Section 6.06(g)) or any other disposition of assets not constituting a Disposition; (h) loans or advances to Permitted Payees to the extent permitted by Requirements of Law, either (i) in an aggregate principal amount not to exceed the greater of $30,900,000 and 15% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period at any one time outstanding, (ii) so long as the proceeds of such loan or advance are substantially contemporaneously contributed to the Parent Borrower for the purchase of Qualified Capital Stock of the Parent Borrower or (iii) so long as no Cash or Cash Equivalents are advanced in connection with such loan or advance; (i) Investments consisting of rebates and extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business; (j) Investments consisting of (or resulting from) Indebtedness permitted under Section 6.01 (including guarantees thereof) (other than Indebtedness permitted under Sections 6.01(b) and (h)), Permitted Liens, Restricted Payments permitted under Section 6.04 (other than Section 6.04(a)(ix)), Restricted Debt Payments permitted by Section 6.04 and mergers, consolidations, amalgamations, liquidations, windings up, dissolutions or Dispositions permitted by Section 6.07 (other than Section 6.07(a) (if made in reliance on sub-clause (ii)(y) of the proviso thereto), Section 6.07(b) (if made in reliance on clause (ii) of the proviso thereto), Section 6.07(c)(ii) (if made in reliance on clause (B) therein) and Section 6.07(g) and transactions permitted by Section 6.09 (other than Section 6.09(d)); (k) Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers, vendors, suppliers, licensors, sublicensors, licensees and sublicensees; (l) Investments (including debt obligations and Capital Stock) received (i) in connection with the bankruptcy, work-out, reorganization or recapitalization of any Person, (ii) in settlement or compromise of delinquent obligations of, or other disputes with or judgments against, customers, trade- creditors, suppliers, licensees and other account debtors arising in the ordinary course of business, including pursuant to any plan of reorganization or similar arrangement upon bankruptcy or insolvency of any customer, trade creditor, supplier, licensee or other account debtor, (iii) in satisfaction of judgments against other Persons, (iv) as a result of foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment and/or (v) in settlement, compromise or resolution of litigation, arbitration or other disputes;

145 (m) loans and advances of payroll payments or other compensation to present or former employees, directors, members of management, officers, managers or consultants of the Parent Borrower and/or any subsidiary in the ordinary course of business; (n) Investments to the extent that payment therefor is made solely with Qualified Capital Stock of the Parent Borrower to the extent not resulting in a Change of Control; (o) (i) Investments of any Restricted Subsidiary acquired after the Closing Date, or of any Person acquired by, or merged into or consolidated or amalgamated with, the Parent Borrower or any Restricted Subsidiary after the Closing Date, in each case as part of an Investment otherwise permitted by this Section 6.06 to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of the relevant acquisition, merger, amalgamation or consolidation and (ii) any modification, replacement, renewal or extension of any Investment permitted under clause (i) of this Section 6.06(o) so long as no such modification, replacement, renewal or extension thereof increases the amount of such Investment except as otherwise permitted by this Section 6.06; (p) [reserved]; (q) Investments made after the Closing Date by the Parent Borrower and/or any of its Restricted Subsidiaries in an aggregate amount at any time outstanding not to exceed: (i) the greater of $82,400,000 and 40% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period, plus (ii) in the event that (A) the Parent Borrower or any of its Restricted Subsidiaries makes any Investment after the Closing Date in any Person that is not a Restricted Subsidiary and (B) such Person subsequently becomes a Restricted Subsidiary, an amount equal to 100% of the amount of Investments in such Person outstanding pursuant to this clause (q) as of the date on which such Person becomes a Restricted Subsidiary; (r) Investments made after the Closing Date by the Parent Borrower and/or any of its Restricted Subsidiaries in an aggregate outstanding amount not to exceed (i) so long as no Event of Default exists or results therefrom, the portion, if any, of the Available Amount on such date that the Parent Borrower elects to apply to this clause (r)(i) plus (ii) the portion, if any, of the Available Excluded Contribution Amount on such date that the Parent Borrower elects to apply to this clause (r)(ii) (plus, without duplication of amounts referred to in this clause (ii), in an amount equal to the Net Proceeds from a Disposition of property or assets acquired after the Closing Date, if the acquisition of such property or assets was financed with Available Excluded Contribution Amounts up to the amount of such Available Excluded Contribution Amount, less any application thereof under Section 6.04(a)(iii) or Section 6.04(b)(vi)); (s) (i) Guarantees of leases or subleases (in each case other than Finance Leases) or of other obligations not constituting Indebtedness, (ii) Guarantees of the lease obligations of suppliers, customers, franchisees and licensees of the Parent Borrower and/or its Restricted Subsidiaries, in each case, in the ordinary course of business and (iii) Investments consisting of Guarantees of any supplier’s obligations in respect of commodity contracts, including Derivative Transactions, solely to the extent such commodities related to the materials or products to be purchased by the Parent Borrower or any Restricted Subsidiary; (t) Investments in any Person in amounts and for purposes for which Restricted Payments to such Person are permitted under Section 6.04(a); provided that any Investment made as provided above in

146 lieu of any such Restricted Payment shall reduce availability under the applicable Restricted Payment basket under Section 6.04(a); (u) [reserved]; (v) Investments in subsidiaries and Joint Ventures in connection with reorganizations and/or restructurings, including any Permitted Reorganization and/or activities related to tax planning (including Investments in non-Cash or non-Cash Equivalents); provided that, after giving effect to any such reorganization, restructuring and/or related activity, the security interest of the Collateral Agent in the Collateral, taken as a whole, is not materially impaired (including by a material portion of the assets that constitute Collateral immediately prior to such reorganization, restructuring or tax planning activities no longer constituting Collateral) as a result of such reorganization, restructuring or tax planning activities; (w) Investments arising under or in connection with any Derivative Transaction of the type permitted under Section 6.01(s); (x) Investments made (A) in Joint Ventures or Unrestricted Subsidiaries, in an aggregate outstanding amount under this sub-clause (A) not to exceed the greater of $30,900,000 and 15% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period, (B) in Joint Ventures, including in connection with the creation, formation and/or acquisition of any Joint Venture or (C) in any Restricted Subsidiary to enable such Restricted Subsidiary to create, form and/or acquire any Joint Venture, in an aggregate outstanding amount under sub-clauses (B) and (C) not to exceed the greater of $51,500,000 and 25% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; provided that if any Investment pursuant to this clause (x) is made in any Person that is not a Restricted Subsidiary at the date of making of such Investment and such Person becomes a Restricted Subsidiary after such date, such Investment shall, at the election of the Parent Borrower, be deemed to have been made pursuant to clause (b)(ii) above and shall cease to have been made under this clause (x); (y) Investments made in Joint Ventures as required by, or made pursuant to, buy/sell arrangements between the Joint Venture parties set forth in Joint Venture agreements and similar binding arrangements in effect on the Closing Date or entered into after the Closing Date in the ordinary course of business; (z) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent that they are permitted to remain unfunded under applicable Requirements of Law; (aa) Investments in connection with Permitted Treasury Arrangements; (bb) Investments made in connection with any nonqualified deferred compensation plan or arrangement for any Permitted Payee; (cc) Investments in any Unrestricted Subsidiary in an outstanding amount in the aggregate for not to exceed the greater of $30,900,000 and 15% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; (dd) so long as no Event of Default exists or results therefrom, additional Investments so long as, as measured at the time provided for in Section 1.04(e), on a Pro Forma Basis, the Total Leverage Ratio does not exceed 3.00:1.00;

147 (ee) Investments consisting of the licensing, sublicensing or contribution of any intellectual property or other IP Rights pursuant to joint marketing, collaboration or other similar arrangements with other Persons; (ff) [reserved]; (gg) [reserved]; (hh) Restricted Subsidiaries of the Parent Borrower may be established or created if such Parent Borrower and such Restricted Subsidiary comply with the requirements of Section 5.12, if applicable; provided that, in each case, to the extent such new Restricted Subsidiary is created solely for the purpose of consummating a transaction pursuant to a Permitted Acquisition or other Investment permitted by this Section 6.06, and such new Restricted Subsidiary at no time holds any assets or liabilities other than any acquisition or Investment consideration contributed to it contemporaneously with the closing of such transaction, such new Restricted Subsidiary shall not be required to take the actions set forth in Section 5.12 until the respective acquisition is consummated (at which time the surviving entity of the respective transaction shall be required to so comply in accordance with the provisions thereof); (ii) contributions in connection with compensation arrangements to a “rabbi” trust for the benefit of employees, directors, partners, members, consultants, independent contractors or other service providers or other grantor trust subject to claims of creditors in the case of a bankruptcy of the Parent Borrower or any of its Restricted Subsidiaries; (jj) [reserved]; (kk) Investments consisting of earnest money deposits required in connection with purchase agreements or other acquisitions or Investments otherwise permitted under this Section 6.06 and any other pledges or deposits permitted by Section 6.02; (ll) Loans repurchased by the Parent Borrower or a Restricted Subsidiary pursuant to and subject to immediate cancellation in accordance with this Agreement and, to the extent permitted (or not prohibited) by Section 6.04(b), loans or other Indebtedness repurchased by the Parent Borrower or a Restricted Subsidiary pursuant to and subject to immediate cancellation in accordance with the terms of any other Indebtedness; (mm) Guarantee obligations of the Parent Borrower or any Restricted Subsidiary in respect of letters of support, guarantees or similar obligations issued, made or incurred for the benefit of any Restricted Subsidiary of the Parent Borrower to the extent required by law or in connection with any statutory filing or the delivery of audit opinions performed in jurisdictions other than within the United States; (nn) To the extent constituting Investments, any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction; (oo) purchases and acquisitions of inventory, supplies, materials, services, equipment or similar assets in the ordinary course of business; (pp) [reserved]; (qq) [reserved]; and

148 (rr) Investments in or relating to any Receivables Subsidiary that, in the good faith determination of the Parent Borrower, are necessary or advisable to effect or operate a Qualified Receivables Facility (including any contribution of replacement or substitute assets to such Subsidiary) or any repurchases in connection therewith (including, without limitation, (x) repurchases to unwind any Qualified Receivables Facility and (y) the contribution or lending of Cash or Cash Equivalents to Subsidiaries to finance the purchase of such assets from the Parent Borrower or any Restricted Subsidiary or to otherwise fund required reserves and Investments of funds held in accounts permitted or required by the arrangements governing such Qualified Receivables Facility or any related Indebtedness); provided that, notwithstanding anything to the contrary in this Section 6.06, the Parent Borrower and its Restricted Subsidiaries shall not be permitted to transfer or license on an exclusive basis Material Intellectual Property to any Unrestricted Subsidiary; provided, that, for the avoidance of doubt, the Parent Borrower and its Restricted Subsidiaries shall be permitted to grant non-exclusive licenses (or sublicenses) of any Material Intellectual Property to any Unrestricted Subsidiary. Section 6.07. Fundamental Changes; Disposition of Assets. The Parent Borrower and each other Loan Party shall not, nor shall it permit any Restricted Subsidiary to, enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up, strike-off or dissolve themselves or appoint a restructuring officer (or suffer any liquidation, strike-off or dissolution), or make any Disposition of assets having a fair market value in excess of the greater of $10,300,000 and 5% of Consolidated Adjusted EBITDA in a single transaction or in a series of related transactions or in excess of the greater of $20,600,000 and 10% of Consolidated Adjusted EBITDA in the aggregate for all such transactions in any Fiscal Year, except: (a) any Restricted Subsidiary may be merged, consolidated or amalgamated with or into the Parent Borrower or any other Restricted Subsidiary; provided that (i) in the case of any such merger, consolidation or amalgamation with or into a Borrower, (A) such Borrower shall be the continuing or surviving Person or a Person that continues as an amalgamated corporation or (B) if the Person formed by or surviving any such merger, consolidation or amalgamation (including any immediate and successive mergers, consolidations or amalgamations of entities) is not a Borrower (any such Person succeeding such Borrower after giving effect to such transaction or transactions, the “Successor Borrower”), (x) the Successor Borrower shall be an entity organized or existing under the law of the jurisdiction of organization of such Borrower or a political subdivision thereof, (y) the Successor Borrower shall expressly assume the Loan Document Obligations of such Borrower, as applicable, in a manner reasonably satisfactory to the Administrative Agent and the Parent Borrower shall have provided at least 30 days notice of such transaction to the Lenders and shall have provided at least three Business Days prior to the date of such transaction all information requested by any Lender at least ten Business Days prior to such transaction to comply with applicable “know your customer” requirements and (z) except as the Administrative Agent may otherwise agree, each Guarantor, unless it is the other party to such merger, consolidation or amalgamation, shall have executed and delivered a reaffirmation agreement with respect to its obligations under the Loan Guarantee and the other Loan Documents; it being understood and agreed that if the foregoing conditions under clauses (x) through (z) are satisfied, the Successor Borrower will succeed to, and be substituted for, such Borrower under this Agreement and the other Loan Documents and (ii) in the case of any such merger, consolidation or amalgamation with or into any Subsidiary Guarantor, either (x) a Subsidiary Guarantor shall be the continuing or surviving Person or the continuing or surviving Person shall expressly assume the guarantee obligations of the Subsidiary Guarantor in a manner reasonably satisfactory to the Administrative Agent or (y) the relevant transaction shall be treated as an Investment and otherwise be made in compliance with Section 6.06; (b) Dispositions (including of Capital Stock) among the Parent Borrower and/or any Restricted Subsidiary (upon voluntary liquidation or otherwise); provided that any such Disposition by

149 any Loan Party to any Person that is not a Loan Party shall be (i) for fair market value (as determined by such Person in good faith) or (ii) treated as an Investment and otherwise be made in compliance with Section 6.06 (other than on reliance of clause (j) thereof); (c) (i) the liquidation or dissolution of any Restricted Subsidiary (other than a Borrower) if the Parent Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Parent Borrower, is not materially disadvantageous to the Lenders, and the Parent Borrower or any Restricted Subsidiary receives any assets of the relevant dissolved or liquidated Restricted Subsidiary; (ii) any merger, amalgamation, dissolution, liquidation or consolidation, the purpose of which is to effect (A) any Disposition otherwise permitted under this Section 6.07 (other than clause (a), clause (b) or this clause (c)) or (B) any Investment permitted under Section 6.06 (other than clause (j) thereof); provided that (i) in the case of any such merger, consolidation or amalgamation with or into the Parent Borrower or a Borrower, (A) the Parent Borrower or such Borrower shall be the continuing or surviving Person or a Person that continues as an amalgamated corporation or (B) if the Person formed by or surviving any such merger, consolidation or amalgamation (including any immediate and successive mergers, consolidations or amalgamations of entities) is not the Parent Borrower or such Borrower (any such Person succeeding to the Parent Borrower or such Borrower after giving effect to such transaction or transactions, the “Successor Person”), (x) the Successor Person shall be an entity organized or existing under the law of the jurisdiction of organization of the Parent Borrower or such Borrower or a political subdivision thereof, (y) the Successor Person shall expressly assume the Loan Document Obligations of the Parent Borrower or such Borrower, as applicable, in a manner reasonably satisfactory to the Administrative Agent and the Parent Borrower shall have provided at least 30 days notice of such transaction to the Lenders and shall have provided at least three Business Days prior to the date of such transaction all information requested by any Lender at least ten Business Days prior to such transaction to comply with applicable “know your customer” requirements and (z) except as the Administrative Agent may otherwise agree, each Guarantor, unless it is the other party to such merger, consolidation or amalgamation, shall have executed and delivered a reaffirmation agreement with respect to its obligations under the Loan Guarantee and the other Loan Documents; it being understood and agreed that if the foregoing conditions under clauses (x) through (z) are satisfied, the Successor Person will succeed to, and be substituted for, the Parent Borrower or such Borrower, as applicable, under this Agreement and the other Loan Documents and (iii) the Parent Borrower or any Restricted Subsidiary may be converted into another form of entity, in each case, so long as such conversion does not adversely affect the value of the Loan Guarantee or the Collateral, taken as a whole; (d) (x) Dispositions of inventory or goods held for sale, equipment or other assets in the ordinary course of business (including on an intercompany basis) and (y) the leasing or subleasing of real property in the ordinary course of business; (e) Dispositions of surplus, obsolete, used or worn out property or other property that, in the good faith judgment of the Parent Borrower, is (A) no longer useful in its business (or in the business of any Restricted Subsidiary of the Parent Borrower) or (B) otherwise economically impracticable or not commercially reasonable to maintain; (f) Dispositions of Cash and/or Cash Equivalents or other assets that were Cash and/or Cash Equivalents when the relevant original Investment was made; (g) Dispositions, mergers, amalgamations, consolidations or conveyances that constitute (or are made in order to effectuate) Investments permitted pursuant to Section 6.06 (other than Section 6.06(j)), Permitted Liens, Restricted Payments permitted by Section 6.04(a) (other than Section 6.04(a)(ix)) and Sale and Lease-Back Transactions permitted by Section 6.08;

150 (h) Dispositions for fair market value; provided that with respect to any single Disposition transaction or a series of related transactions with respect to assets having a fair market value in excess of the greater of $20,600,000 and 10% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period, at least 75% of the consideration for such Disposition, shall consist of Cash or Cash Equivalents (provided that for purposes of the 75% Cash consideration requirement, (u) the amount of any Indebtedness or other liabilities (other than Indebtedness or other liabilities that are expressly subordinated in right of payment to the Loan Document Obligations or that are owed to the Parent Borrower or any Restricted Subsidiary) of the Parent Borrower or any Restricted Subsidiary (as shown on such Person’s most recent balance sheet (or in the notes thereto), or if the incurrence of such Indebtedness or other liability took place after the date of such balance sheet, that would have been shown on such balance sheet or in the notes thereto, as determined in good faith by the Parent Borrower) that are (i) assumed by the transferee of any such assets and for which the Parent Borrower and/or its applicable Restricted Subsidiary have been validly released by all relevant creditors in writing or (ii) otherwise cancelled or terminated in connection with such Disposition, (v) the amount of any trade-in value applied to the purchase price of any replacement assets acquired in connection with such Disposition, (w) future payments to be made in Cash or Cash Equivalents owed to the Parent Borrower or a Restricted Subsidiary in the form of licensing, royalty, earnout or milestone payment (or similar deferred cash payments), (x) any Securities or other obligations or assets received by the Parent Borrower or any Restricted Subsidiary from such transferee (including earn-outs or similar obligations) that are converted by such Person into Cash or Cash Equivalents, or by their terms are required to be satisfied for Cash or Cash Equivalents (to the extent of the Cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition and (y) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non- Cash Consideration received pursuant to this clause (y) and clause (B)(1) of the proviso to Section 6.08 that is at that time outstanding, not in excess of the greater of $41,200,000 and 20% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period, in each case shall be deemed to be Cash); (i) to the extent that (i) the relevant property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of the relevant Disposition are promptly applied to the purchase price of such replacement property; (j) Dispositions of Investments in (or assets of) Joint Ventures or other non-Wholly-Owned Subsidiaries to the extent required by, or made pursuant to, buy/sell arrangements between joint venture or similar parties set forth in the relevant joint venture arrangements and/or similar binding arrangements, or made on a pro rata basis to the owners thereof (or on a greater than pro rata basis to the extent the recipient of such greater amount is the Parent Borrower or a Restricted Subsidiary); (k) Dispositions of notes receivable or accounts receivable in the ordinary course of business (including any discount and/or forgiveness thereof) or in connection with the collection or compromise thereof, or as part of any bankruptcy or similar proceeding; (l) Dispositions and/or terminations of, or constituting, leases, subleases, licenses, sublicenses or cross-licenses (including the provision of software under any open source license), the Dispositions or terminations of which (i) do not materially interfere with the business of the Parent Borrower and its Restricted Subsidiaries, (ii) relate to closed facilities or the discontinuation of any Product Line or (iii) are made in the ordinary course of business; (m) (i) any termination of any lease, sublease, license or sub-license in the ordinary course of business (and any related Disposition of improvements made to leased real property resulting therefrom), (ii) any expiration of any option agreement in respect of real or personal property and (iii) any surrender

151 or waiver of contractual rights or the settlement, release or surrender of contractual rights or litigation claims (including in tort) in the ordinary course of business; (n) Dispositions of property subject to foreclosure, expropriation, forced disposition, casualty, eminent domain, expropriation or condemnation proceedings (including in lieu thereof or any similar proceeding); (o) Dispositions or consignments of equipment, inventory or other assets (including leasehold or licensed interests in real property) with respect to facilities that are temporarily not in use, held for sale or closed; (p) [reserved]; (q) Dispositions of non-core assets and sales of Real Estate Assets, in each case acquired in any Permitted Acquisition or other Investment permitted hereunder, including such Dispositions (x) so long as the Parent Borrower is in compliance with the Financial Covenants (calculated on a Pro Forma Basis after giving effect to the applicable Disposition), made in order to obtain the approval of any anti- trust authority or otherwise necessary or advisable in the good faith determination of the Parent Borrower to consummate any Permitted Acquisition or other Investment permitted hereunder or (y) which, within 90 days of the date of such acquisition or Investment, are designated in writing to the Administrative Agent as being held for sale and not for the continued operation of the Parent Borrower or any of its Restricted Subsidiaries or any of their respective businesses; (r) exchanges or swaps, including transactions covered by Section 1031 of the Code (or any comparable provision of any foreign jurisdiction), of property or assets so long as any such exchange or swap is made for fair value (as determined by the Parent Borrower in good faith) for like property or assets or property, assets or services of greater value or usefulness to the business of the Parent Borrower and its Restricted Subsidiaries as a whole, as determined in good faith by the Parent Borrower; provided that upon the consummation of any such exchange or swap by any Loan Party, to the extent the property received does not constitute an Excluded Asset, the Collateral Agent has a perfected Lien with the same priority as the Lien held on the property or assets so exchanged or swapped; (s) [reserved]; (t) (i) licensing and cross-licensing (including sub-licensing) arrangements involving any technology, intellectual property or other IP Rights of the Parent Borrower or any Restricted Subsidiary in the ordinary course of business, (ii) Dispositions, abandonments, cancellations or lapses of intellectual property or other IP Rights, including issuances or registrations thereof, or applications for issuances or registrations thereof, in the ordinary course of business or which, in the good faith determination of the Parent Borrower, are not necessary to the conduct of the business of the Parent Borrower or its Restricted Subsidiaries or are obsolete or no longer economical to maintain in light of their use, and (iii) Dispositions of any technology, intellectual property or other IP Rights of the Parent Borrower or any Restricted Subsidiary involving their customers in the ordinary course of business; (u) terminations or unwinds of Derivative Transactions; (v) Dispositions of Capital Stock of, or sales of Indebtedness or other Securities of, Unrestricted Subsidiaries, in each case other than Unrestricted Subsidiaries, the primary assets of which are Cash and/or Cash Equivalents;

152 (w) Dispositions of Real Estate Assets and related assets in the ordinary course of business in connection with relocation activities for directors, officers, employees, members of management, managers or consultants, the Parent Borrower and/or any Restricted Subsidiary; (x) Dispositions made to comply with any order or other directive of any Governmental Authority or any applicable Requirement of Law, including Dispositions of any Restricted Subsidiary’s Capital Stock required to qualify directors; (y) any merger, consolidation, amalgamation, Disposition or conveyance the sole purpose of which is to reincorporate or reorganize a Restricted Subsidiary that is not a Borrower (provided that if such Restricted Subsidiary is a Loan Party it must satisfy the Collateral and Guarantee Requirement in such other jurisdiction to the extent otherwise required hereunder); (z) Dispositions constituting any part of a Permitted Reorganization; (aa) any sale of motor vehicles and information technology equipment purchased at the end of an operating lease and resold thereafter; (bb) other Dispositions involving assets with a fair market value of not more than, in the aggregate, the greater of $51,500,000 and 25% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; (cc) Dispositions contemplated on the Closing Date and described on Schedule 6.07 hereto; (dd) [reserved]; (ee) any issuance, sale or Disposition of Capital Stock to directors, officers, managers or employees for purposes of satisfying requirements with respect to directors’ qualifying shares and shares issued to foreign nationals, in each case as required by applicable Requirements of Law; (ff) any netting arrangement of accounts receivable between or among the Parent Borrower and its Restricted Subsidiaries or among Restricted Subsidiaries of the Parent Borrower made in the ordinary course of business; (gg) [reserved]; (hh) any “fee in lieu” or other Disposition of assets to any Governmental Authority that continue in use by the Parent Borrower or any Restricted Subsidiary, so long as such Parent Borrower or any Restricted Subsidiary may obtain title to such asset upon reasonable notice by paying a nominal fee; (ii) (A) the formation of any Restricted Subsidiary that is a Delaware Divided LLC and (B) any Disposition to effect the formation of any Restricted Subsidiary that is a Delaware Divided LLC which Disposition is not otherwise prohibited hereunder; provided that in each case upon formation of a Delaware Divided LLC, the Parent Borrower complies with Section 5.12 with respect to such Delaware Divided LLC to the extent applicable; and (jj) Dispositions or discounts of accounts receivable, or participations therein, or Receivables Facility Assets (including, without limitation, all trade receivables now owned or at any time hereafter acquired by the Parent Borrower and/or any Restricted Subsidiary) or any disposition of the Capital Stock in a Subsidiary all or substantially all of the assets of which are Receivables Facility Assets, or other

153 rights to payment and related assets in connection with any Qualified Receivables Facility permitted by Section 6.01(mm). To the extent that any Collateral is Disposed of as expressly permitted by this Section 6.07 to any Person other than a Loan Party, such Collateral shall automatically be sold free and clear of the Liens created by the Loan Documents (which Liens shall be automatically released upon the consummation of such Disposition) and the Collateral Agent and the Administrative Agent shall be irrevocably authorized to take, and shall take, any actions reasonably requested by the Parent Borrower in writing or otherwise deemed appropriate in order to effect the foregoing. Notwithstanding anything to the contrary in this Section 6.07, the Parent Borrower and its Restricted Subsidiaries shall not be permitted to transfer or license on an exclusive basis Material Intellectual Property to any Unrestricted Subsidiary; provided, that, for the avoidance of doubt, the Parent Borrower and its Restricted Subsidiaries shall be permitted to grant non-exclusive licenses (or sublicenses) of any Material Intellectual Property to any Unrestricted Subsidiary. Section 6.08. Sale and Lease-Back Transactions. The Parent Borrower and each other Loan Party shall not, nor shall it permit any Restricted Subsidiary to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which the Parent Borrower or the relevant Loan Party or Restricted Subsidiary (a) has sold or transferred or is to sell or to transfer to any other Person (other than the Parent Borrower or any of its Restricted Subsidiaries) and (b) intends to use for substantially the same purpose as the property which has been or is to be sold or transferred by the Parent Borrower or such Loan Party or Restricted Subsidiary to any Person (other than the Parent Borrower or any of its Restricted Subsidiaries) in connection with such lease (such a transaction described herein, a “Sale and Lease-Back Transaction”); provided that any Sale and Lease-Back Transaction shall be permitted so long as either (A) the resulting Indebtedness, if any, is permitted by Section 6.01(m) or clause (e) of the definition of “Incremental Cap” (assuming solely for such purpose that such resulting Indebtedness is Incremental Equivalent Debt) or (B) at least 75% of the consideration for such Sale and Lease-Back Transaction, together with all other Sale and Lease-Back Transactions undertaken pursuant to this clause (B) since the Closing Date (on a cumulative basis), shall consist of Cash or Cash Equivalents (provided that the Cash consideration requirements set forth in Section 6.07(h) shall apply in determining whether or not the Cash consideration requirements in this clause are satisfied) and (2) the Parent Borrower or any of its Restricted Subsidiaries would otherwise be permitted to enter into, and remain liable under, the applicable underlying lease. Section 6.09. Transactions with Affiliates. The Parent Borrower and each other Loan Party shall not, nor shall it permit any Restricted Subsidiary to, enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) involving payment in excess of the greater of $15,450,000 and 7.5% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period in any individual transaction with any of their respective Affiliates on terms that are substantially less favorable to such Parent Borrower or such Loan Party or Restricted Subsidiary, as the case may be (as determined by the Parent Borrower in good faith), than those that might be obtained at the time in a comparable arm’s-length transaction from a Person who is not an Affiliate; provided that the foregoing restriction shall not apply to: (a) any transaction between or among the Parent Borrower and/or one or more Restricted Subsidiaries; (b) any issuance, sale or grant of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock

154 ownership plans approved by the board of directors (or equivalent governing body) of the Parent Borrower or any Restricted Subsidiary; (c) (i) any collective bargaining, employment, indemnification, expense reimbursement or severance agreement or compensatory (including profit sharing) arrangement entered into by the Parent Borrower or any of its Restricted Subsidiaries with any Permitted Payee, (ii) any subscription agreement or similar agreement pertaining to the repurchase of Capital Stock pursuant to put/call rights or similar rights with any Permitted Payee and (iii) payments or other transactions pursuant to any management equity plan, employee compensation, benefit plan, stock option plan or arrangement, equity holder arrangement, supplemental executive retirement benefit plan, any health, disability or similar insurance plan, or any employment contract or arrangement which covers any Permitted Payee and payments pursuant thereto; (d) (i) any Restricted Payment or Investment permitted by this Agreement and (ii) any transaction specifically permitted by Sections 6.01(d), (bb) and (ee) and 6.03; (e) [reserved]; (f) [reserved]; (g) [reserved]; (h) (i) transactions with a Person that is an Affiliate of the Parent Borrower (other than an Unrestricted Subsidiary) solely because the Parent Borrower or any Restricted Subsidiary owns Capital Stock in such Person or Controls such Person and (ii) transactions with any Person that is an Affiliate solely because a director or officer of such Person is a director or officer of the Parent Borrower or any Restricted Subsidiary; (i) any transaction or transactions approved by a majority of the disinterested members of the board of directors (or similar governing body) of the Parent Borrower at such time; (j) Guarantees permitted or not restricted by Section 6.01 or Section 6.06; (k) [reserved]; (l) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, members of the board of directors (or similar governing body), officers, employees, members of management, managers, consultants and independent contractors of the Parent Borrower and/or any of its Restricted Subsidiaries in the ordinary course of business; (m) transactions with customers, clients, suppliers, licensees, Joint Ventures, purchasers or sellers of goods or services or providers of employees or other labor entered into in the ordinary course of business, which are (i) fair to the Parent Borrower and/or its applicable Restricted Subsidiary in the good faith determination of the board of directors (or similar governing body) of the Parent Borrower or the senior management thereof or (ii) on terms not substantially less favorable to the Parent Borrower and/or its applicable Restricted Subsidiary as might reasonably be obtained from a Person other than an Affiliate; (n) [reserved];

155 (o) (i) any purchase or redemption by the Parent Borrower of the Capital Stock of (or contribution to the equity capital of) the Parent Borrower and (ii) any intercompany loans made by Parent Borrower to the Parent Borrower or any Restricted Subsidiary; (p) any transaction in respect of which the Parent Borrower delivers to the Administrative Agent a letter addressed to the board of directors (or equivalent governing body) of the Parent Borrower from an accounting, appraisal or investment banking firm of nationally recognized standing stating that such transaction is fair to the Parent Borrower or such Restricted Subsidiary from a financial point of view or stating that the terms, when taken as a whole, are not substantially less favorable to the Parent Borrower or the applicable Restricted Subsidiary than might be obtained at the time in a comparable arm’s length transaction from a Person who is not an Affiliate; (q) [reserved]; (r) payments to or from, and transactions with, an Unrestricted Subsidiary in the ordinary course of business (including any cash management or administrative activities related thereto); (s) any lease entered into between the Parent Borrower or any Restricted Subsidiary, as lessee, and any Affiliate of the Parent Borrower, as lessor, and any transaction(s) pursuant to that lease, which lease is approved by a majority of the disinterested members of the board of directors or senior management of the Parent Borrower in good faith; and (t) transactions undertaken in the ordinary course of business pursuant to membership in a purchasing consortium; and. (u) transactions set forth on Schedule 6.09 and any amendment, modification or extension thereof to the extent such amendment, modification or extension, taken as a whole, is not materially (i) adverse to the Lenders or (ii) more disadvantageous to the Lenders than the relevant transaction in existence on the Closing Date, in each case, in the good faith judgment of the Borrower. Section 6.10. [Reserved]. Section 6.11. [Reserved]. Section 6.12. Amendments of or Waivers with Respect to Restricted Debt. The Parent Borrower and each other Loan Party shall not, nor permit any Restricted Subsidiary to, amend or otherwise modify the terms of any Restricted Debt (or the documentation governing any Restricted Debt) if the effect of such amendment or modification, together with all other amendments or modifications made, is materially adverse to the interests of the Lenders (in their capacities as such); provided that, for purposes of clarity, it is understood and agreed that the foregoing limitation shall not otherwise prohibit any Refinancing Indebtedness or any other replacement, refinancing, amendment, supplement, modification, extension, renewal, restatement or refunding of any Restricted Debt, in each case, that is permitted under this Agreement in respect thereof. Section 6.13. [Reserved]. Section 6.14. Use of Proceeds. The Parent Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business

156 or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 6.15. Financial Covenants. (a) On the last day of any Test Period (commencing with the Test Period for the Fiscal Quarter ended September 30, 2025), the Parent Borrower shall not permit the Total Leverage Ratio to be greater than 3.50 to 1.00. (b) On the last day of any Test Period (commencing with the Test Period for the Fiscal Quarter ended September 30, 2025), the Parent Borrower shall not permit the Interest Coverage Ratio to be less than 3.00 to 1.00. (c) Notwithstanding anything to the contrary in this Agreement, if the Parent Borrower reasonably expects to fail (or has failed) to comply with Section 6.15(a) and/or (b) above for any Fiscal Quarter, the Parent Borrower shall have the right (the “Cure Right”) (at any time during such Fiscal Quarter or thereafter until the date that is fifteen Business Days after the date on which financial statements for such Fiscal Quarter are required to be delivered pursuant to Section 5.01(a) or 5.01(b), as applicable) to issue Permitted Equity for Cash or otherwise receive Cash contributions in respect of Permitted Equity (the “Cure Amount”), and thereupon the Parent Borrower’s compliance with Section 6.15(a) and/or (b) shall be recalculated by increasing Consolidated Adjusted EBITDA (notwithstanding the absence of a related addback in the definition of “Consolidated Adjusted EBITDA”), solely for the purpose of determining compliance with Section 6.15(a) and/or (b) as of the end of such Fiscal Quarter and for applicable subsequent periods that include such Fiscal Quarter, by an amount equal to the Cure Amount. If, after giving effect to the foregoing recalculation (but not, for the avoidance of doubt, except as expressly set forth below, taking into account any immediate repayment of Indebtedness in connection therewith), the requirements of Section 6.15(a) and/or (b) would be satisfied, then the requirements of Section 6.15(a) and/or (b) shall be deemed satisfied as of the end of the relevant Fiscal Quarter with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of Section 6.15(a) and/or (b) that had occurred (or would have occurred) shall be deemed cured for the purposes of this Agreement. Notwithstanding anything herein to the contrary, (i) in each four consecutive Fiscal Quarters there shall be at least two Fiscal Quarters in which the Cure Right is not exercised, (ii) during the term of this Agreement, the Cure Right shall not be exercised more than five times, (iii) the Cure Amount shall be no greater than the amount required for the purpose of complying with Section 6.15(a) and/or (b), (iv) upon the Administrative Agent’s receipt of a written notice from the Parent Borrower that the Parent Borrower intends to exercise the Cure Right (a “Notice of Intent to Cure”), until the fifteenth Business Day following the date on which financial statements for the Fiscal Quarter to which such Notice of Intent to Cure relates are required to be delivered pursuant to Section 5.01(a) or (b), as applicable, neither the Administrative Agent (nor any sub-agent therefor) nor any Lender shall exercise any right to accelerate the Loans or terminate the Revolving Credit Commitments or any Additional Commitments, and none of the Administrative Agent (nor any sub-agent therefor) nor any Lender or Secured Party shall exercise any right to foreclose on or take possession of the Collateral or any other right or remedy under the Loan Documents, in each case solely on the basis of the relevant Event of Default under Section 6.15(a) and/or (b), (v) for any Fiscal Quarter in which any Cure Amount is included as an increase to Consolidated Adjusted EBITDA as a result of any exercise of the Cure Right, such Cure Amount shall be (A) counted solely as an increase to Consolidated Adjusted EBITDA (and not as a reduction of any other Indebtedness (by netting or otherwise) for the purpose of determining compliance with Section 6.15(a) and/or (b)) (provided, that, for any subsequent Fiscal Quarter, any portion of the Cure Amount that is actually applied to repay Indebtedness may be taken into account as a reduction of such Indebtedness so prepaid) and (B) disregarded for all other purposes, including the

157 purpose of determining whether any financial ratio-based condition has been satisfied, the Applicable Rate or the availability of any carve-out set forth in Article 6 of this Agreement and (vi) no Revolving Lender or Issuing Bank shall be required to make any Revolving Loan or issue any Letter of Credit hereunder if an Event of Default under Section 6.15(a) and/or (b) exists during the fifteen Business Day period during which the Parent Borrower may exercise a Cure Right above unless and until the Cure Amount is actually received. ARTICLE 7 [RESERVED] ARTICLE 8 EVENTS OF DEFAULT Section 8.01. Events of Default. If any of the following events (each, an “Event of Default”) shall occur: (a) Failure To Make Payments When Due. Failure by a Borrower to pay (i) any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise, (ii) when due any amount payable to any Issuing Bank in reimbursement of any drawing under a Letter of Credit or (iii) any interest on any Loan, any fee or other non-principal amount due hereunder within five Business Days after the date due; or (b) Default in Other Agreements. (i) Failure by the Parent Borrower or any of its Restricted Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than (A) Indebtedness referred to in clause (a) above and (B) Indebtedness held by the Parent Borrower or any Restricted Subsidiary) with an aggregate outstanding principal amount exceeding the Threshold Amount, in each case beyond the applicable notice period and grace period, if any, provided therefor; or (ii) breach or default by the Parent Borrower or any of its Restricted Subsidiaries with respect to any other term of (A) one or more items of Indebtedness with an aggregate outstanding principal amount exceeding the Threshold Amount or (B) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness (other than, for the avoidance of doubt, with respect to Indebtedness consisting of Hedging Obligations, termination events or equivalent events pursuant to the terms of the relevant Hedge Agreement which are not the result of any default thereunder by any Loan Party or any Restricted Subsidiary), in each case beyond the applicable notice period and grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be or to require any Loan Party or any Restricted Subsidiary to repurchase such Indebtedness; provided that clause (ii) of this paragraph (b) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property securing such Indebtedness if such sale or transfer is permitted hereunder; provided, further, that (x) [reserved], (y) any failure, breach or default described under clauses (i) or (ii) above shall only constitute an Event of Default hereunder if such failure, breach or default is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to this Article 8 and (z) for the avoidance of doubt, any failure, breach or default described under clauses (i) or (ii) above shall not result in a Default or Event of Default hereunder while any notice period or grace period, if applicable to such failure, breach or default, remains in effect; or (c) Breach of Certain Covenants. Failure of any Loan Party, as required by the relevant provision, to perform or comply with any term or condition contained in Section 5.01(e)(i), Section 5.02

158 (as it applies to the preservation of the existence of the Parent Borrower or any other Borrower) or Article 6; it being understood and agreed that any breach of Section 6.15(a) and/or (b) is subject to cure as provided in Section 6.15(c), and no Event of Default shall arise under Section 6.15(a) and/or (b) until the fifteenth Business Day after the day on which financial statements are required to be delivered for the relevant Fiscal Quarter under Section 5.01(a) or (b), as applicable, and then only to the extent the Cure Amount has not been received on or prior to such date. (d) Breach of Representations, Etc. Any representation, warranty or certification made or deemed made by any Loan Party in any Loan Document or in any certificate required to be delivered in connection herewith or therewith (including, for the avoidance of doubt, any Perfection Certificate) shall be untrue in any material respect as of the date made or deemed made and, in the case of any representation or warranty that is capable of being cured, such untrue representation, warranty or certification shall remain untrue for a period of 30 days after notice from the Administrative Agent to the Parent Borrower; it being understood and agreed that any breach of representation, warranty or certification resulting from any UCC continuation statement (or other similar statement) not being timely filed shall not result in an Event of Default under this Section 8.01(d) or any other provision of any Loan Document; or (e) Other Defaults Under Loan Documents. Default by any Loan Party in the performance of or compliance with any term contained herein or in any of the other Loan Documents, other than any such term referred to in any other Section of this Section 8.01, which default has not been remedied or waived within 30 days after receipt by the Parent Borrower of any written notice thereof from the Administrative Agent; or (f) Involuntary Bankruptcy; Appointment of Receiver, Etc. (i) The entry by a court of competent jurisdiction of a decree or order for relief in respect of the Parent Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary that is not a Borrower) (any such Person, a “Specified Person”) in an involuntary case under any Debtor Relief Law now or hereafter in effect, which decree or order is not stayed or dismissed; or any other similar relief shall be granted under any applicable federal, state, provincial or local law, which relief is not stayed or dismissed; or (ii) the commencement of an involuntary case against any Specified Person under any Debtor Relief Law; the entry by a court having jurisdiction in the premises of a decree or order for the appointment of a receiver, receiver and manager (preliminary) insolvency receiver, restructuring officer, liquidator, sequestrator, trustee, monitor, custodian or other officer having similar powers over any Specified Person, or over all or a substantial part of its property; or the involuntary appointment of an interim receiver, trustee or other custodian of any Specified Person for all or a substantial part of its property, which remains, in any case under this clause (f), undismissed, unvacated and unbonded pending appeal for 60 consecutive days; or (g) Voluntary Bankruptcy; Appointment of Receiver, Etc. (i) The entry against any Specified Person of an order for relief, the commencement by any Specified Person of a voluntary case under any Debtor Relief Law, or the consent by any Specified Person to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case, under any Debtor Relief Law, or the consent by any Specified Person to the appointment of or taking possession by a receiver, receiver and manager, trustee, monitor or other custodian for all or a substantial part of its property; (ii)the making by any Specified Person of a general assignment for the benefit of creditors; or (iii) the admission by any Specified Person in writing of its inability to pay its debts as such debts become due; or (h) Judgments and Attachments. The entry of one or more final money judgments, writs or warrants of attachment or similar process against any Specified Person (other than the Parent Borrower) or any of its assets involving in the aggregate at any time an amount in excess of the Threshold Amount (in either case to the extent not adequately covered by indemnity from a third party as to which the

159 indemnifying party has been notified and not denied its indemnification obligations, self-insurance (if applicable) or insurance as to which the relevant third party insurance company has been notified and not denied coverage), which judgment, writs or warrants of attachment or similar process remains unpaid, undischarged, unvacated, unbonded and unstayed pending appeal for a period of 60 consecutive days; or (i) Employee Benefit Plans. The occurrence of one or more ERISA Events, which individually or in the aggregate result in liability of a Loan Party or any of its Restricted Subsidiaries in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect and the same shall remain undischarged for a period of 30 consecutive days; provided, however, that an Event of default shall be deemed to have occurred if a Material Adverse Effect results during such 30-day period; or (j) Change of Control. The occurrence of a Change of Control; or (k) Guaranties, Collateral Documents and Other Loan Documents. At any time after the execution and delivery thereof (i) any material Loan Guarantee for any reason ceasing to be in full force and effect (other than in accordance with its terms or as a result of the occurrence of the Termination Date) or the repudiation in writing by any Loan Party of its obligations thereunder (in each case other than as a result of the discharge of such Loan Party in accordance with the terms thereof), (ii) this Agreement or any material Collateral Document or any Lien on a material portion of the Collateral ceasing to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof, the occurrence of the Termination Date, any other termination of such Collateral Document in accordance with the terms thereof prior to the taking of post-Closing Date actions with respect to the Collateral Documents) or (iii) the contesting by any Loan Party in writing of the validity or enforceability of any material provision of any Loan Document (or any Lien on a material portion of the Collateral purported to be created by the Collateral Documents) or denial by any Loan Party in writing that it has any further liability (other than by reason of the occurrence of the Termination Date or any other termination of any Loan Document in accordance with the terms thereof), including with respect to future advances by the Lenders, under any Loan Document to which it is a party; it being understood and agreed that if the Collateral Agent ceases to maintain possession of any Collateral actually delivered to it or if UCC (or equivalent) continuation statements are not timely filed, such events shall not result in an Event of Default under this clause (k); or (l) Subordination. The Loan Document Obligations ceasing or the assertion in writing by any Loan Party that the Loan Document Obligations cease to constitute senior indebtedness under the subordination provisions of any document or instrument evidencing any permitted subordinated Junior Indebtedness in excess of the Threshold Amount (in each case, to the extent required by such subordination provision) or any such subordination provision being invalidated by a court of competent jurisdiction in a final non-appealable order or otherwise ceasing, for any reason, to be valid, binding and enforceable obligations of the parties thereto, then, and in every such Event of Default (other than (x) an Event of Default with respect to the Parent Borrower described in clause (f) or (g) of this Section 8.01 or (y) any Event of Default arising under Section 6.15), and at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Parent Borrower, take any of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon such Commitments shall terminate immediately along with the obligation of Issuing Banks to issue any Letter of Credit, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower

160 accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and (iii) require that the applicable Borrower deposit in the LC Collateral Account an additional amount in Cash as reasonably requested by the Administrative Agent (not to exceed 103% of the relevant face amount of the then outstanding LC Exposure minus the amount then on deposit in the LC Collateral Account); provided that (A) upon the occurrence of an Event of Default with respect to the Parent Borrower described in clause (f) or (g) of this Section 8.01, any such Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and the obligation of the applicable Borrower to Cash collateralize the outstanding Letters of Credit as aforesaid shall automatically become effective, in each case without further action of the Administrative Agent or any Lender and (B) during the continuance of any Event of Default arising under Section 6.15, after giving effect to the proviso to Section 8.01(c) (X) solely upon the request of the Required Revolving Lenders (but not the Required Lenders or any other Lender or group of Lenders), the Administrative Agent shall, by notice to the Parent Borrower, (1) terminate the Revolving Credit Commitments, and thereupon such Revolving Credit Commitments shall terminate immediately, (2) declare the Revolving Loans and Swingline Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Revolving Loans and Swingline Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder in respect of the Revolving Loans and Swingline Loans, shall become due and payable immediately, without presentment, demand, protest or other notice in respect thereof of any kind, all of which are hereby waived by the Borrower and (3) require that applicable Borrower deposit in the LC Collateral Account an additional amount in Cash as reasonably requested by the Issuing Banks (not to exceed 103% of the relevant face amount of the then outstanding LC Exposure minus the amount then on deposit in the LC Collateral Account) and (Y) the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Parent Borrower, declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Upon the occurrence and during the continuance of an Event of Default, subject to any applicable intercreditor agreement, the Administrative Agent and/or the Collateral Agent may, and at the request of the Required Lenders shall, exercise any rights and remedies provided to the Administrative Agent and/or the Collateral Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC. ARTICLE 9 THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT Section 9.01. Authorization and Action. (a) Each Lender and each Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent and Collateral Agent in this Agreement and its successors and assigns to serve as the administrative agent and collateral agent, as applicable, under the Loan Documents and each Lender and each Issuing Bank authorizes the Administrative Agent and the Collateral Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent and/or the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender and each Issuing Bank hereby authorizes the Administrative Agent and the

161 Collateral Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent and the Collateral Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent and the Collateral Agent may have under such Loan Documents. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent and the Collateral Agent shall not be required to exercise any discretion or take any action (except discretionary rights and powers that are expressly contemplated by the Loan Documents, including in connection with any transaction contemplated by Sections 2.22 or 2.23), but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent or the Collateral Agent, as applicable shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Bank; provided that the Administrative Agent and the Collateral Agent shall not be required to take any action that (i) the Administrative Agent or the Collateral Agent, as applicable, in good faith believes exposes it to liability unless the Administrative Agent or the Collateral Agent, as applicable, receives an indemnification and is exculpated in a manner reasonably satisfactory to it from the Lenders with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided further that the Administrative Agent and the Collateral Agent may seek clarification or direction from the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent or the Collateral Agent, as applicable, shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent and the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent Borrower, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or Collateral Agent or any of its respective Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent or the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, each of the Administrative Agent and the Collateral Agent is acting solely on behalf of the Lenders and the Issuing Banks (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing: (i) each of the Administrative Agent and the Collateral Agent, as applicable, does not assume, and shall not be deemed to have assumed, any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, any Issuing Bank or any other Secured Party, other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent or the Collateral Agent, as

162 applicable, is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties), and each Lender and each Issuing Bank agrees (and each other Secured Party will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed) that it will not assert any claim against the Administrative Agent or the Collateral Agent based on an alleged breach of fiduciary duty by the Administrative Agent or the Collateral Agent in connection with this Agreement, any other Loan Document and/or the transactions contemplated hereby or thereby; and (ii) nothing in this Agreement or any other Loan Document shall require the Administrative Agent or the Collateral Agent to account to any Lender, any Issuing Bank or any other Secured Party for any sum or the profit element of any sum received by the Administrative Agent or the Collateral Agent for its own account. (d) Each of the Administrative Agent and the Collateral Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by it. Each of the Administrative Agent and the Collateral Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent, the Collateral Agent and any such sub- agent, and shall apply to their respective activities pursuant to this Agreement and the other Loan Documents. The Administrative Agent and the Collateral Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent or the Collateral Agent, as applicable, acted with bad faith, gross negligence or willful misconduct in the selection of such sub- agent. (e) In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent and the Collateral Agent (irrespective of whether the principal of any Loan or any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent or the Collateral Agent, as applicable, shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 10.03) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, interim-receiver, receiver and manager, monitor, assignee, trustee, liquidator, sequestrator, judicial manager, interim judicial manager or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank and each other Secured Party to make such payments to the Administrative Agent or the Collateral Agent and, in the event that the Administrative Agent or the Collateral Agent, as applicable, shall consent to the making of such payments directly to the

163 Lenders, the Issuing Banks or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 10.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or any Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or any Issuing Bank in any such proceeding. Section 9.02. Administrative Agent and Collateral Agent’s Reliance, Limitation of Liability, Etc. (a) Neither the Administrative Agent, the Collateral Agent nor any of their respective Related Parties shall be liable for any action taken or omitted to be taken by the Administrative Agent, the Collateral Agent or any of their respective Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent or the Collateral Agent, as applicable, shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own bad faith, gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment). (b) Each of the Administrative Agent and the Collateral Agent shall be deemed not to have knowledge of (i) any of the events or circumstances set forth or described in Section 5.01 unless and until written notice thereof, stating that it is a “notice under Section 5.01” in respect of this Agreement and identifying the specific clause under such Section, is given to the Administrative Agent by a Borrower or (ii) any Default or Event of Default unless and until written notice thereof, stating that it is a “notice of Default” or a “notice of an Event of Default”, is given to the Administrative Agent by a Borrower, any Lender or any Issuing Bank. Further, neither the Administrative Agent nor the Collateral Agent shall be responsible for or have any duty to ascertain or inquire into (A) any recital, statement, warranty or representation made in or in connection with any Loan Document, (B) the contents of any certificate, report, statement or other document delivered under any Loan Document or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, (D) the sufficiency, value, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s or the Collateral Agent’s reliance on any Electronic Signature transmitted by fax, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), (E) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or the Collateral Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or reasonably satisfactory to the Administrative Agent or the Collateral Agent, or (F) the creation, perfection or priority of Liens on the Collateral. (c) Without limiting the foregoing, each of the Administrative Agent and the Collateral Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 10.05, (ii) may rely on the Register to the extent set forth in Section 10.05(b), (iii) may consult with legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) in determining compliance with any condition hereunder to the making of a Loan, or the issuance, amendment or extension of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a

164 Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance, amendment or extension of such Letter of Credit and (v) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, request, consent, certificate, instrument, document or other writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or maker thereof), and may act upon any such oral or telephonic statement prior to receipt of written confirmation thereof. Section 9.03. Posting of Communications. (a) The Borrowers agree that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the Issuing Banks, the Borrowers acknowledge and agree that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, the Issuing Banks and each Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, THE ARRANGER OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM.

165 (d) Each Lender and Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender or Issuing Bank for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (e) Each of the Lenders, the Issuing Banks and each Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. Section 9.04. The Administrative Agent and the Collateral Agent Individually. With respect to its Commitments, Loans, LC Commitment and Letters of Credit, the Persons serving as the Administrative Agent and/or Collateral Agent shall have and may exercise the same rights and powers hereunder, and is subject to the same obligations and liabilities, as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms “Issuing Banks” and “Lenders”, including as such terms are used in the terms “Required Lenders” or “Required Revolving Lenders”, shall, unless the context clearly otherwise indicates, include the Administrative Agent and the Collateral Agent, each in its individual capacity as a Lender or an Issuing Bank, as applicable. The Person serving as the Administrative Agent or Collateral Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, any Loan Party or any Subsidiary of any Loan Party or other Affiliates as if such Person was not acting as the Administrative Agent or Collateral Agent and without any duty to account therefor to the Lenders or the Issuing Banks. Section 9.05. Successor Agents. (a) Each of the Administrative Agent and the Collateral Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders, the Issuing Banks and the Parent Borrower, whether or not a successor Administrative Agent or Collateral Agent, as applicable, has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent and/or Collateral Agent. If no successor Administrative Agent and/or Collateral Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s and/or Collateral Agent’s giving of notice of resignation, then the retiring Administrative Agent and/or Collateral Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent and/or Collateral Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Parent Borrower (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent and/or Collateral Agent by a successor Administrative Agent and/or Collateral Agent, as applicable, such successor Administrative Agent and/or Collateral Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent and/or Collateral Agent. Upon the acceptance of appointment as Administrative Agent and/or Collateral Agent by a successor Administrative Agent and/or Collateral Agent, as applicable, the retiring Administrative Agent and/or Collateral Agent shall be

166 discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s and/or Collateral Agent’s resignation hereunder as Administrative Agent and/or Collateral Agent, as applicable, the retiring Administrative Agent and/or Collateral Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent and/or Collateral Agent its rights as Administrative Agent and/or Collateral Agent, as applicable, under the Loan Documents. The fees payable by the Borrowers to a successor Administrative Agent and/or Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed by the Parent Borrower and such successor. (b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent or Collateral Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent or Collateral Agent, as applicable, gives notice of its intent to resign, the retiring Administrative Agent or Collateral Agent, as applicable, may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent or Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Collateral Agent under any Security Document for the benefit of the Secured Parties, the retiring Collateral Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Security Document, and, in the case of any Collateral in the possession of the Collateral Agent, shall continue to hold such Collateral, in each case until such time as a successor Collateral Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Collateral Agent shall have no duty or obligation to take any further action under any Security Document, including any action required to maintain the perfection of any such security interest), and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent or the Collateral Agent for the account of any Person other than the Administrative Agent or the Collateral Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent or the Collateral Agent shall directly be given or made to each Lender and each Issuing Ban. (c) Any resignation or removal of the Administrative Agent hereunder shall also constitute its resignation as the Swingline Lender effective as of the date of effectiveness of its removal or resignation as Administrative Agent as provided above. In the event of any such resignation as Swingline Lender, the Parent Borrower shall be entitled to appoint any Revolving Lender that is willing to accept such appointment as successor Swingline Lender hereunder. Upon the acceptance of any appointment as Swingline Lender hereunder by a successor Swingline Lender, such successor Swingline Lender shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Swingline Lender and the resigning Swingline Lender shall be discharged from its duties and obligations in such capacity hereunder. In the event the Swingline Lender resigns, the applicable Borrower shall promptly repay all outstanding Swingline Loans on the effective date of such resignation (which repayment may be effectuated with the proceeds of a Borrowing). (d) Following the effectiveness of the Administrative Agent’s or Collateral Agent’s resignation from its capacity as such, the provisions of this Article and Section 10.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent or Collateral Agent, its respective sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent or Collateral Agent was acting as Administrative

167 Agent or Collateral Agent, as applicable, and in respect of the matters referred to in the proviso under clause (i) of paragraph (b) of this Section. Section 9.06. Acknowledgements of Lenders and Issuing Banks. (a) Each Lender and each Issuing Bank acknowledges that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of business, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing), (iii) it has, independently and without reliance upon the Administrative Agent, the Collateral Agent, the Arranger or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, the Arranger or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender and each Issuing Bank, by delivering its signature page to this Agreement on the Closing Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender or Issuing Bank hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent, the Collateral Agent, the Lenders or the Issuing Banks on the Closing Date. (c) Each Lender and each Issuing Bank hereby agrees that (A) if the Administrative Agent or Collateral Agent notifies in writing (which may be by e-mail) such Lender or such Issuing Bank that the Administrative Agent or Collateral Agent has determined in its sole discretion that any funds received by such Lender or such Issuing Bank from the Administrative Agent, the Collateral Agent or any of their respective Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender or such Issuing Bank (whether or not known to such Lender or such Issuing Bank), and demands the return of such Payment (or a portion thereof), such Lender or such Issuing Bank shall promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent or the Collateral Agent, as applicable, the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or such Issuing Bank to the date such amount is repaid to the Administrative Agent or the Collateral Agent, as applicable, at the greater of the NYFRB Rate and a rate determined by the Administrative Agent or Collateral Agent, as applicable, in accordance with banking industry rules on interbank compensation from time to time in effect, and (B) to the extent permitted by applicable law, such Lender or such Issuing Bank shall not assert, and hereby waives, as to the Administrative Agent and the Collateral Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return

168 of any Payments received, including any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent or the Collateral Agent to any Lender or any Issuing Bank under this Section 9.06(c) shall be conclusive, absent manifest error. (i) Each Lender and each Issuing Bank hereby further agrees that if it receives a Payment from the Administrative Agent, the Collateral Agent or any of its respective Affiliates (A) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent or the Collateral Agent (or any of its respective Affiliates) with respect to such Payment (a “Payment Notice”) or (B) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender and each Issuing Bank agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or such Issuing Bank shall promptly notify the Administrative Agent or the Collateral Agent, as applicable, of such occurrence and, upon demand from the Administrative Agent or the Collateral Agent, as applicable, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent or the Collateral Agent, as applicable, the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or such Issuing Bank to the date such amount is repaid to the Administrative Agent or the Collateral Agent, as applicable, at the greater of the NYFRB Rate and a rate determined by the Administrative Agent or the Collateral Agent, as applicable, in accordance with banking industry rules on interbank compensation from time to time in effect. (ii) The Borrowers hereby agree that (A) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender or any Issuing Bank that has received such Payment (or portion thereof) for any reason, the Administrative Agent or the Collateral Agent, as applicable, shall be subrogated to all the rights of such Lender or such Issuing Bank with respect to such amount and (B) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations of the Borrowers, except, in each case to the extent such erroneous Payment is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds received by the Administrative Agent or the Collateral Agent, as applicable, from the Borrowers. (iii) Each party’s obligations under this Section 9.06(c) shall survive the resignation of the Administrative Agent or the Collateral Agent or any transfer of rights or obligations by, or the replacement of, a Lender or an Issuing Bank, or the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof. Section 9.07. Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Secured

169 Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Secured Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 10.02), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Secured Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of Secured Obligations credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Secured Obligations and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of such Secured Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Secured Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive Equity Interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. Section 9.08. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Collateral Agent, the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement;

170 (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either clause (i) in paragraph (a) of this Section is true with respect to a Lender or a Lender has provided another representation, warranty and covenant as provided in clause (iv) in paragraph (a) of this Section, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, the Collateral Agent, the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, the Collateral Agent, the Arranger, or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent or Collateral Agent under this Agreement, any Loan Document or any documents related hereto or thereto). (c) The Administrative Agent, the Collateral Agent and the Arranger hereby inform the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees,

171 processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. Section 9.09. Indemnification by Lenders. To the extent that the Administrative Agent or the Collateral Agent (or any Affiliate of the foregoing) is not reimbursed and indemnified by the Borrower in accordance with the terms of this Agreement, the Lenders will reimburse and indemnify the Administrative Agent and the Collateral Agent and every sub-agent (and any Affiliate of the foregoing), within three Business Days of demand, in proportion to their respective Applicable Percentages (determined as if there were no Defaulting Lenders) for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent or the Collateral Agent or any sub-agent (or any Affiliate of the foregoing) in acting as Administrative Agent or Collateral Agent or in acting as attorney of any Loan Party in each case under the Loan Documents and performing its duties hereunder or under any other Loan Document or in any way relating to or arising out of this Agreement or any other Loan Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s or the Collateral Agent’s (or such Affiliate’s) gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). Section 9.10. Withholding Taxes. To the extent required by any applicable Requirements of Law, the Administrative Agent may withhold from any payment to any Lender (which term shall include any Issuing Bank for purposes of this Section 9.10) an amount equivalent to any applicable withholding tax. If the Internal Revenue Service or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding tax ineffective), such Lender shall indemnify fully and hold harmless the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by a Loan Party pursuant to Section 2.17 and without limiting or expanding the obligation of any Loan Party to do so) for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes or otherwise, together with all interest, penalties, reasonable costs and expenses incurred, including legal expenses, arising therefrom or with respect thereto, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due the Administrative Agent under this Section 9.10. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. The agreements in this Section 9.10 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement and the repayment, satisfaction or discharge of all other Loan Document Obligations. Section 9.11. Miscellaneous. Except solely to the extent of the Parent Borrower’s rights to consent pursuant to and subject to the conditions set forth in this Article and the provisions of this Article relating to Collateral and Guarantees (including provisions authorizing the release thereof), the provisions of this Article are solely for the benefit of the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks and, except to such extent, none of any Borrower or any other Loan Party, or any of their respective Affiliates, shall have any rights as a third party beneficiary of any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have

172 agreed to the provisions of this Article. The Arranger shall have no obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such Persons shall have the benefit of the indemnities and exculpatory provisions provided for hereunder or under the other Loan Documents gent may withhold from any payment to any Lender (which term shall include any Issuing Bank. Section 9.12. Release of Loan Guarantees; Collateral. Each Secured Party irrevocably authorizes and instructs the Administrative Agent and the Collateral Agent to, and the Administrative Agent and the Collateral Agent shall: (a) without limiting Section 10.22, release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (i) upon the occurrence of the Termination Date, (ii) that is sold or to be sold or transferred as part of or in connection with any Disposition permitted under the Loan Documents (or other disposition not restricted hereby) (A) to a Person that is not a Loan Party or (B) to a Person that is a Loan Party, if (x) such release is a Requirement of Law in connection with such sale or transfer or (y) such transferee Loan Party grants a perfected Lien on such property to the Collateral Agent at the time of such transfer or during such longer period as agreed to by the Collateral Agent, (iii) that does not constitute Collateral (or ceases to constitute Collateral) (including by being or becoming an Excluded Asset), (iv) if the property subject to such Lien is owned by a Subsidiary Guarantor, upon the release of such Subsidiary Guarantor from its Loan Guarantee otherwise in accordance with the Loan Documents, (v) as required under clause (d) below or (vi) if approved, authorized or ratified in writing by the Required Lenders (or such other number or percentage of Lenders as shall be necessary under the relevant circumstances as provided in Section 10.02) in accordance with Section 10.02; (b) without limiting Section 10.22, release any Subsidiary Guarantor from its obligations under the Loan Guarantee (i) if such Person ceases to be a Restricted Subsidiary (or becomes an Excluded Subsidiary as a result of a single transaction or series of related transactions or any event or other circumstance permitted hereunder) and/or (ii) upon the occurrence of the Termination Date; (c) subordinate (and, in the case of cash collateral or cash deposits securing Liens of the type described in Section 6.02(uu), release) any Lien on any property granted to or held by the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Sections 6.02(c), 6.02(d), 6.02(e), 6.02(f), 6.02(g), 6.02(m), 6.02(n), 6.02(o), 6.02(r), 6.02(v)(ii), 6.02(x), 6.02(y), 6.02(z)(i), 6.02(bb), 6.02(cc), 6.02(ee), 6.02(ff), 6.02(ll) and 6.02(uu) (and any Refinancing Indebtedness in respect of any thereof to the extent such Refinancing Indebtedness is permitted to be secured under Section 6.02(k)); provided that in the case of a release of a Lien on a deposit, securities or similar account (or related assets) there shall be no requirement that any cash pooling and/or treasury service provider hold a subsequent Lien on such account or asset; and (d) enter into subordination, intercreditor, collateral trust and/or similar agreements (and any amendments thereto) with respect to Indebtedness (including any Acceptable Intercreditor Agreement and any amendment thereto) that is (i) required or permitted to be subordinated hereunder or pari passu with the Liens securing the Loan Document Obligations and/or (ii) secured by Liens, and with respect to which Indebtedness and/or Liens, this Agreement contemplates an intercreditor, subordination, collateral trust or similar agreement. Upon the request of the Collateral Agent or the Administrative Agent at any time, the Required Lenders of the applicable Classes will confirm in writing the Collateral Agent’s and/or the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Loan Party from its obligations under the Loan Guarantee or its Lien on any Collateral pursuant to this Article 9. In each case as specified in this Article 9, the Administrative Agent and the Collateral

173 Agent will (and each Lender and each Issuing Bank hereby authorizes the Administrative Agent and the Collateral Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents, to subordinate its interest therein, or to release such Loan Party from its obligations under the Loan Guarantee, in each case in accordance with the terms of the Loan Documents and this Article 9. The parties hereto acknowledge and agree that the Administrative Agent and the Collateral Agent may rely conclusively as to any of the matters described in this Section 9.12 and Section 10.22 (including as to its authority hereunder and thereunder) on a certificate or similar instrument provided to it by any Loan Party without further inquiry or investigation, which certificate shall be delivered to the Administrative Agent and/or the Collateral Agent by the Loan Parties upon request. Section 9.13. Intercreditor Agreements. Each of the Administrative Agent and the Collateral Agent is irrevocably authorized to enter into any Acceptable Intercreditor Agreement and any other intercreditor, subordination, collateral trust or similar agreement contemplated hereby with respect to any (a) Indebtedness (i) that is (A) required or permitted to be subordinated hereunder or pari passu with or senior to the Liens securing the Loan Document Obligations and/or (B) secured by Liens and (ii) with respect to which Indebtedness and/or Liens, this Agreement contemplates an intercreditor, subordination, collateral trust or similar agreement (any such other intercreditor, subordination, collateral trust and/or similar agreement, an “Additional Agreement”) and/or (b) Secured Hedging Obligations and/or Banking Services Obligations, whether or not constituting Indebtedness, and each Secured Party acknowledges that any Acceptable Intercreditor Agreement and any Additional Agreement is binding upon them. Each Secured Party hereby agrees that it will be bound by, and will not take any action contrary to, the provisions of any Acceptable Intercreditor Agreement or any Additional Agreement and (c) authorizes and instructs each of the Administrative Agent and the Collateral Agent to enter into any Additional Agreement (including any Acceptable Intercreditor Agreement) and to subject the Liens on the Collateral securing the Obligations to the provisions thereof. The foregoing provisions are intended as an inducement to the Secured Parties to extend credit to the Borrower, and the Secured Parties are intended third-party beneficiaries of such provisions and the provisions of any Acceptable Intercreditor Agreement and/or any other Additional Agreement. ARTICLE 10 MISCELLANEOUS Section 10.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service or sent by facsimile or email, as follows: (i) if to any Loan Party, to such Loan Party in the care of the Parent Borrower at: Progyny, Inc. 1359 Broadway New York, New York 10018 Attn: Mark Livingston, Chief Financial Officer with a copy to (which shall not constitute notice to any Loan Party): Davis Polk & Wardwell LLP

174 450 Lexington Avenue New York, New York 10017 Attention: Scott Herrig and Roshni Cariello Email: scott.herrig@davispolk.com and roshni.cariello@davispolk.com (ii) if to the Administrative Agent from the Parent Borrower, to the address or addresses separately provided to the Parent Borrower. (iii) if to the Administrative Agent from the Lenders, to JPMorgan Chase Bank, N.A., 131 S Dearborn St, Floor 04, Chicago, IL, 60603, United States. (iv) if to an Issuing Bank, to it at the address separately provided to the Parent Borrower; if to the Swingline Lender, at the address separately provided to the Parent Borrower. (v) if to any Lender, to it at its address, facsimile number or email address set forth in its Administrative Questionnaire. All such notices and other communications (A) sent by hand or overnight courier service shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, in each case, delivered, sent or mailed (properly addressed) to the relevant party as provided in this Section 10.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 10.01 or (B) sent by facsimile shall be deemed to have been given when sent and when receipt has been confirmed by telephone; provided that notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, such notices or other communications shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b). (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and Internet or Intranet websites) pursuant to procedures set forth herein or otherwise approved by the Administrative Agent. The Administrative Agent, the Collateral Agent or the Parent Borrower (on behalf of any Loan Party) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures set forth herein or otherwise approved by it; provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient and (ii) posted to an Internet or Intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (b)(i) of notification that such notice or communication is available and identifying the website address therefor. (c) Any party hereto may change its address or facsimile number or other notice information hereunder by notice to the other parties hereto; it being understood and agreed that the Parent Borrower may provide any such notice to the Administrative Agent as recipient on behalf of itself, the Swingline Lender, each Issuing Bank and each Lender.

175 (i) The Administrative Agent, the Lenders and the Issuing Banks agree that the Borrower may, but shall not be obligated to, make any Borrower Communications to the Administrative Agent through an electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”). (ii) Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system), each of the Lenders, each of the Issuing Banks and the Parent Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of the Borrower that are added to the Approved Borrower Portal, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and the Parent Borrower hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution. (iii) THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATION, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, THE ARRANGER OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL. (iv) Each of the Lenders, each of the Issuing Banks and the Parent Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (v) Nothing herein shall prejudice the right of the Borrower to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. Section 10.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver

176 thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any party thereto therefrom shall in any event be effective unless the same is permitted by this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given. Without limiting the generality of the foregoing, to the extent permitted by law, the making of a Loan or the issuance of any Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. (b) Subject to clauses (A), (B), (C), (D) and (E) of this Section 10.02(b) and Sections 10.02(c) and (d) below and to Section 10.05(f), neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified, except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Parent Borrower and the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) or (ii) in the case of any other Loan Document (other than any waiver, amendment or modification to effectuate any modification thereto expressly contemplated by the terms of such other Loan Document), pursuant to an agreement or agreements in writing entered into by the Administrative Agent, the Collateral Agent and each Loan Party that is party thereto, with the consent of the Required Lenders; provided that, notwithstanding the foregoing: (A) except with the consent of each Lender directly and adversely affected thereby (but without requiring the consent of the Required Lenders, except as specified), no such agreement shall; (1) increase the Commitment of such Lender (other than with respect to any Incremental Facility pursuant to Section 2.22 in respect of which such Lender has agreed to be an Additional Lender) with the additional consent of the Required Lenders; it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant, Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall constitute an increase of any Commitment of such Lender; (2) reduce or forgive the principal amount of any Loan owed to such Lender or any amount due to such Lender pursuant to Section 2.10 (other than, in each case, any waiver of, or consent to or departure from, any Default or Event of Default or any mandatory prepayment; it being understood that no change in (i) any ratio used in the calculation of any mandatory prepayment (including any component definition thereof) or (ii) any “most favored nations” pricing protection applicable to any Additional Term Loans shall constitute a reduction or forgiveness of any principal amount due hereunder); (3) (x) extend the scheduled final maturity of any Loan or (y) postpone any principal repayment installment pursuant to Section 2.10, any Interest Payment Date or the date of any scheduled payment of any fee, in each case payable to such Lender hereunder (in each case, other than any extension for administrative reasons agreed by the Administrative Agent) (other than, in each

177 case, any waiver of, or consent or departure from, any Default or Event of Default or any mandatory prepayment; it being understood that no change in any ratio used in the calculation of any mandatory prepayment (including any component definition thereof) shall constitute such an extension or postponement); (4) reduce the rate of interest (other than to waive any Default or Event of Default or obligation of the Borrower to pay interest at the default rate of interest under Section 2.13(d), which shall only require the consent of the Required Lenders, or to waive adjustments in interest rate or fees on account of late delivery of financial statements or a determination with respect to financial statements pursuant to the final paragraphs of the definition of “Applicable Rate”, which shall only require the consent of the Required Revolving Lenders) or the amount of any fee owed to such Lender; it being understood that no change in (i) the definition of “Total Leverage Ratio” or any other ratio used in the calculation of the Applicable Rate, or in the calculation of any other interest or fee due hereunder (including any component definition thereof) or (ii) any “most favored nations” pricing protection applicable to any Additional Term Loans shall constitute a reduction in any rate of interest or fee hereunder; (5) extend the expiry date of such Lender’s Commitment; it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant, Default, Event of Default, mandatory prepayment or mandatory reduction of any Commitment shall constitute an extension of any Commitment of any Lender; (6) waive, amend or modify the provisions of Section 2.11(a), 2.18(b) or 2.18(c), of this Agreement in a manner that would by its terms alter the pro rata sharing of payments or priority of payments required thereby (except in connection with any transaction permitted under Sections 2.22, 2.23, 10.02(c) and/or 10.05(g) or as otherwise provided in this Section 10.02); or (7) (i) subordinate any of the Liens securing all or any portion of the Obligations to any Lien securing other Indebtedness, or (ii) subordinate all or any portion of the Obligations in right of payment to any other Indebtedness, in each case except (x) any Indebtedness that is permitted by this Agreement to rank (or be made to rank) senior in lien priority to the Obligations as of the Closing Date, (y) if each adversely affected Lender is offered the opportunity to participate on a pro rata basis in such other Indebtedness on the same terms and conditions, and with the same fees and other economics, as is offered to all other providers (or their respective Affiliates) of such other Indebtedness and (z) pursuant to any debtor-in-possession financing to be provided under Section 364 of the Bankruptcy Code or pursuant to any analogous financing under any other Debtor Relief Laws; (B) no such agreement shall: (1) change (x) any of the provisions of Section 10.02(a) or Section 10.02(b) or the definition of “Required Lenders”, in each case to reduce any voting percentage required to waive, amend or modify any right thereunder or make any determination or grant any consent thereunder, without the prior

178 written consent of each Lender or (y) the definition of “Required Revolving Lenders” to reduce any voting percentage required to waive, amend or modify any right thereunder or make any determination or grant any consent thereunder, without the prior written consent of each Revolving Lender (it being understood that neither the consent of the Required Lenders nor the consent of any other Lender shall be required in connection with any change to the definition of “Required Revolving Lenders”); (2) release all or substantially all of the Collateral from the Lien granted pursuant to the Loan Documents (except as otherwise permitted herein or in the other Loan Documents, including pursuant to Article 9 or Section 10.22 hereof or pursuant to any Acceptable Intercreditor Agreement), without the prior written consent of each Lender; or (3) release all or substantially all of the value of the Guarantees under the Loan Guarantee (except as otherwise permitted herein or in the other Loan Documents, including pursuant to Article 9 or Section 10.22 hereof), without the prior written consent of each Lender; (C) solely with the consent of the Required Revolving Lenders (but without the consent of the Required Lenders or any other Lender), any such agreement may (x) waive, amend or modify Section 6.15 (or the definition of “Total Leverage Ratio”, “Interest Coverage Ratio” or any component definition of each of the foregoing, in each case, as any such definition is used solely for purposes of Section 6.15) or waive any Default or Event of Default in respect of Section 6.15 (other than as permitted under clause (y)), (y) waive, amend or modify any condition precedent set forth in Section 4.02 hereof as it pertains to any Revolving Loan and/or Additional Revolving Loan and/or (z) waive any Default or Event of Default that results from any representation made or deemed made by any Loan Party in any Loan Document in connection with any Credit Extension under the Revolving Facility being untrue in any material respect as of the date made or deemed made; (D) solely with the consent of the relevant Issuing Bank and, in the case of clause (x), the Administrative Agent, any such agreement may (x) increase or decrease the Letter of Credit Sublimit or (y) waive, amend or modify any condition precedent set forth in Section 4.02 hereof as it pertains to the issuance of any Letter of Credit; and (E) solely with the consent of the Parent Borrower and applicable Class or Classes of Revolving Lenders and/or, if applicable, Issuing Banks, subject to the provisions of Section 1.10, this Agreement may be amended or otherwise modified to permit the availability of Revolving Loans and/or Letters of Credit denominated in a currency other than Dollars and to make technical changes to this Agreement and any other Loan Document to accommodate the inclusion of any such new currency; provided, further, that (x) no such agreement shall adversely amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be, and (y) no such agreement shall adversely amend, modify or otherwise affect the rights or duties of a Secured Hedging Counterparty disproportionately to the rights or duties of other Secured Parties without the prior written consent of the Secured Hedging Counterparty. The Administrative Agent may also amend the Commitment Schedule to reflect assignments entered into pursuant to Section 10.05,

179 Commitment reductions or terminations pursuant to Section 2.09, incurrences of Additional Commitments or Additional Loans pursuant to Sections 2.22, 2.23 or 10.02(c) and reductions or terminations of any such Additional Commitments or Additional Loans. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of any Defaulting Lender may not be increased without the consent of such Defaulting Lender (it being understood that any Commitment or Loan held or deemed held by any Defaulting Lender shall be excluded from any vote hereunder that requires the consent of any Lender, except as expressly provided in Section 2.21(b)). Notwithstanding the foregoing, but without limiting the provisions of Section 2.22(g), this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Parent Borrower (i) to add one or more additional credit facilities to this Agreement and to permit any extension of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the relevant benefits of this Agreement and the other Loan Documents and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders on substantially the same basis as the Lenders prior to such inclusion. (c) Notwithstanding the foregoing, this Agreement may be amended: (i) with the written consent of the Parent Borrower and the Lenders providing the relevant Replacement Term Loans to permit the refinancing or replacement of all or any portion of any outstanding Additional Term Loans under any applicable Class (any such loans being refinanced or replaced, the “Replaced Term Loans”) with one or more replacement term loans hereunder (“Replacement Term Loans”) pursuant to a Refinancing Amendment; provided that (A) the aggregate principal amount of any Replacement Term Loans shall not exceed the aggregate principal amount of the Replaced Term Loans (plus (1) any additional amounts permitted to be incurred under Section 6.01 and, to the extent any such additional amounts are secured, the related Liens are permitted under Section 6.02 and plus (2) the amount of accrued interest, penalties and premium (including any tender premium) thereon, any committed but undrawn amount and underwriting discounts, fees (including upfront fees, original issue discount or initial yield payments), commissions and expenses associated therewith), (B) any Replacement Term Loans (other than (1) customary bridge loans to finance Permitted Acquisitions or similar Investments so long as either (x) such bridge loans provide for the automatic exchange or conversion, subject to customary conditions, into indebtedness meeting the requirements set forth below in this clause (B) or (y) such bridge loans are intended to be refinanced with qualified equity or indebtedness meeting the requirements set forth below in this clause (B), (2) Customary Term A Loans and (3) Customary Term B Loans) must have a final maturity date that is equal to or later than the final maturity date of, and have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Replaced Term Loans at the time of the relevant refinancing, (C) any Replacement Term Loans may be pari passu or junior in right of payment and pari passu (without regard to the control of remedies) or junior with respect to the Collateral with the remaining portion of the Additional Term Loans (provided that if pari passu or junior as to Collateral, such Replacement Term Loans shall be subject to an Acceptable Intercreditor Agreement and may, at the option of the Parent Borrower, be documented in a separate agreement or agreements), or be unsecured,

180 (D) if any Replacement Term Loans are secured, such Replacement Term Loans may not be secured by any assets other than the Collateral, (E) if any Replacement Term Loans are guaranteed, such Replacement Term Loans may not be guaranteed by any Person other than one or more Loan Parties, (F) any Replacement Term Loans that are pari passu with the Additional Term Loans in right of payment and security may participate in any voluntary prepayment of Additional Term Loans as set forth in Section 2.11(a)(i), (G) any Replacement Term Loans shall have pricing (including interest, fees and premiums) and, subject to preceding clause (F), optional prepayment and redemption terms and, subject to preceding clause (B), an amortization schedule, as the applicable Borrower and the lenders providing such Replacement Term Loans may agree, (H) the covenants and events of default of any Replacement Term Loans (excluding pricing, interest, fees, rate floors, premiums, optional prepayment or redemption terms, security and maturity, subject to preceding clauses (B) through (G)) shall be (i) substantially identical to, or (taken as a whole) not materially more favorable (as determined by the Parent Borrower in good faith) to the lenders providing such Replacement Term Loans than, those applicable to the Replaced Term Loans (other than covenants or other provisions applicable only to periods after the latest Maturity Date of such Replaced Term Loans (in each case, as of the date of incurrence of such Replacement Term Loans)), (ii) then-current market terms (as determined by the Parent Borrower in good faith at the time of incurrence or issuance (or the obtaining of a commitment with respect thereto)) for the applicable type of Indebtedness or (iii) reasonably acceptable to the Administrative Agent (it being agreed that covenants and events of default of any Replacement Term Loans that are more favorable to the lenders or the agent of such Replacement Term Loans than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents pursuant to the applicable Refinancing Amendment shall thereafter be deemed acceptable to the Administrative Agent), and (ii) with the written consent of the Parent Borrower and the Lenders providing the relevant Replacement Revolving Facility to permit the refinancing or replacement of all or any portion of any Revolving Credit Commitment under the applicable Class (any such Revolving Credit Commitment being refinanced or replaced, a “Replaced Revolving Facility”) with a replacement revolving facility hereunder (a “Replacement Revolving Facility”) pursuant to a Refinancing Amendment; provided that: (A) the aggregate principal amount of any Replacement Revolving Facility shall not exceed the aggregate principal amount of the Replaced Revolving Facility (plus (x) any additional amounts permitted to be incurred under Section 6.01 and, to the extent any such additional amounts are secured, the related Liens are permitted under Section 6.02 and (y) the amount of accrued interest, penalties and premium thereon, any committed but undrawn amounts and underwriting discounts, fees (including upfront fees and original issue discount), commissions and expenses associated therewith), (B) no Replacement Revolving Facility (other than customary bridge loans to finance Permitted Acquisitions or similar Investments so long as either (x) such bridge loans provide for the automatic exchange or conversion, subject to customary conditions,

181 into indebtedness meeting the requirements set forth below in this clause (B) or (y) such bridge loans are intended to be refinanced with qualified equity or indebtedness meeting the requirements set forth below in this clause) may have a final maturity date (or require commitment reductions) prior to the final maturity date of the relevant Replaced Revolving Facility at the time of such refinancing, (C) any Replacement Revolving Facility may be pari passu or junior in right of payment and pari passu (without regard to the control of remedies) or junior with respect to the Collateral with the remaining portion of any Revolving Credit Commitments (provided that if pari passu or junior as to Collateral, such Replacement Revolving Facility shall be subject to an Acceptable Intercreditor Agreement and may, at the option of the Parent Borrower, be documented in a separate agreement or agreements), or be unsecured, (D) if any Replacement Revolving Facility is secured, it may not be secured by any assets other than the Collateral, (E) if any Replacement Revolving Facility is guaranteed, it may not be guaranteed by any Person other than one or more Loan Parties, (F) any Replacement Revolving Facility shall be subject to the “ratability” provisions applicable to Extended Revolving Credit Commitments and Extended Revolving Loans set forth in the proviso to Section 2.23(a)(i), mutatis mutandis, to the same extent as if fully set forth in this Section 10.02(c)(ii), (G) any Replacement Revolving Facility shall have pricing (including interest, fees and premiums) and, subject to the preceding clause (F), optional prepayment and redemption terms as the applicable Borrower and the lenders providing such Replacement Revolving Facility may agree, (H) the covenants and events of default of any Replacement Revolving Facility (excluding pricing, interest, fees, rate floors, premiums, optional prepayment or redemption terms, security and maturity, subject to preceding clauses (B) through (G)) shall be (i) substantially identical to, or (taken as a whole) no more favorable (as determined by the Parent Borrower in good faith) to the lenders providing such Replacement Revolving Facility than, those applicable to the Replaced Revolving Facility (other than covenants or other provisions applicable only to periods after the latest Maturity Date of such Replaced Revolving Facility (in each case, as of the date of incurrence of the relevant Replacement Revolving Facility)), (ii) then-current market terms (as determined by the Parent Borrower in good faith at the time of incurrence or issuance (or the obtaining of a commitment with respect thereto)) for the applicable type of Indebtedness or (iii) reasonably acceptable to the Administrative Agent (it being agreed that covenants and events of default of any Replacement Revolving Facility that are more favorable to the lenders or the agent of such Replacement Revolving Facility than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents pursuant to the applicable Refinancing Amendment shall be deemed acceptable to the Administrative Agent), and (I) the commitments in respect of the Replaced Revolving Facility shall be terminated, and all loans outstanding thereunder and all fees then due and payable in

182 connection therewith shall be paid in full, in each case on the date such Replacement Revolving Facility is implemented. provided, further, that, in respect of each of clauses (i) and (ii) of this clause (c), any Non-Debt Fund Affiliate and Debt Fund Affiliate shall be permitted (without Administrative Agent consent) to provide any Replacement Term Loans, it being understood that in connection with such Replacement Term Loans, the relevant Non-Debt Fund Affiliate or Debt Fund Affiliate, as applicable, shall be subject to the restrictions applicable to such Persons under Section 10.05 as if such Replacement Term Loans were Additional Term Loans. Each party hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be amended by the Parent Borrower, the Administrative Agent and the lenders providing the relevant Replacement Term Loans or the Replacement Revolving Facility, as applicable, to the extent (but only to the extent) necessary to reflect the existence and terms of such Replacement Term Loans or Replacement Revolving Facility, as applicable, incurred or implemented pursuant thereto (including any amendment necessary to treat the loans and commitments subject thereto as a separate “tranche” and “Class” of Loans and/or commitments hereunder). It is understood that any Lender approached to provide all or a portion of any Replacement Term Loans or any Replacement Revolving Facility may elect or decline, in its sole discretion, to provide such Replacement Term Loans or Replacement Revolving Facility. (d) Notwithstanding anything to the contrary contained in this Section 10.02 or any other provision of this Agreement or any provision of any other Loan Document, (i) the Parent Borrower, the Administrative Agent and the Collateral Agent may, (and in the case of the Administrative Agent, without the input or consent of any Lender), amend, supplement and/or waive any guarantee, collateral security agreement, pledge agreement and/or related document (if any) executed in connection with this Agreement to (x) comply with any Requirements of Law or (y) cause any such guarantee, collateral security agreement, pledge agreement or other document to be consistent with this Agreement and/or the relevant other Loan Documents, (ii) the Parent Borrower and the Administrative Agent may, without the input or consent of any other Lender (other than the relevant Lenders (including Additional Lenders) providing Loans under such Sections), effect amendments to this Agreement and the other Loan Documents as may be necessary in the reasonable opinion of the Parent Borrower and the Administrative Agent to (A) effect the provisions of Sections 1.04(a), 1.08(b), 2.14, 2.22, 2.23, 5.12, 5.15, 5.16 and 10.02(c), or any other provision specifying that any waiver, amendment or modification may be made with the consent or approval of the Administrative Agent and/or the Administrative Agent and/or (B) add terms (including representations and warranties, conditions, prepayments, covenants or events of default), in connection with the addition of any Loan or Commitment hereunder or the incurrence of any Incremental Equivalent Debt, any Replacement Term Loans, any Replacement Revolving Facility, any Replacement Debt and/or any Refinancing Indebtedness incurred in reliance on Section 6.01(p) with respect to Indebtedness originally incurred in reliance on Section 6.01(z) that are favorable to the then- existing Lenders, as reasonably determined by the Administrative Agent (it being understood that, where applicable, any such amendment may be effectuated as part of an Incremental Facility Amendment and/or a Refinancing Amendment), (iii) if the Administrative Agent and the Parent Borrower have jointly identified any ambiguity, mistake, defect, inconsistency, obvious error or any error or omission of a technical or administrative nature or any necessary or desirable technical change, in each case, in any provision of any Loan Document, then the Administrative Agent and the Parent Borrower shall be permitted to amend such provision solely to address such matter as reasonably determined by them acting jointly without the input or consent of any Lender, (iv) the Administrative Agent, the Collateral Agent and the Parent Borrower may amend, restate, amend and restate or otherwise modify any Acceptable Intercreditor Agreement as provided therein or to give effect thereto or to carry out the purpose thereof (and in the case of the Administrative Agent, without the input or consent of any Lender) and (v) any

183 amendment, waiver or modification of any term or provision that directly affects Lenders under one or more Classes and does not directly affect Lenders under one or more other Classes may be effected with the consent of Lenders owning 50% of the aggregate commitments or Loans of such directly affected Class in lieu of the consent of the Required Lenders. (e) Notwithstanding anything to the contrary in any Loan Document, in connection with any determination as to whether the requisite Lenders have (A) consented (or not consented) to any waiver, amendment or modification of any provision of this Agreement or any other Loan Document or any departure by any Loan Party therefrom, (B) otherwise acted on any matter related to this Agreement or any other Loan Document or (C) directed or required the Administrative Agent, the Collateral Agent or any Lender to undertake any action (or refrain from taking any action) with respect to this Agreement or under any other Loan Document, any Lender (or any Affiliate of such Lender (provided that for purposes of this clause (e), Affiliates shall not include Persons that are subject to customary procedures to prevent the sharing of confidential information between such Lender and such Person and such Person is managed having independent fiduciary duties to the investors or other equityholders of such Person and such investors or equityholders are not the same investors or equityholders of such Lender)) (other than (x) any Lender that is a Regulated Bank, (y) any Revolving Lender or any Affiliate thereof or (z) any Affiliate of a Regulated Bank to the extent that (1) all of the equity of such Affiliate is directly or indirectly owned by either (I) such Regulated Bank or (II) a parent entity that also owns, directly or indirectly, all of the equity of such Regulated Bank and (2) such Affiliate is a securities broker or dealer registered with the SEC under section 15 of the Securities Exchange Act of 1934)) that, as a result of its interest (or such Affiliates collective interests) in any total return swap, total rate of return swap, credit default swap or other derivative contract (other than any such total return swap, total rate of return swap, credit default swap or other derivative contract entered into pursuant to bona fide market making activities), has a net short position with respect to any of the Loans or Commitments, or with respect to any other tranche, class or series of Indebtedness for borrowed money incurred or issued by the Parent Borrower or any of its Restricted Subsidiaries at such time of determination (including commitments with respect to any revolving credit facility) (each such item of Indebtedness, including the Loan and Commitments, “Specified Indebtedness”) (each such Lender, a “Net Short Lender”) shall have no right to vote with respect to any waiver, amendment or modification of this Agreement or any other Loan Documents and shall be deemed to have voted its interest as a Lender without discretion in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Net Short Lenders (including in any plan of reorganization). For purposes of determining whether a Lender (alone or together with its Affiliates) has a “net short position” on any date of determination: (i) derivative contracts with respect to any Specified Indebtedness and such contracts that are the functional equivalent thereof shall be counted at the notional amount of such contract in Dollars, (ii) notional amounts in other currencies shall be converted to the Dollar equivalent thereof by such Lender in a commercially reasonable manner consistent with generally accepted financial practices and based on the prevailing conversion rate (determined on a mid-market basis) on the date of determination, (iii) derivative contracts in respect of an index that includes the Parent Borrower or any other Restricted Subsidiary or any instrument issued or guaranteed by the Parent Borrower or any other Restricted Subsidiary shall not be deemed to create a short position with respect to such Specified Indebtedness, so long as (x) such index is not created, designed, administered or requested by such Lender or its Affiliates and (y) the Parent Borrower and the other Restricted Subsidiaries and any instrument issued or guaranteed by the Parent Borrower or the other Restricted Subsidiaries, collectively, shall represent less than 5% of the components of such index, (iv) derivative transactions that are documented using either the 2014 ISDA Credit Derivatives Definitions or the 2003 ISDA Credit Derivatives Definitions (collectively, the “ISDA CDS Definitions”) shall be deemed to create a short position with respect to the relevant Specified Indebtedness if such Lender or its Affiliates is a protection buyer or the equivalent thereof for such derivative transaction and (x) the relevant Specified Indebtedness is a “Reference Obligation” under the terms of such derivative transaction (whether specified by name in the related documentation, included as a “Standard Reference

184 Obligation” on the most recent list published by Markit, if “Standard Reference Obligation” is specified as applicable in the relevant documentation or in any other manner), (y) the relevant Specified Indebtedness would be a “Deliverable Obligation” under the terms of such derivative transaction or (z) the Parent Borrower or any other Restricted Subsidiary is designated as a “Reference Entity” under the terms of such derivative transaction and (v) credit derivative transactions or other derivatives transactions not documented using the ISDA CDS Definitions shall be deemed to create a short position with respect to any Specified Indebtedness if such transactions offer the Lender or its Affiliates protection against a decline in the value of such Specified Indebtedness, or in the credit quality of the Parent Borrower or any other Restricted Subsidiary, in each case, other than as part of an index so long as (x) such index is not created, designed, administered or requested by such Lender or its Affiliates and (y) the Parent Borrower and the other Restricted Subsidiaries, and any instrument issued or guaranteed by the Parent Borrower or the other Restricted Subsidiaries, collectively, shall represent less than 5% of the components of such index. In connection with any waiver, amendment or modification of this Agreement or the other Loan Documents, each Lender (other than any Lender that is a Regulated Bank or a Revolving Lender as of the Closing Date) will be deemed to have represented to the Parent Borrower and the Administrative Agent that it does not constitute a Net Short Lender, in each case, unless such Lender shall have notified the Parent Borrower and the Administrative Agent prior to the requested response date with respect to such waiver, amendment or modification that it constitutes a Net Short Lender (it being understood and agreed that the Parent Borrower and the Administrative Agent shall be entitled to rely on each such representation and deemed representation). In no event shall the Administrative Agent be obligated to monitor as to whether any Lender is a Net Short Lender. Section 10.03. Expenses; Indemnity. (a) Subject to Section 10.05(f), the Parent Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by each Arranger, the Administrative Agent, the Collateral Agent and their respective Affiliates (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole and, if necessary, of one local counsel in any relevant jurisdiction to all such Persons, taken as a whole) in connection with the syndication and distribution (including via the Internet or through a service such as Intralinks) of the Credit Facilities, the preparation, execution, delivery and administration of the Loan Documents and any related documentation, including in connection with any amendment, modification or waiver of any provision of any Loan Document (whether or not the transactions contemplated thereby are consummated, but only to the extent the preparation of any such amendment, modification or waiver was requested by the Parent Borrower) and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Arranger, the Issuing Banks or the Lenders or any of their respective Affiliates (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole and, if necessary, of one local counsel in any relevant jurisdiction to all such Persons, taken as a whole, and, solely in the case of an actual or perceived conflict of interest where any affected Lender informs the Parent Borrower of such conflict, (x) one additional firm of outside counsel to all affected Persons, taken as a whole, and (y) one additional firm of local counsel in each relevant jurisdiction to all affected Persons, taken as a whole, which may include a single firm of local counsel acting in multiple jurisdictions) in connection with the enforcement, collection or protection of their respective rights in connection with the Loan Documents, including their respective rights under this Section, or in connection with the Loans made and/or Letters of Credit issued hereunder. Except to the extent required to be paid on the Closing Date, all amounts due under this paragraph (a) shall be payable by the Parent Borrower within 30 days of receipt of an invoice setting forth such expenses in reasonable detail, together with backup documentation supporting the relevant reimbursement request.

185 (b) The Parent Borrower shall indemnify each Arranger, the Administrative Agent, the Collateral Agent, each Issuing Bank, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages and liabilities (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a whole and, if reasonably necessary, one local counsel in any relevant jurisdiction to all Indemnitees taken as a whole and, solely in the case of an actual or perceived conflict of interest after the affected Person notifies the Parent Borrower of such conflict, (x) one additional counsel to all similarly situated affected Indemnitees taken as a whole and (y) one additional local counsel in any relevant jurisdiction to all similarly situated affected Indemnitees taken as a whole), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) the use of the proceeds of the Loans or the use of any Letter of Credit or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by any Borrower, any other Loan Party or any of their respective Affiliates); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that any such loss, claim, damage or liability (i) is determined by a final and non-appealable judgment of a court of competent jurisdiction (or documented in any settlement agreement referred to below) to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or its Related Party or, to the extent such judgment finds (or any such settlement agreement acknowledges) that any such loss, claim, damage or liability has resulted from such Person’s or a Related Party of such Person’s material breach of the Loan Documents or (ii) arises out of any claim, litigation, investigation or proceeding brought by such Indemnitee against another Indemnitee (other than any claim, litigation, investigation or proceeding that is brought by or against the Administrative Agent, any Issuing Bank or the Arranger, acting in its capacity as the Administrative Agent, as an Issuing Bank or as an Arranger) that does not involve any act or omission of the Parent Borrower, any Borrower or any of its subsidiaries. Each Indemnitee shall be obligated to refund or return any and all amounts paid by the Parent Borrower pursuant to this Section 10.03(b) to such Indemnitee for any fees, expenses or damages to the extent such Indemnitee is not entitled to payment thereof in accordance with the terms hereof. All amounts due under this paragraph (b) shall be payable by the Parent Borrower within 30 days (x) after receipt by the Parent Borrower of a written demand therefor, in the case of any indemnification obligations and (y) in the case of reimbursement of costs and expenses, after receipt by the Parent Borrower of an invoice, setting forth such costs and expenses in reasonable detail, together with backup documentation supporting the relevant reimbursement request. This Section 10.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages or liabilities arising from any non-Tax claim. (c) The Parent Borrower shall not be liable for any settlement or compromise of, or the consent to the entry of any judgment with respect to, any proceeding effected without its consent (which consent shall not be unreasonably withheld, delayed or conditioned), but if any proceeding is so settled, compromised or consented to with the Parent Borrower’s written consent, or if there is a final judgment entered against any Indemnitee in any such proceeding, the Parent Borrower agrees to indemnify and hold harmless each Indemnitee to the extent and in the manner set forth above. The Parent Borrower shall not, without the prior written consent of the affected Indemnitee (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding in respect of which indemnity has been sought hereunder by such Indemnitee unless (i) such settlement includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceeding and (ii) such settlement does not include any statement as to any admission of fault or culpability.

186 Section 10.04. Waiver of Claim. To the extent permitted by applicable law, no party to this Agreement shall assert, and each hereby waives, any claim against any other party hereto, any other Loan Party and/or any Related Party of any thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or any Letter of Credit or the use of the proceeds thereof, except, in the case of any claim by any Indemnitee against the Parent Borrower, to the extent such damages would otherwise be subject to indemnification pursuant to the terms of Section 10.03. Section 10.05. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that (i) except as provided under Section 6.07 and/or pursuant to any Permitted Reorganization, a Borrower may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with the terms of this Section (and any attempted assignment or transfer not complying with the terms of this Section shall be null and void and, with respect to any attempted assignment or transfer to any Disqualified Institution, subject to Section 10.05(f)). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and permitted assigns, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Arranger, the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. Any Successor Borrower permitted pursuant to a transaction referred to in clause (i) of the proviso above, shall thereafter be deemed to be and become a “Borrower” for all purposes hereunder, and such initial Borrower, as applicable, shall be released from its Loan Document Obligations in respect of this Agreement and the other Loan Documents. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of any Loan or Additional Commitment added pursuant to Sections 2.22, 2.23 or 10.02(c) at the time owing to it) with the prior written consent (not to be unreasonably withheld or delayed) of: (A) the Parent Borrower; provided, that no consent of the Parent Borrower shall be required (w) [reserved], (x) for any assignment of Revolving Loans or Revolving Credit Commitments to another Revolving Lender or an Affiliate of any Revolving Lender or (y) for any assignment during the continuance of a Specified Event of Default; (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for any assignment to another Lender, any Affiliate of a Lender or any Approved Fund, or for any assignment to the Parent Borrower and/or its Affiliates, which otherwise complies with the terms of this Section 10.05; and (C) in the case of any Revolving Facility, each Issuing Bank and the Swingline Lender; (ii) Assignments shall be subject to the following additional conditions:

187 (A) except in the case of any assignment to another Lender, any Affiliate of any Lender or any Approved Fund or any assignment of the entire remaining amount of the relevant assigning Lender’s Loans or commitments of any Class, the principal amount of Loans or commitments of the assigning Lender subject to the relevant assignment (determined on an aggregate basis in the event of concurrent assignments to Related Funds or by Related Funds) shall not be less than $5,000,000 unless the Parent Borrower and the Administrative Agent otherwise consent to a lesser amount; (B) any partial assignment shall be made as an assignment of a proportionate part of all the relevant assigning Lender’s rights and obligations under this Agreement; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment Agreement via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent); and (D) the relevant Eligible Assignee, if it is not a Lender, shall deliver on or prior to the effective date of such assignment, to the Administrative Agent and the Parent Borrower (irrespective of whether an Event of Default exists) (1) an Administrative Questionnaire and (2) any form required under Section 2.17. (iii) Except as otherwise provided in Section 10.05(g), subject to the acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in any Assignment Agreement, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned pursuant to such Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be (A) entitled to the benefits of Sections 2.15, 2.17 and 10.03 with respect to facts and circumstances occurring on or prior to the effective date of such assignment and (B) subject to its obligations thereunder and under Section 10.13). If any assignment by any Lender holding any Promissory Note is made after the issuance of such Promissory Note, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender such Promissory Note to the Administrative Agent for cancellation, and, following such cancellation, if requested by either the assignee or the assigning Lender, the applicable Borrower shall issue and deliver a new Promissory Note to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new commitments and/or outstanding Loans of the assignee and/or the assigning Lender. (iv) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders and their respective successors and assigns, and the commitment of, and principal amount of and interest on the Loans and LC Disbursements owing to, each Lender or Issuing Bank pursuant to the terms hereof from time to time (the “Register”). Failure to make any such recordation, or any error in such recordation, shall not affect the applicable Borrower’s obligations in respect of such Loans and LC Disbursements. The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders

188 shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by each Borrower, each Issuing Bank and each Lender (but only as to its own holdings), at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of a duly completed Assignment Agreement executed by an assigning Lender and an Eligible Assignee, the Eligible Assignee’s completed Administrative Questionnaire and any tax certification required by paragraph (b)(ii)(D)(2) of this Section, the processing and recordation fee referred to in paragraph (b) of this Section, if applicable, and any written consent to the relevant assignment required by paragraph (b) of this Section, the Administrative Agent shall promptly accept such Assignment Agreement and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (vi) By executing and delivering an Assignment Agreement, the assigning Lender and the Eligible Assignee thereunder shall be deemed to confirm and agree with each other and the other parties hereto as follows: (A) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that the amount of its commitments, and the outstanding balances of its Loans, in each case without giving effect to any assignment thereof which has not become effective, are as set forth in such Assignment Agreement, (B) except as set forth in clause (A) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statement, warranty or representation made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Parent Borrower or any Restricted Subsidiary or the performance or observance by the Parent Borrower or any Restricted Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (C) such assignee represents and warrants that it is an Eligible Assignee (and not a Disqualified Institution), legally authorized to enter into such Assignment Agreement; (D) such assignee confirms that it has received a copy of this Agreement and each then-applicable Acceptable Intercreditor Agreement, together with the most recent financial statements delivered pursuant to Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment Agreement; (E) such assignee will independently and without reliance upon the Administrative Agent, the assigning Lender or any other Lender and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (F) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, by the terms hereof, together with such powers as are reasonably incidental thereto; and (G) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (c) (i) Any Lender may, without the consent of the Parent Borrower, the Administrative Agent, the Collateral Agent, any Issuing Bank, the Swingline Lender or any other Lender, sell participations to any bank or other entity (other than to any Disqualified Institution or an Affiliate thereof referred to in the last proviso of clause (b)(i) of this Section and identified to the Administrative Agent as such, any Defaulting Lender, any natural Person or any investment vehicle, holding company, or trust established primarily for the benefit of a natural Person or any Affiliated Lender or Debt Fund Affiliate)

189 (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which any Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the relevant Participant, agree to any amendment, modification or waiver described in (x) clause (A) of the first proviso to Section 10.02(b) that directly and adversely affects the Loans or commitments in which such Participant has an interest and (y) clauses (B)(1), (2) or (3) of the first proviso to Section 10.02(b). Subject to paragraph (c)(ii) of this Section, the applicable Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15 and 2.17 (subject to the limitations and requirements of such Sections and Section 2.19) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section (it being understood that the documentation required under Section 2.17(f) shall be delivered solely to the participating Lender). To the extent permitted by applicable Requirements of Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant shall be subject to Section 2.18(c) as though it were a Lender. (ii) No Participant shall be entitled to receive any greater payment under Section 2.15 or 2.17 than the participating Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to a greater payment results from any Change in Law occurring after the sale of the participation. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and their respective successors and assigns, and the principal amounts and stated interest of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to any Participant’s interest in any Commitment, Loan, Letter of Credit or any other obligation under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the Treasury Regulations and the proposed Treasury Regulations Section 1.163-5(b). The entries in the Participant Register shall be conclusive absent manifest error, and each Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as an Administrative Agent) shall not have any responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (other than to any Disqualified Institution, Defaulting Lender or any natural Person) to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to any Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section 10.05 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release any Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (e) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from

190 time to time by the Granting Lender to the Administrative Agent and the Parent Borrower, the option to provide to the applicable Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the applicable Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) in no event may any Lender grant any option to provide to the applicable Borrower all or any part of any Loan that such Granting Lender would have otherwise been obligated to make to the applicable Borrower pursuant to this Agreement to any Disqualified Institution or Defaulting Lender. The making of any Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that (i) an SPC shall be entitled to the benefits of Sections 2.15 and Section 2.17 (subject to the limitations and requirements of such Sections and Section 2.19; it being understood that any documentation required to be provided by SPC under Section 2.17(f) shall be provided solely to the Granting Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; (ii) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 2.15 or 2.17) and no SPC shall be entitled to any greater amount under Section 2.15 or 2.17 or any other provision of this Agreement or any other Loan Document that the Granting Lender would have been entitled to receive, except to the extent such entitlement to any greater amount results from any Change in Law occurring after the grant is made, (iii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender) and (iv) the Granting Lender shall for all purposes including approval of any amendment, waiver or other modification of any provision of the Loan Documents, remain the Lender of record hereunder. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the Requirements of Law of the U.S. or any state thereof; provided that (i) such SPC’s Granting Lender is in compliance in all material respects with its obligations to the Borrower hereunder and (ii) each Lender designating any SPC hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such SPC during such period of forbearance. In addition, notwithstanding anything to the contrary contained in this Section 10.05, any SPC may (i) with notice to, but without the prior written consent of, the Parent Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. (f) (i) To the extent any assignment is made by a Lender to any Disqualified Institution without the Parent Borrower’s consent, to the extent the Parent Borrower’s consent is required under this Section 10.05, then such assignment shall not be null and void, but (x) such Disqualified Institution shall not be entitled to the benefit of any expense reimbursement or indemnification provisions of the Loan Documents (including without limitation Section 10.03 hereof) and (y) the Parent Borrower may, at its sole expense and effort, upon notice to such Disqualified Institution and the Administrative Agent, (A) terminate any Commitment of such Disqualified Institution and repay all obligations of the Borrower owing to such Disqualified Institution, (B) in the case of any outstanding Loans held by such Disqualified Institution,

191 purchase such Loans by paying the lesser of (x) the amount that such Disqualified Institution paid to acquire such Loans and (y) par, plus accrued interest thereon, but excluding any premium, penalty, prepayment fee or breakage costs and/or (C) require that such Disqualified Institution assign, without recourse (in accordance with and subject to the restrictions contained in this Section 10.05), all of its interests, rights and obligations under this Agreement to one or more Eligible Assignees (and if such Person does not execute and deliver to the Administrative Agent a duly executed assignment agreement reflecting such assignment within five Business Days of the date on which such Eligible Assignee executes and delivers such assignment agreement to such Person, then such Person shall be deemed to have executed and delivered such assignment agreement without any action on its part); provided that in the case of clause (C), the relevant assignment shall otherwise comply with this Section 10.05 (except that no registration and processing fee required under this Section 10.05 shall be required with any assignment pursuant to this paragraph; provided, further, that in the case of the foregoing clauses (A)-(C), the Borrower shall not be liable to any Person for breakage costs. Further, any Disqualified Institution identified by the Parent Borrower to the Administrative Agent, (A) shall not be permitted to (x) receive information or reporting provided by any Loan Party, the Administrative Agent or any Lender and/or (y) attend and/or participate in conference calls or meetings attended solely by the Lenders and the Administrative Agent and (B)(x) shall not for purposes of determining whether the Required Lenders or the majority Lenders under any Class have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document or (iii) directed or required any Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, have a right to consent (or not consent), otherwise act or direct or require any Agent or any Lender to take (or refrain from taking) any such action; it being understood that all Loans held by any Disqualified Institution shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders or all Lenders have taken any action and (y) shall be deemed to vote in the same proportion as Lenders that are not Disqualified Institutions in any proceeding under any Debtor Relief Law commenced by or against the Borrower or any other Loan Party. The rights and remedies available to the Borrower pursuant to the foregoing provisions of this Section 10.05(f) shall be in addition to injunctive relief (without posting a bond or presenting evidence of irreparable harm) or any other remedies available to the Borrower at law or in equity; it being understood and agreed that the Parent Borrower and its subsidiaries will suffer irreparable harm if any Lender breaches any obligation under this Section 10.05 as it relates to any assignment, participation or pledge of any Loan or Commitment to any Disqualified Institution or any Affiliate thereof or any other Person to whom the Parent Borrower’s consent is required but not obtained. Nothing in this Section 10.05(f) shall be deemed to prejudice any right or remedy that the Parent Borrower may otherwise have at law or equity. (ii) If any assignment or participation under this Section 5.02 is made (1) to any Affiliate of any Disqualified Institution (other than any Bona Fide Debt Fund that is not itself a Disqualified Institution) or (2) to the extent the Parent Borrower’s consent is required under this Section 5.02 (and not deemed to have been given pursuant to Section 10.05(b)(i)(A)), to any other Person, in each case of clauses (1) and (2) without the Parent Borrower’s prior written consent (any such person, a “Disqualified Person”), then any applicable Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Person and the Administrative Agent, (A) terminate any Commitment of such Disqualified Person and repay all obligations of the applicable Borrower owing to such Disqualified Person, (B) in the case of any outstanding Loans held by such Disqualified Person, purchase such Loans by paying the lesser of (x) par and (y) the amount that such Disqualified Person paid to acquire such Loans, plus accrued interest

192 thereon, accrued fees and all other amounts payable to it hereunder and/or (C) require such Disqualified Person to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 5.02), all of its interests, rights and obligations under this Agreement to one or more Eligible Assignees and if such person does not execute and deliver to the Administrative Agent a duly executed Assignment Agreement reflecting such assignment within five Business Days of the date on which the Eligible Assignee executes and delivers such Assignment Agreement to such person, then such person shall be deemed to have executed and delivered such Assignment Agreement without any action on its part; provided that (I) [reserved], (II) in the case of clause (C), the relevant assignment shall otherwise comply with this Section 5.02 (except that no registration and processing fee required under this Section 5.02 shall be required with any assignment pursuant to this paragraph. Further, any Disqualified Person identified by the Parent Borrower to the Administrative Agent (A) shall not be permitted to (x) receive information or reporting provided by any Loan Party, the Administrative Agent or any Lender and/or (y) attend and/or participate in conference calls or meetings attended solely by the Lenders and the Administrative Agent, (B) (x) shall not for purposes of determining whether the Required Lenders or the majority Lenders under any Class have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, have a right to consent (or not consent), otherwise act or direct or require the Administrative Agent or any Lender to take (or refrain from taking) any such action; it being understood that all Loans held by any Disqualified Person shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders, majority Lenders under any Class or all Lenders have taken any action and (y) shall be deemed to vote in the same proportion as Lenders that are not Disqualified Persons in any proceeding under any Debtor Relief Law commenced by or against a Borrower or any other Loan Party and (C) shall not be entitled to receive the benefits of Section 10.03. For the sake of clarity, the provisions in this Section 10.05(f) shall not apply to any Person that is an assignee of any Disqualified Person, if such assignee is not a Disqualified Person. (iii) Upon the request of any Lender, the Administrative Agent may and the Parent Borrower will make the list of Disqualified Institutions (other than any Disqualified Institution that is a reasonably identifiable Affiliate of another Disqualified Institution on the basis of such Person’s name) available to such Lender and such Lender may provide the list to any potential assignee for the purpose of verifying whether such Person is a Disqualified Institution, in each case so long as such Lender and such potential assignee agree to keep the list of Disqualified Institutions confidential in accordance with the terms hereof. (iv) Notwithstanding anything herein to the contrary, the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions or Net Short Lenders. (g) Notwithstanding anything to the contrary contained herein, any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of any Loans (other than Revolving Loans) and/or Commitments (other than Revolving Credit Commitments) to any Debt Fund Affiliate, and any Debt Fund Affiliate may, from time to time, purchase Loans (other than Revolving Loans) and/or Commitments (other than Revolving Credit Commitments) (x) on a non-pro rata basis

193 through Dutch auctions or similar transactions open to all applicable Lenders or (y) on a non-pro rata basis through open market purchases (which purchases may be effected at any price as agreed between such Lender and such Debt Fund Affiliate in their respective sole discretion), in each case without the consent of the Administrative Agent and notwithstanding the requirements set forth in this clause (g); provided that the Loans and unused Commitments of all Debt Fund Affiliates shall not account for more than 49.9% of the amounts included in determining whether the Required Lenders or Required Revolving Lenders have (A) consented to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom or (B) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to any Loan Document; it being understood and agreed that the portion of the Loans and/or Commitments that accounts for more than 49.9% of the relevant Required Lender or Required Revolving Lender action shall be deemed to be voted pro rata along with other Lenders that are not Debt Fund Affiliates. Notwithstanding anything to the contrary herein, at the election of the Parent Borrower, Revolving Loans and Revolving Credit Commitments held by a Defaulting Lender may be assigned to an Affiliated Lender (other than any Debt Fund Affiliate) without the need for the consent of any other Person, with the price of such assignment being the lower of (i) par plus accrued and unpaid interest and commitment fees thereon and (ii) such lower amount as agreed by the applicable Defaulting Lender and such Affiliated Lender; provided that Revolving Lenders that are not Defaulting Lenders shall have the right to repurchase such assigned Revolving Loans and Revolving Credit Commitments from such Affiliated Lender, with the price of such assignment being the lower of (i) par plus accrued and unpaid interest and commitment fees thereon and (ii) such lower amount as agreed by such Revolving Lender and such Affiliated Lender; provided further in connection with any such assignment effectuated pursuant to a Dutch auction or similar open market purchase conducted by the Parent Borrower or any of its Restricted Subsidiaries (x) the relevant Person may not use the proceeds of any Revolving Loans to fund such assignment and (y) no Event of Default shall exist at the time of acceptance of bids for the Dutch auction or the confirmation of such open-market purchase, as applicable. Notwithstanding anything to the contrary herein, any allocation of rights or obligations under the Loan Documents that (i) is solely among the Parent Borrower or any of its subsidiaries for tax, accounting or other bona fide business purposes (including through any contribution and/or co-borrower agreement) and (ii) does not change the underlying obligations of the Loan Parties under this Agreement to the Lenders shall not constitute an assignment under this Agreement requiring the consent of the Administrative Agent or any Lender. Section 10.06. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loan and issuance of any Letter of Credit regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or the Collateral Agent may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Termination Date. The provisions of Sections 2.15, 2.17, 10.03 and 10.13 (with respect to Section 10.13, only for a period of one year following such Termination Date) and Article 9 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit or any Commitment, the occurrence of the Termination Date or the termination of this Agreement or any provision hereof but in each case, subject to the limitations set forth in this Agreement.

194 Section 10.07. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and the Fee Letters, as applicable, and any separate letter agreements with respect to fees payable to the Administrative Agent and the Collateral Agent constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon satisfaction of the conditions set forth in Section 4.01, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Agreement, any other Loan Document or any other document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, electronic records or the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent and/or the Collateral Agent, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 10.08. Severability. To the extent permitted by applicable Requirements of Law, any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 10.09. Right of Setoff. At any time when an Event of Default exists, upon the written consent of the Administrative Agent and each Issuing Bank, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Requirements of Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (in any currency) at any time owing by the Administrative Agent, the Collateral Agent, such Issuing Bank or such Lender to or for the credit or the account of the Borrower or any other Loan Party against any of and all the Obligations held by the Administrative Agent, the Collateral Agent, such Issuing Bank or such Lender, irrespective of whether or not the Administrative Agent, the Collateral Agent, such Issuing Bank or such Lender shall have made any demand under the Loan Documents and although such obligations may be contingent or unmatured or are owed to a branch or office of such Lender or Issuing Bank different than the branch or office holding such deposit or obligation on such Indebtedness. Any applicable Lender or Issuing Bank shall promptly notify the Parent Borrower and the Administrative Agent of such set-off or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Lender, each Issuing Bank, the Collateral Agent and the Administrative Agent under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender, such Issuing Bank, the Collateral Agent or the Administrative Agent may have. Section 10.10. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT AND

195 THE OTHER LOAN DOCUMENTS, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. (b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, FEDERAL COURT. EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE REQUIREMENTS OF LAW. (c) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT. (d) TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 10.01. EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY LOAN DOCUMENT THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE REQUIREMENTS OF LAW. Section 10.11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR

196 OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 10.12. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Section 10.13. Confidentiality. Each of the Administrative Agent, the Collateral Agent, each Lender, each Issuing Bank and each Arranger agrees (and each Lender agrees to cause its SPC, if any) to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed (a) to its and its Affiliates’ directors, officers, managers, employees, independent auditors, or other experts and advisors, including accountants, legal counsel and other advisors (collectively, the “Representatives”) on a confidential “need to know” basis solely in connection with the transactions contemplated hereby and who are informed of the confidential nature of the Confidential Information and are or have been advised of their obligation to keep the Confidential Information of this type confidential; provided that such Person shall be responsible for its Affiliates’ and their Representatives’ compliance with this paragraph; provided, further, that unless the Parent Borrower otherwise consents, no such disclosure shall be made by the Administrative Agent, any Issuing Bank, the Arranger, any Lender or any Affiliate or Representative thereof to any Affiliate or Representative of the Administrative Agent, any Issuing Bank, the Arranger, or any Lender that is a Disqualified Institution, (b) upon the demand or request of any regulatory or governmental authority having jurisdiction over such Person or its Affiliates (in which case such Person shall, except with respect to any audit or examination conducted by bank accountants or any Governmental Authority or regulatory authority exercising examination or regulatory authority, to the extent permitted by applicable Requirements of Law, (i) inform the Parent Borrower promptly in advance thereof and (ii) ensure that any information so disclosed is accorded confidential treatment), (c) to the extent compelled by legal process in, or reasonably necessary to, the defense of such legal, judicial or administrative proceeding, in any legal, judicial or administrative proceeding or otherwise as required by applicable Requirements of Law (in which case such Person shall (i) to the extent permitted by law, inform the Parent Borrower promptly in advance thereof, (ii) ensure that any such information so disclosed is accorded confidential treatment and (iii) allow the Borrower a reasonable opportunity to object to such disclosure in such proceeding), (d) to any other party to this Agreement, (e) subject to an acknowledgment and agreement by the relevant recipient that the Confidential Information is being disseminated on a confidential basis (on substantially the terms set forth in this paragraph or as otherwise reasonably acceptable to the Parent Borrower and the Administrative Agent) in accordance with the standard syndication process of the Arranger or market standards for dissemination of the relevant type of information, which shall in any event require “click through” or other affirmative action on the part of the recipient to access the Confidential Information and acknowledge its confidentiality obligations in respect thereof, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or prospective Participant in, any of its rights or obligations under this Agreement, including any SPC (in each case other than a Disqualified Institution), (ii) any pledgee referred to in Section 10.05, (iii) any actual or prospective direct or indirect provider of credit insurance or other credit protection direct or indirect contractual counterparty (or its advisors, but not any Disqualified Institution) to any Derivative Transaction (including any credit default swap) or similar derivative product to which any Loan Party is a party and (iv) subject to the Parent Borrower’s prior approval of the information to be disclosed (not to be unreasonably withheld or delayed), to Moody’s or S&P on a confidential basis in connection with obtaining or maintaining ratings as required under Section 5.13, (f) with the prior written consent of the Parent Borrower and (g) to the extent the Confidential Information becomes publicly available other than as a result of a breach of this Section by such Person, its Affiliates or their respective Representatives. In addition, the Administrative Agent, the

197 Collateral Agent or any Lender may disclose the existence of this Agreement and publicly available information about this Agreement to market data collectors and similar service providers to the lending industry (including to the CUSIP Service Bureau in connection with the issuance and monitoring of CUSIP numbers with respect to the facilities). For purposes of this Section, “Confidential Information” means all information relating to the Parent Borrower and/or any of its subsidiaries and their respective businesses, the Transactions (including any information obtained by the Administrative Agent, the Collateral Agent, any Issuing Bank, any Lender or the Arranger, or any of their respective Affiliates or Representatives, based on a review of any books and records relating to the Parent Borrower and/or any of its subsidiaries and their respective Affiliates from time to time, including prior to the date hereof) other than any such information that is publicly available to the Administrative Agent or the Collateral Agent or the Arranger, Issuing Bank, or Lender on a non-confidential basis prior to disclosure by the Parent Borrower or any of its subsidiaries. For the avoidance of doubt, in no event shall any disclosure of any Confidential Information be made to a Person that is a Disqualified Institution at the time of disclosure. The respective obligations of each Term Lender (other than any Regulated Bank or any Person who was a Term Lender as a result of its market-making activities) under this Section shall survive, to the extent applicable to such Person, (x) the occurrence of the Termination Date, (y) any assignment of its rights and obligations under this Agreement and (z) the resignation or removal of the Administrative Agent, any Issuing Bank or any Lender. The respective obligations of the Administrative Agent, each Revolving Lender and each Issuing Bank under this Section shall survive until two years after the earlier of, to the extent applicable to such Person, (x) the occurrence of the Termination Date, (y) any assignment of its rights and obligations under this Agreement and (z) the resignation or removal of the Administrative Agent, any Issuing Bank or any Revolving Lender. For the avoidance of doubt, nothing in this Section 10.13 shall prohibit any Person from voluntarily disclosing or providing any Confidential Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 10.13 shall be prohibited by the laws or regulations applicable to such Regulatory Authority. Section 10.14. No Fiduciary Duty. Each of the Administrative Agent, the Collateral Agent, the Arranger, each Lender, each Issuing Bank and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Loan Parties, their stockholders and/or their respective affiliates. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party, its respective stockholders or its respective affiliates, on the other. Each Loan Party acknowledges and agrees that: (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender, in its capacity as such, has assumed an advisory or fiduciary responsibility in favor of any Loan Party, its respective stockholders or its respective affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its respective stockholders or its respective Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender, in its capacity as such, is acting solely as principal and not as the agent or fiduciary of such Loan Party, its respective management, stockholders, creditors or any other Person. Each Loan Party acknowledges and agrees that such Loan Party has consulted its own legal, tax and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.

198 Section 10.15. Several Obligations. (a) The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan, issue any Letter of Credit or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. (b) The respective obligations of each Borrower hereunder are several and not joint. References herein to “Obligations of the Borrower” or similar words of import are used solely for administrative convenience and are not intended to create liability that is joint and several. Section 10.16. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies the Loan Parties that, pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name, address and tax identification number of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act. Section 10.17. Disclosure. Each Loan Party, each Issuing Bank and each Lender hereby acknowledges and agrees that the Administrative Agent, the Collateral Agent and/or their respective Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates. Section 10.18. Appointment for Perfection. Each Lender hereby appoints each other Lender and each Issuing Bank as its agent for the purpose of perfecting Liens for the benefit of the Collateral Agent, the Administrative Agent, the Issuing Banks and the Lenders, in assets which, in accordance with Article 10 of the UCC or any other applicable Requirements of Law can be perfected only by possession. If any Lender or Issuing Bank (other than the Collateral Agent) obtains possession of any Collateral, such Lender or such Issuing Bank shall notify the Collateral Agent thereof and, promptly upon the Collateral Agent’s request therefor, shall deliver such Collateral to the Collateral Agent or otherwise deal with such Collateral in accordance with the Collateral Agent’s instructions. Section 10.19. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or Letter of Credit, together with all fees, charges and other amounts which are treated as interest on such Loan or Letter of Credit under applicable law (collectively, the “Applicable Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender or Issuing Bank holding such Loan or Letter of Credit in accordance with applicable Requirements of Law, the rate of interest payable in respect of such Loan or Letter of Credit hereunder, together with all Applicable Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Applicable Charges that would have been payable in respect of such Loan or Letter of Credit but were not payable as a result of the operation of this Section shall be cumulated and the interest and Applicable Charges payable to such Lender or Issuing Bank in respect of other Loans or Letters of Credit or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender or Issuing Bank. Section 10.20. [Reserved]. Section 10.21. Conflicts. Notwithstanding anything to the contrary contained herein or in any other Loan Document, in the event of any conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall govern and control.

199 Section 10.22. Release of Guarantors. (a) Notwithstanding anything in Section 10.02(b) to the contrary, (x) any Subsidiary Guarantor shall automatically be released from its obligations hereunder and under the other Loan Documents (and its Loan Guarantee and any Liens on its property securing any of the Obligations shall be automatically released) (i) upon the consummation of any permitted transaction or series of related transactions or the occurrence of any other permitted event or circumstance if as a result thereof such Subsidiary Guarantor ceases to be a Restricted Subsidiary (including by merger, amalgamation or dissolution) or becomes an Excluded Subsidiary as a result of a single transaction or series of related transactions or other event or circumstance permitted hereunder; provided, that the release of any Subsidiary Guarantor from its obligations under the Loan Guarantee if such Subsidiary Guarantor becomes an Excluded Subsidiary of the type described in clause (a) of the definition thereof shall only be permitted if (x) such Subsidiary Guarantor becomes a non-Wholly-Owned Subsidiary pursuant to an arm’s length transaction with a non-affiliated third party for a bona fide business purpose and for reasons other than evading the Collateral and Guarantee Requirement and (y) after giving pro forma effect to such release and the consummation of the relevant transaction, the Parent Borrower is deemed to have made a new Investment in such Subsidiary Guarantor that becomes a non-Wholly-Owned Subsidiary (as if such Person were then newly acquired) and such new Investment is permitted pursuant to Section 6.06 or (ii) upon the occurrence of the Termination Date and/or (y) any Subsidiary Guarantor that qualifies as an “Excluded Subsidiary” shall be released from its obligations hereunder and under the other Loan Documents (and its Loan Guarantee and any Liens on its property securing any of the Obligations shall be automatically released) by the Administrative Agent promptly following the request therefor by the Parent Borrower. Without limiting the foregoing, in the event that Receivables Facility Assets become subject to a Qualified Receivables Facility, whether by transfer or conveyance or by placing a security interest, trust or other encumbrance required by a Qualified Receivables Facility with respect to such Receivables Facility Assets, the Liens under the Loan Documents on such Receivables Facility Assets (including proceeds thereof and any deposit accounts holding exclusively such proceeds) shall be automatically released (or such Receivables Facility Assets, proceeds or deposit accounts re-assigned). Each Secured Party hereby consents to any release or re-assignment contemplated by this Section 10.22 and any steps any Agent may take or request to give effect to such release or re-assignment under the governing law of such Lien. (b) In connection with any such release, the Administrative Agent shall, subject to receipt of an officer’s certificate from the Parent Borrower certifying that such transaction and release are permitted hereunder, promptly execute and deliver to the relevant Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence termination or release. Any execution and delivery of any document pursuant to the preceding sentence of this Section 10.22 shall be without recourse to or warranty by the Administrative Agent. Section 10.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and each party hereto agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable:

200 (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. Section 10.24. [Reserved].Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) in the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.25, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

201 (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. (c) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Section 10.26. Erroneous Payments. (i) Each Lender, Issuing Bank or Secured Party hereby agrees that if the Administrative Agent notifies a Lender, Issuing Bank or Secured Party or any Person who has received funds on behalf of a Lender, Issuing Bank or Secured Party (any such Lender, Issuing Bank, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (ii)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Bank, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) such Lender, Issuing Bank or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (i) shall be conclusive, absent manifest error. (ii) Without limiting immediately preceding clause (i), each Lender, Issuing Bank, Secured Party or any Person who has received funds on behalf of a Lender, Issuing Bank or Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, Issuing Bank, Secured Party or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

202 (A) it acknowledges and agrees that (I) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made or (II) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (B) such Lender, Issuing Bank or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 10.26(ii) and, upon demand from the Administrative Agent, such Lender, Issuing Bank or Secured Party shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 10.26(ii) shall not have any effect on a Payment Recipient’s obligations pursuant to this Section 10.26(i) or on whether or not an Erroneous Payment has been made. (iii) Each Lender, Issuing Bank or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, Issuing Bank or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, Issuing Bank or Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (i). (iv) The Borrower and each other Loan Party hereby agrees that (x) in the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf), the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any of the Borrower or any other Loan Party. (v) The Borrower and each other Loan Party hereby agrees that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party. (vi) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or

203 counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. (vii) Each party’s obligations, agreements and waivers under this Section 10.26 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. Section 10.27. [Reserved]. Section 10.28. Acknowledgements of Lenders and Issuing Banks. (a) Each Lender and each Issuing Bank represents and warrants that (1) the Loan Documents set forth the terms of a commercial lending facility, (2) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws), (3) it has, independently and without reliance upon the Administrative Agent, the Arranger, or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (4) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and their Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, by delivering its signature page to this Agreement on the Closing Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Closing Date. [Signature Pages Follow]

[Signature Page to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. Progyny, Inc. By: /s/ Mark Livingston Name: Mark Livingston Title: Chief Financial Officer

[Signature Page to Credit Agreement] JPMORGAN CHASE BANK, N.A., as Administrative Agent By: /s/ Erik Barragan Name: Erik Barragan Title: Authorized Officer

[Signature Page to Credit Agreement] JPMORGAN CHASE BANK, N.A., as an Initial Revolving Lender By: /s/ Erik Barragan Name: Erik Barragan Title: Authorized Officer

[Signature Page to Credit Agreement] Bank of America, N.A., as an Initial Revolving Lender By: /s/ Karen Yap Name: Karen Yap Title: Senior Vice President

[Signature Page to Credit Agreement] SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY, as an Initial Revolving Lender By: /s/ Molly Pivirotto Name: Molly Pivirotto Title: Vice President

[Signature Page to Credit Agreement] U.S. BANK NATIONAL ASSOCIATION, as an Initial Revolving Lender By: /s/ Andrew Armour Name: Andrew Armour Title: Senior Vice President

[Signature Page to Credit Agreement] WELLS FARGO BANK, N.A., as an Initial Revolving Lender By: /s/ Ashley Griffith Name: Ashley Griffith Title: Vice President